UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive information statement

IGAMBIT, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A

(2)	Aggregate number of securities to which transactions applies:
N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

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IGAMBIT, INC.

1050 W. Jericho Turnpike, Suite A

Smithtown, NY 11787

(631) 670-6777

Dear Stockholders:

This Information Statement is being made available to the holders of record (the “Stockholders”) of the outstanding shares of common stock, $0.001 per value per share (the “Common Stock”) of iGambit, Inc., a Delaware corporation (the “Company”), as of the close of business on September 24, 2019 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you that on September 24, 2019 the stockholders holding a majority of our outstanding voting capital stock of the Company have approved the following:

(1)	To adopt an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Clinigence Holdings, Inc., a Delaware corporation (“Clinigence”), the Company, the Company’s wholly owned subsidiary, HealthDatix, Inc., a Delaware Corporation (“Merger Sub”), and John Salerno, the transaction contemplated by the Merger Agreement is known as the “Merger”;

(2)	to adopt an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split at a ratio ranging from 1 to 100 to up to 1 for 500, such ratio to be determined by the Board (the “Reverse Stock Split”);

(3)	to adopt an amendment to the Certificate of Incorporation, as amended, to change the name of the Company to “Clinigence Holdings, Inc.” (the “Name Change”); and

(4)	to adopt the iGambit, Inc. 2019 Omnibus Equity Incentive Plan (the “Incentive Plan”);

(5)	to adopt Amended and Restated Bylaws of the Company (the “Bylaws”); and

(6)	upon the close of the Merger, Dr. Warren Hosseinion, Jacob Margolin, Dr. Lawrence Schimmel, Martin Breslin, Mitchell Creem, Mark Fawcett, David Meiri, John Waters and Elisa Luqman be appointed as members of the Board of Directors. John Salerno will resign as an officer and director of the Company and the new directors will be appointed effective upon the close of the Merger (the “Ratification of Appointment of Directors”).

The Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws, and the Ratification of Appointment of Directors (collectively, the “Actions”) are more fully described in the accompanying Information Statement. The Actions were approved on August 7, 2019 by our Board of Directors and by Written Consent on September 24, 2019 by a majority of holders of our voting capital stock, in accordance with Delaware General Corporation Law. Our directors and majority of the stockholders of our outstanding capital stock, as voted through a unanimous vote of our Series A Preferred Stock, have approved the Actions after carefully considering them and concluding that approving the Actions was in the best interests of our Company and our stockholders. The Series A Preferred Stock is held by John Salerno, the Company’s Chief Executive Officer and Chairman. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our Stockholders of the action taken by the Written Consent before it becomes effective.

THE MERGER, THE REVERSE STOCK SPLIT, THE NAME CHANGE, THE INCENTIVE PLAN, THE BYLAWS AND THE RATIFICATION OF APPOINTMENT OF DIRECTORS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE MERGER, THE REVERSE STOCK SPLIT, NAME CHANGE, THE INCENTIVE PLAN, THE BYLAWS OR THE RATIFICATION OF APPOINTMENT OF DIRECTORS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents are afforded to Stockholders as a result of the approval of the Actions.

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws and the Ratification of Appointment of Directors can become effective is twenty (20) calendar days after this Information Statement is first sent or given to the Stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority (“FINRA”) of the Reverse Stock Split and Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Reverse Stock Split and Name Change. FINRA needs to approve the Actions before they will be reflected in the trading of the shares of the Common Stock. In addition, the Reverse Stock Split and the Name Change will not become effective until we file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware after the twenty (20) calendar day period has elapsed. A form of the Merger Agreement is attached to this Information Statement as Annex A. A form of the Amendment with regard to the Reverse Stock Split and Name Change is attached to this Information Statement as Annex B. A form of the Incentive Plan is attached to this Information Statement as Annex C. A form of the Amended and Restated Bylaws is attached to this Information Statement as Annex D.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter which is described herein.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR ABOUT OCTOBER 7, 2019.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

For the Board of Directors of IGAMBIT, INC.

October 7, 2019	By:	/s/ John Salerno
	Name:	John Salerno
	Title:	Chairman and Chief Executive Officer

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Table of Contents

TABLE OF CONTENTS	4
GENERAL OVERVIEW OF ACTION	5
VOTE REQUIRED FOR APPROVAL	6
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF	7
BOARD OF DIRECTORS’ RECOMMENDATION AND STOCKHOLDER APPROVAL	7
FORWARD-LOOKING STATEMENTS	8
QUESTIONS AND ANSWERS REGARDING THE ACTIONS	8
ACTION 1 THE MERGER	12
THE MERGER AGREEMENT	18
THE VOTING AGREEMENT	23
INFORMATION WITH RESPECT TO CLINIGENCE	24
PRINCIPAL STOCKHOLDERS OF CLINIGENCE	46
MANAGEMENT FOLLOWING THE MERGER	47
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS AND FINANCIAL DATA	50
ACTION 2 THE REVERSE STOCK SPLIT	54
ACTION 3 THE NAME CHANGE	58
ACTION 4 THE INCENTIVE PLAN	58
ACTION 5 THE BYLAWS	60
ACTION 6 THE Ratification of Appointment of Directors	62
EFFECTIVENESS OF CORPORATE ACTION	65
MARKET PRICES AND DIVIDEND DATA	65
SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS	66
WHERE YOU CAN FIND MORE INFORMATION	67
ANNEX A AGREEMENT AND PLAN OF MERGER	A-1
ANNEX A – 1 Clinigence LLC 2017 and 2018 Audited Financials	A-1-1
ANNEX A – 2 QualMetrix Inc. 2017 and 2018 Audited Financials	A-2-1
ANNEX B CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION	B-1
ANNEX C IGAMBIT INC. 2019 OMNIBUS EQUITY INCENTIVE PLAN	C-1
ANNEX D AMENDED AND RESTATED BY LAWS	D-1

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IGAMBIT, INC.

1050 W. Jericho Turnpike, Suite A

Smithtown, NY 11787

(631) 670-6777

INFORMATION STATEMENT REGARDING

ACTIONS TAKEN BY WRITTEN CONSENT OF

MAJORITY STOCKHOLDERS

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

PURPOSE OF INFORMATION STATEMENT

This Information Statement is being furnished to all holders of the common stock of iGambit, Inc. (“iGambit” or the “Company”) as of September 24, 2019, in connection with the action taken by written consent of holders of a majority of the outstanding voting power of the Company.

GENERAL OVERVIEW OF ACTION

Action by Written Consent:

The following actions were approved by written consent, in lieu of a special meeting, of the holders of a majority of our outstanding voting power authorizing the Board of Directors of the Company:

(1)	To adopt an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among Clinigence Holdings, Inc., a Delaware corporation (“Clinigence”), iGambit, iGambit’s wholly owned subsidiary, HealthDatix, Inc., a Delaware corporation (“Merger Sub”), and John Salerno, the transaction contemplated by the Merger Agreement is known as the “Merger”;

(2)	to adopt an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split at a ratio ranging from 1 to 100 to up to 1 for 500, such ratio to be determined by the Board (the “Reverse Stock Split”);

(3)	to adopt an amendment to the Certificate of Incorporation, as amended, to change the name of the Company to “Clinigence Holdings, Inc.” (the “Name Change”); and

(4)	to adopt the iGambit, Inc. 2019 Omnibus Equity Incentive Plan (the “Incentive Plan”);

(5)	to adopt Amended and Restated Bylaws of the Company (the “Bylaws”); and

(6)	upon the close of the Merger, Dr. Warren Hosseinion, Jacob Margolin, Dr. Lawrence Schimmel, Martin Breslin, Mitchell Creem, Mark Fawcett, David Meiri, John Waters and Elisa Luqman be appointed as members of the Board of Directors. John Salerno will resign as an officer and director of the Company and the new directors will be appointed effective upon the close of the Merger (the “Ratification of Appointment of Directors”).

“We,” “us,” “our,” the “Registrant” and the “Company” refers to iGambit, Inc., a Delaware corporation.

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The Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws and Ratification of Appointment of Directors and Officers (collectively, the “Actions”) are more fully described in the accompanying Information Statement. The Actions were approved by Written Consent on August 7, 2019, by our Board of Directors and a majority of holders of our voting capital stock, in accordance with Delaware General Corporation Law. Our directors and majority of the stockholders of our outstanding capital stock, as voted through a unanimous vote of our Series A Preferred Stock, have approved the Actions after carefully considering them and concluding that approving the Actions was in the best interests of our Company and our stockholders. The Series A Preferred Stock is held by John Salerno, the Company’s Chief Executive Officer and Chairman. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder, solely for the purpose of informing our Stockholders of the action taken by the Written Consent before it becomes effective.

The Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws and the Ratification of Appointment of Directors cannot be effectuated until twenty (20) days after the mailing of this Information Statement and after the filing of the amended Certificate of Incorporation with Secretary of State of the State of Delaware with respect to the Reverse Stock Split and the Name Change. The amendment to the Certificate of Incorporation is to effectuate the Reverse Stock Split and the Name Change.

The date on which this Information Statement will be sent to stockholders will be on or about, October 7, 2019 and is being furnished to all holders of the common stock of the Company on record as of September 24, 2019.

The Annual Report on Form 10-K for fiscal year ended December 31, 2018, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019, and the Current Reports on Form 8-K filed by the Company during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s web site at www.sec.gov in the Edgar Archives. The Company is presently current in the filing of all reports required to be filed by it.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by emailing our office or by calling our principal executive offices at (631) 670-6777. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail, email or telephone call to our principal executive offices.

VOTE REQUIRED FOR APPROVAL

In accordance with the Delaware Corporation General Law, the following actions were taken based upon the unanimous recommendation and approval by the Company’s Board of Directors and the written consent of the majority voting control of the stockholders.

The Board of Directors of the Company has adopted, ratified and approved the Actions. The securities that are entitled to vote to adopt the Actions consist of all issued and outstanding shares of the Company’s $0.001 par value Series A Preferred Stock outstanding on September 24, 2019, the record date for determining stockholders who are entitled to notice of and to vote on the proposed amendment to the Company’s Certificate of Incorporation.

The Board of Directors, and persons owning a majority of the outstanding voting securities of the Company have unanimously adopted, ratified and approved the proposed Actions by the Company’s Board of Directors. No other votes are required or necessary.

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Pursuant to the Company’s Bylaws and the Delaware Corporation General Law, a vote by the holders of at least a majority of the Company’s outstanding votes is required to effect the Actions. The Company’s Certificate of Incorporation does not authorize cumulative voting. As of the record date, the Company had 388,553,890 (not including 10 million shares held in treasury) voting shares of common stock issued and outstanding and 1,000 shares of Series A Preferred Stock issued and outstanding. The consenting stockholders of the Series A Preferred Stock are entitled to 51% of the total votes. Mr. Salerno is the sole holder of Series A Preferred Shares and thus holds the majority of our outstanding voting power. The consenting stockholders of Series A Preferred Stock, Mr. Salerno, voted in favor of the Actions described herein in a unanimous written consent, dated August 7, 2019.

On August 2, 2018, the Board of Directors of the Company issued 1,000 shares of Series A Preferred Stock to its Chief Executive Officer, John Salerno, in consideration for his services to the Company for the past two years without salary. The Series A Preferred Stock, when combined with the existing holdings of the Company’s common stock, gives him an aggregate of 51% of the votes eligible to be cast by all stockholders with respect to all matters brought before a vote of the stock holders of the Company, which gives him effective voting control over the Registrant’s affairs.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on September 24, 2019 as the record date for the determination of the common and preferred stockholders entitled to notice of the action by written consent.

At the record date, the Company had 800,000,000 shares of common stock authorized with a stated par value of $0.001, of which approximately 388,553,890 (not including 10 million shares held in treasury) million shares of common stock were issued and outstanding, excluding warrants, options and shares estimated for the conversion of notes and 100 million shares of authorized preferred stock, no par value, of which 1,000 shares of Series A Preferred Stock is issued and outstanding. The holders of shares of common stock are entitled to one vote per share on matters to be voted upon by stockholders.  The holder of the Series A Preferred Stock is entitled to a vote equal to 51% of all matters brought before the common stockholders, and therefore, have majority voting control.

All of the holders of the Series A Preferred Stock of the Company, as of the record date, have consented to the proposed Actions. These stockholders have consented to the Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, and the Bylaws. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

BOARD OF DIRECTORS’ RECOMMENDATION

AND STOCKHOLDER APPROVAL

In accordance with Delaware General Corporation Law (“DGCL”), on August 7, 2019, our Board of Directors voted to authorize and seek approval of our stockholders of the Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws and the Ratification of Appointment of Directors. In the absence of a meeting, the affirmative consent of holders of a majority of the vote represented by our outstanding shares of Series A Stock was required to approve the Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws and the Ratification of Appointment of Directors.  Because holders of all shares of Series A Stock signed a written consent in favor of the Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws and the Ratification of Appointment of Directors, adopt the Merger, amend the Certificate of Incorporation to effect the Reverse Stock Split and Name Change, to adopt the Incentive Plan and to adopt the Amended and Restated Bylaws. The Merger, the Reverse Stock Split, the Name Change, the Incentive Plan, the Bylaws and the Ratification of Appointment of Directors cannot be effectuated until twenty (20) days after the mailing of this Information Statement. The Reverse Stock Split and the Name Change Amendment will be effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to stockholders.

The information contained in this Information Statement constitutes the only notice we will be providing stockholders.

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FORWARD-LOOKING STATEMENTS

This Information Statement, including information incorporated by reference into this Information Statement, includes forward-looking statements regarding, among other things, iGambit’s and Clinigence’s plans, strategies and prospects, both business and financial. Although iGambit and Clinigence believe that their plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither iGambit nor Clinigence can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in iGambit’s filings with the SEC. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that we file from time to time with the SEC.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. All forward-looking statements included herein attributable to any of iGambit, Clinigence or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

All forward-looking statements in this Information Statement are current only as of the date on which the statements were made. iGambit and Clinigence do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events.

QUESTIONS AND ANSWERS REGARDING THE ACTIONS

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Actions. These questions and answers may not address all questions that may be important to you as a Company stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to or incorporated by reference in this Information Statement, each of which you should read carefully.

Q.       What is the proposed transaction and what effects will it have on the Company?

A. On August 8, 2019, iGambit, Inc., a Delaware corporation (“iGambit”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Clinigence Holdings, Inc., a Delaware corporation (“Clinigence”), iGambit, iGambit’s wholly owned subsidiary, HealthDatix, Inc., a Delaware corporation (“Merger Sub”), and John Salerno, an individual and holder of iGambit shares constituting a majority of the votes eligible to be cast by all of the stockholders of iGambit (the “Signing Stockholder”).

The proposed transaction is the Merger of the Merger Sub with Clinigence pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement, Merger Sub, a wholly owned subsidiary of iGambit, will merge with and into Clinigence. Clinigence will be the surviving corporation of the Merger and a wholly owned subsidiary of iGambit and the separate corporate existence of Merger Sub will cease. iGambit shall change its name to Clinigence Holdings, Inc.

Q.       What will iGambit Stockholders retain in the Merger?

A. Subject to the terms of the Merger Agreement, at the Effective Time of the Merger, Clinigence stockholders will receive a number of newly issued shares of iGambit common stock determined using the exchange ratio described below in exchange for their shares of Clinigence stock.

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 Following the Merger, stockholders of Clinigence will become the majority owners of iGambit.

At the Effective Time, all outstanding shares of Clinigence common stock will be converted solely into the right to receive a number of shares of iGambit common stock such that the holders of outstanding equity of Clinigence immediately prior to the Effective Time will own approximately 85%, on a fully-diluted basis, of the outstanding equity of iGambit immediately following the Effective Time, and holders of outstanding equity of iGambit immediately prior to the Effective Time will own approximately 15%, on a fully-diluted basis, of the outstanding equity of iGambit immediately following the Effective Time, which ratio we refer to herein as the “Exchange Ratio.”

Q. When do you expect the Merger to be completed?

A: Pursuant to the terms of the Merger Agreement and a subsequent amendment, the Merger must be consummated by the outside date of November 30, 2019 which may be further extended by the parties, and the Merger will become effective at such time as a certificate of merger is duly filed with the Secretary of State of Delaware, unless a later date is specified therein.

Q: What happens if the Merger is not completed?

A: If the Merger is not completed for any reason, iGambit will remain an independent public company, its common stock will continue to be listed and traded on OTC Pink Marketplace and registered under the Exchange Act and iGambit will continue to file periodic reports with the SEC.

Q: Is the Merger subject to the fulfillment of certain conditions?

A: Yes. Before the Merger can be completed iGambit and Clinigence must fulfill or, if permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Merger will not be completed. See “The Merger Agreement — Closing Conditions of the Merger” beginning on page 20.

Q: What happens to Options and Warrants if the Merger is completed?

A: At the Effective Time, each Option and Warrant, whether vested or unvested, that is outstanding immediately before the Effective Time will remain outstanding immediately following the Effective Time.

Q: Why is iGambit effecting the Reverse Stock Split?

A. The Reverse Stock Split of iGambit’s issued and outstanding common stock will be effected by a ratio of not less than one-for-one hundred and not more than one-for-five hundred, with the exact ratio to be set at a whole number within this range as determined by iGambit’s Board of Directors in its sole discretion.

iGambit’s Board of Directors believes that the Reverse Stock Split is in the best interest of iGambit. A Reverse Stock Split typically will initially result in an increase in the price per share of iGambit’s common stock. The Board believes that an increased stock price may encourage investor interest and improve the marketability and liquidity of iGambit’s common stock. In addition, iGambit may in the future seek a listing on a national exchange, for which a higher stock price than the current price will be required. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers and investors. iGambit’s Board of Directors believes that the anticipated higher market price resulting from a Reverse Stock Split may reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of iGambit’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Prior to the Effective Time, iGambit will effect the Reverse Stock Split.

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Q: What happens to Options and Warrants if the Reverse Stock Split is completed?

 A: At the Effective Time, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Common Stock, which will result in approximately the same aggregate price being required to be paid for such options and warrants upon exercise of such options warrants immediately preceding the reverse stock split.

Q: Why is iGambit changing the name of iGambit after the effective date of the Merger to “Clinigence Holdings, Inc.”?

A: Further to the Merger Agreement, the name of iGambit will become “Clinigence Holdings, Inc.” after the Effective Date of the Merger. An amendment to the Company’s Certificate of Incorporation is required to effect the Name Change. The board of directors believes that changing the name of the combined company to Clinigence Holdings, Inc. better reflects the future direction and focus of the combined company.

Q: Did the Board approve and recommend the Merger?

A: Yes. In its review the Board consulted with its management, legal and financial advisors, and reviewed a significant amount of information and considered a number of factors, including, among others, the following factors: (i) the information Clinigence provided regarding its technology, products and services, management experience and potential competitive position; (ii) the financial, operational, businesses and strategic objectives of Clinigence; (iii) the willingness of Clinigence to lend funds to iGambit prior to the Merger to pay off iGambit’s short term convertible debt and to be used for working capital; (iv) the current target markets proposed by Clinigence; (v) the consideration to be received by iGambit’s stockholders for the Merger; (vi) the terms, conditions and obligations of the Merger Agreement; (vii) possible alternative strategies and prospects for iGambit as an independent company and (viii) the financial condition and future prospects for iGambit.

Specifically, the iGambit Board considered that iGambit has not been able to adequately fund its HealthDatix subsidiary and achieve sustaining revenue. This merger with Clinigence presented the opportunity to achieve revenue through synergistic products and common target market customers. The iGambit Board also considered that Clinigence's management has extensive experience in the health technology and related industry.

The iGambit Board further considered that Clinigence’s management has extensive experience in the successful growth and expansion of healthcare related companies in the public arena, most significantly, Clinigence’s Chairman, Dr. Warren Hosseinion’s success with Apollo Medical Holdings (NASDAQ: AMEH).

Q: What happens if a third party makes an offer to acquire the Company before the Merger is completed?

A: If a third party makes an unsolicited, written bona fide Acquisition Proposal to the Company prior to Closing, the Company may, negotiate and discuss such proposal with the third party under certain circumstances specified in the Merger Agreement. If the Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisors, that such Acquisition Proposal constitutes, or would reasonably be expected to lead to or result in, a Superior Proposal and the Company notifies Clinigence, and complies with certain additional requirements in the Merger Agreement, including, if requested by Clinigence, negotiating with Clinigence during a period of ten (10) business days, so that Clinigence has the opportunity to submit a matching or topping proposal, and Clinigence does not submit a matching or topping proposal during such ten (10) business day period, then the Company may terminate the Merger Agreement. In which case the Company must (i) pay Clinigence $400,000, (ii) reimburse Clinigence all out of pocket expenses incurred by Clinigence in connection with the transactions contemplated herein, and (iii) repay the balance and accrued interest outstanding on the promissory note in favor of Clinigence, the total sum amount of which shall be due and payable immediately upon such termination.

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Q: Should I send in my Company Common Stock certificates now?

A: No. Please do NOT return your Company Common Stock certificate(s) to the Company.  As of the effective date of the Reverse Stock Split, each certificate representing shares of iGambit common stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of iGambit’s common stock resulting from the Reverse Stock Split.

iGambit’s transfer agent will be available to effect the exchange of stock certificates. After the Effective Date, stockholders and holders of securities exercisable for iGambit’s common stock will be notified of the effectiveness of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Stock Split. Stockholders should not destroy any stock certificate and should not submit any certificates until after the Reverse Stock Split has become effective.

Q: Will I owe taxes as a result of the Reverse Stock Split?

A: No gain or loss should be recognized by a stockholder upon his or her exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. The stockholder’s holding period for the post- Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

Q: Why is iGambit adopting the Incentive Plan?

A: The purpose of the Incentive Plan is to increase our ability to attract and retain talented employees, consultants and directors and thereby enhance our growth and profitability. Under the 2019 Stock Incentive Plan, options to purchase common stock, including incentive stock options, restricted stock awards and other equity-based compensation, may be awarded to directors, officers, employees, consultants or other agents. Stockholder approval of the Incentive Plan is required for purposes of compliance with certain exclusions from the Internal Revenue Code of 1986, as amended (the “Code

Prior to the execution of the Effective Time, iGambit will adopt the Incentive Plan.

Q: Why is iGambit adopting the Bylaws?

A: The Bylaws were drafted to address a number of DGCL and general corporate governance related developments since the original Bylaws were adopted over nineteen years ago. The adoption of the Bylaws will result in greater flexibility in permitting management to complete and carry out certain corporate actions with Board approval and without the need to seek stockholder approval, where such approval is not required by the DGCL, the Company’s Certificate of Incorporation or other applicable state and Federal securities laws. An advantage to the adoption of the Bylaws is that time and expense associated with seeking stockholder approval by a public reporting company that results from the need to prepare and file a proxy statement prior to carrying out certain corporate actions can be avoided.

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Q: Why am I not being asked to vote on the Actions?

A: In accordance with Delaware General Corporation Law on August 7, 2019, our Board of Directors, believing it to be in the best interests of the Company and its stockholder approved the Actions, subject to shareholder approval. On September 24, 2019 Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of our outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Actions.

Q: Why did I receive this Information Statement?

A: Applicable laws and securities regulations require us to provide you with notice of the Written Consent that was delivered by the Majority Stockholders, as well as other information regarding the Actions, even though your vote or consent is neither required nor requested to adopt or authorize the Actions.

Q: Do I have appraisal rights?

A: Neither the Delaware General Corporate Law nor our Certificate of Incorporation or Bylaws provide our Stockholders with appraisal rights in connection with the Actions discussed in this Information Statement.

Q: Who is paying for the Information Statement?

A: The Company will pay for the delivery of this Information Statement.

Q: What is householding and how does it affect me?

A: The SEC permits companies to send a single set of certain disclosure documents to stockholders who share the same address and have the same last name, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate set of disclosure documents. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing and you would like to have additional copies of this Information Statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Company by phone at (631) 670-6777 or by email to info@igambit.com or by mail to iGambit, Inc., 1050 W. Jericho Tpke. Ste.A, Smithtown, NY 117877. We will promptly send additional copies of this Information Statement upon receipt of such request.

Q: Where can I find more information about the Company?

A: We file periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at (800) SEC-0330 for information about these facilities. This information is also available on the website maintained by the SEC at www.sec.gov.

Q: Who can help answer my other questions?

A: If you have more questions about the Merger, please contact us at (631) 670-6777 or info@igambit.com. If your broker holds your shares, you should call your broker for additional information.

ACTION 1 THE MERGER

In accordance with Delaware General Corporation Law on August 7, 2019, our Board of Directors believing it to be in the best interests of the Company and its stockholders, approved the Merger, and on September 24, 2019 Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of our outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Merger. A copy of the form of the Merger Agreement is attached as Annex A to this Information Statement.

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Parties Involved in the Merger

iGambit, Inc.

iGambit, through its wholly owned subsidiary HealthDatix™ Inc., a Florida corporation, (“HealthDatix FL”) is a medical technology company that provides end to end Software-as-a-Service (“SaaS”) solutions, services and products via our HealthDatix Platform that manages, reports, and analyzes critical data, enabling healthcare and commercial organizations to deliver positive member outcomes.

Clinigence Holdings, Inc.

Clinigence is a leading healthcare information technology company providing an advanced, cloud-based platform that enables healthcare organizations to provide value-based care and population health management. The Clinigence platform aggregates clinical and claims data across multiple settings, information systems and sources to create a holistic view of each patient and provider and virtually unlimited insights into patient populations.

Clinigence is the culmination of the combination of Clinigence, LLC and QualMetrix, Inc., two pioneering healthcare information technology companies.

Clinigence, LLC, founded in 2010 and based in Atlanta, Georgia, is a pioneer in clinical quality reporting. Its solution integrates clinical and claims data across multiple electronic health record (“EHR”) systems to allow its customers to improve the quality of care of its patients, improve care coordination and to reduce cost.

QualMetrix, Inc., founded in 2013 and based in Miramar, Florida, is a population health analytics company that provides turnkey solutions that enable connected intelligence across the care continuum by transforming massive amounts of clinical and claims data into actionable insights.

Clinigence’s platform is currently in use by 14 Accountable Care Organizations (“ACOs”), 7 Managed Services Organizations (“MSOs”), 5 health plans, 35 hospitals, and over 8,000 individual providers, and hosting more than 9 million patient records.

Merger Sub

Merger Sub is a wholly owned subsidiary of iGambit, Inc. formed solely for the purpose of effecting a merger or acquisition. Merger Sub was incorporated under the laws of Delaware in October 17, 2013 original under the name Securecare Corp. and renamed HealthDatix, Inc. in 2017. Merger Sub is separate and distinct from our wholly owned subsidiary HealthDatix, Inc., a Florida corporation (“HealthDatix FL”).

Effect of the Merger

Under the terms of the Merger Agreement, upon completion of the Merger, Merger Sub will merge with and into Clinigence. Clinigence will be the surviving corporation in the Merger and will become a wholly owned subsidiary of iGambit. Subject to the terms of the Merger Agreement, at the effective time of the Merger, Clinigence stockholders will receive a number of newly issued shares of iGambit’s common stock determined using the Exchange Ratio described below in exchange for their shares of Clinigence stock. Following the Merger, stockholders of Clinigence will become the majority owners of iGambit, and will own approximately 85%, on a fully-diluted basis, of the outstanding equity of iGambit immediately following the Effective Time and holders of outstanding equity of iGambit immediately prior to the Effective Time will own approximately 15%, on a fully-diluted basis, of the outstanding equity of iGambit immediately following the Effective Time, which ratio we refer to herein as the “Exchange Ratio.”

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Effective Time

The time at which the Merger will become effective, which we refer to as the “Effective Time” of the Merger, will occur upon the filing of a certificate of merger with the Secretary of State of Delaware.

Merger Consideration

At the Effective Time, all outstanding shares of Clinigence common stock will be converted solely into the right to receive a number of shares of iGambit’s common stock such that the holders of outstanding equity of Clinigence immediately prior to the Effective Time will own approximately 85%, on a fully-diluted basis, of the outstanding equity of iGambit immediately following the Effective Time and holders of outstanding equity of iGambit immediately prior to the Effective Time will own approximately 15%, on a fully-diluted basis, of the outstanding equity of iGambit immediately following the Effective Time.

Effect on iGambit if the Merger is Not Completed

If the Merger is not completed for any other reason, iGambit will remain an independent public company, its common stock will continue to be listed and traded on OTC Pink Marketplace and registered under the Exchange Act and iGambit will continue to file periodic reports with the SEC.

If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of iGambit’s common stock. If the Merger is not completed, iGambit’s board of directors will continue to evaluate and review iGambit’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to iGambit will be offered or that iGambit’s business, prospects or results of operation will not be adversely impacted.

Background of the Merger

After the acquisition of our HealthDatix FL subsidiary, we encountered several setbacks in customer contracts not ramping up quick enough, and difficulty with getting our BioDatix health band technology completed in a timely manner with our Asian manufacturing partners. Although we made substantial strides with our backend platform and wearable medical technology, as well as built a good distribution pipeline, the Board of iGambit recognized that revenue will still take considerable time to gain significant traction and funding on-going operations was going to be increasingly more difficult.

The Board of iGambit undertook a strategic review of alternatives to improve revenues and to enhance shareholder value which contemplated a number of alternatives.

The Board determined that one alternative was to merge with a healthcare technology company with revenue and the potential to expand the product offerings and shareholder value.

In connection with these activities, in May 2018, one of iGambit’s advisors introduced iGambit to their Chronic Care Management (CCM) partner company interested in merging with a public entity. During an initial conference call with the CCM company, the CCM’s financial consultant (the “Consultant”) participated in the call. Certain synergies were identified, and it was determined that discussions should continue. On May 16, 2018, iGambit signed a consulting agreement with a twelve (12) month term with Consultant to assist the Company in advising of potential merger partners and developing corporate partnering relationships, provide introductions to professional analysts and money managers and assist the Company in financing arrangement, among other services.

On May 29, 2018, the Consultant, the principal of the CCM company, and a financial analyst came to iGambit’s office to meet with iGambit’s Chief Executive Officer (“CEO”), Executive Vice President and General Counsel, and an advisor to the Board. Preliminary discussions began regarding the structure of a potential merger with the CCM company. Between May 29, 2018 and June 14, 2018, several additional meetings and conference calls were held outlining a potential deal. On June 14, 2018, iGambit and the CCM entered a Letter of Intent (LOI) to merge. One of the terms of the LOI, was that the CCM would secure a minimum of $2,000,000 in equity financing for the merged companies. Upon signing of the LOI mutual due diligence commenced and the Consultant began the financing efforts. Several funding resources were identified. Funding was delayed because the funding resources were waiting for a certain potential customer contract to be signed. The contract was signed in September 2018, and on September 7, 2018, an Amended LOI was executed in anticipation of funding being secured. Unfortunately, the funding was further delayed, as the contract did not guarantee sufficient enough sustaining recurring revenue in the near term, and pursuant to the contract revenue would not start ramping up until close to 2020. Acknowledging that the CCM financing and merger was taking too long, and appeared unlikely to close in a timely manner, iGambit began aggressively seeking out other options.

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In September 2018, iGambit began discussions with a small group of independent investors. After several meetings in Florida with our HealthDatix subsidiary management team, this group became interested in investing in iGambit. In November 2018 they were in the process of another financial transaction that was expected to close in the ensuing sixty (60) to ninety (90) days. In December 2018, this group informed us that they want to invest some of the proceeds of this transaction into iGambit. On December 3, 2018, they signed a term sheet to invest a minimum $1,000,000 to a maximum of $3,000,000 into iGambit. Unfortunately, the closing of their other financing transaction has been continually delayed.

Simultaneously, in December 2018, one of iGambit’s stockholders, introduced iGambit to a third-party administrator (TPA) of healthcare services who was looking to possibly merge with a public company. On December 28, 2018, a member of our HealthDatix management, along with the stockholder, and a potential investor met with the TPA’s CEO. Discussions began regarding how the two companies could work together and type of transaction that could take place. Between December, through April 23, 2019, several meetings, conference calls and discussions of potential terms of a transaction occurred. Although discussions continued, the TPA was never able to come up with a definitive offer.

On April 26, 2019, Dr. Warren Hosseinion, Chairman of Clinigence Holdings, Inc. reached out to Elisa Luqman, Chief Financial Officer (“CFO”) and General Counsel of iGambit, via email, asking if iGambit would be interested in a potential merger. After looking up Dr. Hosseinion’s background, particularly his position at Apollo Medical Holdings (NASDAQ: AMEH) as well as Clinigence’s service offerings, and informing the CEO John Salerno and Board Advisor John Waters, Ms. Luqman responded to Dr. Hosseinion that iGambit was indeed interested.

On April 26, 2019, Dr. Hosseinion contacted Elisa Luqman via phone to introduce himself formally and his plans regarding Clinigence. This preliminary discussion included high-level potential synergies and future strategies. Between April 26, 2019 and May 14, 2019, Dr. Hosseinion and Elisa Luqman continued email and telephone correspondence outlining the general terms of a potential merger.

At that time, Clinigence Holdings, Inc. had been incorporated and combined Clinigence, LLC and QualMetrix, Inc. (“QMX”), with Clinigence, LLC being a wholly owned subsidiary of Clinigence Holdings, Inc. By mid-May, Clinigence had raised approximately $4,000,000 in funding for the QMX combination, and was actively seeking a merger partner in the public arena. Clinigence was attracted to our HealthDatix subsidiary.

On May 15, 2019, Dr. Warren Hosseinion and Mitchell Creem from Clinigence, and Elisa Luqman, John Salerno, and John Waters from iGambit, held a conference call to discuss the synergies between the companies, Clinigence’s future plans, the general terms of a potential merger and next steps.

Accordingly, the iGambit Board determined to pursue continued discussions with Clinigence.

From May 15, 2019 through May 31, 2019, iGambit and Clinigence had frequent conference calls and email exchanges discussing the possibility of pursuing a strategic transaction whereby the two companies would merge. One of the key topics of discussion was iGambit’s need to pay its short-term convertible debt and need of short-term working capital until a merger could be completed. It was agreed that Clinigence would advance funds to iGambit, but first needed to perform due diligence.

Additionally, the Exchange Ratios ranging from 60:40 to 90:10 in favor of Clinigence were discussed and evaluated. Ultimately, these negotiations resulted in agreement of an exchange ratio which would provide the stockholders of Clinigence with 85%, on a fully-diluted basis, of the outstanding shares of iGambit common stock following the Merger. This number also took into consideration certain factors; including, but not limited to, (1) Clinigence paying iGambit’s short term convertible debt; (2) Clinigence assuming iGambit’s remaining liabilities; (3) iGambit having nominal revenue; (4) Clinigence having revenue and the necessary working capital to support the consolidated company post-merger; and (5) Clinigence’s management’s team ability to raise additional funding post-merger.

On June 1, 2019, Clinigence and iGambit entered into a Non-Binding Indication of Interest (IOI), pursuant to which the parties would engage in two (2) weeks of aggressive mutual due diligence. Upon the successful completion and mutual satisfaction of due diligence, the parties would enter in a Letter of Intent (LOI) to merge and Clinigence would advance iGambit $393,092.28, in the form of a Promissory Note, $293,092.28 of which would be used solely to pay off iGambit’s short-term convertible debt, $100,000 to be used by iGambit as working capital.

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On June 12, 2019, Elisa Luqman from iGambit, Jerry Robinson, Mary-Jo Robinson and Kathleen Shepherd (the “HealthDatix Management Team”) met with Clinigence’s management team, consisting of Dr. Warren Hosseinion (Chairman), Mihir Shah (CFO), Dr. Larry Schimmel (CMO and the co-founder of QualMetrix), Chuck Kandzierski (COO/CIO) at HealthDatix’s headquarters in St. Petersburg, FL for the review of each company’s technology and capabilities.

After successful completion of the mutual due diligence, on June 24, 2019 iGambit, Inc. entered into a Letter of Intent (the “LOI”) with Clinigence Holdings, Inc. pursuant to which Clinigence loaned iGambit $393,092.28. On June 25, 2019 all of iGambit’s outstanding short-term convertible notes totaling $293,092.28 were retired and iGambit received $100,000 from Clinigence to be used as working capital. On June 26, 2019 a Form 8-K was filed by iGambit with the Securities and Exchange Commission to announce that the LOI had been executed.

On June 27, 2019, Elisa Luqman, John Salerno, and John Waters held conference calls with an investment banking firm for recommendations on determining the reverse stock split range for iGambit.

On July 10, 2019, Elisa Luqman and the HealthDatix Management Team met with Kobi Margolin (CEO and founder of Clinigence) and the Clinigence senior management team at Clinigence’s headquarters in Atlanta, GA, to continue the review of each company’s technology and capabilities.

On July 15, 2019, legal counsel to Clinigence presented a draft of the Merger Agreement to iGambit. On July 16, 2019, iGambit’s outside counsel provided initial markup and notes on the draft and it was circulated to the Board and advisor for review.

On July 17, 2019 Elisa Luqman, John Salerno, John Waters and Dr. Warren Hosseinion held conference calls with two additional investment banking firms for recommendations on determining the reverse stock split range for iGambit.

On July 25, 2019, the Board and advisor met to review and discuss the draft. On August 1, 2019, a revised marked version was sent to iGambit’s outside legal counsel for review. On August 2, 2019, a marked-up version was submitted back to Clinigence’s legal counsel. Simultaneously, during the Merger Agreement draft review process Clinigence’s auditors worked aggressively to complete the Clinigence two-year audits and 2019 first quarter review, and to provide the necessary Clinigence financial pro formas to be included in this Information Statement.

On August 5, 2019, the parties respective legal counsel had a conference call to discuss the revisions to the draft of the Merger Agreement. On the same day Mr. Hosseinion and Ms. Luqman also had a conference call to discuss the revisions to the draft of the Merger Agreement. Key issues addressed included (1) the fiduciary out language and particularly the related termination fee, (2) the sufficiency of the Reverse Stock Split range, (3) the review of the iGambit disclosure schedules, and in particular the schedule of liabilities, and (4) the willingness of iGambit and HealthDatix management to accept stock as partial payment against deferred compensation.

From August 6 through August 7, 2019, respective legal counsel to the parties provided each other comments and revised versions of the draft of the Merger Agreement. On August 7, 2019, a draft of the Merger Agreement in substantially final form was circulated to the Board and advisor for review.

On August 7, 2019, the Board met to discuss the acceptance of the Merger Agreement. The Board reviewed the substantially final version of the proposed Merger Agreement including the material terms, conditions and provisions of the draft Merger Agreement and the structure of the proposed transaction. Following the discussion, the Board approved the Merger Agreement and adopted the resolution to approve the Merger as it was in the best interest of iGambit and its stockholders.

On August 8, 2019 iGambit entered into the Merger Agreement with Clinigence and Merger Sub. Also, on August 8, 2019, a Form 8-K was filed by iGambit with the Securities and Exchange Commission to announce that the Merger Agreement had been executed.

On September 24, 2019, Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of our outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Merger.

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Reasons for the Merger; Recommendation of iGambit’s Board of Directors

In its review the Board consulted with its management, legal and financial advisors, and reviewed a significant amount of information and considered a number of factors, including, among others, the following factors: (i) the information Clinigence provided regarding its technology, products and services, management experience and potential competitive position; (ii) the financial, operational, businesses and strategic objectives of Clinigence; (iii) the willingness of Clinigence to lend funds to iGambit prior to the Merger to pay off iGambit’s short term convertible debt and working capital; (iv) the current target markets proposed by Clinigence; (v) the consideration to be received by iGambit’s stockholders for the Merger; (vi) the terms, conditions and obligations of the Merger Agreement; (vii) possible alternative strategies and prospects for iGambit as an independent company and (viii) the financial condition and future prospects for iGambit.

Specifically, the iGambit Board considered that iGambit has not been able to adequately fund its HealthDatix subsidiary and achieve sustaining revenue, and this merger with Clinigence presented that opportunity through synergistic products and the same target market customers. The iGambit Board also considered that Clinigence's management has extensive experience in the health technology and related industry.

Clinigence’s founders have established relationships with leading healthcare companies, including, but not limited to Accountable Care Organizations (ACOs), Managed Services Organizations (MSOs), health plans, health systems, and physician practices. They have commercialized products in the space which the iGambit Board thought could be leveraged from a partnering perspective.

The iGambit Board further considered that Clinigence’s management has extensive experience in the successful growth and expansion of healthcare related companies in the public arena, most significantly, Clinigence’s Chairman, Dr. Warren Hosseinion’s success with Apollo Medical Holdings (NASDAQ: AMEH).

In addition, the Board considered the following challenges faced by iGambit as an independent company:

•	iGambit has not been successful in generating significant revenues from its current subsidiary operations both in its attempt to license its Annual Wellness Visit/Health Risk Assessment subscription service and launch its medical wearable, for which it accumulated significant debt;
•	the lack of revenues and debt has impacted iGambit and caused iGambit to seek additional financing options which resulted in further dilution of iGambit stock and greatly impacted its ability to continue operations;
•	the lack of funds necessary for further iGambit research and development in its medical wearable has impacted iGambit;
•	iGambit also has difficulties in raising capital in the public markets due to its financial position;
•	alternative acquisition and merger opportunities pursued during the past twelve (12) to eighteen (18) months have not come to fruition or been financially viable; and
•	the Company has nominal cash and the only opportunity to raise additional cash is through unattractive convertible notes that convert at a significant discount to the stock price and cause further dilution of the stockholders and induces a decrease in the trading share price.

Having no other viable alternative, and having exhausted all opportunities presented over the previous eighteen months, the Board unanimously (i) determined that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement are acceptable and in the best interest of iGambit’s stockholders, (ii) approved the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, and (iii) recommended that iGambit’s stockholders vote to adopt and approve the Merger Agreement and the Merger.

Factors Relating to the Specific Terms of iGambit’s Merger Agreement with Clinigence:

The Merger will result in iGambit stockholders being diluted based on the Exchange Ratio, to approximately 15%, on a fully-diluted basis, of the outstanding equity of iGambit immediately following the Effective Time. The Board agreed that based on the current financial status of iGambit and the potential for future increased value in the shares resulting from Clinigence’s projected performance, that the Merger was a viable solution at the agreed upon Exchange Ratio.

The Merger provides for the $418,092.28 bridge loan to iGambit. Clinigence loaned iGambit $393,092.28 upon signing of the Letter of Intent for the Merger in the form of a promissory note until the Effective Date, on August 6, 2019, Clinigence loaned iGambit an additional $25,000 in the form of a promissory note until the Effective Date, and on September 12, 2019, Clinigence loaned iGambit an additional $25,000 in the form of a promissory note until the Effective Date.

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iGambit engaged in extensive negotiation regarding the Exchange Ratio with Clinigence.

In the course of reaching the determinations and decisions and making the recommendation described above, iGambit’s Board of Directors, in consultation with iGambit’s senior management and outside advisors and outside legal counsel considered the risks and potentially negative factors relating to the Merger Agreement, the Merger and the other transactions contemplated thereby, including the following material factors:

•	the fact that the Merger would result in a change in control of iGambit with Clinigence stockholders holding 85%, on a fully-diluted basis, of the outstanding shares of iGambit common stock following the Merger and the right to appoint the new Board of Directors;
•	the risk that the potential benefits of the Merger and Clinigence’s business plans will not be realized or will not be realized within the expected time period;
•	the risk that the Merger may result in iGambit assuming unknown liabilities;
•	the risks associated with Clinigence’s projected revenue not being realized or not within the expected time period and therefore not having the ability to successfully implementing its business plan;
•	the risks and contingencies relating to the announcement and pendency of the Merger and the risks and costs to iGambit if the closing of the Merger is not timely or if it does not close at all, may have an effect on the trading price of iGambit common shares; and
•	the risk that the requirement as a provision of the Merger Agreement that iGambit conducts its business only in the ordinary course prior to the completion of the Merger, may delay or prevent iGambit from undertaking certain business opportunities that might arise pending completion of the Merger.

The Board believes that, overall, the potential benefits to the iGambit Stockholders of the Merger Agreement and the Transactions contemplated thereby outweigh the risks and uncertainties.

THE MERGER AGREEMENT

The following is a brief summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this Information Statement and is incorporated by reference into this summary. This summary may not contain all of the information about the Merger Agreement that is important to iGambit stockholders, and iGambit stockholders are encouraged to read the Merger Agreement carefully in its entirety. The legal rights and obligations of the parties are governed by the specific language of the Merger Agreement and not this summary.

The Merger

On August 8, 2019, iGambit, Inc. entered into an Agreement and Plan of Merger by and among iGambit, Clinigence, Merger Sub, and the Signing Stockholder.

The Merger Agreement provides for the Merger of Merger Sub with and into Clinigence. As a result of the Merger, Merger Sub will cease to exist, and Clinigence will continue as the surviving corporation in the Merger. After the Merger, the surviving corporation will be a direct wholly owned subsidiary of iGambit, and the former Clinigence stockholders will have a direct equity ownership and controlling interest in iGambit.

When the Merger Becomes Effective

Pursuant to the terms of the Merger Agreement, the Merger must be consummated by the outside date of November 30, 2019, which may be further extended by the parties, and the Merger will become effective at such time as a certificate of merger is duly filed with the Secretary of State of Delaware, unless a later date is specified therein.

Consideration to be Received Pursuant to the Merger

Each share of Clinigence Common Stock shall be converted solely into the right to receive a number of shares of iGambit Common Stock equal to the exchange ratio (the “Merger Consideration”).

At the Effective Time, all outstanding shares of Clinigence common stock will be converted solely into the right to receive a number of shares of iGambit common stock such that the holders of outstanding equity of Clinigence immediately prior to the Effective Time, will own approximately 85%, on a fully-diluted basis, of the outstanding equity, on a fully-diluted basis, of iGambit immediately following the Effective Time and holders of outstanding equity of iGambit immediately prior to the Effective Time, will own approximately 15%, on a fully-diluted basis, of the outstanding equity, on a fully-diluted basis, of iGambit immediately following the Effective Time.

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Fractional Shares

No fractional shares of iGambit common stock will be issued by virtue of the Merger and any Clinigence stockholder entitled under the Merger Agreement to receive a fractional share of iGambit common stock will be rounded up to the next whole share.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of iGambit and Merger Sub, including representations and warranties relating to, among other things:

•	Organization
•	Authority
•	Capitalization
•	Conflict; Consents
•	Financial Statements
•	Absence of Undisclosed Liabilities
•	Absence of Changes
•	Material Contracts
•	Title to Assets
•	Properties
•	Intellectual Property
•	Service Providers
•	Benefit Programs
•	Compliance with Laws; Government Approval
•	Litigation
•	Taxes and Tax Returns
•	Brokers
•	Transactions with Affiliates
•	Insurance
•	Bank Accounts
•	Power of Attorney
•	Certain Securities Laws
•	Disclosure

The Merger Agreement also contains customary representations and warranties of Clinigence, including representations and warranties relating to, among other things:

•	Organization
•	Authority
•	Capitalization
•	Conflict; Consents
•	Financial Statements
•	Absence of Undisclosed Liabilities
•	Absence of Changes
•	Material Contracts
•	Title to Assets
•	Properties
•	Intellectual Property
•	Service Providers
•	Benefit Programs
•	Compliance with Laws; Government Approval
•	Litigation
•	Taxes and Tax Returns
•	Brokers
•	Transactions with Affiliates
•	Insurance
•	Bank Accounts
•	Power of Attorney
•	Certain Securities Laws
•	Disclosure

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Additional Agreements

The Merger Agreement contains certain other agreements of the parties including, among other things, that:

•	Until the Effective Time or the earlier termination of the Merger Agreement in accordance with its terms, John Salerno (the “Signing Stockholder”) shall vote the shares of iGambit stock owned by him (or provide his written consent) in favor of the approval of the Merger Agreement and the Merger and against the approval of any proposal made in opposition to, or in competition with, the Merger Agreement or the Merger, including any Acquisition Transaction;
•	Promptly following the Closing, iGambit shall enter into an agreement with the Signing Stockholder granting him customary observer rights with respect to the iGambit Board;
•	iGambit and Clinigence will promptly notify one another of the occurrence or non-occurrence of any event that, individually or in the aggregate, would make the timely satisfaction of certain conditions of the Merger Agreement (set forth below in “Merger Agreement — Conditions of the Merger”) impossible or unlikely;
•	iGambit will enter into a three (3) year employment agreement with Elisa Luqman; and
•	The management team of the Company’s subsidiary HealthDatix, Inc., consisting of Jerry Robinson, Mary-Jo Robinson, Kathleen Shepherd and Marios Arnaoutoglou-Andreou will each have a minimum of a two (2) year employment term with HealthDatix, Inc., which employment term will become effective upon the closing of the Merger.

Certain Fees and Expenses

At or prior to closing of the Merger, each of iGambit and Clinigence shall pay their respective fees and expenses incurred in connection with the Merger.

Closing Conditions of the Merger

iGambit and Clinigence’s respective obligations to complete the Merger are subject to the satisfaction or waiver of various conditions, including the following:

•	No Restraints. The absence of any federal, state, local or foreign statute, law, ordinance, rule, regulation, order, judgment, decree or legal requirement, or any injunction by any United States or state court or United States governmental body prohibiting, restraining or enjoining the completion of the Merger;
•	Stockholder Approval. iGambit stockholders having approved the merger proposal; and
•	Charter Amendment. iGambit stockholders having approved the amendments to iGambit’s Certificate of Incorporation to effect the Reverse Stock Split and the Name Change.

20

Conditions to Clinigence’s Obligations

Clinigence’s obligations to complete the Merger are also subject to various conditions, including the following:

•	iGambit’s representations and warranties in the Merger Agreement being true and correct to the extent set forth in the Merger Agreement;
•	material compliance by iGambit with the covenants and obligations as to the extent set forth in the Merger Agreement, including, but not limited to:
o	Redeem at par value or cancel for no consideration all issued and outstanding shares of iGambit Series A Preferred Stock; provided, however, that iGambit shall not redeem or cancel the iGambit Series A Preferred Stock more than two (2) Business Days prior to the Closing Date without the prior consent of Clinigence;
o	Repay or convert in full any outstanding promissory notes issued by iGambit, other than the promissory note in favor of Clinigence;
o	Complete a reverse stock split, including providing an Information Statement to its securityholders with respect thereto at least 20 days prior to such stock split becoming effective;
o	Adopt, and submit to its stockholders for approval, an equity incentive plan in form and substance satisfactory to Clinigence;
o	Amend its Certificate of Incorporation to change its name to Clinigence Holdings, Inc., eliminate its Series A Preferred Stock as authorized shares and, if necessary to complete the Merger, increase the number of authorized shares of iGambit Common Stock; and
o	iGambit shall have provided required notice to FINRA of the transactions set forth in Section 4.1 of the Merger Agreement, the Reverse Stock Split and Name Change, and obtained all required FINRA approvals related to the Merger.
•	the absence of any material adverse effect on iGambit;
•	receipt of all required government approvals;
•	the absence of any federal, state, local or foreign statute, law, ordinance, rule, regulation, order, judgment, decree or legal requirement, or any injunction by any United States or state court or United States governmental body prohibiting, restraining or enjoining the completion of the Merger;
•	iGambit has obtained all required third party consents;
•	iGambit has delivered all closing documents as set forth in the Merger Agreement;
•	iGambit shall be OTCQB qualified and its securities shall be DTC eligible; and
•	iGambit and Clinigence shall have prepared a draft current report on Form 8-K with respect to the Merger in a form reasonably satisfactory to Clinigence, which will be filed with the SEC immediately following the Effective Time.

21

Conditions to iGambit’s Obligations

iGambit’s obligations to complete the Merger are also subject to various conditions, including the following:

•	Clinigence’s representations and warranties in the Merger Agreement being true and correct to the extent set forth in the Merger Agreement;
•	material compliance by Clinigence with the covenants and obligations as to the extent set forth in the Merger Agreement;
•	the absence of any material adverse effect on Clinigence;
•	receipt of all required government approvals;
•	the absence of any federal, state, local or foreign statute, law, ordinance, rule, regulation, order, judgment, decree or legal requirement, or any injunction by any United States or state court or United States governmental body prohibiting, restraining or enjoining the completion of the Merger;
•	Clinigence has obtained all required third party consents;
•	Clinigence has delivered all closing documents as set forth in the Merger Agreement;
•	iGambit and Clinigence shall have prepared a draft current report on Form 8-K with respect to the Merger in a form reasonably satisfactory to Clinigence, which will be filed with the SEC immediately following the Effective Time; and
•	Clinigence shall have completed two years of audited financial statements., and one quarter of reviewed financial statements.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of iGambit and Clinigence;
•	by either iGambit or Clinigence if the transactions contemplated by the Merger Agreement are not consummated on or before November 30, 2019, provided that the right to terminate will not be available to any party whose failure to fulfill any material obligation was the cause of or resulted in the failure of the transactions contemplated by the Merger Agreement to be consummated by such date;
•	by either iGambit or Clinigence if the other party has breached any of its covenants, agreements or representations and warranties (and has not cured its breach within 30 days of the giving of notice of such breach);
•	by either iGambit or Clinigence if the other party discloses any facts, circumstances or matters not disclosed in any Schedules delivered on or prior to the Signing Date that, individually or in the aggregate, could reasonably be expected to result in a Clinigence Material Adverse Effect; or
•	by iGambit, if iGambit receives an unsolicited Acquisition Transaction proposal that its Board of Directors (the “Board”) concludes in good faith, after consultation with outside counsel and its financial advisors, constitutes (or could be reasonably expected to constitute) a Superior Proposal (as defined in the Merger Agreement) after giving effect to all of terms of the Merger Agreement, after iGambit has provide Clinigence for a period of (10) days the opportunity to submit an amended written proposal or to make a new written proposal to the Board (the “Fiduciary Out”).

In the event that the Merger Agreement is terminated by iGambit, pursuant to the Fiduciary Out, iGambit shall (i) pay Clinigence $400,000, (ii) reimburse Clinigence all out of pocket expenses incurred by Clinigence in connection with the transactions contemplated herein, and (iii) repay the balance and accrued interest outstanding on promissory note in favor of Clinigence, the total sum amount of which shall be due and payable immediately upon such termination.

22

Expenses

Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger including all legal, accounting, financial, advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the Merger, shall be the obligation of the respective party incurring such fees and expenses.

Effect of Termination

In the event of termination of the Merger Agreement prior to the Effective Time in accordance with the terms of the Merger Agreement, the Merger Agreement will become void, and there shall be no liability or further obligation on the part of iGambit and Clinigence other than:

•	the parties’ mutual obligations which survive termination, under the terms of the Merger Agreement; and
•	any liability that has already accrued as of the effective date of such termination.

Interest of iGambit’s Directors and Officers in the Merger

Our executive officers and members of our Board have interests in the merger action that are different from, or in addition to, the interests of our stockholders generally. The members of our Board were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the transaction agreements and in recommending to the majority voting shareholder that he vote in favor of the Actions. These interests include, among other things:

•	Elisa Luqman will enter a three (3) year employment agreement with iGambit, which employment agreement will become effective upon the closing of the Merger;
•	Elisa Luqman and certain other related parties may agree to cancel certain Deferred Compensation and Related Party Indebtedness, in exchange for Company shares;
•	the management team of the Company’s subsidiary HealthDatix, Inc., consisting of Jerry Robinson, Mary-Jo Robinson, Kathleen Shepherd and Marios Arnaoutoglou-Andreou will each have a minimum of a two (2) year employment term with HealthDatix, Inc., which employment term will become effective upon the closing of the Merger;
•	John Waters, advisor to the iGambit Board, may take on the position as a member of the Board of Directors after the Effective Time; and
•	John Salerno will enteran agreement for customary observer rights with respect to the iGambit Board.

No Appraisal Rights.

Under Delaware General Corporation Law, the Stockholders are not entitled to appraisal rights with respect to the Merger, and the Company will not independently provide Stockholders with any such right.

No Dissenters’ Rights

Under Delaware General Corporation Law, the Stockholders are not entitled to dissenters’ rights with respect to the Merger, and the Company will not independently provide Stockholders with any such right.

THE VOTING AGREEMENT

The voting agreement generally requires John Salerno to vote the shares of iGambit stock owned by him (or provide his written consent) in favor of the approval of the Merger Agreement and the Merger and against the approval of any proposal made in opposition to, or in competition with, the Merger Agreement or the Merger, including any Acquisition Transaction; unless the Merger Agreement is terminated pursuant to the Fiduciary Out. Also, during the period commencing on the Signing Date and ending at the Effective Time or the earlier termination of the Merger Agreement, Mr. Salerno is not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the shares of iGambit owned by him. Mr. Salerno is the sole holder of Series A Preferred Shares and thus holds the majority of iGambit’s outstanding voting power.

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INFORMATION WITH RESPECT TO CLINIGENCE

Overview

Clinigence is a leading healthcare information technology company providing an advanced, cloud-based platform that enables healthcare organizations to provide value-based care and population health management. The Clinigence platform aggregates clinical and claims data across multiple settings, information systems and sources to create a holistic view of each patient and provider and virtually unlimited insights into patient populations.

Clinigence is the culmination of the combination of Clinigence, LLC and QualMetrix, Inc. (“QualMetrix”), two advanced healthcare information technology companies, with Clinigence, LLC being a wholly owned subsidiary of Clinigence Holdings, Inc.

Clinigence, LLC, founded in 2010 and based in Atlanta, Georgia, is a pioneer in clinical quality reporting. Its solution integrates clinical and claims data across multiple electronic health record (EHR) systems to allow its customers to improve the quality of care of its patients, improve care coordination and to reduce cost. Started by a core team that had worked together in previous start-ups. The team has a long track record of health IT innovation and entrepreneurial success, collectively generating more than $1billion in stockholder value.

Clinigence, LLC believes it provides unique clinical business intelligence software-as-a-service (SaaS), and has a patent application pending. Clinigence, LLC empowers new value-based care delivery and payment models by liberating patient data and translating them into value metrics.

The Clinigence, LLC solution cost-effectively integrates clinical and financial data across all EHR systems and care settings and delivers comprehensive patient views and real-time, dynamic and predictive population reports critical to success in value-based payment.

While EHR adoption has skyrocketed over the past few years, clinical data remain locked in silos, highly variable and fragmented by transaction. Current information technology (IT) is designed to maximize transaction-based billing and is inadequate for population based reporting. Payers have access to cost and utilization data through claims and providers have access to EHR data, but neither stakeholder has been successful in putting the two together – the key to maximizing the value of care.

Clinigence, LLC has developed technology that efficiently integrates data from any source, normalizes and aggregates it by patient and classifies patients into any population defined by clinicians. To date, Clinigence, LLC has applied this technology to EHR and claims data. Clinigence, LLC has helped more than 1,000 practices, including some 15 accountable care organizations (ACOs) report and improve quality to maximize quality based payment. Clinigence, LLC is also helping its ACO customers reduce cost and improve care coordination.

Clinigence, LLC enables clinicians to identify patients in need of services, such as annual wellness visits and chronic care management, and proactively manage them to improve quality and maximize billings. Clinigence, LLC enables healthcare organizations to measure and improve quality and reduce the cost of care. The technology works seamlessly across networks of practices with disparate and diverse systems.

Clinigence, LLC has a pending patent application for its technology (U.S. Patent Application No. 15/882,688). Clinigence, LLC believes its technology is unique in two critical ways: (1) it efficiently integrates data from any EHR and claims sources; and (2) it enables clinicians to target any patient population and measure any clinical key performance indicator (KPI) in real time with no dependence on EHR vendors, IT or informatics staff.

Clinigence’s platform is currently in use by 14 Accountable Care Organizations (ACOs), 7 Managed Services Organizations (MSOs), 5 health plans, 35 hospitals, and over 8,000 individual providers, and hosting more than 9 million patient records.

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QualMetrix, founded in 2013 and based in Miramar, Florida, is a population health analytics company that provides turnkey SaaS solutions that enable connected intelligence across the care continuum by transforming massive amounts of data into actionable insights.

The company’s solutions help healthcare organizations improve the quality and cost effectiveness of care, enhance population health management and optimize provider networks. QualMetrix enables risk-bearing healthcare organizations achieve their objectives on the path to value-based care.

QualMetrix’s platform automatically extracts and delivers targeted data insights from its cloud-based analytics engine directly to the workflows and technologies of its customers. This enhances end-user workflows with actionable analytics, seamlessly delivers data from disparate sources to the point of engagement, automates the delivery of data to ensure on-time access, and reduces dependency on non-essential applications from the end-user’s workflow. All of this allows the healthcare organization to enable population health management, manage cost and utilization, improve quality, identify gaps in care, risk stratify and target patients, increase collaboration among providers and to optimize network provider performance.

Clinigence, LLC and QualMetrix, Inc. have each developed what they consider leading technology in the provider and payer analytics markets respectively. As the healthcare industry continues to shift risk from payers to providers, the integration of these respective capabilities into a single platform has the potential to surpass the competition and create a leading solution for the value-based healthcare analytics market.

Population Health starts with a comprehensive view of each individual patient. Under the fee-for-service (FFS) model, payers bore all the risk. Payers’ attempts to control the cost of care over the past few decades have been stymied by their limited view of their members and their limited control over medical decisions. Under the same model providers had little knowledge of the cost of care and minimal (if not inverse) interest in reducing the total cost of care. Value-based Healthcare aims to transform this perverse paradigm.

Under Value-based Healthcare models, providers and payers share the risk for the total cost of care. The sharing of risk is creating an emerging market opportunity that is forecasted to accelerate in the coming years. Under Value-based Healthcare, providers must quickly develop the capacity to manage the total cost of care. At the same time, payers can no longer afford to be left out of the complete clinical picture of their members. On both sides, this trend creates nothing less than a struggle for survival. On the one hand, providers are engaging in “middle-man cutting” arrangements, such as provider-sponsored health plans and direct-to-employer contracts. On the other hand, payers are attempting to shift risk by forging shared- and full-risk contracts with providers.

Over the past eight years, Clinigence, LLC has developed technology and expertise that it believes uniquely helps providers manage the quality and clinical outcomes of care. Clinigence, LLC believes that a key differentiator of its technology is the ability to aggregate data from multiple diverse sources into comprehensive patient-centric records. At the same time, QualMetrix, Inc. has developed market-leading technology and expertise in the analysis of the total cost of care based on administrative (claims) data.

Clinigence’s platform is currently in use by 14 ACOs, 7 MSOs, 5 health plans, 35 hospitals, and over 8,000 individual providers, and hosting more than 9 million patient records.

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Principal Stockholders of Clinigence

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Outstanding
Principal Stockholders:
Avenue 4 Special Situations FU (Series 3)	2,140,000	(1)	12.58%
Michal International Investment	1,317,991		7.75%

Directors and Named Executive Officers:
Martin Breslin, Director	3,080,381		18.11%
Jacob Margolin, Chief Executive Officer and Director	1,403,426		8.35%
David Meiri, Director	1,044,423		6.14%
Dr. Warren Hosseinion, Chairman, Director	915,000	(2)	5.38%
Dr. Lawrence Schimmel, Chief Medical Officer	337,627		1.98%
Charles Kandzierski, Chief Technology Officer	165,394		.97%
Mihir Shah, Chief Financial Officer	302,000	(3)	1.78%
Mark R. Fawcett, Director	40,000	(4)	.24%
All directors and executive officers as a group	10,746,242		93.17%

(1) Avenue 4 Special Situations FU (Series 3) also owns warrants to purchase 856,000 shares of Clinigence Common Stock.

(2) 675,000 shares are restricted shares subject to vesting on the closing of the Merger on or before December 31, 2019. Dr. Warren Hosseinion also owns warrants to purchase 96,000 shares of Clinigence Common Stock.

(3) 270,000 shares are restricted shares subject to vesting on the closing of the Merger on or before December 31, 2019. Mihir Shah also owns warrants to purchase 12,800 shares of Clinigence Common Stock.

(4) Mark R. Fawcett also owns warrants to purchase 16,000 shares of Clinigence Common Stock.

Assets and Liabilities of Clinigence

As indicated below in Clinigence’s financial statements, as of June 30, 2019 Clinigence had total assets of $6,566,581 of which $1,612,588 is current assets which consist primarily of $827,692 in cash and cash equivalents, $282,953 in accounts receivable, $393,093 note to related party, $108,850 in other current assets, and, $4,953,993 of non-current assets which consist primarily of property, plant and equipment assets of $91,283, intangible assets of $1,606,789, $3,185,473 in goodwill and other non-current assets of $70,448. Clinigence had $1,734,911 in total liabilities consisting of $1,175,641 in accounts payable and accrued expenses, $195,882 in deferred revenue, $16,200 in a note payable to related party, $58,599 in notes payable and $288,589 in convertible notes payable.

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CLINIGENCE HOLDINGS, INC.

CONDENSED CONSOLIDATED

PRO-FORMA STATEMENT OF OPERATIONS FOR THE

YEARS ENDED DECEMBER 31, 2018 AND 2017

(UNAUDITED)

On March 1, 2019, the Company entered into a Contribution Agreement by and among Clinigence Holdings, Inc. (“Clinigence”), QualMetrix, Inc. (“QMX”), and the Members of Clinigence, LLC ( the “Contribution Agreement”) whereby Clinigence Holdings, Inc. (the “Company”) acquired all of the assets and operations and assumed all of the liabilities of QualMetrix, Inc. The Company acquired substantially all of the assets of QMX to further its SAAS-based offerings to its customers and expand into new markets. The goodwill is derived largely from the expected growth of the Company, as well as synergies and economies of scale expected from combining the operations of QMX with the Company. Pursuant to the Contribution Agreement, all of the outstanding Series A and Series B Preferred Stock and Common Stock of QualMetrix, Inc. totaling 34,726,659 shares were exchanged for 5,021,951 common shares of Clinigence Holdings, Inc. All outstanding shares of QualMetrix, Inc. immediately preceding its dissolution were treated as one class. On the date of the transaction, the shares of common stock issued to QualMetrix, Inc. had an estimated fair value of $0.83 per share.

The following table represents the fair value of the consideration paid allocated to the assets and liabilities acquired in applying the acquisition method for the completion of the QualMetrix, Inc. business combination:

Consideration:	Amount
Issuance of 5,021,950 shares of common stock	$4,168,219
Net liabilities assumed	790,703
Total consideration	$4,958,922

Assets Acquired:
Current assets	$112,992
Property, equipment, and other non-current assets	6,457
Identifiable intangible assets	1,654,000
Goodwill	3,183,473
Total assets acquired	$4,958,922

The Company did not incur material acquisition costs associated with the Contribution Agreement.

In addition to the acquisition of QualMetrix, Inc., as part of the Contribution Agreement, 15,978,062 issued and outstanding member units of Clinigence, LLC were exchanged for 7,533,000 shares of common stock of Clinigence Holdings, Inc. All outstanding preferred member units, common member units, and incentive units of Clinigence, LLC immediately preceding the exchange were treated as one class.

Upon closing the Contribution Agreement, the convertible debt of Clinigence, LLC that is not repaid in full at Closing and holders of such Debt elect to convert such debt and any holders of warrants issued by Clinigence, LLC elect to exercise such warrants, Clinigence shall, to the extent permissible under applicable federal and state securities laws as reasonably determined by Clinigence, issue Clinigence Shares to the holders of such warrants and such debt in satisfaction thereof. As of June 30, 2019, previously outstanding convertible notes with an aggregate principal balance of approximately $600,000 were settled for cash payments of $200,000 and the conversion of aggregate principal of $400,000 into 638,718 shares of common stock.

The following unaudited pro forma condensed combined financial statements are presented to illustrate the effects of the acquisition of QualMetrix, Inc. on Clinigence Holdings, Inc. historical results of operations:

•	Unaudited condensed statements of operations for the year ended December 31, 2018

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Clinigence Holdings, Inc. Condensed Consolidated Pro-Forma Statement of Operations For the Year Ended December 31, 2018 (Unaudited)
	Clinigence	QualMetrix	Pro Forma Adjustments	Notes	Pro Forma Combined
REVENUES	$1,366,996	$859,411	$(91,205)	(1)	$2,135,202

COST OF SALES
Service Hosting Costs	185,521	145,701	(91,205)	(1)	240,017
Direct Labor Costs	189,003	—			189,003
Third Party License Fees	133,116	111,074			244,190
TOTAL COST OF SALES	507,640	256,775			673,210

GROSS PROFIT	859,356	602,636	—		1,461,992

OPERATING EXPENSES:
Research and development	545,223	327,481			872,704
Sales and Marketing	208,924	153,872			362,796
General and administrative	945,607	349,324			1,294,931
Depreciation & Amortization	—	9,700	141,631	(2)	151,331
TOTAL OPERATING EXPENSES	1,699,754	840,377	141,631		2,681,762
LOSS FROM OPERATIONS	(840,398)	(237,741)	(141,631)		(1,219,770)

OTHER INCOME AND (EXPENSE)
Interest expense	(109,799)	(10,785)			(120,584)
Interest income	68	—			68
Other income	—	—			—
TOTAL OTHER EXPENSE, NET	(109,731)	(10,785)			(120,516)

LOSS BEFORE PROVISION FOR INCOME TAXES	(950,129)	(248,526)	(141,631)		(1,340,286)

PROVISION FOR INCOME TAXES	—	—

NET LOSS	(950,129)	(248,526)	(141,631)		(1,340,286)

Reflects the elimination of intercompany licensing revenue and cost of goods sold exchanged between QualMetrix, Inc. and Clinigence, LLC prior to the acquisition.
Reflects the amortization of identifiable intangible assets acquired from QualMetrix, Inc. consisting of customer relationships and developed technology.

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The historical condensed consolidated financial information of Clinigence Holdings, Inc. has been adjusted in the Unaudited Pro Forma Financial Information to give effect to pro forma events that are (1) directly attributable to the Acquisition, (2) factually supportable and (3) with respect to the consolidated statement of operations, expected to have a continuing impact on the combined results of Clinigence Holdings, Inc. and the Acquisition. The following unaudited pro forma condensed combined consolidated statements of operations (Unaudited Pro Forma Statements of Operations) have been prepared assuming the Acquisition had been completed on January 1, 2018, the first day of Clinigence Holdings, Inc.’s fiscal year. The Unaudited Pro Forma Financial Information has been adjusted with respect to certain aspects of the Acquisitions to reflect the consummation of the Acquisition.

The Unaudited Pro Forma Financial Information was prepared in accordance with the regulations of the United States Securities and Exchange Commission (SEC), and is not necessarily indicative of the financial position or results of operations that would have occurred if the Acquisition had been completed on the dates indicated, nor is it indicative of the consolidated future operating results or financial position of the Consolidated Company. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the Unaudited Pro Forma Financial Information. In accordance with Article 11 of Regulation S-X, a pro forma balance sheet is not required as the Acquisition has already been reflected in Clinigence Holdings, Inc.’s unaudited condensed consolidated balance sheet for the six months ended June 30, 2019.

The Unaudited Pro Forma Financial Information does not reflect events that may occur after the Acquisition, including, but not limited to, the anticipated realization of any ongoing savings from operating synergies. It also does not give effect to the costs necessary to achieve these savings and synergies.

A copy of the Clinigence LLC and QualMetrix Audited Financials for the Fiscal Years Ended December 31, 2017 and December 31, 2018 are attached as Annex A-1 and Annex A-2 to this Information Statement.

29

CLINIGENCE HOLDINGS, INC.

CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDING JUNE 30, 2019

(UNAUDITED)

CLINIGENCE HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
As of,
	June 30, 2019	December 31, 2018
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$827,692	$119,267
Accounts receivable	282,953	186,150
Note receivable - related party	393,093	—
Other current assets	108,850	—
Total current assets	1,612,588	305,417
Property, plant and equipment, net	91,283	7,612
Identifiable intangible assets, net	1,606,789	—
Goodwill	3,185,473	—
Other non-current assets	70,448	136,399
Total non-current assets	4,953,993	144,011
TOTAL ASSETS	$6,566,581	$449,428

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$1,175,641	$567,006
Deferred revenue	195,882	—
Convertible notes payable - related party	—	300,000
Notes payable - related party	16,200	—
Notes payable	58,599	177,055
Total current liabilities	1,446,322	1,044,061
Convertible notes payable - related party, net of current portion	—	299,996
Notes payable, net of current portion	288,589	602,724
Total non-current liabilities	288,589	902,720
TOTAL LIABILITIES	1,734,911	1,946,781

STOCKHOLDERS’ EQUITY (DEFICIT):
Preferred member unit capital contributions	$—	$2,876,000
Members' capital contributions	—	1,078,922
Common stock, $.00001 par value 100,000,000 authorized: 16,725,668 shares issued and outstanding as of June 30, 2019	167	—
Additional paid-in capital	12,882,495	—
Accumulated deficit	(8,050,992)	(5,452,275)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	4,831,670	(1,497,353)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$6,566,581	$449,428

The accompanying notes are an integral part of these unaudited financial statements

30

CLINIGENCE HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

For the Six Months Ended June 30,
2019
(Unaudited)
Net revenue	$657,414

Cost of revenues	495,509

Gross Profit	161,905

Operating expenses:
Research and development	463,710
Sales and marketing	161,552
Amortization	47,211
General and administrative	1,900,985
Total operating expenses	2,573,458
Operating loss	(2,411,553)

Other income expense:
Loss on related party convertible debt conversion	(130,140)
Interest expense, net	(57,024)
Loss before income tax	(2,598,717)
Provision for income tax	—

Net loss	$(2,598,717)

Net loss per common share, basic and diluted	$(0.19)

Weighted average shares outstanding - basic and diluted	13,377,701

The accompanying notes are an integral part of these unaudited financial statements

31

CLINIGENCE HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
For the Six Months Ended June 30,
2019
CASH FLOWS FROM OPERATING ACTIVITIES:	(Unaudited)
Net loss	$(2,598,717)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock compensation	541,934
Amortization	47,211
Depreciation	5,356
Loss on related party convertible debt conversion	130,140
Amortization of debt issuance costs	11,104
Changes in operating assets and liabilities:
Accounts payable	49,620
Deferred revenue	172,682
Accounts receivable	(96,803)
Other current assets	(18,725)
Other non-current assets	67,601
Net Cash Used in Operating Activities	(1,688,597)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash acquired in QualMetrix, Inc.	22,918
Note receivable - related party	(393,093)
Purchase of property and equipment	(84,220)
Net Cash Used in Investing Activities	(454,395)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	3,687,450
Proceeds from convertible notes	—
Principal payments on notes payable	(636,033)
Principal payments on convertible notes payable	(200,000)
Net Cash Provided by Financing Activities	2,851,417

Net change in cash and cash equivalents	708,425
Cash and cash equivalents, beginning of period	119,267
Cash and cash equivalents, end of period	$827,692

INTEREST PAID:	$45,920
TAXES PAID:	$—

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for acquisition of QualMetrix, Inc.	$4,168,219
Common stock issued for convertible debt conversion	$399,997

The accompanying notes are an integral part of these unaudited financial statements

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CLINIGENCE HOLDINGS, INC.

NOTES TO CONDENSED CONSOLIDATED

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDING JUNE 30, 2019

(UNAUDITED)

1. Nature of Operations

In October 2018, Clinigence Holdings, Inc. was formed as a wholly-owned subsidiary of Clinigence, LLC. On March 1, 2019, Clinigence Holdings, Inc. entered into a Contribution Agreement (“Agreement”) by and among Clinigence Holdings, Inc. (“Clinigence”), QualMetrix, Inc. (“QMX”), Clinigence, LLC (“CLI”) (collectively, the “Company”), and the Members of Clinigence, LLC. Upon closing the transactions as called for in the Contribution Agreement, Clinigence Holdings, Inc. exchanged shares of its common stock for all the outstanding member units of Clinigence, LLC and acquired substantially all of the assets of QualMetrix, Inc.

The Company is a population health analytics company that provides turnkey SaaS solutions that enable connected intelligence across the care continuum by transforming massive amounts of data into actionable insights. The Company’s solutions help healthcare organizations throughout the United States improve the quality and cost-effectiveness of care, enhance population health management and optimize provider networks. The Company enables risk-bearing healthcare organizations achieve their objectives on the path to value-based care. The Company’s platform automatically extracts and delivers targeted data insights from its cloud-based analytics engine directly to the workflows and technologies of its customers. This enhances end-user workflows with actionable analytics, seamlessly delivers data from disparate sources to the point of engagement, automates the delivery of data to ensure on-time access, and reduces dependency on non-essential applications from the end-user’s workflow. All of this allows the healthcare organization to enable population health management, manage cost and utilization, improve quality, identify gaps in care, risk stratify and target patients, increase collaboration among providers and to optimize network provider performance.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements (the “financial statements”) have been prepared on a condensed interim basis and may not include all information and footnotes which are normally included in the Company’s annual consolidated financial statements. These financial statements reflect all adjustments (consisting of normal recurring items or items discussed herein) that management believes are necessary to fairly state results for the interim period presented. Results of operations for interim periods are not necessarily indicative of annual results of operations.

Principles of Consolidation

The Company consolidates the assets, liabilities, and operating results of its wholly-owned subsidiaries, Clinigence India and Clinigence, LLC. Subsequent to the acquisition transaction, the Company legally dissolved QualMetrix, Inc. as of June 30, 2019. All intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

Cash and cash equivalents are comprised of cash and highly liquid investments with original maturities of 90 days or less at the date of purchase. The Company does not have any cash equivalents as of June 30, 2019 and December 31, 2018. The Company is exposed to credit risk in the event of default by the financial institutions or the issuers of these investments to the extent the amounts on deposit or invested are in excess of amounts that are insured.

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Revenue Recognition

Revenue is generated primarily by software licenses, training, and consulting. Software licenses are provided as SaaS-based subscriptions that grants access to proprietary online databases and data management solutions. Training and consulting are project based and billable to customers on a monthly-basis or task-basis.

Revenue from training and consulting are generally recognized upon delivery of training or completion of the consulting project. The duration of training and consulting projects are typically a few weeks or months and last no longer than 12 months.

SaaS-based subscriptions are generally marketed under multi-year agreements with annual, semi-annual, quarterly, or month-to-month renewals and revenue is recognized ratably over the renewal period with the unearned amounts received recorded as deferred revenue. Deferred revenue is recorded as accrued expenses in the accompanying consolidated balance sheet and was not significant at June 30, 2019 and December 31, 2018. For multiple-element arrangements accounted for in accordance with specific software accounting guidance, multiple deliverables are segregated into units of accounting which are delivered items that have value to a customer on a standalone basis.

On January 1, 2019, the Company adopted the new revenue recognition standard Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers (Topic 606)”, using the modified retrospective method. The modified retrospective adoption used by the Company did not result in a material cumulative effect adjustment to the opening balance of accumulated deficit. Revenue from substantially all the Company’s contracts with customers continues to be recognized over time as performance obligations are satisfied.

The Company provides its customers with software licensing, training, and consulting through SaaS-based subscriptions. This subscription revenue represents revenue earned under contracts in which the Company bills and collects the charges for licensing and related services. The Company determines the measurement of revenue and the timing of revenue recognition utilizing the following core principles:

1. Identifying the contract with a customer;

2. Identifying the performance obligations in the contract;

3. Determining the transaction price;

4. Allocating the transaction price to the performance obligations in the contract; and

5. Recognizing revenue when (or as) the Company satisfies its performance obligations.

Revenues from subscriptions are deferred when cash payments are received in advance of the satisfaction of the Company’s performance obligations and recognized over the period in which the performance obligations are satisfied. The Company completes its contractual performance obligations through providing its customers access to specified data through subscriptions for a service period, and training on consulting associated with the subscriptions. The Company primarily invoices its customers on a monthly basis and does not provide any refunds, rights of return, or warranties to its customers.

Cost of Sales

The Company’s costs of sales primarily consist of cloud computing and storage costs, datasets, and contracted and internal labor costs.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include, among others, provisions for doubtful accounts, purchase price allocations, recoverability of long-lived assets including identifiable intangible assets and goodwill, and valuation of stock-based compensation. Actual results could materially differ from those estimates.

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Concentration of Credit Risk

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral.

Accounts Receivable

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral. The Company did not have an allowance for doubtful accounts at June 30, 2019 and December 31, 2018.

Property and Equipment

Property and equipment, consisting of computers and other office equipment, is recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to five years. Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized.

At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation or amortization are removed from the accounts and any resulting gains or losses are reflected in the accompanying statements of operations.

Long-Lived Assets

Long-lived assets are recorded at cost and depreciated or amortized over their estimated useful lives. For purposes of determining whether there are any impairment losses, management evaluates the carrying value of the Company’s identifiable long-lived assets, including their useful lives, when indicators of impairment are present, considering whether the undiscounted lowest identifiable cash flows are sufficient to recover the carrying amount of the applicable asset or asset group. If an impairment is indicated, the Company computes the impairment based on the fair value of the asset, as compared to the carrying value of the asset, such a loss would be charged to expense in the period the impairment is identified. Furthermore, if the review of the carrying values of the long-lived assets indicates impairment of such assets, the Company may determine that shorter estimated useful lives are more appropriate.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary in order to reduce deferred tax assets to the amounts expected to be recovered.

The Company has established a valuation allowance for its deferred tax assets that are not recoverable from taxable temporary differences because the Company is unable to conclude that future utilization of a portion of its net operating loss carryforwards and other deferred tax assets is more likely than not.

The calculation of the Company’s tax positions involves dealing with uncertainties in the application of complex tax regulations in several different state tax jurisdictions. The Company is periodically reviewed by tax authorities regarding the amount of taxes due. These reviews include inquiries regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions. The Company records estimated reserves for exposures associated with positions that it takes on its income tax returns that do not meet the more likely than not standards.

The Company recognizes interest and penalties associated with uncertain tax positions as a component of income tax expense. The Company does not have any unrecognized tax benefits or a liability for uncertain tax positions at June 30, 2019. The Company does not expect to have any unrecognized tax benefits within the next twelve months. The Company recognizes accrued interest and penalties associated with uncertain tax positions, if any, as part of income tax expense. There were no tax related interest and penalties recorded as of, and for the period ended June 30, 2019. Since the Company incurred net operating losses in every tax year since inception, all of its income tax returns are subject to examination and adjustments by the IRS for at least three years following the year in which the tax attributes are utilized.

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Fair Value Measurement

The Company applies fair value accounting for all financial assets and liabilities and non-financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as risks inherent in valuation techniques, transfer restrictions and credit risk. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 Inputs: Quoted prices in active markets for identical assets or liabilities.

Level 2 Inputs: Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Inputs: Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

The fair value of certain of the Company’s financial instruments carried at cost, including cash, accounts receivable, accounts payable, and notes payable approximate the carrying amounts presented in the balance sheet due to the short-term nature of these instruments.

Stock-based Compensation

Stock-based compensation costs for eligible employees and directors are measured at fair value on the date of grant and are expensed over the requisite service period using a straight-line attribution method for the entire award that are subject to only service vesting conditions.

Debt Issuance Costs

Debt issuance costs incurred in connection with the issuance of long-term debt are capitalized and amortized to interest expense over the terms of the related debt agreements using the effective interest method.

Identifiable Intangible Assets and Goodwill

The Company reviews its long-lived assets, inclusive of goodwill and indefinable intangible assets, at least annually for impairment.

At least annually, at the Company’s fiscal year end, or sooner if events or changes in circumstances indicate that an impairment has occurred, the Company performs a qualitative assessment to determine whether it is more likely than not that the fair value of each reporting unit is less than its carrying amount as a basis for determining whether it is necessary to complete quantitative impairment assessments. The Company is required to perform a quantitative goodwill impairment test only if the conclusion from the qualitative assessment is that it is more likely than not that a reporting unit’s fair value is less than the carrying value of its assets. Should this be the case, a quantitative analysis is performed to identify whether a potential impairment exists by comparing the estimated fair values of the reporting units with their respective carrying values, including goodwill.

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An impairment loss is recognized if the implied fair value of the asset being tested is less than its carrying value. In this event, the asset is written down accordingly. The fair values of goodwill are determined using valuation techniques based on estimates, judgments and assumptions management believes are appropriate in the circumstances.

At least annually, indefinite-lived intangible assets are tested for impairment. Impairment for intangible assets with indefinite lives exists if the carrying value of the intangible asset exceeds its fair value. The fair values of indefinite-lived intangible assets are determined using valuation techniques based on estimates, judgments and assumptions management believes are appropriate in the circumstances.

The Company amortizes its identifiable intangible assets over their estimated useful lives using a straight-line attribution method.  The Company currently amortizes its identifiable intangible assets over a period of ten to thirteen years.  The Company’s identifiable intangible assets relate to customer relationships and developed technology acquired in March 2019.

Going Concern

The accompanying interim condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Since inception, the Company has not generated sufficient cash flows from its operations to fund the Company’s on-going obligations as they arise. In the future, the Company may require sources of capital in addition to cash on hand to continue operations and to implement its strategy.

The Company may be forced to seek credit line facilities from financial institutions, equity investments or debt arrangements. No assurances can be given that the Company will be successful in obtaining such additional financing on reasonable terms, or at all. If adequate funds are not available on acceptable terms, or at all, the Company may be unable to adequately fund its business plan. This raises substantial doubt about the Company’s ability to continue as a going concern. These financials do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

3. Acquisition and Share Exchange

On March 1, 2019, the Company entered into a Contribution Agreement by and among Clinigence Holdings, Inc. (“Clinigence”), QualMetrix, Inc. (“QMX”), and the Members of Clinigence, LLC (“Agreement”) whereby Clinigence Holdings, Inc. acquired all of the assets and operations and assumed all of the liabilities of QMX. The Company acquired substantially all of the assets of QMX to further its SAAS-based offerings to its customers and expand into new markets. The goodwill is derived largely from the expected growth of the Company, as well as synergies and economies of scale expected from combining the operations of QMX with the Company. Pursuant to the Contribution Agreement, Clinigence shares were issued to QMX in exchange for substantially all of the assets of QMX. QMX shares subsequently distributed Clinigence shares to QMX stockholders in connection with QMX’s dissolution. All outstanding shares of QMX immediately preceding the dissolution were treated as one class. On the date of the combination, the shares of common stock issued to QMX had an estimated fair value of $0.83 per share based on an independent valuation.

The following table represents the fair value of the consideration paid allocated to the assets and liabilities acquired in applying the acquisition method for the completion of the QualMetrix, Inc. business combination:

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Consideration	Amount
Issuance of 5,021,950 shares of common stock	$4,168,219
Net liabilities assumed	790,703
Total consideration	$4,958,922

Assets Acquired:
Current assets	$112,992
Property, equipment, and other non-current assets	6,457
Identifiable intangible assets	1,654,000
Goodwill	3,185,473
Total assets acquired	$4,958,922

The following tables provide detail associated with the Company’s acquired identifiable intangible assets:

	As of June 30, 2019
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Useful Life (in years)
Amortized intangible assets:
Customer relationships	$624,000	$(20,800)	$603,200	10
Developed technology	1,030,000	(26,411)	1,003,589	13
Total	$1,654,000	$(47,211)	$1,606,789

Aggregate Amortization Expense:	2019
For the six months ended June 30,	$47,211

The following table illustrates the estimated amortization expense by year end:

Estimated Amortization Expense:
For the year ended December 31, 2019	$70,815
For the year ended December 31, 2020	141,631
For the year ended December 31, 2021	141,631
For the year ended December 31, 2022	141,631
For the year ended December 31, 2023	141,631

The Company did not incur material acquisition costs associated with the Contribution Agreement.

In addition to the acquisition of substantially all of the assets of QualMetrix, Inc., as part of the Contribution Agreement, 15,978,062 issued and outstanding member units (including incentive units) of Clinigence, LLC were exchanged for 7,533,000 shares of common stock of Clinigence Holdings, Inc. All outstanding preferred member and common units of Clinigence, LLC immediately preceding the exchange were treated as one class. Prior to the acquisition and share exchange there were 360,000 shares of common stock of Clinigence Holdings, Inc. outstanding.

iGambit Definitive Merger Agreement

On June 24, 2019, the Company entered into letter of intent with Letter of Intent (“LOI”) with iGambit to effectuate a reverse triangular merger whereby the Company will be the wholly owned subsidiary of iGambit after closing the transaction. In conjunction with the LOI, subsequent definitive merger agreement entered into on August 8, 2019, the Company issued a six month, six percent interest promissory note to iGambit for $393,093 included in Note receivable-related party in the accompanying condensed consolidated balance sheets, and more fully described in Note 7. Subsequent Events.

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4. Notes and Convertible Notes Payable

Notes payable consisted of the following:

Note Description	June 30, 2019	December 31, 2018
Notes Payable:
Notes Payable with maturities between six months and twelve months from the date of issuance with annual percentage interest rates between 24% and 29%	$8,762	$63,448
Demand notes payable issued to former officers of Qualmetrix, Inc. with an annual percentage interest rate of 8% and matured in October 2018	16,200	—
Note payable issued in May 2013 with a maturity date of May 2023 and interest rate of Prime +2% (7.5% and 6.5% at December 31, 2018 and 2018, respectively)	—	267,137
Note payable issued in June 2017 with a maturity date of June 2022 and effective interest rate of 10.66%	338,426	449,194
Total Notes payable	$363,388	$779,779
Current portion -related party	(16,200)	—
Current portion	(58,599)	(177,055)
Total Notes payable, net	$288,589	$602,724

Beginning in April 2018, the Company entered into a series of short-term notes with interest rates ranging from 24% to 29% per annum. Throughout the six months ended June 30, 2019 the Company made average monthly principal and interest payments approximating $12,000 per month.

In October 2017, the Company entered into demand notes with its former Chief Executive Officer totaling $100,000. In January through April 2018, the Company issued additional notes to its former Chief Executive Officer totaling $92,000 maturing one year from the date of issuance. In April 2019, one of the notes was settled via a cash payment of interest and principal totaling $195,789.

In June 2017, the Company entered into a Revenue Loan Investment for net working capital proceeds of $500,000. The Company is required to make monthly principal and interest payment on the Revenue Loan based on its net cash receipts from operations in the following 3 tiers:

• Tier 1 – Payments at a rate of 6.0% of the net cash receipts from the immediate month prior until cumulative loan payments are based on $2,500,000 of net cash receipts.

• Tier 2 – After achieving loan payments based on $2,500,000 of net cash receipts in a loan year, additional payments are based on 3.0% of amounts in excess of the Tier 1 Cap.

• Tier 3 – Payments at a rate of 0.5% of net cash receipts in excess of $3,200,000 in a loan year.

From the inception of the Revenue Loan in June 2017 through June 30, 2019 the Company has paid its monthly principal and interest payments based on the Tier 1 net cash receipts.

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In May 2013, the Company entered into a note agreement with a financial institution whereby it received net working capital proceeds of $500,000. The Company made monthly principal and interest payments approximating $6,000 per month including a variable interest rate of Prime plus 2% (6.5% as of December 31, 2018). The outstanding balance at June 30, 2019 and December 31, 2018 was $0 and $267,167, respectively.

Convertible notes payable consisted of the following:

Note Description	June 30, 2019	December 31, 2018
Convertible Notes Payable:
Notes payable convertible into CLI common units at $0.44 per unit; nominal interest rate of 5%; and matured in January 2019	—	200,000
Notes payable convertible into CLI common units at $0.59 per unit; nominal interest rate of 12%; and mature at various dates from August 2019 to August 2021; converted in May 2029	—	399,996
Total Convertible notes payable - related party	$—	$599,996
Current portion	—	(300,000)
Total Convertible related part notes payable, net	$—	$299,996

During the three months ended June 30, 2019, the Company issued 638,718 shares of common stock for the full conversion of previously outstanding related party convertible notes totaling $399,997. The Company recognized a loss on conversion of the debt of $130,140 based on the difference between the estimated fair value of the stock issued ($0.83 per share) and the net carrying amount of the debt totaling $399,997 on the date of conversion.

In January 2019, the Company made a cash payment totaling $200,000 to settle a previously outstanding convertible note payable. In conjunction with the payment, approximately 400,000 underlying warrants to purchase units of CLI expired unexercised.

During the six months ended June 30, 2019 the Company recognized total interest expense of $57,024.

5. Stockholders’ Equity

Common Stock and Recapitalization

The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.00001. The following provides a description of the common stock issuances for the six months ended June 30, 2019:

During the three months ended June 30, 2019, the Company issued 1,040,000 shares of common stock for cash proceeds totaling $1,209,000 net of offering costs of $91,000. For each common share purchased, the holders also received 0.4 warrants convertible in shares of common stock at an exercise price of $1.50 with an expiration date of December 31, 2024.

During the three months ended June 30, 2019, the Company issued 638,718 shares of common stock for the full conversion of previously outstanding related party convertible notes totaling $530,137, including the recognition of a loss on conversion of $130,140.

During the three months ended March 31, 2019, the Company issued 2,132,000 shares of common stock for cash proceeds totaling $2,478,450, net of offering costs of $186,550. For each common share purchased, the holders also received 0.4 warrants convertible in shares of common stock at an exercise price of $1.50 with an expiration date of December 31, 2024.

As further discussed in Note 3, the Company issued 5,021,950 shares of common stock for the acquisition of substantially all of the assets of QualMetrix, Inc. with an estimated fair value of $4,168,219.

As further discussed in Note 3, the Company exchanged 15,978,062 outstanding member units of Clinigence, LLC for 7,533,000 shares of common stock. Included in the conversion, the Company converted 3,671,015 inventive units to 1,537,018 shares of Clinigence Holdings, Inc. common stock, net of forfeitures. As part of the conversion, the Company accelerated the vesting of 1,204,121 units (converted to 504,154 shares of Clinigence Holdings, Inc. common stock) and recognized additional compensation cost associated with the accelerated vesting of approximately $542,000. Clinigence had 360,000 shares of common stock outstanding prior to the combination with QualMetrix.

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Warrants

The Company issued full vested warrants to investors as part of a private placement offering. Each unit offered in the private placement consisted of one share of common stock, and a warrant convertible into 0.4 shares of common stock at an exercise of $1.50 per whole share. The warrants are exercisable for a period of five years from the date of issuance.

A summary of the warrant activity is as follows (converted to whole number of shares at a rate of 0.4 to 1):

	Warrants	Weighted Average Exercise Price
Outstanding at January 1, 2018	618,062	$0.81
Granted	1,903,200	1.50
Forfeited and cancelled	(402,062)	0.44
Outstanding at June 30, 2019	2,119,200	$1.50
Vested at June 30, 2019	2,119,200	$1.50

During the six months ended June 30, 2019 the Company issued its placement agent 634,400 warrants with an exercise price of $1.50 per share exercisable for a period of five years.

6. Commitments and Contingencies

The Company leases its office space under a 64-month non-cancellable lease arrangement that began on January 1, 2019 and expires in April 2024. The lease payments escalate at a rate of three percent per annum and begin with base monthly lease payments of $5,477.

The following table provides the lease payments due by year under the Company’s non-cancellable lease agreement:

Year	Amount
2019	$32,864
2020	67,700
2021	69,731
2022	71,823
2023	73,978
Thereafter	25,399
Total	$341,495

From time to time, the Company is involved in lawsuits, claims, investigations and proceedings that arise in the ordinary course of business. The Company is not a named party in any other pending or threatened litigation that we expect to have a material adverse impact on our business, results of operations, financial condition or cash flows.

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7. Subsequent Events

The Company evaluated its financial statements for subsequent events through September 18, 2019, the date these financial statements were available to be issued.

In August 2019, the Company issued 945,000 shares of fully vested common stock for compensation to two individuals totaling $784,351.

In August 2019, the Company agreed to issue options to purchase an aggregate of approximately 200,000 shares of common stock. As of September 18, 2019, the Company has not granted the underlying options or determined the vesting, exercise price or maturity date.

On August 8, 2019, the Company entered into a definitive merger agreement with iGambit, Inc (“iGambit”). Pursuant to the Merger Agreement, iGambit, subject to certain conditions therein, shall issue shares of its common stock, on a fully-diluted pro rata basis, to the equity holders of the Company in exchange for 100% of the outstanding equity securities of the Company by means of a reverse triangular merger in which a wholly owned subsidiary of iGambit shall merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of iGambit (the “Merger”). If the closing of the Merger occurs (the “Closing”), the former Company equity holders shall own 85%, on a fully-diluted basis, of iGambit’s issued and outstanding common stock and the former iGambit equity holders shall own 15%, on a fully-diluted basis, of iGambit’s issued and outstanding common stock, in each case on a fully-diluted, as converted basis as of immediately prior to the Closing (including options, warrants and other rights to acquire equity securities of iGambit). To the extent necessary, iGambit shall increase the authorized number of shares to complete the issuance of shares. Any repurchase rights applicable to shares of the Company common stock prior to the Merger shall remain in effect after the Closing, and shall become rights to repurchase the shares of iGambit common stock issued in exchange for such shares of the Company common stock.

Immediately prior to the consummation of the Merger, (i) all issued and outstanding Series A Preferred Stock of iGambit shall be redeemed at $0.001 per share so that the only issued and outstanding equity securities of iGambit shall be common stock, (ii) any promissory notes shall be repaid or converted , and (iii) iGambit shall complete a to-be-mutually-determined reverse stock split such that the only issued and outstanding equity securities, including outstanding options and warrants, of iGambit shall be shares of common stock.

The Merger Agreement has certain binding obligations and the transaction is subject to various conditions to closing, approval of the Company’s Board of Directors, approval of the Company’s stockholders, if required, and definitive documentation.

As of September 18, 2019, the Company advanced iGambit an additional $50,000 under the same terms as the outstanding note receivable as described in Note 3.

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CLINIGENCE MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2019

You should read the following discussion and analysis of Clinigence Holdings, Inc. (“Clinigence”) financial condition and results of operations together with the Clinigence Holdings, Inc. Condensed Consolidated Financial Statements for the Six Months ended June 30, 2019, Clinigence Holdings, Inc. Condensed Consolidated Pro-Forma Statement of Operations for the Years Ended December 31, 2018 and 2017 (Unaudited) and Clinigence’s consolidated financial statements and related notes included elsewhere in this Information Statement, including financials attached as an Annex to this Information Statement. This discussion and other parts of this Information Statement contain forward-looking statements that involve risks and uncertainties, such as its plans, objectives, expectations, intentions and beliefs. Clinigence’s actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those included elsewhere in this Information Statement.

INTRODUCTION

Company Overview

Clinigence (the “Company”, “we”, “us”, “our”, “it”) is a population health analytics company that provides turnkey SaaS solutions that enable connected intelligence across the care continuum by transforming massive amounts of data into actionable insights. Clinigence’s solutions help healthcare organizations throughout the United States improve the quality and cost-effectiveness of care, enhance population health management and optimize provider networks. Clinigence enables risk-bearing healthcare organizations achieve their objectives on the path to value-based care. Clinigence’s platform automatically extracts and delivers targeted data insights from its cloud-based analytics engine directly to the workflows and technologies of its customers. This enhances end-user workflows with actionable analytics, seamlessly delivers data from disparate sources to the point of engagement, automates the delivery of data to ensure on-time access, and reduces dependency on non-essential applications from the end-user’s workflow. All of this allows the healthcare organization to enable population health management, manage cost and utilization, improve quality, identify gaps in care, risk stratify and target patients, increase collaboration among providers and to optimize network provider performance.

In October 2018, Clinigence Holdings, Inc. was formed as a wholly-owned subsidiary of Clinigence, LLC. On March 1, 2019, Clinigence entered into a Contribution Agreement by and among Clinigence Holdings, Inc. (“Clinigence”), QualMetrix, Inc. (“QMX”), and the Members of Clinigence, LLC (the “Contribution Agreement”) whereby Clinigence Holdings, Inc. acquired all of the assets and operations and assumed all of the liabilities of QMX. Clinigence acquired substantially all of the assets of QMX to further its SAAS-based offerings to its customers and expand into new markets. The goodwill is derived largely from the expected growth of Clinigence, as well as synergies and economies of scale expected from combining the operations of QMX with Clinigence. Pursuant to the Contribution Agreement, Clinigence shares were issued to QMX in exchange for substantially all of the assets of QMX. QMX subsequently distributed Clinigence shares to QMX stockholders in connection with QMX’s dissolution. All outstanding shares of QMX immediately preceding its dissolution were treated as one class. On the date of the combination, the shares of common stock issued to QMX had an estimated fair value of $0.83 per share based on an independent valuation.

In addition to the acquisition of substantially all of the assets of QMX, as part of the Contribution Agreement, 15,978,062 issued and outstanding member units (including incentive units) of Clinigence, LLC were exchanged for 7,533,000 shares of common stock of Clinigence. All outstanding preferred member and common units of Clinigence, LLC immediately preceding the exchange were treated as one class. Prior to the acquisition and share exchange there were 360,000 shares of common stock of Clinigence Holdings, Inc. outstanding.

On June 24, 2019, Clinigence entered into letter of intent with Letter of Intent (“LOI”) with iGambit, Inc. to effectuate a reverse triangular merger whereby Clinigence will be the surviving entity and a wholly owned subsidiary of iGambit after closing the transaction. In conjunction with the LOI, and subsequent definitive merger agreement entered into on August 8, 2019, Clinigence issued a six-month, six percent interest on promissory note to iGambit for $393,093 included in Note receivable-related party in the accompanying condensed consolidated balance sheets.

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Results of Operations

Revenue. We recognized approximately $657,000 of revenue for the six months ended June 30, 2019. As we continue to integrate the operations of QualMetrix and expand our marketing efforts we expect our revenues to increase on a quarter over quarter basis, however, there can be no assurance we will be successful in these efforts.

Operating Expenses. General and Administrative Expenses was approximately $1,901,000 for the six months ended June 30, 2019. Our General and Administrative Expenses consists of general corporate overheard including professional fee of approximately $1,082,000; payroll and related costs of approximately $583,000; rent and other facility costs of approximately $54,000; and general overhead including travel and insurance of approximately $182,000. Significant portions of professional fees and payroll are related to merger activity including a one-time charge for accelerated vesting of previously outstanding incentive awards of approximately $542,000. We expect that upon completion of the merger including the transaction with iGambit we expect our overall corporate overhead to remain flat and we do not expect to incur professional fees at these levels within the normal course of business unless we pursue additional merger and acquisitions activity

Sales and marketing expense of $162,000 primarily consists of trade shows including travel costs, payroll for marketing personnel and other advertising and media campaigns.

Research and development expense of approximately $464,000 consists of internal payroll and external consultants continuing to develop and improve our platform.

Other Income (Expense). We reported a non-recurring loss on related party convertible debt conversions of approximately $130,000 based on the difference between the estimated fair value of the stock issued ($0.83 per share) to convert the debt and the net carrying amount of the debt totaling $399,997 on the date of conversion. As of June 30, 2019, all of the previously outstanding convertible notes payable were fully settled. During the six months ended June 30, 2019, the Company recognized interest expense of approximately $57,000 on its outstanding notes and convertible notes payable. The Company expects its interest expense to decline for the remainder of 2019 due to the settlement of previously outstanding notes and convertible notes payable of approximately $1,236,000 of which approximately $836,000 was paid in cash with the remaining $400,000 converted to 638,718 shares of common stock.

Liquidity and Capital Resources

As reflected in the accompanying consolidated financial statements, at June 30, 2019, we had working capital of approximately $166,000 and unrestricted cash of approximately $828,000. While as of June 30, 2019 we have a working capital surplus we have operated at a net loss since inception. In order to execute our business plans, including the expansion of operations, we will need to raise additional capital. We currently do not having any firm funding commitments.

Cash Used in Operations

Net cash used in operating activities of approximately $1,689,000 for the six months ended June 30, 2019 primarily consisted of our operating revenues not being sufficient to cover our on-going obligations partially off-set by a non-recurring, non-cash charge of $542,000 for stock based compensation and loss on debt conversion of approximately $130,000, and a net increase in assets of approximately $48,000.

Cash Used for Investing Activities

Net cash used for investing activities primarily consisted of funding a loan to iGambit of approximately $393,000 to pay down debt prior to our expected merger transaction as well as the acquisition of property and equipment used for operations of approximately $84,000.

Cash Provided by Financing Activities

During the six months ended June 30, 2019, we issued approximately 3,200,000 shares of common stock for net cash proceeds of approximately $3,200,000, and made principal payments on previously outstanding notes and convertible notes payable totaling approximately $836,000.

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Plan of Operation and Funding

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business. Existing working capital, further advances and debt instruments, and anticipated cash flow are expected to be adequate to fund our operations over the next twelve months. We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity and debt instruments. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) developmental expenses associated with a start-up business and (ii) marketing expenses. We intend to finance these expenses with further issuances of securities, and debt issuances. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to our current stockholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

Our primary capital requirements in 2019 are likely to arise from the expansion of our Clinigence operations. We anticipate raising capital in the private markets to cover any such costs, though there can be no guaranty we will be able to do so on terms we deem to be acceptable. We do not have any plans at this point in time to obtain a line of credit or other loan facility from a commercial bank.

While we believe in the viability of our strategy to improve Clinigence’s sales volume, and in our ability to raise additional funds, there can be no assurances that we will be able to fully effectuate our business plan.

We believe we will continue to increase our cash position and liquidity for the foreseeable future. We believe we have enough capital to fund our present operations.

Contractual Obligations and Commitments

Clinigence leases its office space under a 64-month non-cancellable lease arrangement that began on January 1, 2019 and expires in April 2024. The lease payments escalate at a rate of three percent per annum and begin with base monthly lease payments of $5,477.

The following table provides the lease payments due by year under Clinigence’s non-cancellable lease agreement:

Year	Amount
2019	$32,864
2020	67,700
2021	69,731
2022	71,823
2023	73,978
Thereafter	25,399
Total	$341,495

Additionally, our currently outstanding debt obligation totaling approximately $338,000 fully mature in 2022.

Off-Balance Sheet Arrangements

As of June 30, 2019, Clinigence had no off-balance sheet arrangements as defined in Item 303(a)(4) of Regulation S-K as promulgated by the SEC.

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PRINCIPAL STOCKHOLDERS OF CLINIGENCE

The following table and the related notes present information on the beneficial ownership of shares of Clinigence’s capital stock as of June 30, 2019 held by:

•	each director of Clinigence;
•	each executive officer of Clinigence;
•	all of Clinigence’s current directors and executive officers as a group; and
•	each stockholder known by Clinigence to beneficially own more than five percent of its common stock on an as converted basis.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Outstanding
Principal Stockholders:
Avenue 4 Special Situations FU (Series 3)	2,140,000	12.58%
Michal International Investment	1,317,991	7.75%

Directors and Named Executive Officers:
Martin Breslin, Director	3,080,381	18.11%
Jacob Margolin, Chief Executive Officer and Director	1,403,426	8.35%
David Meiri, Director	1,044,423	6.14%
Dr. Warren Hosseinion, Chairman, Director	915,000	5.38%
Dr. Lawrence Schimmel, Chief Medical Officer	337,627	1.98%
Charles Kandzierski, Chief Technology Officer	165,394	.97%
Mihir Shah, Chief Financial Officer	302,000	1.78%
Mark R. Fawcett, Director	40,000	.24%
All directors and executive officers as a group)	10,746,242	63.17%

(1) Avenue 4 Special Situations FU (Series 3) also owns warrants to purchase 856,000 shares of Clinigence Common Stock.

(2) 675,000 shares are restricted shares subject to vesting on the closing of the Merger on or before December 31, 2019. Dr. Warren Hosseinion also owns warrants to purchase 96,000 shares of Clinigence Common Stock.

(3) 270,000 shares are restricted shares subject to vesting on the closing of the Merger on or before December 31, 2019. Mihir Shah also owns warrants to purchase 12,800 shares of Clinigence Common Stock.

(4) Mark R. Fawcett also owns warrants to purchase 16,000 shares of Clinigence Common Stock.

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Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of June 30, 2019, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in footnotes to this table, Clinigence believes that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to Clinigence by such stockholders. Unless otherwise indicated, the address for each stockholder listed is: c/o Clinigence Holdings, Inc., 55 Ivan Allen Jr Blvd NW, Ste. 875, Atlanta, GA 30308.

MANAGEMENT FOLLOWING THE MERGER

Executive Officers and Directors of the Combined Company Following the Merger

The board of directors of iGambit (the “iGambit Board”) is currently composed of two directors. As of the Effective Time of the Merger, the board of directors is expected to consist of nine members, including Elisa Luqman, who is currently a director and officer of iGambit, Dr. Warren Hosseinion (who shall be Chairman), Jacob Margolin, Dr. Lawrence Schimmel, Martin Breslin, Mitchell Creem, Mark Fawcett and David Meiri, who are currently directors of Clinigence.

The following table lists the names, ages as of September 24, 2019 and positions of the individuals who are expected to serve as executive officers and directors of iGambit upon completion of the Merger:

Name	Age	Position
Jacob Margolin	52	Chief Executive Officer and Director
Dr. Lawrence Schimmel	70	Chief Medical Officer and Director
Elisa Luqman	55	Chief Financial Officer, General Counsel, Secretary and Director
Dr. Warren Hosseinion	49	Chairman of the Board
Mark R. Fawcett	52	Director
Martin Breslin	48	Director
Mitchell Creem	60	Director
David Meiri	52	Director
John Waters	74	Director

For descriptions of the background and experience of the directors and officers, including their principal occupations during the past five years and the name and principal business in which such occupations were carried out, please see the section entitled ACTION 6 — THE Ratification of Appointment of Directors in this Information Statement.

Indemnification of Officers and Directors

Effective upon the consummation of the Merger, Clinigence will have entered into agreements to indemnify its directors, executive officers and other employees as determined by the board of directors. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. Clinigence believes that the provisions in its Bylaws and indemnification agreements are necessary to attract and retain talented and experienced officers and directors.

Compensation of Directors and Executive Officers

The following table lists the names, positions and compensation of the individuals who are expected to serve as executive officers and directors of the Company upon completion of the Merger:

Name	Position	Salary
Jacob Margolin	Chief Executive Officer	$180,000
Dr. Lawrence Schimmel	Chief Medical Officer	$180,000
Elisa Luqman	Chief Financial Officer and General Counsel, Secretary	$150,000

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Base Salary

Clinigence has entered into employment agreements with Jacob Margolin and Dr. Lawrence Schimmel. Pursuant to the employment agreement with Mr. Margolin and Dr. Schimmel each are entitled to receive a base annual salary of $180,000 during the term, which will become obligations of the Combined Company after the closing. Elisa Luqman will enter a three (3) year employment agreement with iGambit, which employment agreement will become effective upon the closing of the Merger and pursuant to which Ms. Luqman is entitled to receive a base salary of $150,000 during the term.

Bonus

The iGambit Board may, in its discretion, award bonuses to its executive officers on a case-by-case basis.

Health, Welfare and Additional Benefits

Each of iGambit’s named executive officers is eligible to participate in iGambit employee benefit plans and programs, including medical, dental and vision benefits, and iGambit’s 2019 Omnibus Incentive Plan, to the same extent as its other full-time employees, subject to the terms and eligibility requirements of those plans.

Executive management of Merger-Sub and HealthDatix FL shall remain in place as existing prior to Closing.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table presents the outstanding equity awards held by Clinigence’s named executive officers as of

June 30, 2019

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise price		Option Expiration date
Dr. Lawrence Schimmel	6,288	6,288		$$0.85	2029

The following table presents the outstanding equity awards held by iGambit’s named executive officers as of December 31, 2018.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise price	Option Expiration date
(1) Elisa Luqman	1,000,000	1,000,000	$0.01	6/6/2017
(1) Elisa Luqman	1,700,000	1,700,000	$0.005	11/1/2018

(1) All Ms. Luqman’s options were voluntarily cancelled on August 2, 2019. On August 2, 2019, iGambit and HealthDatix management and key advisors and consultants voluntarily cancelled all their outstanding options.

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DIRECTOR COMPENSATION

The following table sets forth the compensation received by iGambit’s directors, for their service as directors, during the year ended December 31, 2018.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Salerno (1)	0	0	40,000	0	0	0	0
Elisa Luqman (1)	0	0	8,000	0	0	0	0
(1)	All Ms. Luqman’s and Mr. Salerno’s options were voluntarily cancelled on August 2, 2019.

There was no compensation received by iGambit or Clinigence’s directors, for their service as directors, during the six months ended June 30, 2019.

Unless otherwise provided in the Certificate, by resolution of the Board of Directors, each director may be paid his/her expenses, if any, of attendance at each meeting of the Board of Directors or any committee thereof, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or any committee thereof, or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

RELATED PARTY TRANSACTIONS

There are no transactions occurring since June 30, 2019, and any currently proposed transactions to which Clinigence was a party and in which:

•	The amounts involved exceeded or will exceed $120,000; and
•	A director, executive officer, holder of more than 5% of the outstanding capital stock of Clinigence, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation” in this Information Statement.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS AND FINANCIAL DATA

IGAMBIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2018

	IGAMBIT, INC.	CLINIGENCE HOLDINGS, INC.	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED
Sales	$60,224	$2,135,202	$—	$2,195,426
Cost of sales	31,149	673,210	—	704,359
Gross profit	29,075	1,461,992	—	1,491,067

Operating expenses
General and administrative expenses	1,163,766	2,681,762		3,845,528
Amortization	695,870	—	—	695,870
Total operating expenses	1,859,636	2,681,762		4,541,398

Loss from operations	(1,830,561)	(1,219,770)	—	(3,050,331)

Other income (expenses)
Change in fair value of derivative liability	(28,745)	—	—	(28,745)
Loss on extinguishment of debt	(312,869)	—	—	(312,869)
Interest income	—	68	—	68
Interest expense	(642,070)	(120,584)	—	(762,654)

Total other income (expenses)	(983,684)	(120,516)	—	(1,104,200)

Net income (loss)	$(2,814,245)	$(1,340,286)	$—	$(4,154,531)

Basic and fully diluted loss per common share:
Net income (loss) per common share	$(.02)			$(.03)

Weighted average common shares outstanding - basic and fully diluted	143,684,057			143,684,057

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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IGAMBIT INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2019

	IGAMBIT INC.	CLINIGENCE HOLDINGS, INC.	PRO FORMA ADJUSTMENTS	NOTES	PRO FORMA COMBINED
Cash	$75,456	$827,692			$903,148
Accounts receivable	10,366	282,953			293,319
Note Receivable - related party	—	393,093	(393,093)	(a)	—
Inventory and other current assets	26,988	108,850			135,838
Total current assets	112,810	1,612,588			1,725,398
Other assets
Property and equipment, net	1,623	91,283			92,906
Intangible assets, net	2,224,081	1,606,789			3,830,870
Goodwill	—	3,185,473
Deposits	300	—			300
Other non-current asstes	—	70,448			70,448
Total assets	$2,338,814	$6,566,581			$8,905,395

Accounts payable and accrued expenses	$657,563	1,175,641	(180,167)	(b)	1,653,037
Accrued interest on notes payable	18,630	—			18,630
Amounts due to related parties	128,476	16,200			144,676
Deferred revenue	2,617	195,882			198,499
Notes payable	445,593	58,599	(393,093)	(a)	111,099
Convertible notes payable, net	72,254	288,589			360,843

Total liabilities	1,325,133	1,734,911			3,060,044

Total stockholders' equity	1,013,681	4,831,670	180,167	(b)	6,025,518

Total liabilities and stockholders' equity	$2,338,814	$6,566,581		(c)	$8,905,395

(a)    Reflects the elimination of intercompany transfers.

(b)   To reflect deferred salaries accrued expense converted to stock options upon closing of Merger as determined by the Board.

(c)   At the closing of the Merger the former Clinigence equity holders shall own 85% of iGambit’s issued and outstanding common stock and the former iGambit equity holders shall own 15% of iGambit’s issued and outstanding common stock.  n each case on a fully-diluted, as converted basis as of immediately prior to the Closing (including options, warrants and other rights to acquire equity securities of iGambit).

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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IGAMBIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2019

	IGAMBIT, INC.	CLINIGENCE HOLDINGS, INC.	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED
Sales	$11,625	$657,414	$—	$669,039
Cost of sales	16,294	495,509	—	511,803

Gross profit (loss)	(4,669)	161,905	—	157,236

Operating expenses
General and administrative expenses	389,217	2,526,247		2,915,464
Amortization	347,935	47,211	—	395,146

Total operating expenses	737,152	2,573,458	—	3,310,610

Loss from operations	(741,821)	(2,411,553)	—	(3,153,374)

Other income (expenses)
Change in fair value of derivative liability	98,944	—	—	98,944
Loss on extinguishment of debt	(262,566)	(130,140)	—	(392,706)
Interest income	—	—	—	—
Interest expense	(224,319)	(57,024)	—	(281,343)

Total other income (expenses)	(387,941)	(187,164)	—	(575,105)

Net income (loss)	$(1,129,762)	$(2,598,717)	$—	$(3,728,479)

Basic and fully diluted loss per common share:
Net income (loss) per common share	$(.00)	(.19)		$(0)

Weighted average common shares outstanding - basic and fully diluted	333,669,806	13,377,701		347,047,507

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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iGambit, Inc.

Pro Forma Condensed Combined Financial Statements

(Unaudited)

On August 8, 2019, the Company entered into a definitive merger agreement with Clinigence Holdings, Inc. pursuant to which the companies will combine in a stock-for-stock merger transaction. Pursuant to the Merger Agreement, iGambit shall issue newly-issued shares of common stock, on a fully-diluted pro rata basis, to the equity holders of Clinigence by means of a reverse triangular merger in which a wholly owned subsidiary of iGambit shall merge with and into Clinigence, with Clinigence continuing as the surviving corporation (the “Merger”). If the closing of the Merger occurs (the “Closing”), the former Clinigence equity holders shall own 85%, on a fully-diluted basis, of iGambit’s issued and outstanding common stock and the former iGambit equity holders shall own 15%, on a fully diluted basis, of iGambit’s issued and outstanding common stock, in each case on a fully-diluted, as converted basis as of immediately prior to the Closing (including options, warrants and other rights to acquire equity securities of iGambit).

The Company did not incur material merger costs associated with the Merger Agreement.

The unaudited pro forma condensed combined financial statements are presented to illustrate the effects of the merger with on iGambit, Inc. historical results of operations:

•	Unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2019
•	Unaudited condensed statements of operations for the year ended December 31, 2018

The historical condensed consolidated financial information of iGambit, Inc has been adjusted in the Unaudited Pro Forma Financial Information to give effect to pro forma events that are (1) directly attributable to the Merger, (2) factually supportable and (3) with respect to the consolidated statement of operations, expected to have a continuing impact on the combined results of iGambit, Inc. and Clinigence Holdings, Inc. The unaudited pro forma condensed combined consolidated statements of operations (Unaudited Pro Forma Statements of Operations) have been prepared assuming the Merger had been completed on January 1, 2018, the first day of iGambit’s fiscal year. The Unaudited Pro Forma Financial Information has been adjusted with respect to certain aspects of the Merger to reflect the consummation of the Merge.

The Unaudited Pro Forma Financial Information was prepared in accordance with the regulations of the United States Securities and Exchange Commission (SEC), and is not necessarily indicative of the financial position or results of operations that would have occurred if the Merger had been completed on the dates indicated, nor is it indicative of the consolidated future operating results or financial position of the Consolidated Company. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the Unaudited Pro Forma Financial Information. In accordance with Article 11 of Regulation S-X, a pro forma balance sheet is not required as the Merger has already been reflected in iGambit, Inc. and Clinigence Holdings, Inc.’s unaudited condensed consolidated balance sheet for the six months ended June 30, 2019.

The Unaudited Pro Forma Financial Information does not reflect events that may occur after the Merger, including, but not limited to, the anticipated realization of any ongoing savings from operating synergies. It also does not give effect to the costs necessary to achieve these savings and synergies.

1. BASIS OF PRESENTATION

The Unaudited Pro Forma Financial Information present the impact of the merger on the Company results of operations. The pro forma adjustments have been prepared as if the August 8, 2019, Merger with Clinigence Holdings, Inc. had taken place as of January 1, 2018. The Merger is reflected in the Unaudited Pro Forma Financial Information is reflected as being accounted for as a reverse merger, with Clinigence as the surviving company, in accordance with guidance on accounting for business combinations under accounting principles generally accepted in the United States (US GAAP).

In accordance with the guidance on accounting for business combinations, merger-related transaction costs associated with business combinations are not included as components of consideration transferred but are accounted for as expenses in the period in which the costs are incurred. Total merger-related transaction costs incurred were immaterial.

The Unaudited Pro Forma Financial Information are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved had the merger been completed as of the date indicated above or the results that may be attained in the future.

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EXECUTIVE COMPENSATION OF IGAMBITT MANAGEMENT

Current Officers Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock ($)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John Salerno CEO, Chairman & Director	2018	0	0	0	40,001	0	0	17,648 (1)	57,649
	2017	2,885	0	0	152,889	0	0	27,725 (2)	180,615
	2016	37,846	0	0	0	0	0	27,454 (3)	65,300
Elisa Luqman CFO, EVP, GC Director	2018	(1)124,039	0	8,000	0	0	0	0	132,039
	2017	(1)115,385	0	0	152,889	0	0	0	268,272
	2016	60,459	0	0	0	0	0	0	60,459
(1)	Includes prior years deferred salary.

ACTION 2 THE REVERSE STOCK SPLIT

APPROVAL OF THE GRANTING OF DISCRETIONARY AUTHORITY TO THE BOARD TO ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT AT A RATIO RANGING FROM 1 FOR 100 TO UP TO 1 FOR [ 500], SUCH RATIO TO BE DETERMINED BY THE BOARD.

In accordance with Delaware General Corporation Law, on August 7, 2019, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved a resolution to adopt an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio ranging from 1 for 100 to up to 1 for 500, such ratio to be determined by the Board (the “Reverse Stock Split”), subject to stockholder approval. On September 24, 2019 , Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of our outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Reverse Stock Split. A copy of the form of Amendment to the Certificate of Incorporation is attached as Annex B to this Information Statement.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE TREATMENT OF FRACTIONAL SHARES, AS EXPLAINED BELOW UNDER THE CAPTION “FRACTIONAL SHARES.”

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING STOCKHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES WILL REMAIN THE SAME WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED.

Prior to the execution of the Effective Time, iGambit will effect the Reverse Stock Split.

Reasons for Reverse Stock Split

The Board believes it is in the best interests of the Company and its Stockholders to have the authority, in their discretion, to implement the Reverse Stock Split, as it is likely to increase the market price for the Common Stock as fewer shares will be outstanding. The Common Stock is presently quoted on the OTC Pink Marketplace Current Information Marketplace under the symbol “IGMB”. The Board believes that an increased stock price may encourage investor interest and improve the marketability and liquidity of iGambit’s common stock. We may, over the coming months, apply to have the Common Stock listed on NASDAQ. The main goal of the increase in market price is to help enable the Company to move closer to meeting the $4 minimum bid price requirement of NASDAQ. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers and investors. The Board of Directors believes that the anticipated higher market price resulting from a Reverse Stock Split may reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of iGambit’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

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Implementation and Effects of the Reverse Stock Split on Common Stock

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of iGambit’s common stock. However, the Reverse Stock Split will affect all of iGambit’s Common Stock stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent that the Reverse Stock Split results in any of iGambit’s stockholders receiving additional shares as a result of or owning a fractional shares of Common Stock that is rounded up, each as described below. The number of stockholders of record will not be affected by the Reverse Stock Split. Proportionate voting rights and other rights and preferences of the holders of iGambit’s common stock will not be affected by the Reverse Stock Split other than as a result of and rounding up of fractional shares.

Reverse Stock Split would have the following effects:

•	the number of shares of the Common Stock owned by each Stockholder will automatically be reduced proportionately based on the reverse stock split ratio determined by the Board;

•	the number of shares of the Common Stock issued and outstanding will be reduced proportionately; and

•	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Common Stock, which will result in approximately the same aggregate price being required to be paid for such options and warrants upon exercise of such options warrants immediately preceding the reverse stock split.

The table set forth below illustrates the Company’s hypothetical capitalization subsequent to reverse stock splits in varying ratios with the ratio of 1-for 500 being the maximum ratio which may be effectuated by the Board pursuant to the Written Consent.

This hypothetical model is based on the total number of shares issued and outstanding as of the Record Date and gives effect to the Reverse Stock Split, as well as shares of our Common Stock issued and outstanding and issuable upon the exercise of warrants.

Hypothetical Reverse Stock Split Ratio	Shares of Common Stock issued and outstanding following Reverse Stock Split	Shares of Common Stock issued and outstanding and issuable upon the exercise of options and warrants	Shares of Common Stock available for future issuance following Reverse Stock Split
1 to 100	3,885,539	36,250	796,078,211
1 to 500	777,108	7,250	799,215,642

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Potential Risks of the Reverse Stock Split

There can be no assurance that the bid price of iGambit’s common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. Further, we cannot give any assurances that the Reverse Stock Split will encourage investor interest and improve the marketability and liquidity of iGambit’s common stock.

Additionally, the liquidity of iGambit’s common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split. Although the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, any decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in iGambit’s common stock.

Potential for Significant Dilution of Equity Interest

The Reverse Stock Split will not affect the rights of Stockholders or any Stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares. At this time, the Company has no plans to issue such additional shares of its capital stock, other than (i) as required for the Merger, (2) as required for additional financings and (ii) as compensation and incentives to employees and directors under the Company’s Incentive Plan and other arrangements that may be undertaken.

Fractional Shares

No fractional shares of iGambit’s common stock will be issued as a result of the proposed Reverse Stock Split. In lieu of issuing fractional shares, we will round fractions up to the nearest whole share.

Implementation and Exchange of Stock Certificates

As of the effective date of the Reverse Stock Split, each certificate representing shares of iGambit common stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of iGambit’s common stock resulting from the Reverse Stock Split.

iGambit’s transfer agent will be available to effect the exchange of stock certificates. After the Effective Date, stockholders and holders of securities exercisable for iGambit’s common stock will be notified of the effectiveness of the Reverse Stock Split. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their shares. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the ratio of the Reverse Stock Split. Stockholders should not destroy any stock certificate and should not submit any certificates until after the Reverse Stock Split has become effective.

Authorized Shares

As of the Record Date, there were 800,000,000 shares of authorized Common Stock and 100,000,000 shares of authorized preferred stock. As of the Record Date, there were 388,553,890 (not including 10 million shares held in treasury), shares of Common Stock issued and outstanding and 1,000 Series A Preferred issued and outstanding.

As of the Record Date, we have 1,625,000 shares of our Common Stock reserved for issuance pursuant to warrants and 2,000,000 shares of our Common Stock reserved for issuance pursuant to options. As a result of the Reverse Stock Split, the number of shares remaining available for future issuance under the Company’s authorized pool of Common Stock would increase. In addition, the Company will continue to have 100,000,000 authorized but unissued shares of preferred stock.

These authorized but unissued shares of common and preferred stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of businesses or assets and sales of stock or securities convertible into Common Stock. The Company believes that the availability of the authorized but unissued shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Common Stock may be diluted. Also, if the Company issues shares of its preferred stock, the issued shares may have rights, preferences and privileges senior to those of its Common Stock.

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CUSIP Number

As a result of the Reverse Stock Split and Name Change, the Common Stock will receive a new CUSIP number, which is the number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number. Our Common Stock will continue to be quoted on the OTC Markets, subject to compliance with OTC Marketplace listing standards.

 No Appraisal Rights.

Under Delaware General Corporation Law, the Stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide Stockholders with any such right.

No Dissenters’ Rights

Under Delaware General Corporation Law, the Stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split, and the Company will not independently provide Stockholders with any such right.

Material U.S. Federal Income Tax Considerations

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, WE INFORM YOU THAT ANY FEDERAL TAX ADVICE CONTAINED IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR PURPOSES OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR TAX-RELATED MATTER ADDRESSED HEREIN. YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR TO DETERMINE FOR YOURSELF THE TAX EFFECTS OF THE REVERSE STOCK SPLIT, IF ANY, INCLUDING SUCH TAX EFFECTS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

The following discussion sets forth the anticipated material U.S. federal income tax consequences that management believes will apply to iGambit and iGambit’s stockholders who are U.S. holders at the effective time of the Reverse Stock Split, if any. This discussion does not address the tax consequences of transactions effectuated prior to or after the Reverse Stock Split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a U.S. holder is a stockholder that is: (a) a citizen or resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to U.S. federal income tax regardless of its source, or (d) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust.

The following discussion is not binding on the Internal Revenue Service. The following discussion is based upon the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to change, possibly with retroactive effect. Holders of shares of the Common Stock are strongly urged to consult their tax advisors as to the specific tax consequences to them of the Reverse Stock Split, including the applicability and effect of federal, state, local and foreign income and other tax laws in their particular circumstances.

No gain or loss should be recognized by a stockholder upon his or her exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. The stockholder’s holding period for the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

iGambit should not recognize any gain or loss as a result of the Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE COMPANY.

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 ACTION 3 THE NAME CHANGE

In accordance with Delaware General Corporation Law, on August 7, 2019, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved a resolution to adopt an amendment to the Certificate of Incorporation to change the name of iGambit, Inc. to “Clinigence Holdings, Inc.” (the “Name Change”), subject to stockholder approval. On September 24, 2019, Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of your outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Name Change. A copy of the form of Amendment to the Certificate of Incorporation is attached as Annex B to this Information Statement.

Reasons for Name Change,

The board of directors believes that changing the name of the combined company to Clinigence Holdings, Inc. better reflects the future direction and focus of the combined company. After the effective date of the Merger, iGambit, Inc. will become “Clinigence Holdings, Inc.” An amendment to iGambit’s Certificate of Incorporation is required to effect the Name Change.

No Dissenters’ Rights

Under Delaware General Corporation Law, the Stockholders are not entitled to dissenters’ rights with respect to the Name Change, and the Company will not independently provide Stockholders with any such right.

ACTION 4 THE INCENTIVE PLAN

In accordance with Delaware General Corporation Law, on August 7, 2019, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved a resolution to adopt the2019 Incentive Plan (the “Incentive Plan”), subject to stockholder approval. On September 24, 2019, Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of our outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Incentive Plan. A copy of the form of Incentive Plan is attached as Annex C to this Information Statement.

Prior to the execution of the Effective Time, iGambit will effect the Incentive Plan.

Purpose of the Plan

The purpose of the Incentive Plan is to promote the interests of iGambit, Inc., a Delaware corporation (the “Company”), and its stockholders by providing eligible employees, directors and consultants with additional incentives to remain with the Company and its subsidiaries, to increase their efforts to make the Company more successful, to reward such persons by providing an opportunity to acquire shares of Common Stock on favorable terms and to attract and retain the best available personnel to participate in the ongoing business operations of the Company.

The Incentive Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares awards to directors, officers, employees and consultants.

The following is a summary of the principal features of the Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the Incentive Plan, which is attached hereto as Annex C. Stockholders are urged to read the actual text of the Incentive Plan in its entirety.

The board of directors believes that the Incentive Plan is necessary for the Company to attract, retain and motivate its employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock and restricted stock units. We believe the Incentive Plan is best designed to provide the proper incentives for our employees, directors and consultants, and ensures our ability to make performance-based awards and meets the requirements of applicable law.

Administration

The Incentive Plan generally will be administered by our board of directors, which may delegate administration of the Incentive Plan to the compensation committee of our Board of Directors or such or such committee or individuals as appointed by the Board. The administrator of the Incentive Plan will have full authority to establish rules and regulations for the proper administration of the Incentive Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the Incentive Plan. The administrator of the Incentive Plan may modify outstanding awards as provided in the Incentive Plan.

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Eligibility

Persons eligible to participate in the Incentive Plan include all our employees, directors and consultants.

Awards

The Incentive Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) performance units and performance shares awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Incentive Plan. No stock option will be exercisable later than ten years after the date it is granted. The Incentive Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under the Internal Revenue Code of 1986, as amended.

Stock Options

The Incentive Plan administrator may grant incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Incentive Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant, and in the instance of incentive stock options granted to an employee who is a 10% stockholder, the exercise price must be at least equal to 110% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

Stock Appreciation Rights

The Incentive Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Incentive Plan administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock

Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Incentive Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Performance Shares

The Incentive Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Incentive Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

No Dissenters’ Rights

Under Delaware General Corporation Law, the Stockholders are not entitled to dissenters’ rights with respect to the Incentive Plan, and the Company will not independently provide Stockholders with any such right.

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ACTION 5 THE BYLAWS

In accordance with Delaware General Corporation Law, on August 7, 2019, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved a resolution to adopt the Amended and Restated Bylaws (the “Bylaws”), subject to stockholder approval. On September 24, 2019, Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of your outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Bylaws. A copy of the form of Bylaws is attached as Annex D to this Information Statement. A copy of the Original By-Laws can be found as Exhibit 3.2 to the Company’s current From 10-12G dated December 31, 2009 on the SEC’s website.

Prior to the execution of the Effective Time, iGambit will effect the Bylaws.

The following is a brief overview of the principal differences between the Original Bylaws and the Amended and Restated Bylaws:

•	“Article I Offices” is now “Article I Corporate Offices” and has been amended to include references to amendments to the certificate of incorporation and certificate of designations.
•	“Article II Meetings of Stockholders” has been amended as follows:
a.	amended to remove the rights of a stockholder owning a majority of the entire capital stock of the corporations issued and outstanding and entitled to vote to call a special meeting of stockholders;
b.	amended to add detailed “Advance Notice Procedures”, including reference to applicable DGCL and SEC rules, and in particular outlining the requirements and procedures for a stockholder to bring business to a meeting of stockholders as well as nomination of a director;
c.	amended to add sub-section “Proxies” outlining proxy authorization, as well as revocability of a proxy as defined under the DGCL; and
d.	amended to add sub-section “Inspectors of Elections” outlining appointment of inspectors for election of directors.
•	“Article II Directors” has been amended and restated as follows:
a.	amended to change the number of directors from minimum of one and no more than seven, to a minimum of one and maximum to be determined by resolution of the board of directors from time to time;
b.	amended to include forms of electronic communications for form of notice and corporate minutes, and telephonic and video conferencing for attendance of meetings; and
c.	Subsection “Committees” is now Article IV.
•	“Article IV Notices” has been amended to “Article IV Committees.”
•	“Article V Officers” has been amended to remove the subsection “Indemnification” which is now “Article VIII Dividends”, subsections “Fiscal Year” and “Seal” which are now subsections of “Article IX General Matters.”
•	“Article VI Certificates of Stock” has been amended to “Article VI Stock” and amended to include subsection Dividends.
•	“Article VII Manner of Giving Notices” has been amended to include a sub-section outlining electronic transmission of notices.
•	“Article VIII General Provisions” is amended to “Article VIII Indemnification” and amended to include the following subsections:
a.	Indemnification of Directors and Officers in Third Party Proceedings
b.	Indemnification of Directors and Officers in Actions By or in the Right of the Corporation
c.	Successful Defense
d.	Indemnification of Others; Advance Payment to Other
e.	Advance Payment of Expenses
f.	Limitation on Indemnification
g.	Determination; Claim
h.	Non-Exclusivity of Rights
i.	Insurance
j.	Survival
k.	Effect of Repeal Or Modification
l.	Certain Definitions
•	“Article IX Amendments” is amended to “Article IX General Matters” and amended to include the following subsections:
a.	Execution of Corporate Contracts and Instruments
b.	Fiscal Year
c.	Seal
d.	Construction; Definitions
•	The Bylaws have been amended to include “Article X Amendments.”

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The Amended and Restated Bylaws make no material changes to our existing Bylaws, other than incorporating the amendments described above and matters permitted under DGCL.

A copy of the Bylaws is attached to this Information Statement as Annex D and is incorporated by reference into this Information Statement.  The summary above is qualified in its entirety by reference to the full text of the Bylaws contained in Annex D.

Reasons for the Amendment and Restatement of the Bylaws

The Board believes that the Bylaws are beneficial for the Company and that it is therefore in the best interests of the Company and our stockholders to adopt the Bylaws.

The Bylaws were drafted to address a number of DGCL and general corporate governance related developments since the Original Bylaws were adopted over nineteen years ago.

The adoption of the Bylaws will result in greater flexibility in permitting management to complete and carry out certain corporate actions with Board approval and without the need to seek stockholder approval, where such approval is not required by the DGCL, the Company’s Certificate of Incorporation or other applicable state and federal securities laws. An advantage to the adoption of the Bylaws is that time and expense associated with seeking stockholder approval by a public reporting company that results from the need to prepare and file a proxy statement prior to carrying out certain corporate actions can be avoided.

Effect of the Amendment and Restatement

The Bylaws will not affect the Company or its operations except as described above.  Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are currently subject to the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. In addition, our common stock currently trades on the OTC Pink Marketplace under the symbol “IGMB.” Following the adoption of the Bylaws, our common stock will continue to trade on the OTC Pink Marketplace and we will continue to be subject to the reporting requirements under the Exchange Act and the rules and regulations promulgated thereunder.

Effective Date

The effective date of the Bylaws will be the 20th calendar day after the date this Information Statement is first mailed to our stockholders.

No Dissenters’ Rights

Under Delaware General Corporation Law, the Stockholders are not entitled to dissenters’ rights with respect to the Bylaws, and the Company will not independently provide Stockholders with any such right.

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ACTION 6 THE Ratification of Appointment of Directors

In accordance with Delaware General Corporation Law, on August 7, 2019, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved upon the close of the Merger, Dr. Warren Hosseinion, Jacob Margolin, Dr. Lawrence Schimmel, Martin Breslin, Mitchell Creem, Mark Fawcett, David Meiri, John Waters and Elisa Luqman be appointed as members of the Board of Directors (the “Ratification of Appointment of the New Board”), subject to stockholder approval. On September 24, 2019 , Mr. John Salerno, the sole holder of Series A Preferred Shares and thus holder of the majority of our outstanding voting power, believing it to be in the best interests of the Company and its stockholders, approved the Ratification of Appointment of the New Board.

The following are descriptions of the background and experience of the new directors, including their principal occupations during the past five years and the name and principal business in which such occupations were carried on.

Warren Hosseinion, M.D., Chairman of the Board and Director. Dr. Hosseinion is a director and Chairman of the Board of Clinigence Holdings, Inc. since April 2019. Dr. Hosseinion has been a member of the Board of Directors of Apollo Medical Holdings, Inc. since July 2008, the Chief Executive Officer of Apollo Medical Holdings, Inc. from July 2008 to December 2017, and the Co-Chief Executive Officer of Apollo Medical Holdings, Inc. from December 2017 to March 2019. In 2001, Dr. Hosseinion co-founded ApolloMed Hospitalists. Dr. Hosseinion received his B.S. in Biology from the University of San Francisco, his M.S. in physiology and biophysics from the Georgetown University Graduate School of Arts and Sciences, his medical degree from the Georgetown University School of Medicine, and his residency in internal medicine from the Los Angeles County-University of Southern California Medical Center.

Jacob “Kobi” Margolin, Chief Executive Officer and Director. Mr. Margolin is the Chief Executive Officer and a director of Clinigence Holdings, Inc. Mr. Margolin is a successful serial entrepreneur with over 25 years’ experience in HIT, and is the Co-Founder of Clinigence, LLC. In the mid-1990’s, Mr. Margolin co-founded a pioneering Medical Imaging technology company and led its marketing, global business development and North American operations through a $50 million acquisition by Carestream Health (2004). In 2005, he joined Accelerad – a Georgia Tech Advanced Technology Development Center (ATDC) incubator company acquired in 2014 by Nuance Communications (NASDAQ: NUAN). In 2008, he started a consulting firm helping Israeli medical technologies enter the US market. In 2010, Mr. Margolin founded Clinigence, LLC with the vision that big data and business intelligence technologies would become crucial to the healthcare industry. Mr. Margolin holds an MS degree in medical physics (magna cum laude) and BS degrees in Mathematics and Physics (magna cum laude) from Tel-Aviv University in Israel. He is a board member of the American-Israeli Chamber of Commerce and a member of the Technology Association of Georgia (TAG) and HIMSS.

Lawrence Schimmel, M.D., Chief Medical Officer and Director. Dr. Schimmel is a director of Clinigence Holdings, Inc. and the Chief Medical Officer of Clinigence Holdings, Inc. since April 2019. In 2013 he co-founded and served as Chief Medical Officer of QualMetrix, Inc., a healthcare analytics company headquartered in South Florida, until QualMetrix merger with Clinigience LLC. Dr. Schimmel is also the founding Chairman of Professional Bank headquartered in South Florida from 2018 to present. Previously, Dr. Schimmel was the managing partner of Allied Health Advisors, LLC a boutique healthcare consulting company in Miami. Dr. Schimmel is a serial medical-related business entrepreneur having been Co-founder and CEO of Allied Health Group, a national medical management company, and Florida Specialty Network. Allied Health Group and Florida Specialty Network managed approximately $500 million in provider payments on behalf of managed care organizations for approximately 3 million lives during his time as CEO. Allied Health Group was a licensed TPA in Florida and Texas and acted as a third-party intermediary in other areas of the country. Previously, Dr. Schimmel was the Founding Chairman and served on the Board of Directors of Megabank and subsequently served on the Board of Directors of Executive National Bank in South Florida. Dr. Schimmel practiced General and Vascular Surgery in the Miami community for 18 years. In addition to his lengthy medical career as a general and vascular surgeon, he held a management role with the South Florida Surgical Group, and has consulted for physicians, hospitals, healthcare delivery systems, and Fortune 500 companies. He received his B.A. from Rutgers College, received his Doctor of Medicine degree from the New Jersey College of Medicine and conducted his post graduate training at the University of Miami.

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Elisa Luqman, Chief Financial Officer, General Counsel and Director. Ms. Luqman is the co-founder of iGambit, Inc., formerly bigVault Storage Technologies with over 20 years of experience with intellectual property and technology companies. Prior to co-founding the Company, Ms. Luqman was president of University Software Corp., a software development company focused on a wide range of student educational and intellectual applications. Ms. Luqman was Chief Operating Officer of the Company, from April 1, 2000 until February 28, 2006. From March 1, 2006 through February 28, 2009, Ms. Luqman was employed as Chief Operating Officer of the Vault Services Division of Digi-Data Corporation, the company that acquired the Company’s assets in 2006, and subsequently during her tenure with Digi-Data Corporation she became the in-house general counsel for the entire corporation. In that capacity she was responsible for acquisitions, mergers, patents, and employee contracts, and worked very closely with Digi-Data’s outside counsel firms. As of March 1, 2009, Ms. Luqman rejoined the Company in her current capacities. Ms. Luqman has overseen and been responsible for the Company’s SEC filings and public company compliance requirements from its initial Form10 filing with the SEC in 2010 through the present. Ms. Luqman received a BA degree in Marketing, a JD in Law, and a MBA Degree in Finance from Hofstra University. Ms. Luqman is a member of the bar in New York and New Jersey.

Martin Breslin, Director. From 2016 to 2019 Martin Breslin was the Chief Executive Officer of QualMetrix and is responsible for charting QualMetrix's strategic direction to drive customer value for payer and provider organizations. In 2013 Mr. Breslin joined QualMetrix as an investor and co-foudner, later assuming the roles of chairman and Chief Executive Officer. He has extensive experience with technology companies that serve healthcare as well as other industries. Prior to QualMetrix, Mr. Breslin founded VSS Monitoring. VSS, which focused on the network packet broker market, quickly established itself as an industry leader and, in 2011, was recognized as the Silicon Valley's ninth-fastest-growing privately held company. Breslin later sold VSS to Danaher Corp. where he remained for two years serving as president of the VSS unit and as chief technology officer for Danaher's $1 billion in revenue communications division. Since, Mr. Breslin has played both executive and advisory roles at a number of technology start-ups, including a Switzerland-based healthcare technology firm. His experience there led to an interest in the application of advanced analytics in healthcare. Mr. Breslin holds a Master of Business Administration from Golden Gate University of San Francisco. He received a Bachelor's degree in Engineering from the University of Ulster in Northern Ireland as well as a Bachelor's degree in Computer Science from National University of Ireland, Maynooth.

Mitchell Creem, Director. Mr. Creem has spent over 30 years as a “C-level” executive of healthcare organizations, and he brings strong business evaluation and operational experience to the Company. Since July 2017 to Present Mr. Creem has served as President of The Bridgewater Healthcare Group, which provides hospital and health network management services and performance consulting. From October 2015 to July 2017 Mr. Creem served as the CEO of Verity Health System, a six-hospital system in California. Prior to this, he served as the CFO and Board Member of ApolloMed from October 2012 to October 2015. Prior to ApolloMed, he served as the CEO of the Keck Hospital of USC and USC Norris Cancer Center. Prior to his tenure at USC, he served as the CFO and Associate Vice Chancellor of UCLA Health Sciences, including UCLA Medical Center, the Geffen School of Medicine at UCLA, and UCLA Faculty Practice. Prior to UCLA, he served as CFO of Beth Israel Deaconess Medical Center, a Harvard University teaching hospital, and CFO of Tufts University Medical Center. Prior to this, he worked for several years in a senior management position at the healthcare practice group of PricewaterhouseCoopers, where he was responsible for numerous consulting engagements, financial statement audits and financial feasibility studies. He has been a guest lecturer at USC, UCLA and Harvard. Mr. Creem holds a B.S. in Accounting and Business Administration from Boston University and a Master’s degree in Health Administration from Duke University.

Mark Fawcett, Director. Since 2002, Mr. Fawcett has served as Senior Vice President and Treasurer of Fresenius Medical Care Holdings, Inc. (“FMCH”) and its subsidiaries. FMCH is a wholly-owned subsidiary of Fresenius Medical Care AG & Co. KGaA (NYSE: FMS) (collectively with FMCH and their respective subsidiaries, “FMS”). FMS is a leading provider of chronic kidney failure products and services. Prior to joining FMS, Mr. Fawcett was a director of corporate finance at BankBoston beginning in 1997. Mr. Fawcett held various positions of increasing responsibility beginning in 1988 with Merrill Lynch in New York and London, and then at The Bank of New York. Mr. Fawcett has been a member of the board of directors of Apollo Medical Holdings, Inc. (Nasdaq: AMEH) (“ApolloMed”) since January 2016. Mr. Fawcett graduated with a B.A. in psychology from Wesleyan University and a M.B.A. from Columbia Business School at Columbia University.

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David Meiri, Director Mr. Meiri was a member of the Board of Managers of Clinigence, LLC. Since 2014 Mr. Meiri has served as a Director of Software Engineering in the Xtremio Division of Dell EMC, has been leading a project for Native Replication of contents-based data storage, David has received multiple awards for innovation at Dell EMC, including the 2018 and 2019 prolific inventor awards, and holds close to a hundred patents.. He has led several such projects for third parties resulting in the successful commercialization of products. Mr. Meiri has expertise in high-performance multi-threaded systems, storage arrays and data replication. Since 1997 he has developed, innovated, and led teams building products in diverse technologies such as synchronous and asynchronous remote replication, business continuity, high availability, clones & snapshots, active/active replication, and performance optimization. Mr. Meiri has researched virtualization technologies and integration of hypervisors with storage products. This led him to work on federation, cluster algorithms and cloud infrastructure. Other areas Mr. Meiri is interested in are caching, data reduction, encryption, data deduplication and compression. He holds 78 US issued patents with an additional 30 pending. Mr. Meiri holds a Ph.D. in Mathematics (Ergodic Theory), from the Hebrew University in Jerusalem, Israel.

John Waters, Director. Mr. Waters is a former Senior Partner at Arthur Andersen (1967-2001) with exceptional leadership skills in mergers and acquisitions (particularly reverse mergers) and 1933 Act fillings with the Securities and Exchange Commission. In the last fifteen years with the firm Mr. Waters built three very successful businesses within Andersen in the areas of merger and acquisition, manufacturing and entertainment. In 2001, Mr. Waters started his own merger and acquisition advisory consulting business and has consummated the acquisition of three manufacturing companies with combined annual sales of $50 million. In 2003, he participated in a group that acquired A-1 Components Corp., a wholly owned subsidiary of United Technologies Corp. Mr. Waters led due diligence efforts and created a tax structure beneficial to both the buyer and seller. In September 2004 participated with a group of investors that acquired Metpar Corp., a $19 million manufacturer of metal sanitary and plastic plumbing fixtures. In October 2007, he participated with a group of investors that acquired World Dryer Corporation, a $20 million manufacturer of hand dryer products. He prepared pro-forma financial statements for the lenders and assisted in obtaining financing for these transactions. In July of 2004 he was appointed Chief Administrative Officer of Authentidate Holding Corp. and led a massive restructuring of the business and hired an entirely new executive management team. In January of 2006 he was appointed Chief Financial Officer of Avantair Inc., which was taken public through a merger with a Special Purpose Acquisition Company (SPAC) and raised $60 million in capital for this company. From 2016 to present Mr. Waters has served as an Advisor to the Board of Directors of iGambit Inc. Previously he was a member of the Board of Directors of iGambit and served as a member of the Audit Committee. For the past five years he has also worked as a consultant to various companies and serves on the board of two privately held companies. Mr. Waters is a Certified Public Accountant, Member of AICPA and New York State Society of CPA's and has a BBA degree from Iona College.

Family Relationships

There are no family relationships among the Company’s proposed directors or officers. Ms. Luqman is Mr. Salerno’s daughter.

Involvement in Certain Legal Proceedings

During the past five years, none of Dr. Warren Hosseinion, Jacob Margolin, Dr. Lawrence Schimmel, Martin Breslin, Mitchell Creem, Mark Fawcett, David Meiri, and John Waters (the “New Directors”) have been involved in any legal proceeding concerning: (i) any bankruptcy petition filed by or against any business of which the New Directors were a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

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EFFECTIVENESS OF CORPORATE ACTION

Under Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Actions will not be effective until 20 days after this Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof and after the filing of the amended Certificate of Incorporation with Secretary of State of the State of Delaware with respect to the Reverse Stock Split and the Name Change, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to stockholders.

MARKET PRICES AND DIVIDEND DATA

Market Information

iGambit’s common stock is quoted under the symbol “IGMB” on the OTC Pink Marketplace operated by OTC Markets Group, Inc.

Only a limited market exists for iGambit’s securities. There is no assurance that a regular trading market will develop, or if developed, that it will be sustained. Therefore, a shareholder may be unable to resell his securities in iGambit.

[The following table sets forth the range of high and low bid quotations for iGambit’s common stock for each of the periods indicated as reported by the OTC Market Groups. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

Six Months Ending June 30, 2019
Quarter Ended	High $	Low $
June 30, 2019	$0.0043	$0.0032
March 31, 2019	$0.0030	$0.0026
Fiscal Year Ending December 31, 2018
Quarter Ended	High $	Low $
December 31, 2018	$0.0051	$0.0050
September 30, 2018	$0.01	$0.01
June 30, 2018	$0.03	$0.03
March 31, 2018	$0.07	$0.07
Fiscal Year Ending December 31, 2017
Quarter Ended	High $	Low $
December 31, 2017	$0.08	$0.04
September 30, 2017	$0.33	$0.26
June 30, 2017	$0.10	$0.10
March 31, 2017	$0.09	$0.08]

On [ , 2019], the last sales price per share of iGambit’s common stock on the OTC Pink Marketplace operated by OTC Markets Group was $0.00.

Penny Stock

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a market price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation of such duties or other requirements of the securities laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type size and format, as the SEC shall require by rule or regulation.

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The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statement showing the market value of each penny stock held in the customer’s account.

In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement as to transactions involving penny stocks, and a signed and dated copy of a written suitability statement.

These disclosure requirements may have the effect of reducing the trading activity for iGambit’s common stock. Therefore, stockholders may have difficulty selling iGambit’s securities.

Holders of iGambit Common Stock

As of August 7, 2019, we had 388,553,890 (not including 10 million shares held in treasury) of iGambit’s common stock issued and outstanding, held by 716 stockholders of record, other than approximately 1,500 beneficial owners.

Dividends

The holders of shares of common stock are entitled to receive pro rata dividends, when and if declared by the Board of Directors in its discretion, out of funds legally available therefore, but only if dividends on preferred stock have been paid in accordance with the terms of the outstanding preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the Board of Directors. In addition, the payment of any such dividends will depend on the Company’s financial condition, results of operations, capital requirements and such other factors as the Board of Directors deems relevant.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Company’s common stock as of [ , 2019] with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock; (ii) all directors and executive officers; and (iii) directors and executive officers of the Company as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of [ , 2019], there were 388,553,890 (not including 10 million shares held in treasury) shares of common stock issued and outstanding.

Security Ownership of Certain Beneficial Owners

Name and Title	Common Shares Beneficially Owned		%	Series A Preferred Shares Beneficially Owned	%
John Salerno, C.E.O., Chairman of the Board, and Director	5,000,000		1.30	1,000	100.00
Elisa Luqman, C.F.O., Executive Vice President, General Counsel and Director	5,685,000	(1)	1.50

Jerry Robinson President, HealthDatix	3,750,000		1.00
MaryJo Robinson. EVP HealthDatix	3,750,000		1.00
Kathleen Shepherd, CTO, HealthDatix	5,250,000	(2)	1.36
Executive Officers and Directors as Group:	23,435,000	(3)	6.00		100.00

(1) Includes 685,000 shares of common stock held by Muhammad Luqman, Ms. Luqman’s husband.

(2) Includes 1,500,000 shares of common stock held by Edwin Shepherd, Ms. Shepherd’s husband.

(3) Includes the disclosures in footnotes 1 through 2 above.

The applicable percentage of ownership for each beneficial owner is based on 388,553,890 (not including 10 million shares held in treasury) shares of common stock outstanding as of October 7, 2019 In calculating the number of shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of common stock issuable upon the exercise of options or warrants, or the conversion of other securities held by that stockholder, that are exercisable within 60 days, are deemed outstanding for that holder; however, such shares are not deemed outstanding for computing the percentage ownership of any other stockholder.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. Our SEC filings are also available to the public on the SEC’s website.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. This Information Statement and the information that the Company files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this Information Statement.

The Company incorporates by reference each document it files under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this Information Statement and before the Effective Time.

        Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Information Statements and annual reports. This means that only one copy of our information statement and annual report to stockholders may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document upon written or oral request. Please direct your inquiry or request by email, mail or telephone to us at the above address and telephone number. If you want to receive separate copies of this Information Statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us by email, by mail at the above address or telephone number (631) 670-6777.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is for informational purposes only. Please read this Information Statement carefully.

Dated: October 7, 2019

By Order of the Board of Directors

/s/ John Salerno
Chairman of the Board

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ANNEX A AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

CLINIGENCE HOLDINGS, INC.,

IGAMBIT, INC.,

HEALTHDATIX, INC.

AND

JOHN SALERNO

August 8, 2019

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AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made as of August 8, 2019 (the “Signing Date”) by and among Clinigence Holdings, Inc., a Delaware corporation (“Clinigence”), iGambit, Inc., a Delaware corporation (“iGambit”), HealthDatix, Inc., a Delaware corporation and wholly owned subsidiary of iGambit (“Merger Sub”), and John Salerno, an individual and holder of iGambit shares constituting a majority of the votes eligible to be cast by all of the stockholders of iGambit (the “Signing Stockholder”).

RECITALS

WHEREAS, the parties intend that Merger Sub be merged with and into Clinigence, with Clinigence surviving that merger on the terms and subject to the conditions set forth herein;

WHEREAS, the Board of Directors of Clinigence (the “Clinigence Board”) has by the unanimous vote of all of the directors present: (a) determined that it is in the best interests of Clinigence and the holders of shares of Clinigence’s common stock, par value $0.00001 per share (the “Clinigence Common Stock”), and declared it advisable, to enter into this Agreement with iGambit, Merger Sub and the Signing Stockholder; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the Merger contemplated hereby, including the Merger; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the stockholders of Clinigence; in each case, in accordance with the Delaware General Corporation Law (the “DGCL”);

WHEREAS, the respective Boards of Directors of iGambit (the “iGambit Board”) and Merger Sub (the “Merger Sub Board”) have each unanimously: (a) determined that it is in the best interests of iGambit or Merger Sub, as applicable, and their respective stockholder(s), and declared it advisable, to enter into this Agreement; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the Merger contemplated hereby, including the Merger; in each case, in accordance with the DGCL;

WHEREAS, the iGambit Board has unanimously approved the issuance of shares of iGambit’s common stock, par value $0.001 per share (the “iGambit Common Stock”) in connection with the Merger on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, for U.S. federal income Tax purposes, the parties intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement be, and is hereby, adopted as a plan of reorganization within the meaning of Section 368(a) of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3; and

WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated by this Agreement and also to prescribe certain terms and conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual representations, warranties, covenants and promises contained herein, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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AGREEMENT

ARTICLE 1.
DEFINED TERMS

1.1               Defined Terms. Certain capitalized terms used in this Agreement are defined on Schedule 1 attached hereto.

ARTICLE 2.
the Merger

2.1               The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time: (a) Merger Sub will merge with and into Clinigence (the “Merger”); (b) the separate corporate existence of Merger Sub will cease; (c) Clinigence will continue its corporate existence under the DGCL as the surviving corporation in the Merger and a Subsidiary of iGambit (sometimes referred to herein as the “Surviving Corporation”) and (d) the Surviving Corporation shall change its name to Clinigence, Inc.

2.2               Closing. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place as soon as practicable (and, in any event, within three (3) Business Days) after the satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in ARTICLE 9 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The actual date of the Closing is hereinafter referred to as the “Closing Date.”

2.3               Effective Time. Subject to the provisions of this Agreement, at the Closing, Clinigence, iGambit, and Merger Sub will cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged, and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by Clinigence and iGambit in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

2.4               Effects of the Merger. The Merger shall have the effects set in this Agreement and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of Clinigence and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of Clinigence and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation.

2.5               Certificate of Incorporation; Bylaws. At the Effective Time: (a) the certificate of incorporation of the Surviving Corporation shall be amended and restated so as to read in its entirety as mutually agreed to by the parties, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law; and (b) the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Surviving Corporation, or as provided by applicable Law.

2.6               Directors and Officers . Schedule 2.6 sets forth the Persons who shall be the directors and officers of the Surviving Corporation from and after the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the DGCL and the certificate of incorporation and bylaws of the Surviving Corporation.

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ARTICLE 3.
EFFECT OF THE MERGER ON CAPITAL STOCK; EXCHANGE OF CERTIFICATES

3.1               Effect of the Merger on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of iGambit, Merger Sub, or Clinigence or the holder of any capital stock of iGambit, Merger Sub, or Clinigence:

(a)                Cancellation of Certain Clinigence Common Stock. Each share of Clinigence Common Stock that is owned by Clinigence (as treasury stock or otherwise) or any of its direct or indirect wholly-owned Subsidiaries as of immediately prior to the Effective Time (the “Cancelled Shares”) will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

(b)                Conversion of Clinigence Common Stock. Each share of Clinigence Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares) will be converted into the right to receive such number of fully paid and nonassessable shares of iGambit Common Stock (the “Merger Consideration”) that would result in the shareholders of Clinigence (the “Clinigence Stockholders”) having a right to receive an aggregate number of shares of iGambit Common Stock immediately following the Effective Time that represent eighty-five percent (85%) of the total issued and outstanding iGambit Common Stock on a fully diluted, as-converted basis immediately following the Effective Time, assuming there are no Dissenting Stockholder Interests as of the Effective Time (the “Exchange Ratio”). For the avoidance of doubt, the shareholders of iGambit shall, in the aggregate, own no more than fifteen percent (15%) of the total issued and outstanding shares of iGambit Common Stock on a fully diluted, as-converted basis immediately following the Effective Time. Notwithstanding the foregoing, and for the avoidance of doubt, for purposes of calculating the Exchange Ratio, (i) the aggregate number of shares of iGambit held by the Clinigence Stockholders immediately following the Effective Time shall include the number of iGambit Option Shares and the iGambit Warrant Shares on an as-converted basis, and (ii) the aggregate number of issued and outstanding iGambit Common Stock immediately prior to the Effective Time shall include subscriptions, options, warrants, conversion, exchange or other rights, agreements or commitments of any kind relating to or obligating iGambit to issue or sell, or cause to be issued or sold, any shares of capital stock of iGambit or any securities convertible into or exchangeable for any such shares from and after the Signing Date and to the Effective Time.

(c)                Conversion of Merger Sub Capital Stock. Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub Common Stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

(d)                iGambit Capital Stock. iGambit shall reserve and take all other actions necessary or appropriate to have available for issuance or transfer a sufficient number of iGambit Common Stock for delivery in accordance with this Section 3.1.

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3.2               Exchange Procedures.

(a)                Exchange Agent. Prior to the Effective Time, iGambit shall appoint an exchange agent reasonably acceptable to Clinigence (the “Exchange Agent”) to act as the agent for the purpose of paying the Merger Consideration for the Certificates; and the Book-Entry Shares. At or promptly following the Effective Time, iGambit shall deposit, or cause the Surviving Corporation to deposit, with the Exchange Agent certificates representing the shares of iGambit Common Stock to be issued as Merger Consideration (or make appropriate alternative arrangements if uncertificated shares of iGambit Common Stock represented by book-entry shares will be issued).

(b)                Procedures for Surrender; No Interest. Promptly after the Effective Time, the Exchange Agent shall send to each record holder of shares of Clinigence Common Stock at the Effective Time a transmittal letter in a form mutually agreed to by the parties (the “Transmittal Letter”). Each holder of shares of Clinigence Common Stock shall be entitled to receive the Merger Consideration in respect of the Clinigence Common Stock represented by a Certificate or Book-Entry Share upon: (i) surrender to the Exchange Agent of a Certificate; or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares; in each case, together with a duly completed and validly executed Transmittal Letter and such other documents as may reasonably be requested by the Exchange Agent or Clinigence. No interest shall be paid or accrued upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Merger Consideration pursuant to the provisions of this ARTICLE 3, each Certificate or Certificates or Book-Entry Share or Book-Entry Shares so surrendered or transferred, as the case may be, shall immediately be cancelled.

(c)                Payments to Non-Registered Holders. If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred; and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(d)                Full Satisfaction. All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Clinigence Common Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Clinigence Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided in this ARTICLE 3.

(e)                Distributions with Respect to Unsurrendered Shares of Clinigence Common Stock. All shares of iGambit Common Stock to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and whenever a dividend or other distribution is declared by iGambit in respect of the iGambit Common Stock, the record date for which is after the Effective Time, that declaration shall include dividends or other distributions in respect of all shares issuable pursuant to this Agreement.

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(f)                 Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of Clinigence Common Stock or iGambit Common Stock shall occur (other than the issuance of additional shares of capital stock of Clinigence or iGambit as permitted by this Agreement), including by reason of any reclassification, recapitalization, stock split, or combination, exchange, readjustment of shares, or similar transaction (other than the Recapitalization), or any stock dividend or distribution paid in stock, the Exchange Ratio and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change; provided, however, that this sentence shall not be construed to permit iGambit or Clinigence to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(g)                Withholding Rights. Each of the Exchange Agent, iGambit, Merger Sub, and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this ARTICLE 3 such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws. To the extent that amounts are so deducted and withheld by the Exchange Agent, iGambit, Merger Sub, or the Surviving Corporation, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Exchange Agent, iGambit, Merger Sub, or the Surviving Corporation, as the case may be, made such deduction and withholding.

(h)                No Fractional Shares. No fractional iGambit Common Stock shall be issued upon the surrender of Certificates for exchange, no dividend or distribution with respect to iGambit Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a shareholder of iGambit. Notwithstanding anything to the contrary contained herein, each holder of Clinigence Common Stock who would otherwise have been entitled to receive a fractional share of iGambit Common Stock (after taking into account all Clinigence Common Stock owned by such Person) shall receive, in lieu thereof, such fractional shares rounded up to the nearest whole share.

(i)                 Lost Certificates. If any Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Clinigence Common Stock formerly represented by such Certificate as contemplated under this ARTICLE 3.

3.3               Treatment of Warrants and Other Stock-Based Compensation. At the Effective Time, as a result of the Merger and without any action on the part of iGambit, Merger Sub, or Clinigence or the holder of any capital stock of iGambit, Merger Sub, or Clinigence:

(a)                Clinigence Stock Options. Each option to acquire shares of Clinigence Common Stock (each, a “Clinigence Stock Option”) that is outstanding under any Clinigence Stock Plan immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the holder thereof, or any other Person, be assumed by iGambit and shall be converted into an iGambit Stock Option in accordance with this Section 3.3(a). Each such iGambit Stock Option as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Clinigence Stock Option immediately prior to the Effective Time. As of the Effective Time, each such iGambit Stock Option as so assumed and converted shall be an option to acquire that number of whole shares of iGambit Common Stock (rounded down to the nearest whole share) (the “iGambit Option Shares”) equal to the product of: (i) the number of shares of Clinigence Common Stock subject to such Clinigence Stock Option; and (ii) the Exchange Ratio, at an exercise price per share of iGambit Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Clinigence Common Stock of such Clinigence Stock Option by (B) the Exchange Ratio; provided, that the exercise price and the number of shares of iGambit Common Stock subject to the iGambit Stock Option shall be determined in a manner consistent with the requirements of Section 409A of the Code, and, in the case of Clinigence Stock Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, consistent with the requirements of Section 424(a) of the Code.

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(b)                Clinigence Warrants. Each warrant to acquire shares of Clinigence Common Stock (each, a “Clinigence Warrant”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of the holder thereof, or any other Person, be assumed by iGambit and shall be converted into an iGambit Warrant in accordance with this Section 3.3(b). Each such iGambit Warrant as so assumed and converted shall continue to have, and shall be subject to, the same terms and conditions as applied to the Clinigence Warrant immediately prior to the Effective Time. As of the Effective Time, each such iGambit Warrant as so assumed and converted shall be a warrant to acquire that number of whole shares of iGambit Common Stock (rounded down to the nearest whole share) (the “iGambit Warrant Shares”) equal to the product of: (i) the number of shares of Clinigence Common Stock subject to such Clinigence Warrant; and (ii) the Exchange Ratio, at an exercise price per share of iGambit Common Stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the exercise price per share of Clinigence Common Stock of such Clinigence Warrant by (B) the Exchange Ratio.

(c)                Clinigence Convertible Debt. To the extent that any convertible Debt of Clinigence is not repaid in full at Closing and holders of such Debt elect to convert such Debt, such Debt shall be deemed to have been converted into shares of Clinigence Common Stock immediately prior to the Effective Time and the holders of such shares of Clinigence Common Stock shall be entitled to receive Merger Consideration in accordance with Section 3.2.

(d)                Tax Treatment. For U.S. federal income Tax purposes, it is intended that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the regulations promulgated thereunder, that this Agreement will constitute a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

(e)                Capitalization Certificate. At least five (5) Business Days before the Closing Date, iGambit shall prepare and deliver to Clinigence a certificate (the “Capitalization Certificate”) setting forth, as of immediately prior to the Effective Time, the number of the total issued and outstanding iGambit Common Stock on a fully diluted, as-converted basis, calculated in accordance with Section 3.1(b).

(f)                 Consideration Spreadsheet. At least three (3) Business Days before the Closing Date, Clinigence shall prepare and deliver to iGambit a spreadsheet (the “Consideration Spreadsheet”), certified by the President of Clinigence, which shall set forth, as of the Closing Date and based on the information provided by iGambit in the Capitalization Certificate, (i) each Clinigence Stockholder’s address and, if available to Clinigence, social security number (or tax identification number, if applicable), (ii) the number of shares of Clinigence Common Stock held by such Person, (iii) the respective certificate number(s) representing such shares of Clinigence Common Stock, and (iv) the number of shares of iGambit Common Stock issuable to such Person at the Closing in respect of such Clinigence Common Stock as Merger Consideration in accordance with this ARTICLE 3.

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3.4               Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, any outstanding shares of Clinigence Common Stock held by Persons who have exercised and perfected appraisal rights for such shares of Clinigence Common Stock in accordance with Section 262 of the DGCL, if such Section provides for appraisal rights for such shares in the Merger (“Dissenting Shares”), and as of the Effective Time have neither effectively withdrawn nor lost any right to such appraisal, shall not be converted into or represent a right to receive a portion of the Merger Consideration or any other amounts payable under this ARTICLE 3 attributable to such Dissenting Shares. Such holders of Clinigence Common Stock (the “Dissenting Stockholders”) shall be entitled to receive payment of the appraised value of such shares of Clinigence Common Stock held by them in accordance with Section 262 of the DGCL, unless and until such Dissenting Stockholders fail to perfect, effectively withdraw or otherwise lose their appraisal rights under the DGCL. Notwithstanding the foregoing, if any Dissenting Stockholder shall effectively withdraw or lose (through failure to perfect or otherwise) the right to appraisal, then as of the Effective Time or the occurrence of such event, whichever occurs later, such Dissenting Shares shall automatically be converted into and represent only the right to receive a portion of the Merger Consideration and any other amounts payable under this ARTICLE 3, without interest thereon, upon surrender of the Certificate or Certificates representing such Dissenting Shares in accordance with Section 3.2. Prior to the Effective Time, Clinigence shall provide iGambit prompt notice of any written demands for appraisal or payment of the fair value of any shares of Clinigence Common Stock, the withdrawal of such demands and any other related instruments served pursuant to the DGCL and received by Clinigence. Prior to the Effective Time, Clinigence shall provide iGambit the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal or payment of the fair value of any shares of Clinigence Common Stock. Clinigence shall not, except with the prior written consent of iGambit, voluntarily make any payment with respect to any demands for appraisal or payment of the fair value of any shares of Clinigence Common Stock, offer to settle or settle any such demands or approve any withdrawal of any such demands.

ARTICLE 4.
PRE-CLOSING COVENANTS

4.1               Pre-Merger iGambit Recapitalization. On the terms and subject to the conditions of this Agreement, prior to the Closing, iGambit shall, and the Signing Stockholder shall cause iGambit to, take the following actions:

(a)                Redeem at par value or cancel for no consideration all issued and outstanding shares of iGambit Series A Preferred Stock; provided, however, that iGambit shall not redeem or cancel the iGambit Series A Preferred Stock more than two (2) Business Days prior to the Closing Date without the prior consent of Clinigence.

(b)                Repay or convert in full any outstanding promissory notes issued by iGambit, other than the promissory notes in favor of Clinigence and as specifically set forth on Section 6.3(c) of the iGambit Disclosure Schedule as not being repaid or converted prior to the Closing.

(c)                Convert to equity a portion of each of the deferred compensation obligations of iGambit in the percentages specified on Schedule 4.1.

(d)                Complete a reverse stock split of between 100-to-1 and 500-to-1, including providing an information statement to its securityholders with respect thereto at least 20 days prior to such stock split becoming effective.

(e)                Adopt, and submit to its stockholders for approval, an equity incentive plan in form and substance satisfactory to Clinigence.

(f)                 Amend its Certificate of Incorporation to change its name to Clinigence Holdings, Inc., eliminate its Series A Preferred Stock as authorized shares and, if necessary to complete the Merger, increase the number of authorized shares of iGambit Common Stock.

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(g)                Submit an application to the Financial Industry Regulatory Authority (“FINRA”) to change its ticker symbol to one that is mutually agreed upon by iGambit and Clinigence, and obtain any requisite consent from FINRA with respect to the Merger, the reverse stock split contemplated in this Section 4.1 and any of the other transactions contemplated by this Agreement.

4.2               iGambit’s Conduct of the Business.

(a)                From the Signing Date until the Closing Date, iGambit covenants and agrees, and the Signing Stockholder covenants and agrees to use his reasonable best efforts to cause iGambit to, conduct its business only in, and shall not take any action, and the Signing Stockholder covenants and agrees to use his reasonable best efforts to cause iGambit not to take any action, except in the ordinary course of business and in a manner consistent with past practice; and iGambit shall use, and the Signing Stockholder covenants and agrees to use his reasonable best efforts to cause iGambit to use, its commercially reasonable efforts to preserve substantially intact the business organization of iGambit, to keep available the services of the current Service Providers of iGambit and to preserve the current relationships of iGambit with customers, suppliers and other Persons with which iGambit has significant business relations. iGambit shall promptly notify Clinigence of any event or occurrence not in the ordinary course of business of iGambit.

(b)                Without limiting the generality of Section 4.2(a), except as expressly contemplated by this Agreement or disclosed in the iGambit Disclosure Schedule, iGambit shall not, from the Signing Date until the Closing Date, directly or indirectly, do or propose, and the Signing Stockholder covenants and agrees to cause iGambit not to, directly or indirectly, do or propose, any of the following without the prior written consent of Clinigence:

(i)                 Declare or pay any non-cash dividends on or make any other non-cash distributions with respect to any of its shares or other equity, or split, combine or reclassify any of its securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its shares, or repurchase or otherwise acquire, directly or indirectly, any of its shares except from former Service Providers in accordance with agreements providing for the repurchase of shares in connection with any termination of service to iGambit;

(ii)               Declare or pay any dividends on or make any other distributions with respect to any of its shares or other equity, or repurchase or otherwise acquire, directly or indirectly, any of its shares, that would, individually or in the aggregate, reasonably be expected to result in (A) the fair value and fair market value of iGambit’s assets failing to exceed its liabilities, (B) iGambit’s remaining assets to be unreasonably small in relation to iGambit’s present and intended future business (without regard to whether the Merger are consummated or not) or (C) iGambit not being able to pay its debts as they become due;

(iii)             Cause or permit any amendments to the iGambit Certificate of Incorporation or equivalent documents;

(iv)              Enter into any commitment or transaction not in the ordinary course of business;

(v)                Terminate any Service Providers or grant severance or termination pay to any Service Provider;

(vi)              Enter into any material transaction with its officers, directors or stockholders, or their Affiliates, except (A) as provided in any equity incentive plan or award agreement entered into in connection therewith, or (B) other agreements relating to compensation or (C) pursuant to a binding agreement effective as of the date hereof and disclosed to Clinigence in writing;

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(vii)            Amend or otherwise modify the terms of any Material Contract to which iGambit is a party;

(viii)          Amend or otherwise modify the material terms of any Governmental Approval;

(ix)              Transfer to any Person any rights to iGambit’s Intellectual Property Rights other than non-exclusive licenses granted to end-user customers in the ordinary course of business consistent with past practice;

(x)                Sell, lease, license or otherwise dispose of any of iGambit’s assets outside of the ordinary course of business;

(xi)              Commence a Proceeding other than for the routine collection of bills;

(xii)            Acquire or agree to acquire by merging, consolidating or entering into a joint venture arrangement with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any Entity or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the financial condition, results of operations, business or properties of iGambit taken as a whole;

(xiii)          Adopt, amend or terminate any Service Provider benefit plans, programs, policies or other arrangements, or enter into any employment or Service Provider contract, pay any special bonus or special remuneration to any current or former Service Provider, or increase the salaries or wage rates of its Service Providers other than pursuant to scheduled Service Provider reviews under iGambit’s normal Service Provider review cycle, in all cases consistent with past practice;

(xiv)          Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

(xv)            Pay, discharge or satisfy any Liability, other than the payment, discharge or satisfaction of obligations in the ordinary course of business or liabilities reflected or reserved against in iGambit’s Financial Statements;

(xvi)          Make any Tax election other than in the ordinary course of business and consistent with past practice, change any Tax election, adopt any Tax accounting method other than in the ordinary course of business and consistent with past practice, change any tax accounting method, file any Tax Return (other than any estimated tax returns, payroll tax returns or sales tax returns) or any amendment to a Tax return, enter into any closing agreement, settle any Tax claim or assessment, or consent to any extension or waiver of the limitation period, applicable to any Tax claim or assessment (but in each case only if such action would reasonably be expected to result in an iGambit Material Adverse Effect, and if such action would not reasonably be expected to result in an iGambit Material Adverse Effect, then iGambit shall only be obligated to notify Clinigence of such action);

(xvii)        Fail to pay or otherwise satisfy its monetary obligations as they become due, except such as are being contested in good faith;

(xviii)      Waive or commit to waive any rights with a value in excess of $25,000, or forgive any indebtedness owed to iGambit;

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(xix)          Cancel, amend or renew any insurance policy other than in the ordinary course of business;

(xx)            Take any action or fail to take any action that could reasonably be expected to cause or result in an iGambit Material Adverse Effect; or

(xxi)          Enter into any contract or agree, in writing or otherwise, to take any of the actions described above in this Section  4.2(b), or any action that would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform its covenants hereunder.

4.3               Clinigence’s Conduct of the Business.

(a)                From the Signing Date until the Closing Date, Clinigence covenants and agrees that Clinigence’s business shall be conducted only in, and Clinigence shall not take any action except in, the ordinary course of business and in a manner consistent with past practice; and Clinigence shall use its commercially reasonable efforts to preserve substantially intact the business organization of Clinigence, to keep available the services of the current Service Providers of Clinigence and to preserve the current relationships of Clinigence with customers, suppliers and other Persons with which Clinigence has significant business relations. Clinigence shall promptly notify iGambit of any event or occurrence not in the ordinary course of business of Clinigence.

(b)                Without limiting the generality of Section  4.3(a), except as expressly contemplated by this Agreement or disclosed in the Clinigence Disclosure Schedule, Clinigence shall not, from the Signing Date until the Closing Date, directly or indirectly, do or propose to do any of the following without the prior written consent of iGambit:

(i)                 Declare or pay any non-cash dividends on or make any other non-cash distributions with respect to any of its shares or other equity, or split, combine or reclassify any of its securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its shares, or repurchase or otherwise acquire, directly or indirectly, any of its shares except from former Service Providers in accordance with agreements providing for the repurchase of shares in connection with any termination of service to Clinigence;

(ii)               Declare or pay any dividends on or make any other distributions with respect to any of its shares or other equity, or repurchase or otherwise acquire, directly or indirectly, any of its shares, that would, individually or in the aggregate, reasonably be expected to result in (A) the fair value and fair market value of Clinigence’s assets failing to exceed its liabilities, (B) Clinigence’s remaining assets to be unreasonably small in relation to Clinigence’s present and intended future business (without regard to whether the Merger are consummated or not) or (C) Clinigence not being able to pay its debts as they become due;

(iii)             Cause or permit any amendments to the Clinigence Certificate of Incorporation, operating agreement or equivalent documents;

(iv)              Enter into any commitment or transaction not in the ordinary course of business;

(v)                Terminate any Service Providers or grant severance or termination pay to any Service Provider;

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(vi)              Enter into any material transaction with its officers, directors or stockholders, or their Affiliates, except (A) as provided in any equity incentive plan or award agreement entered into in connection therewith, or (B) other agreements relating to compensation or (C) pursuant to a binding agreement effective as of the date hereof and disclosed to iGambit in writing;

(vii)            Amend or otherwise modify the terms of any Material Contract to which Clinigence is a party;

(viii)          Amend or otherwise modify the material terms of any Governmental Approval;

(ix)              Transfer to any Person any rights to Clinigence’s Intellectual Property Rights other than non-exclusive licenses granted to end-user customers in the ordinary course of business consistent with past practice;

(x)                Sell, lease, license or otherwise dispose of any of Clinigence’s assets outside of the ordinary course of business;

(xi)              Commence a Proceeding other than for the routine collection of bills;

(xii)            Acquire or agree to acquire by merging, consolidating or entering into a joint venture arrangement with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any Entity or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the financial condition, results of operations, business or properties of Clinigence taken as a whole;

(xiii)          Adopt, amend or terminate any Service Provider benefit plans, programs, policies or other arrangements, or enter into any employment or Service Provider contract, pay any special bonus or special remuneration to any current or former Service Provider, or increase the salaries or wage rates of its Service Providers other than pursuant to scheduled Service Provider reviews under Clinigence’s normal Service Provider review cycle, in all cases consistent with past practice;

(xiv)          Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee any debt securities of others;

(xv)            Pay, discharge or satisfy any Liability, other than the payment, discharge or satisfaction of obligations in the ordinary course of business or liabilities reflected or reserved against in Clinigence’s Financial Statements;

(xvi)          Make any Tax election other than in the ordinary course of business and consistent with past practice, change any Tax election, adopt any Tax accounting method other than in the ordinary course of business and consistent with past practice, change any tax accounting method, file any Tax Return (other than any estimated tax returns, payroll tax returns or sales tax returns) or any amendment to a Tax return, enter into any closing agreement, settle any Tax claim or assessment, or consent to any extension or waiver of the limitation period, applicable to any Tax claim or assessment (but in each case only if such action would reasonably be expected to result in a Clinigence Material Adverse Effect, and if such action would not reasonably be expected to result in a Clinigence Material Adverse Effect, then Clinigence shall only be obligated to notify iGambit of such action);

(xvii)        Fail to pay or otherwise satisfy its monetary obligations as they become due, except such as are being contested in good faith;

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(xviii)      Waive or commit to waive any rights with a value in excess of $25,000, or forgive any indebtedness owed to Clinigence;

(xix)          Cancel, amend or renew any insurance policy other than in the ordinary course of business;

(xx)            Take any action or fail to take any action that could reasonably be expected to cause or result in a Clinigence Material Adverse Effect; or

(xxi)          Enter into any contract or agree, in writing or otherwise, to take any of the actions described above in this Section  4.3(b), or any action that would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform its covenants hereunder.

4.4               Access to Information. From the Signing Date until the Closing Date, upon notice, iGambit and Clinigence  shall each:

(a)                give the other party and its Representatives full access during normal business hours to its buildings, offices, and other facilities, to Persons having business relationships with iGambit or Clinigence (including suppliers, licensees and customers), and to all its books and records, whether located on its premises or at another location,

(b)                permit the other party to make such inspections as it may require,

(c)                cause its officers to furnish the other party with such financial, operating, technical and product data and other information with respect to the Business and the Assets of iGambit and Clinigence as it from time to time may request, including financial statements and schedules,

(d)                allow the other party the opportunity to interview its current and former Service Providers, and

(e)                assist and cooperate with the other party in the development of integration plans for implementation by iGambit and Clinigence following the Closing;

provided, that no investigation pursuant to this Section  4.4 shall affect or be deemed to modify any representation or warranty made by iGambit or Clinigence herein.

4.5               Commercially Reasonable Efforts. From the Signing Date until the Closing, each of iGambit, Clinigence and Signing Stockholder shall use their respective commercially reasonable efforts to cause to be fulfilled and satisfied all of the other party’s conditions to Closing set forth in ARTICLE 9.

4.6               Acquisition Transaction. From the Signing Date to the earlier of the Closing and the termination of this Agreement, none of the parties hereto shall initiate, solicit, negotiate, encourage or provide information to facilitate, and none of the parties hereto shall cause or knowingly permit any Representative of any of the parties hereto, or any counsel, accountant, investment banker, financial advisor or other agent retained by it or them to initiate, solicit, negotiate, encourage or provide information to facilitate, any proposal or offer to acquire all or any substantial part of iGambit’s business or assets (its Subsidiaries’ business or assets) or Clinigence’s business or assets, or any equity interests of iGambit or Clinigence, or any Subsidiary thereof, whether by merger, purchase of assets or otherwise, whether for cash, securities or any other consideration or combination thereof (any such transaction being referred to herein as an “Acquisition Transaction”). Each of the parties hereto shall immediately notify the other parties after receipt of any proposal for an Acquisition Transaction, indication of interest or request for information from a third party relating to iGambit or Clinigence in connection with an Acquisition Transaction or for access to the properties, books or records of iGambit or Clinigence by any person or entity that indicates to any party hereto that such third-party is considering making, or has made, a proposal for an Acquisition Transaction (an “Acquisition Proposal”), and provide the other parties with copies of all documents and written or electronic communications relating to any Acquisition Proposal; provided, however, that any time prior to twenty (20) days after the initial mailing of the iGambit Information Statement, this Section 4.6 shall not prohibit iGambit from entering into discussions with any Person in response to an Acquisition Proposal that is likely to result in a Superior Offer that is submitted to iGambit (and not withdrawn) if the iGambit Board determines in good faith, after consultation with outside counsel, that such action is required to comply with its fiduciary duties to the stockholders of iGambit under applicable Law.

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4.7               Notices of Certain Events; Continuing Disclosure. Each of Clinigence, iGambit and the Signing Stockholder shall promptly notify the other party of, and deliver to such other party copies of all documentation relating to:

(a)                any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Merger contemplated by this Agreement’

(b)                the occurrence of any breach by Clinigence, the Signing Stockholder or iGambit, as applicable, of any representation, warranty, covenant or agreement contained in this Agreement, promptly after Clinigence, the Signing Stockholder or iGambit, as applicable, becomes aware of any such breach, including without limitation any such breach that could reasonably be expected to cause any of the closing conditions set forth in ARTICLE 9 not to be satisfied;

(c)                any Action commenced or, to Clinigence’s Knowledge, iGambit’s Knowledge or the Signing Stockholder’s Knowledge, as applicable, threatened against or relating to or involving Clinigence or iGambit, as applicable, that relates to the consummation of the Merger contemplated by this Agreement, or relates to any of the material assets of Clinigence or iGambit, as applicable, or any developments relating to any Action otherwise disclosed pursuant to this Agreement;

(d)                any notice, correspondence, document or other communication sent by or on behalf of Clinigence or iGambit, as applicable, to any party to any Material Contract or iGambit Material Contract or sent to Clinigence or iGambit, as applicable, by any party to any Material Contract or iGambit Material Contract (other than any communication that relates solely to routine commercial Merger between Clinigence and the other party to any such material contract and that is of the type sent in the Ordinary Course of Business);

(e)                any notice, report or other document either filed with or sent to, or received from, any Governmental Authority, or any governmental investigation on an alleged violation or noncompliance with Legal Requirements on behalf of Clinigence or iGambit, as applicable, subsequent to the Signing Date in connection with the Merger or any of the other transactions contemplated by this Agreement; and

(f)                 copies of all material operating and financial reports prepared by Clinigence or iGambit, as applicable, for such party’s senior management or for use in preparing such party’s consolidated financial statements, including: (A) copies of the unaudited monthly consolidated balance sheets of Clinigence or iGambit, as applicable, and the related unaudited monthly consolidated statements of operations, statements of shareholders’ equity and statements of cash flows and (B) copies of any forecasts, write-off reports, hiring reports and capital expenditure reports prepared for Clinigence or iGambit’s senior management, as applicable.

The delivery of any notice pursuant to this Section 4.7 will not limit any of the representations and warranties of Clinigence or iGambit set forth in this Agreement or the remedies available hereunder.

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4.8               Confidentiality, Press Releases and Public Announcements.

(a)                The terms of the Nondisclosure Agreement entered into previously by Clinigence and iGambit are hereby incorporated by reference and shall continue in full force and effect until the Closing. The parties hereto acknowledge that any information provided to, or otherwise acquired by, him or it in connection with this Agreement and the Merger contemplated by this Agreement is subject to the terms of the Nondisclosure Agreement, the terms of which are incorporated herein by reference. Each of the parties hereto agrees for itself and himself and its and his representatives and Affiliates to use the Confidential Information (as such term is defined in the Nondisclosure Agreement) solely for the purposes of evaluating the other parties hereto and consummating the Merger and for no other purpose and to keep the Confidential Information confidential. Clinigence covenants and agrees for itself and himself and its and his representatives and Affiliates not to use the Confidential Information, at any time, for trading in iGambit’s securities.

(b)                iGambit and Clinigence will consult with each other before issuing, and provide each other the opportunity to review, comment upon and concur with, and use commercially reasonable efforts to agree on, any press release or other public statements with respect to the Merger contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as either party may determine is required by applicable Legal Requirements, court process or by obligations pursuant to any securities exchange or stock market. Notwithstanding the foregoing, if iGambit determines it is required by applicable Legal Requirements to make a public announcement, including, without limitation, with respect to any filing with the SEC that iGambit may be required to make as a result of the execution of this Agreement or the consummation of the Merger contemplated hereby, iGambit shall give Clinigence as much prior notice as is reasonably practicable and shall consult with Clinigence about the text of such announcement or filing but shall not be required to obtain the consent of Clinigence with regard to such announcement or filing. iGambit and Clinigence will consult with each other concerning the means by which any employee, customer or supplier of Clinigence (or their respective subsidiaries) or iGambit or any other Person having any business relationship with either Clinigence or iGambit (or their respective subsidiaries) will be informed of the Merger contemplated by this Agreement, and the other Party will have the right to be present for any such communication.

4.9               Stockholder Vote. Clinigence shall promptly after the date hereof obtain the consent of its stockholders and shall take all action required by the laws of the State of Delaware, the Clinigence Certificate of Incorporation and any equivalent documents for the purpose of approving this Agreement, the other Transaction Documents to which Clinigence is a party and the Merger.

4.10           Consents. Each of iGambit and Clinigence will use commercially reasonable efforts to obtain prior to Closing all Consents from Governmental Authorities as may be required in connection with the Merger. Prior to the Closing and thereafter, each of iGambit and Clinigence will use its commercially reasonable efforts to obtain all Consents under any iGambit Contracts (including all Specified iGambit Contracts) and Clinigence Contracts (including all Specified Clinigence Contracts), as applicable, as required to consummate the Merger with respect to such iGambit Contracts and Clinigence Contracts and to preserve all rights of and benefits under such iGambit Contracts and Clinigence Contracts in connection therewith.

4.11           Section 16(b) Board Approval. Prior to the Closing, the iGambit Board shall, by resolution duly adopted by such board of directors or a duly authorized committee of “non-employee directors” thereof, approve and adopt, for purposes of exemption from “short-swing” liability under Section 16(b) of the Exchange Act, the acquisition of iGambit Common Stock at the Effective Time by management of Clinigence who become, prior to, at, or following the Effective Time of the Merger, management of iGambit as a result of the exchange of Clinigence Common Stock in the Merger. Such resolution shall set forth the name of the applicable “insiders” for purposes of Section 16 of the Exchange Act, the number of securities to be acquired by each individual that the approval is being granted to exempt the transaction under Rule 16b-3 under the Exchange Act.

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ARTICLE 5.
CLOSING DELIVERIES

5.1               Closing Deliveries by iGambit. At the Closing, iGambit shall deliver the following items, duly executed by iGambit and its Affiliates, as applicable, all of which shall be in form and substance reasonably acceptable to Clinigence except where otherwise indicated:

(a)                Luqman Employment Agreement. An employment agreement between iGambit and Elisa Luqman in form and substance satisfactory to the parties and which shall include a 6-month severance provision for termination without cause, duly executed by Elisa Luqman (the “Luqman Employment Agreement”).

(b)                Indemnification Agreements. An indemnification agreement in form and substance satisfactory to the parties thereto, duly executed by iGambit and each of its officers and directors as of immediately following the Effective Time.

(c)                iGambit Secretary’s Certificate. A certificate of the secretary of iGambit, dated as of the Closing Date, certifying as to:

(i)                 the iGambit Certificate of Incorporation and iGambit’s Bylaws as in effect as of the Closing Date,

(ii)               resolutions of iGambit’s Board of Directors and, as applicable, stockholders (x) approving the Merger and authorizing the execution, delivery and performance of this Agreement and of all other Transaction Documents, including the requisite amendments to iGambit’s Certificate of Incorporation and bylaws, (y) electing to the iGambit Board of Directors, effective as of the Effective Time, Warren Hosseinion (who shall be chairman), Jacob Margolin, Lawrence Schimmel, Martin Breslin, Mitchell Creem, Mark Fawcett, David Meiri, John Waters and Elisa Luqman, and (z) electing as officers of iGambit, effective as of the Effective Time, Jacob Margolin as Chief Executive Officer, Elisa Luqman, as Chief Financial Officer, Secretary and General Counsel, Lawrence Schimmel as Chief Medical Officer, and Charles Kandzierski, as Chief Operating and Information Officer; and

(iii)             the incumbency of iGambit’s officers executing this Agreement and all other Transaction Documents.

(d)                Merger Sub Secretary’s Certificate. A certificate of the secretary of Merger Sub, dated as of the Closing Date, certifying as to:

(i)                 the Certificate of Incorporation and Bylaws of Merger Sub as in effect as of the Closing Date,

(ii)               resolutions of Merger Sub’s Board of Directors and stockholder approving the Merger and authorizing the execution, delivery and performance of this Agreement and of all other Transaction Documents, and

(iii)             the incumbency of Merger Sub’s officers executing this Agreement and all other Transaction Documents.

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(e)                iGambit Closing Certificate. A certificate of an officer of iGambit, dated as of the Closing Date, certifying that:

(i)                 the representations and warranties of iGambit set forth in this Agreement are true and correct in all respects as of the Closing Date as if made on the Closing Date, with the same effect as if made on and as of the Closing Date (or, if made as of a specified date, shall have been true and correct as of such date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to result in an iGambit Material Adverse Effect (it being understood that for purposes of determining the accuracy of such representations and warranties, all material adverse effect qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded), and

(ii)               iGambit has performed all obligations and covenants required to be performed by it under this Agreement and any other agreement or document entered into in connection herewith on or prior to the Closing Date.

(f)                 Merger Sub Closing Certificate . A certificate of an officer of Merger Sub, dated as of the Closing Date, certifying that:

(i)                 the representations and warranties of Merger Sub set forth in this Agreement are true and correct in all respects as of the Closing Date as if made on the Closing Date, with the same effect as if made on and as of the Closing Date (or, if made as of a specified date, shall have been true and correct as of such date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to result in an iGambit Material Adverse Effect (it being understood that for purposes of determining the accuracy of such representations and warranties, all material adverse effect qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded), and

(ii)               Merger Sub has performed all obligations and covenants required to be performed by it under this Agreement and any other agreement or document entered into in connection herewith on or prior to the Closing Date.

(g)                Certificates of Good Standing. A certificate from the Secretary of State of Delaware as to each of iGambit’s and Merger Sub’s good standing and payment of all applicable Taxes, and the Secretary of State of each state in which iGambit is qualified to do business as a foreign corporation, as to iGambit’s good standing and payment of all applicable Taxes.

(h)                Capitalization Certificate. The Capitalization Certificate, duly executed by an officer of iGambit.

(i)                 Other Documents. Such other documents and instruments as Clinigence may reasonably request and which are deemed by Clinigence to be necessary to effect the Merger.

5.2               Closing Deliveries by Clinigence. At the Closing, Clinigence shall deliver the following items, duly executed by Clinigence, all of which shall be in form and substance reasonably acceptable to iGambit except where otherwise indicated:

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(a)                Clinigence Officer’s Certificate. A certificate of an officer of Clinigence, dated as of the Closing Date, certifying as to:

(i)                 the Clinigence Certificate of Incorporation and Bylaws as in effect as of the Closing Date,

(ii)               resolutions of Clinigence’s Board of Directors and stockholders approving the Merger and authorizing the execution, delivery and performance of this Agreement and of all other Transaction Documents, and

(iii)             the incumbency of Clinigence officers executing this Agreement and all other Transaction Documents.

(b)                Clinigence Closing Certificate. A certificate of an officer of Clinigence, dated as of the Closing Date, certifying that:

(i)                 the representations and warranties of Clinigence set forth in this Agreement are true and correct in all respects as of the Closing Date as if made on the Closing Date, with the same effect as if made on and as of the Closing Date (or, if made as of a specified date, shall have been true and correct as of such date), except for inaccuracies of representations or warranties the circumstances giving rise to which, individually or in the aggregate, do not constitute and could not reasonably be expected to result in a Clinigence Material Adverse Effect (it being understood that for purposes of determining the accuracy of such representations and warranties, all material adverse effect qualifications and other materiality qualifications contained in such representations and warranties shall be disregarded), and

(ii)               Clinigence has performed all obligations and covenants required to be performed by it under this Agreement and any other agreement or document entered into in connection herewith on or prior to the Closing Date.

(c)                Certificate of Good Standing. A certificate from the Secretary of State of Delaware as to Clinigence’s good standing and payment of all applicable Taxes, and a certificate from the Secretary of State of each state in which Clinigence is qualified to do business as a foreign corporation, as to the good standing and payment of all applicable Taxes of Clinigence.

(d)                Consideration Spreadsheet. The Consideration Spreadsheet.

(e)                Other Documents. Such other documents and instruments as iGambit may request and which are deemed by iGambit to be necessary to effect the Merger.

ARTICLE 6.
REPRESENTATIONS AND WARRANTIES OF IGAMBIT, MERGER SUB and the signing stockholder

Except as set forth in the corresponding sections of the disclosure schedule of iGambit delivered to Clinigence concurrently with the execution and delivery of this Agreement (the “iGambit Disclosure Schedule”), iGambit, Merger Sub and the Signing Stockholder hereby jointly and severally represent and warrant to Clinigence that, as of the Signing Date and as of the Closing Date:

6.1               Organization and Qualification. Each of iGambit and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. HealthDatix Florida is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Each of iGambit and its Subsidiaries has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of iGambit and its Subsidiaries is duly qualified or licensed as a foreign corporation (and, as of the Closing Date will be duly qualified as a foreign corporation) to conduct business and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary or where the failure to so qualify would not reasonably be expected to result in an iGambit Material Adverse Effect.

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6.2               Authority; Capacity. Each of iGambit, the Signing Stockholder and Merger Sub has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents, to perform its or his obligations hereunder, and to consummate the Merger. The execution and delivery of this Agreement and the other Transaction Documents and the consummation by iGambit and Merger Sub of the Merger have been, or will be as of the Closing Date, duly and validly authorized by all requisite actions and no other corporate or other proceedings on the part of iGambit or Merger Sub are necessary to authorize this Agreement or to consummate the Merger. This Agreement, the Transaction Documents and the consummation of the Merger have been, or will be as of the Closing Date, approved by iGambit’s directors and Merger Sub’s directors and stockholders. This Agreement has been and, at Closing, the other Transaction Documents will be, duly and validly executed and delivered by iGambit, the Signing Stockholder and Merger Sub. This Agreement constitutes and, at Closing, together with the other Transaction Documents, will constitute the legal, valid and binding obligation of iGambit, the Signing Stockholder and Merger Sub, enforceable against iGambit, the Signing Stockholder and Merger Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by the availability of equitable remedies and defenses.

6.3               Capitalization; Ownership of iGambit; Debt.

(a)                Section 6.3(a) of the iGambit Disclosure Schedule sets forth the authorized and outstanding capital of iGambit and each of its Subsidiaries, the number and series or class of shares issued and outstanding and the number of granted stock options and warrants, including vesting schedule and exercise price. Each share of the capital stock of iGambit and each of its Subsidiaries is duly and validly authorized and issued, fully paid and nonassessable, and was not issued in violation of any preemptive rights of any stockholder of iGambit or any of its Subsidiaries. All of the issued and outstanding shares of capital stock of iGambit and its Subsidiaries has been issued in accordance with all applicable federal and state securities Laws. Section 6.3(a) of the iGambit Disclosure Schedule sets forth the name and contact information for iGambit’s transfer agent.

(b)                Except as set forth in Section 6.3(a) of the iGambit Disclosure Schedule, there are no (i) outstanding securities of iGambit or its Subsidiaries convertible into or exchangeable for any capital stock or other equity interests or securities of iGambit or any of its Subsidiaries; (ii) preemptive, registration or similar rights on the part of any holder of any class of securities of iGambit or any of its Subsidiaries; (iii) subscriptions, options, warrants, conversion, exchange or other rights, agreements or commitments of any kind relating to or obligating iGambit or any of its Subsidiaries to issue, sell, purchase or redeem, or cause to be issued, sold, purchased or redeemed, any shares of capital stock of iGambit or any of its Subsidiaries or any securities convertible into or exchangeable for any such shares; (iv) other than this Agreement, stockholder agreements, buy-sell agreements, voting agreements, voting trusts or other agreements or understandings relating to the voting, purchase, transfer, redemption or other acquisition of any shares of the capital stock of iGambit or any of its Subsidiaries; or (v) unpaid dividends or other distributions, whether current or accumulated, due or payable on any of the capital stock of iGambit or any of its Subsidiaries. Other than as expressly provided in Section 4.1 of this Agreement, neither iGambit nor any of its Subsidiaries is obligated to redeem or otherwise acquire any of its outstanding shares of capital stock, and the consummation of the Merger will not trigger any such obligation.

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(c)                Section 6.3(c) of the iGambit Disclosure Schedule sets forth as of the Signing Date a true and complete list of all Debt of iGambit and each of its Subsidiaries that exceeds $5,000 individually or $10,000 in the aggregate, including the number of shares of iGambit or its Subsidiaries into which such Debt is convertible, as applicable.

(d)                The Signing Stockholder owns beneficially and of record 1,000 shares of Series A Preferred Stock of iGambit free and clear of any Encumbrances, other than restrictions on transfer under applicable state or federal securities Laws. There are no restrictions on or agreements with respect to the voting rights of the Signing Stockholder’s shares of iGambit stock that would impair the ability of the Signing Stockholder to perform is obligations under this Agreement, including any proxies or voting trusts.

6.4               No Conflicts; Required Consents. No Consents other than those set forth in Section 6.4 of the iGambit Disclosure Schedule are required with respect to iGambit’s, the Signing Stockholder’s or Merger Sub’s execution and delivery of this Agreement, the other Transaction Documents, and the consummation of the Merger. The execution, delivery and performance of this Agreement and the other Transaction Documents by iGambit, the Signing Stockholder and Merger Sub do not and will not, with or without notice or lapse of time,

(a)                conflict with or violate the iGambit Certificate of Incorporation or iGambit’s bylaws, or the certificate of incorporation or bylaws of Merger Sub;

(b)                conflict with or violate any Legal Requirement applicable to iGambit or any of its Subsidiaries or the Signing Stockholder or by which the iGambit Assets or any other property or asset of iGambit or any of its Subsidiaries or the Signing Stockholder is bound or affected;

(c)                assuming the Consents listed in Section 6.4 of the iGambit Disclosure Schedule are obtained, result in any breach of or constitute a default under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on the iGambit Assets or the assets of iGambit or any of iGambit’s Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation;

(d)                violate or conflict with any other restriction of any kind or character to which iGambit or any of its Subsidiaries or the Signing Stockholder is subject; or

(e)                require iGambit or any of its Subsidiaries or the Signing Stockholder to obtain any Consent of, or make or deliver any filing or notice to, a Governmental Authority.

6.5               Subsidiaries. Except for HealthDatix Florida and Merger Sub, each of which iGambit is the record and beneficial holder of all of the issued and outstanding capital stock, iGambit does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any Entity. Since the date of its incorporation, Merger Sub has not engaged in any business activities or conducted any operations, nor will Merger Sub prior to the Closing Date engage in any business activities or conduct any operations other than in connection with the transactions contemplated by this Agreement. At the Effective Time, Merger Sub will not have any assets, Liabilities or obligations other than those contemplated by this Agreement.

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6.6               Financial Statements.

(a)                All of iGambit’s financial statements set forth in its annual report on Form 10-K filed with the SEC on April 16, 2019 and in its quarterly report filed with the SEC on Form 10-Q on May 20, 2019 (collectively, the “iGambit Financial Statements”):

(i)                 are true, accurate and complete in all material respects;

(ii)               are consistent in all material respects with the Books and Records of iGambit and its Subsidiaries;

(iii)             present fairly and accurately the financial condition of iGambit and its Subsidiaries as of the respective dates thereof and the results of operations, changes in stockholders’ equity and cash flows of iGambit and its Subsidiaries for the periods covered thereby; and

(iv)              have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered.

6.7               Absence of Undisclosed Liabilities. Neither iGambit nor any of its Subsidiaries has any Liabilities other than:

(i)                 those set forth in the unaudited consolidated balance sheets, and the related unaudited consolidated statements of operations, changes in stockholders’ equity and cash flows, of iGambit included in iGambit’s quarterly report filed with the SEC on Form 10-Q on May 20, 2019 (the ”iGambit Interim Balance Sheet”);

(ii)               those incurred in the ordinary course of business and not required to be set forth in the iGambit Interim Balance Sheet under GAAP and not in excess of an aggregate amount of $25,000;

(iii)             the Debt listed in Section 6.3(c) of the iGambit Disclosure Schedule;

(iv)              those incurred in the ordinary course of business after the Balance Sheet Date and not in excess of $25,000 in the aggregate; or

(v)                those incurred in connection with the execution of any of the Transaction Documents.

6.8               Absence of Changes. Since the Balance Sheet Date, except as expressly contemplated by this Agreement, (i)  iGambit and its Subsidiaries have conducted the iGambit Business in the ordinary course of business, (ii) no event or circumstance has occurred that has had or is likely to have an iGambit Material Adverse Effect, and (iii) neither iGambit nor any of its Subsidiaries has:

(a)                Entered into any commitment or transaction in excess of $50,000 or any commitment or transaction not in the ordinary course of business;

(b)                Entered into any transaction with its officers, directors or stockholders, or their Affiliates, except pursuant to a binding agreement effective as of the Signing Date and disclosed to Clinigence in writing;

(c)                Amended or otherwise modified the material terms of any iGambit Material Contract or Governmental Approval except as approved in writing by Clinigence;

(d)                Commenced a Proceeding other than for the routine collection of bills;

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(e)                Incurred any indebtedness for borrowed money or guaranteed any such indebtedness or issued or sold any debt securities or guaranteed any debt securities of others;

(f)                 Took any action or failed to take any action that could reasonably be expected to cause or result in an iGambit Material Adverse Effect; or

(g)                Entered into any contract or agree, in writing or otherwise, to take any of the actions described above in this Section 6.8, or any action that would make any of its representations or warranties contained in this Agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants hereunder.

6.9               Material Contracts.

(a)                Section 6.9 of the iGambit Disclosure Schedule provides a true and complete list of each of the following contracts to which iGambit or any of its Subsidiaries is party other than this Agreement (collectively, the “iGambit Material Contracts”):

(i)                 All leases for real property used by iGambit or any of its Subsidiaries and all leases of personal property and any Contract affecting any right, title or interest in or to real property;

(ii)               All Contracts with Persons who are Service Providers, and all iGambit Plans;

(iii)             Any Contract involving financing or borrowing of money, or evidencing indebtedness; any liability for borrowed money; any letters of credit; any obligation for the deferred purchase price of property in excess of $25,000; or guaranteeing in any way any Contract in connection with any Person;

(iv)              Any joint venture, partnership, cooperative arrangement or any other Contract involving a sharing of profits;

(v)                Any Contract with any Governmental Authority;

(vi)              Any Contract with respect to the discharge, storage or removal of effluent, waste or pollutants;

(vii)            Any Contract for the purchase or sale of any iGambit Assets or assets of or any of its Subsidiaries other than in the ordinary course of business or for the option or preferential rights to purchase or sell any iGambit Assets or assets of or any of its Subsidiaries;

(viii)          Any Contract containing covenants not to compete in any line of business or with any Person in any geographical area or that would otherwise result in iGambit or any of its Subsidiaries being bound by, or subject to, any non-compete or other restriction on the operation or scope of its businesses, including the iGambit Business;

(ix)              Any Contract related to the acquisition of a business or the equity of any other Entity or the sale of iGambit or any of its Subsidiaries or any of the iGambit Assets or any assets of any of its Subsidiaries;

(x)                Any other Contract which (i) provides for payment or performance by either party thereto having an aggregate value of $25,000 or more; (ii) is not terminable without payment or penalty on thirty (30) days (or less) notice; or (iii) is between, inter alia, iGambit or any of its Subsidiaries and an Affiliate thereof;

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(xi)              Any proposed arrangement of a type that, if entered into, would be a Contract described in any of Section 6.9(a)(i) through 6.9(a)(x) above.

(b)                True and complete copies of each written iGambit Material Contract and true and complete written summaries of each oral iGambit Material Contract (including all amendments, supplements, modifications and waivers thereto) have been provided to Clinigence by iGambit.

(c)                Each iGambit Material Contract is currently valid, in full force and effect, and is enforceable by iGambit or its Subsidiaries, as applicable, in accordance with its terms.

(d)                Neither iGambit nor any of its Subsidiaries is in default, and no party has notified iGambit or any of its Subsidiaries in writing that iGambit or any of its Subsidiaries is in default, under any iGambit Material Contract. No event has occurred, and no circumstance or condition exists, that might, with or without notice or lapse of time:

(i)                 result in a violation or breach of any of the provisions of any iGambit Material Contract;

(ii)               give any Person the right to declare a default or exercise any remedy under any iGambit Material Contract;

(iii)             give any Person the right to accelerate the maturity or performance of any iGambit Material Contract or to cancel, terminate or modify any iGambit Material Contract; or

(iv)              otherwise have an iGambit Material Adverse Effect in connection with any iGambit Material Contract.

(e)                Neither iGambit nor any of its Subsidiaries has waived any of its rights under any iGambit Material Contract.

(f)                 The performance of the iGambit Material Contracts will not result in any violation of or failure by iGambit or any of its Subsidiaries to comply in all material respects with any Legal Requirement.

(g)                The iGambit Material Contracts constitute all of the Contracts necessary to enable iGambit and its Subsidiaries to conduct the iGambit Business in the manner in which such iGambit Business is currently being conducted.

(h)                The consummation of the Merger shall not result in iGambit or any of its Subsidiaries being bound by, or subject to, any non-compete or other restriction on the operation or scope of its businesses, including the iGambit Business.

6.10           Title; Sufficiency; Condition of Assets. iGambit or its Subsidiaries has good and marketable title to or, in the case of leased property and assets, has valid and enforceable leasehold interests in, all of the Assets and properties reasonably necessary for the conduct of the iGambit Business as presently conducted, in each case free and clear of all Encumbrances other than Permitted Encumbrances. No Assets, licenses or other rights that are used in the iGambit Business are held by any stockholder of iGambit or any Affiliate of any such stockholder. The Assets and leasehold improvements of iGambit and its Subsidiaries are in good operating condition, reasonable wear and tear excepted, and are adequate for the purposes for which they are being used.

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6.11           Leased Real Property.

(a)                Neither iGambit nor any of its Subsidiaries owns or has ever owned any real property. iGambit or its Subsidiaries have a valid, binding and enforceable leasehold interest in each of the leased real properties (collectively, the “iGambit Facilities”) listed in Section 6.11 of the iGambit Disclosure Schedule, free and clear of any Encumbrances, except for iGambit Facility Leases and Permitted Encumbrances. Each lease, including all amendments thereto (excluding subordination and non-disturbance agreements, which will be delivered to Clinigence on or before Closing), evidencing such leased real property (the “iGambit Facility Leases”) is also listed in Section 6.11 of the iGambit Disclosure Schedule. Section 6.11 of the iGambit Disclosure Schedule sets forth, in respect of each iGambit Facility Lease, the date and name of the parties to such iGambit Facility Lease, description of the leased premises, the commencement and expiration dates of the lease term and any renewal terms, the amount of monthly or annual rental payments, the amount of the security deposit, and the status of rental payments, including any rental payments in arrears, any prepaid rent and the date through which rent is paid as of the Signing Date. iGambit or its Subsidiaries presently occupies each of the iGambit Facilities free of any subleases, occupancy agreements, licenses, concessions or other agreements granting to any party or parties (other than iGambit, its Subsidiaries or the applicable landlord) a right of use or occupancy of any portion of any iGambit Facility. iGambit’s or its Subsidiaries’ possession and quiet enjoyment of iGambit Facilities under each of iGambit Facility Leases has not been disturbed and there are no material disputes with respect to any of iGambit Facility Leases. Each iGambit Facility Lease is valid and in full force and effect, and, to iGambit’s Knowledge, no default or event which with the giving of notice or the passage of time, or both, will constitute default has occurred under any iGambit Facility Lease or been claimed to have occurred by either the landlord or the tenant thereunder. All iGambit Facilities and tenant improvements located on or within such leased real property are adequate and suitable for the purposes for which they are currently being used and there are no deferred maintenance or repair items at any iGambit Facility in excess of $25,000. No security deposit or portion thereof deposited with respect to any iGambit Facility Lease has been applied in respect of a breach of or default under any of iGambit Facility Leases that has not been re-deposited in full. Neither iGambit nor any of its Subsidiaries owes and will not in the future owe any brokerage commissions or finder’s fees with respect to any of iGambit Facility Leases. There are no material unsatisfied capital expenditure requirements or remodeling obligations of iGambit or any of its Subsidiaries under any of iGambit Facility Leases, other than ordinary maintenance and repair obligations. Neither iGambit nor any of its Subsidiaries has assigned, transferred, sublet, or granted any person the right to use or occupy any of iGambit Facilities arising under iGambit Facility Leases or granted any other security interest in any iGambit Facility Lease or any interest therein. Neither iGambit nor any of its Subsidiaries has made any material modifications to iGambit Facilities that will be required to be restored or otherwise removed at the expiration or termination of any iGambit Facility Lease.

(b)                Neither iGambit nor any of its Subsidiaries has any leasehold interest in any leased real property other than iGambit Facilities. Prior to the Signing Date, iGambit has provided Clinigence with true, correct and complete copies of all iGambit Facility Leases, including all amendments and supplements thereto. The iGambit Facility Leases constitute all of the written and oral agreements of any kind for the leasing, rental, use or occupancy of leased real property to which iGambit or any of its Subsidiaries is a party. The iGambit Facility Leases are the result of bona fide arm’s length negotiations between the parties thereto. No delivery date of any iGambit Facilities under any iGambit Facility Leases has been accelerated and the premises not yet delivered.

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(c)                Neither iGambit nor any of its Subsidiaries has received any written notice that its occupancy, use or the condition of any iGambit Facility is in violation of any Applicable Laws, zoning ordinances or land use restrictions. There are no encroachments on the leased real property or any iGambit Facility and no encroachment of any improvements to each onto adjacent property. Each iGambit Facility is in good and operable condition and repair and in material compliance with all Applicable Laws.

(d)                iGambit does not know of any facts that would adversely affect the possession, use or occupancy of any of any leased real property or any iGambit Facility. No portion of any leased real property nor any iGambit Facility is currently subject to any condemnation proceedings, and, to the Knowledge of iGambit, no condemnation or taking is threatened or contemplated.

(e)                iGambit or its Subsidiaries possess all easements, rights, licenses, permits and approvals necessary to continue operation of the iGambit Business including those related to the leased real property and any iGambit Facility copies of which, to the extent in iGambit’s possession, have been provided to Clinigence.

(f)                 All utilities serving the leased real property and each iGambit Facility are adequate to operate each in the manner it is currently operated and, to the Knowledge of iGambit, all utility lines, pipes, hook-ups and wires serving the leased real property and each iGambit Facility are located within recorded easements for the benefit of each or in a public right-of-way, and any associated charges accrued to date have been fully paid.

6.12           Intellectual Property.

(a)                Section 6.12 of the iGambit Disclosure Schedule sets forth an accurate and complete list and description of (i) all Registered Intellectual Property Rights owned or held by or on behalf of iGambit or any of its Subsidiaries, and (ii) all trade and corporate names and all material unregistered trademarks and service marks owned or used by iGambit or any of its Subsidiaries (collectively, the ”iGambit Registered Intellectual Property Rights”), specifying as to each such item: the name of the applicant/registrant and current owner, the jurisdictions by or in which each such iGambit Registered Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed (or, for domain names, the applicable registrar), the respective registration or application numbers, the dates of issuance, registration or filing, and the prosecution status. iGambit or its Subsidiaries are listed in the record of the appropriate Governmental Authority as the sole owner of each item of iGambit Registered Intellectual Property Rights (except in the case of unregistered trademarks and service marks).

(b)                Each item of iGambit Intellectual Property is owned solely by or is duly and validly licensed to iGambit or its Subsidiaries for use in the manner currently used by iGambit or its Subsidiaries in the conduct of the iGambit Business, free and clear of any Encumbrances, except for non-exclusive licenses granted to end-user customers in the ordinary course of business. Each item of iGambit Intellectual Property owned by iGambit or its Subsidiaries is valid, subsisting, in full force and effect and, to iGambit’s Knowledge, none is involved in any interference, reexamination, cancellation, or opposition proceeding, or any other currently pending or threatened proceeding or claim challenging the ownership, use, validity or enforceability of any such item of iGambit Intellectual Property. The iGambit Intellectual Property constitutes all of the Intellectual Property and Intellectual Property Rights used in or reasonably necessary for the conduct of the iGambit Business.

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(c)                No Person who has licensed Intellectual Property to iGambit or any of its Subsidiaries has ownership rights or license rights to improvements made by iGambit or any of its Subsidiaries in such Intellectual Property pursuant to the terms of such license. Neither iGambit nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license of or right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Intellectual Property Rights that are included in iGambit Intellectual Property to any Person.

(d)                All material registration, maintenance and renewal fees due and payable in connection with each item of iGambit Registered Intellectual Property Rights have been paid and all documents and certificates necessary to maintain such iGambit Registered Intellectual Property Rights have been timely filed with the relevant Government Authority, including the United States Patent and Trademark Office (the ”PTO”), the U.S. Copyright Office, or their respective counterparts in any relevant foreign jurisdiction, as the case may be. To iGambit’s Knowledge, there are no actions that must be taken by iGambit or any of its Subsidiaries within one hundred and twenty (120) days following the Closing Date, including the payment of any registration, maintenance or renewal fees or the filing of any responses to offices actions, documents, applications or certificates for the purposes of obtaining, maintaining, perfecting, preserving or renewing any iGambit Registered Intellectual Property Rights. iGambit or its Subsidiaries has timely recorded an assignment of each Registered Intellectual Property Right assigned to iGambit or any of its Subsidiaries, if any, with the relevant Governmental Authority, including the PTO, the U.S. Copyright Office or their respective counterparts in any relevant foreign jurisdiction, as the case may be. All iGambit Registered Intellectual Property Rights were prosecuted and recorded in good faith and in compliance with all applicable rules, policies and procedures of any applicable Governmental Authority.

(e)                iGambit and its Subsidiaries have taken commercially reasonable steps sufficient to maintain and protect the secrecy, confidentiality, value and iGambit’s and its Subsidiaries’ rights in all Confidential Information and Trade Secrets of iGambit and its Subsidiaries, respectively. Since December 31, 2010, neither iGambit nor any of its Subsidiaries has received written notice of any misappropriation or unauthorized disclosure of any Trade Secret or Confidential Information related to the iGambit Business, the iGambit Assets or the assets of any of its Subsidiaries, or any violation or breach of obligations of confidentiality with respect to such, nor does iGambit have Knowledge of any basis for such misappropriation, unauthorized disclosure, violation or breach.

(f)                 The operation of the iGambit Business does not infringe or misappropriate any Intellectual Property Rights of any Person, violate any right of any Person (including any right to privacy or publicity) or constitute unfair competition or trade practices under the laws of any jurisdiction. Neither iGambit nor any of its Subsidiaries has received written notice from any Person claiming that such operation or any iGambit Product infringes or misappropriates any Intellectual Property Rights of any Person, violate any right of any Person (including any right to privacy or publicity) or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor does iGambit have Knowledge of any basis therefor). Neither iGambit nor any of its Subsidiaries incorporates or uses the content or images of any third party in any software or website owned or licensed by iGambit or any of its Subsidiaries.

(g)                To iGambit’s Knowledge, no Person is violating, infringing or misappropriating any iGambit Intellectual Property. Neither iGambit nor any of its Subsidiaries has made any such claims against any Person with respect to any iGambit Intellectual Property, and neither iGambit nor any of its Subsidiaries has invited any Person to take a license, authorization, covenant not to sue or the like with respect to any iGambit Intellectual Property.

(h)                There are no Proceedings to which iGambit or any of its Subsidiaries is a party before any Governmental Authority (including before the PTO) anywhere in the world related to any of the iGambit Intellectual Property, including any iGambit Registered Intellectual Property Rights and, to iGambit’s Knowledge, no such Proceedings are threatened.

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(i)                 No iGambit Intellectual Property or iGambit Product is subject to any Proceeding or any outstanding Order that restricts the use, transfer or licensing thereof by iGambit or any of its Subsidiaries or that would reasonably be expected to adversely affect the validity, use or enforceability of such iGambit Intellectual Property.

(j)                 Neither this Agreement nor the consummation of the Merger will (i) result in any loss of, or give rise to a right to modify or terminate the right to use, any material iGambit Intellectual Property, (ii) result in (x) iGambit or any of its Subsidiaries granting to any Person any license, covenant not to sue, immunity or other right with respect to any iGambit Intellectual Property, including any release of iGambit Intellectual Property from escrow; (y) iGambit, any of its Subsidiaries or any of their respective Affiliates being bound by, or subject to, any non-compete or other restriction on the operation or scope of their businesses, including the iGambit Business; or (z) iGambit, any of its Subsidiaries or any of their respective Affiliates being obligated to pay any royalties or other amounts to any Person.

(k)                No current or former Service Provider of iGambit or any of its Subsidiaries: (i) is, to iGambit’s Knowledge, in violation of any term or covenant of any employment contract, consulting contract, services contract, statement of work, patent disclosure agreement, invention assignment agreement, non-disclosure agreement, non-competition, non-solicitation agreement or any other contract or agreement with any other party by virtue of such Service Provider’s being employed by, retained or engaged by, or performing services for, iGambit or any of its Subsidiaries; or (ii) to iGambit’s Knowledge has developed any technology, software or other copyrightable, patentable, or otherwise proprietary work for iGambit or any of its Subsidiaries that is subject to any agreement executed prior to the termination of such Service Provider’s employment or other service to iGambit or any of its Subsidiaries (or executed after the termination of such Service Provider’s employment or other service to iGambit or any of its Subsidiaries) under which such Service Provider has assigned or otherwise granted to any third party any rights (including any Intellectual Property Rights) in or to such technology, software or other copyrightable, patentable or otherwise proprietary work.

(l)                 iGambit and its Subsidiaries have taken commercially reasonable steps to preserve and maintain all the interests and proprietary rights of iGambit and its Subsidiaries in, to and under the iGambit Intellectual Property.

(m)              Section 6.12 of the iGambit Disclosure Schedule lists all software that is distributed as “free software” or “open source software,” or under any licensing or distribution model that purports to require, as a condition of use, modification and/or distribution of such software, that such software or other software incorporated into, derived from, or distributed with such software be disclosed or distributed in source code form, be licensed for the purpose of making derivative works, or be redistributable at no or minimal charge, or any license listed at www.opensource.org (collectively, “Open Source Software”) incorporated into, integrated or bundled with, linked to or otherwise used in or in the development of any iGambit Product (or any part thereof) or otherwise used in any manner that may subject any iGambit Product, in whole or in part, to all or part of any license obligations of any Open Source Software. To the extent that Open Source Software is incorporated in any iGambit Products, neither iGambit nor any of its Subsidiaries is required directly or indirectly to grant, or purport to grant, to third parties, by virtue of intermingling or integration of such software with any iGambit Products, any rights or immunities under any iGambit Products. iGambit and its Subsidiaries have established a commercially reasonable policy that is designed to identify Open Source Software used by or for iGambit or any of its Subsidiaries. With respect to any Open Source Software that is or has been used by or for iGambit or any of its Subsidiaries in any way, iGambit and its Subsidiaries have been and are in compliance with all applicable licenses with respect thereto, including all copyright notice and attribution requirements.

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(n)                Neither iGambit nor any of its Subsidiaries has (i) licensed any of the software included in any iGambit Products or iGambit Intellectual Property in source code form to any Person, or (ii) entered into any escrow agreements with respect to any such software. No event has occurred, and no circumstances or conditions exist, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure or delivery by iGambit or any of its Subsidiaries (or any Person acting on behalf of iGambit or any of its Subsidiaries) of any source code included in any iGambit Products or iGambit Intellectual Property, other than pursuant to agreements with Service Providers engaged in development activities for iGambit or any of its Subsidiaries in the ordinary course of business.

6.13           Service Providers.

(a)                Service Providers and Contracts. No Service Provider of iGambit or any of its Subsidiaries has been granted the right to continued employment by iGambit or any of its Subsidiaries, as applicable, or to any compensation following termination of employment with iGambit or any of its Subsidiaries. iGambit does not have any Knowledge that any Service Provider of iGambit or any of its Subsidiaries intends to terminate his or her employment or other engagement with iGambit or any of its Subsidiaries, nor does iGambit or any of its Subsidiaries have a present intention to terminate the employment or engagement of any Service Provider.

(b)                Compensation. iGambit has made available to Clinigence an accurate, correct and complete list of all:

(i)                 current Service Providers of iGambit and its Subsidiaries, including each Service Provider’s name, title or position, present annual compensation (including bonuses, commissions and deferred compensation), accrued and unused paid vacation and other paid leave, years of service, interests in any incentive compensation plan, and estimated entitlements to receive supplementary retirement benefits or allowances (whether pursuant to a contractual obligation or otherwise),

(ii)               individuals who are currently performing services for iGambit or any of its Subsidiaries related to the iGambit Business who are classified as “consultants” or “independent contractors,”

(iii)             bonuses, severance payments, termination pay and other special compensation of any kind paid to, accrued with respect to, or that would be payable to (as a result of the Merger), any present or former Service Provider since the Balance Sheet Date,

(iv)              increases in any Service Provider’s wage, salary or other compensation since the Balance Sheet Date, and

(v)                increases or changes in any other benefits or insurance provided to any Service Provider since the Balance Sheet Date. No Service Provider of iGambit or any of its Subsidiaries is eligible for payments that would constitute “parachute payments” under Section 280G of the Code.

(c)                Disputes. There are no claims, disputes or controversies pending or, to iGambit’s Knowledge, threatened involving any Service Provider or group of Service Providers. Since December 31, 2010, neither iGambit nor any of its Subsidiaries has suffered or sustained any work stoppage and no such work stoppage is threatened.

(d)                Wage and Hour Liabilities. Neither iGambit nor any of its Subsidiaries has (i) any overtime, meal period, break period, hours of service or wage and hour obligation or liability of whatsoever kind with respect to any of its past or current Service Providers or any liability for failure to comply with any Applicable Law relating to any of the foregoing, or (ii) any obligation or liability for any payment to any trust, pension or other fund, including union trust funds, or to any governmental or administrative authority, with respect to unemployment compensation benefits, workers’ compensation benefits, social security, disability or other benefits for its Service Providers (other than routine payments to be made in the normal course of business and consistent with past practice).

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(e)                Labor Relations. There are no strikes, slowdowns, work stoppages or material labor relations controversies pending or, to the Knowledge of iGambit, threatened between iGambit or any of its Subsidiaries, on one hand, and any of their respective Service Providers, and neither iGambit nor any of its Subsidiaries has experienced any such strike, slowdown, work stoppage or material controversy within the past three (3) years.

(f)                 Compliance with Employment Laws. iGambit and its Subsidiaries are in compliance in all material respects with all Applicable Laws relating to employment practices and the employment of labor or use of contract workers, including those related to immigration, wages, hours and the payment and withholding of Taxes and other sums as required by the appropriate Governmental Authority, and have each withheld and paid to the appropriate Governmental Authority or are holding for payment not yet due to such Governmental Authority all amounts required to be withheld from Service Providers of iGambit or any of its Subsidiaries, as applicable, and are not liable for any arrears of wages, Taxes, penalties or other sums for failure to comply with any of the foregoing. Neither iGambit or nor any of its Subsidiaries knowingly utilizes or continues to utilize contractors who fail to comply with Form I-9, Employment Eligibility Verification, obligations relating to the contractor’s employees or who otherwise fail to comply with U.S. immigration laws. Since January 1, 2015, neither iGambit nor any of its Subsidiaries has received any notices from the Social Security Administration or the U.S. Department of Homeland Security regarding a “mismatch” of employee names and Social Security Numbers or employee names and immigration-related documents.

(g)                FLSA. Since January 1, 2015, for purposes of the Fair Labor Standards Act of 1938, as amended (the “FLSA”), and all other Applicable Laws, (i) all individuals characterized and treated by iGambit or any of its Subsidiaries as consultants or independent contractors are properly treated as independent contractors; (ii) all current or former employees compensated on a commission or piecework basis qualify or qualified for an applicable exemption, including Section 7(i) of the FLSA; and (iii) all current and former employees classified as exempt under the FLSA and Applicable Laws are or have been properly classified.

(h)                Compliance with Legal Requirements. Since December 31, 2000, iGambit and its Subsidiaries have complied in all material respects with all Legal Requirements related to the employment or engagement of their respective Service Providers, including provisions related to wages, hours, leaves of absence, equal opportunity, occupational health and safety, workers’ compensation, severance, employee handbooks or manuals, collective bargaining and the payment of social security and other Taxes. Neither iGambit nor any of its Subsidiaries has any Liability under any Legal Requirements related to employment and attributable to an event occurring or a state of facts existing on or prior to the Signing Date or the Closing Date.

6.14           iGambit Benefit Plans.

(a)                Section 6.14 of the iGambit Disclosure Schedule lists each employee benefit plans, as that term is defined in Section 3(3) of ERISA, and fringe benefit plans, as that term is defined in Section 6039D(d) of the Internal Revenue Code, which now are or ever have been maintained by iGambit or any of its Subsidiaries, or by any trade or business, whether or not incorporated (an “iGambit ERISA Affiliate”), or to which any iGambit ERISA Affiliate now has or since December 31, 2016 has had an obligation to contribute (the “iGambit Plans”). Section 6.14 of the iGambit Disclosure Schedule identifies each of the iGambit Plans that is an “employee welfare benefit plan,” or “employee pension benefit plan” as such terms are defined in Sections 3(1) and 3(2) of ERISA (the “ERISA Plans”). No event has occurred nor has there been any omission which would result in violation of any laws, rulings, or regulations applicable to any employee benefit plan. There are no claims pending or, to the Knowledge of the iGambit, threatened with respect to any employee benefit plan, other than claims for benefits by employees, beneficiaries, or dependents arising in the normal course of the operation of any such plan.

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(b)                Each iGambit Plan that is intended to be qualified under Section 401(a) or 401(k) of the Internal Revenue Code is identified as a “Qualified Plan” on the schedule of employee benefit plans and has in fact been so qualified from the effective date of its establishment and continues to be so qualified. No event or omission has occurred which would cause any such plan to lose its qualification under Section 401(a) or 401(k) of the Internal Revenue Code, or which would cause the iGambit to incur liability for any excise tax under the Internal Revenue Code with respect to the maintenance, operation, or any other aspect of any such Qualified Plan.

(c)                With respect to each “group health plan” (as defined in Section 607(1) of ERISA) that has been maintained by the iGambit, all notices required pursuant to Section 606 of ERISA have been provided on a timely basis and each such plan has otherwise complied in all material respects with the requirements of Sections 606 through 608 of ERISA.

(d)                With respect to each iGambit Plan maintained by the iGambit within the three years preceding the Closing, complete and correct copies of the following documents have been delivered to the Acquirer: (i) all documents embodying or governing such iGambit Plan; (ii) the most recent IRS determination letter with respect to such iGambit Plan; (iii) the three most recently filed IRS Forms 5500, with all applicable schedules attached thereto; (iv) the three most recent actuarial valuation reports completed with respect to such iGambit Plan; (v) the summary plan description for such iGambit Plan; and (vi) any insurance policy related to such iGambit Plan.

(e)                All contributions and premiums that iGambit, any of its Subsidiaries or any iGambit ERISA Affiliate is required to pay under the terms of each of the ERISA Plans and Sections 412, 430 and 431 of the Code, if any, have, to the extent due, been paid in full or properly recorded on the financial statements or records of iGambit or any of its Subsidiaries, and none of the ERISA Plans or any trust established thereunder has incurred any “accumulated funding deficiency” (as defined in Section 306(a) of ERISA and Section 431 of the Code), or any “unpaid minimum required contribution” (as defined in Section 4971(c) of the Code) whether or not waived, as of the last day of the most recent fiscal year of each of the ERISA Plans ended prior to the Signing Date. No lien has been imposed under Section 430(k)(n) of the Code or Section 306(g) of ERISA on the iGambit Assets or any iGambit ERISA Affiliate, and no event or circumstance has occurred that is reasonably likely to result in the imposition of any such lien on any such assets on account of any ERISA Plan.

(f)                 All contributions or other amounts withheld from any employee’s pay for deposit in a 401(k) plan or for payment of any health or insurance premiums or for any other purpose with respect to an iGambit Plan have been timely deposited or transmitted to an insurance company in accordance with ERISA and applicable Department of Labor regulations and guidance.

(g)                Each of the iGambit Plans has been operated and administered in all material respects in accordance with its terms and applicable laws, including ERISA and the Code.

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6.15           Compliance with Laws; Governmental Approvals.

(a)                Neither iGambit nor any of its Subsidiaries is now, or during the past five (5) years has been, in conflict with, or in default, breach or violation of, in any material respect, any Legal Requirement applicable to iGambit or any of its Subsidiaries, as applicable, or by which any iGambit Asset is bound, subject or affected, and iGambit and its Subsidiaries have filed all material reports, data and other information required to be filed with any Governmental Authority. iGambit and its Subsidiaries are in possession of all Governmental Approvals reasonably necessary for iGambit or any of its Subsidiaries, as applicable, to own, lease and operate its properties or to carry on the iGambit Business. No suspension or cancellation of any Governmental Approvals is pending or, to the Knowledge of iGambit, threatened, and, other than FINRA, no Governmental Approval is required to be obtained or filed in connection with the execution and delivery of this Agreement and the other Transaction Documents. Neither iGambit nor any of its Subsidiaries has received written notice or communication from any Person of any inquiry, proceeding or investigation by any Governmental Authority alleging or based upon a violation of any Legal Requirement by iGambit or any of its Subsidiaries or that involves services furnished or data submitted by iGambit or any of its Subsidiaries.

(b)                Since December 31, 2000, no Governmental Authority or other Person has conducted, or has given iGambit or any of its Subsidiaries any notice or communication that it intends to conduct, any audit or other review of iGambit’s or any of its Subsidiaries’ services to any of its customers with regard to such customer’s participation in, provision of services under, or submission of data in connection with the Medicare or similar state programs, and no such audit or review would reasonably be expected to result in any liability to iGambit or any of its Subsidiaries for any reimbursement, penalty or interest with respect to payments received by iGambit or any of its Subsidiaries. To iGambit’s Knowledge, other than normal claims disputes, none of iGambit’s or any of its Subsidiaries’ customers has any reimbursement or payment rate appeals, disputes or contested positions currently pending before any Governmental Authority or with any other third-party payor. Neither iGambit nor any of its Subsidiaries has on behalf of any of its customers submitted any false or fraudulent claim to any third party and has not received any notice from any third party for any allegation of a billing mistake, overpayment claim, false claim or fraud by iGambit or any of its Subsidiaries. All billing practices of iGambit and its Subsidiaries have been true, fair and correct and in compliance with all Applicable Laws, and neither iGambit nor any of its Subsidiaries have billed for or received any payment or reimbursement in excess of amounts permitted by Applicable Laws. Neither iGambit nor any of its Subsidiaries has knowingly or willfully solicited, received, paid or offered to pay any remuneration, directly or indirectly, overtly or covertly, in cash or in kind, for the purpose of making or receiving any referral, that violated any applicable federal or state self-referral or anti-kickback law (including 42 U.S.C. § 1320a-7b(b)), rule, regulation, and Governmental Authority instructions and guidance. iGambit and its Subsidiaries have complied with all applicable security and privacy standards regarding protected health information under the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”), and all Applicable Laws relating to data privacy and security. The iGambit Business is being conducted in material compliance with all Legal Requirements, including those relating to licensing and Governmental Approvals. Neither iGambit nor any of its Subsidiaries has been subject to a corporate integrity agreement, deferred prosecution agreement, consent decree or settlement agreement with or sanction by any Governmental Authority. If required consents timely are obtained and required notices timely are given, the consummation of the Merger will not adversely affect the reimbursement of iGambit’s or any of its Subsidiaries’ customers by any third party payor.

6.16           Litigation. There is no Proceeding pending or, to the Knowledge of iGambit, threatened against or affecting iGambit or any of its Subsidiaries, any iGambit Asset or the ability of iGambit or any of its Subsidiaries to consummate the Merger. None of iGambit, any of its Subsidiaries or any iGambit Asset is subject to any Order or any proposed Order that would prevent or delay the consummation of the Merger or would have a material adverse effect on the iGambit Assets, the iGambit Business or the ability of iGambit to consummate the Merger.

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6.17           Taxes.

(a)                Except as set forth on Section 6.17 of the iGambit Disclosure Schedule, since December 31, 2012, iGambit and its Subsidiaries have filed all Tax Returns in all jurisdictions in which Tax Returns are required to be filed by iGambit and its Subsidiaries, and all such Tax Returns are true, correct and complete in all material respect. iGambit and its Subsidiaries have paid all Taxes required to be paid whether or not shown to be due on such Returns. Copies of all Tax Returns for the three (3) most recent years ending prior to the Signing Date, together with copies of all other Tax Returns, have been made available to Clinigence.

(b)                iGambit and its Subsidiaries have withheld or paid, with respect to their respective employees, all federal and state income Taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld.

(c)                Except as set forth on Section 6.17 of the iGambit Disclosure Schedule, since December 31, 2012, neither iGambit nor any of its Subsidiaries has been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, assessed or, to the Knowledge of iGambit, proposed against iGambit or any of its Subsidiaries. Neither iGambit nor any of its Subsidiaries has executed any unexpired waiver of any statute of limitations on or extension of any period for the assessment or collection of any Tax.

(d)                No audit or other examination of any Tax Return of iGambit or any of its Subsidiaries by any Tax Authority is presently in progress, nor has iGambit or any of its Subsidiaries been notified in writing of any request for such an audit or other examination. No claim has been made in writing by any Governmental Authority in a jurisdiction where iGambit or any of its Subsidiaries does not file Tax Returns that iGambit or such Subsidiary is or may be subject to taxation by that jurisdiction.

(e)                No adjustment relating to any Tax Returns filed or required to be filed by iGambit or any of its Subsidiaries has been proposed in writing by any Tax Authority to iGambit or any of its Subsidiaries or any representative thereof.

(f)                 Neither iGambit nor any of its Subsidiaries has any liability for any unpaid Taxes (whether or not shown to be due on any Tax Return) which has not been accrued for or reserved on their respective balance sheets as of the Balance Sheet Date in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to iGambit or any of its Subsidiaries. There are no Encumbrances with respect to Taxes on any of the iGambit Assets, other than Encumbrances which are not individually or in the aggregate material, or customary Encumbrances for current Taxes not yet due and payable.

(g)                Neither iGambit nor any of its Subsidiaries (A) has ever been a member of a consolidated group other than a consolidated group of which iGambit is the parent corporation, or (B) has any liability for the Taxes of any person (other than iGambit or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. Neither iGambit nor any of its Subsidiaries is a party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement (other than such agreements existing as of the Signing Date between current members of iGambit’s affiliated group).

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(h)                To the Knowledge of iGambit, none of the iGambit Assets are tax-exempt use property within the meaning of Section 168(h) of the Code.

(i)                 iGambit and its Subsidiaries are in full compliance with all terms and conditions of any Tax exemptions, Tax holiday or other Tax reduction agreement or order of a territorial or foreign government and the consummation of the Merger will not have any material adverse effect on the continued validity and effectiveness of any such Tax exemptions, Tax holiday or other Tax reduction agreement or order.

(j)                 Neither iGambit nor any of its Subsidiaries has with respect to any open taxable period applied for and been granted permission to adopt a change in their respective methods of accounting requiring adjustments under Section 481 of the Code or comparable Applicable Law.

(k)                Neither iGambit nor any of its Subsidiaries is a partner or owner in any entity classified as a partnership for federal income tax purposes.

(l)                 Neither iGambit nor any of its Subsidiaries is classified as a disregarded entity for federal and state income Tax purposes. Neither iGambit nor any of its Subsidiaries has made an election under Treasury Regulations Section 301.7701-3 with respect to itself or any Entity.

(m)              No equity options, equity appreciation rights or other equity based awards issued or granted by iGambit are not in material compliance with Code Section 409A. Each “nonqualified deferred compensation plan” (as such term is defined in Code Section 409A and the guidance thereunder) under which iGambit or any of its Subsidiaries makes or is obligated to make payments is in good faith operational compliance with the requirements of Code Section 409A and the guidance thereunder. No payment to be made by iGambit or any of its Subsidiaries is or will be subject to penalties of Code Section 409A.

(n)                Neither iGambit nor any of its Subsidiaries will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting, (B) closing agreement, (C) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the IRC (or any similar provision of state, local or foreign law), (D) installment sale or open transaction disposition made on or prior to the Closing Date, or (E) prepaid amount received on or prior to the Closing Date outside of the ordinary course of business.

(o)                Neither iGambit nor any of its Subsidiaries has engaged in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1).

(p)                Neither iGambit nor any of its Subsidiaries has distributed stock of another Person, and neither iGambit nor any of its Subsidiaries has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code in the two (2) years prior to the Closing Date or that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Code Section 355(e)) that includes the transactions contemplated by this Agreement.

(q)                Neither iGambit nor any of its Subsidiaries is or has been at any time during the past five years a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

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(r)                 To the best of iGambit’s Knowledge, there is no property or obligation of it, any of its Subsidiaries or any of their respective Affiliates, including uncashed checks to vendors, customers or employees, non-refunded overpayments, or unclaimed subscription balances, that is escheatable or reportable as unclaimed property to any state, municipality or other governmental agency or Tax Authority under any applicable escheatment or unclaimed property Legal Requirements.

6.18           Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of iGambit, any of its Subsidiaries or any of their respective Affiliates.

6.19           Transactions with Affiliates. Except as set forth on Section 6.19 of the iGambit Disclosure Schedule, there are no existing contracts, Merger, indebtedness or other arrangements, or any related series thereof, between iGambit, on the one hand, and any of the directors, officers or other Affiliates of iGambit, on the other hand.

6.20           Insurance Policies. iGambit has made available to Clinigence true and correct copies of all policies of insurance maintained by iGambit and its Subsidiaries covering or affecting iGambit, its Subsidiaries, the iGambit Business or any of the iGambit Assets. All such policies are valid, outstanding and enforceable and neither iGambit nor any of its Subsidiaries has agreed to modify or cancel any of such insurance policies prior to the Signing Date, and no such entity has received notice of any actual or threatened modification or cancellation of any such insurance. All premiums due and payable on or prior to the Signing Date for such insurance policies have been duly paid.

6.21           Bank Accounts. iGambit has provided to Clinigence the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which iGambit and its Subsidiaries maintain any deposit or checking account, the account numbers of all such accounts and the names of all persons authorized to draw thereon or make withdrawals therefrom.

6.22           Powers of Attorney. There are no Persons who hold general or special powers of attorney from iGambit or any of its Subsidiaries.

6.23           Certain Securities Law Matters.

(a)                iGambit is not and never has been a shell company within the meaning of Rule 405 promulgated by the SEC.

(b)                No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to iGambit or, to iGambit’s Knowledge, any iGambit Covered Person (as defined in Rule 506(d)), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

(c)                iGambit has filed all reports, schedules, forms, statements and other documents required to be filed by iGambit under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension or further extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of iGambit included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of iGambit and its consolidated subsidiaries and affiliates as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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6.24           Full Disclosure.

(a)                Neither this Agreement nor any of the other Transaction Documents, (i) contains or will contain as of the Closing Date any untrue statement of fact or (ii) omits or will omit to state any material fact necessary to make any of the representations, warranties or other statements or information contained herein or therein (in light of the circumstances under which they were made) not misleading.

(b)                All of the information set forth in the iGambit Disclosure Schedule and provided to Clinigence or Clinigence’ counsel in connection with the Merger is accurate, correct and complete in all material respects.

ARTICLE 7.
REPRESENTATIONS AND WARRANTIES OF CLINIGENCE

Except as set forth in the corresponding sections of the disclosure schedule of Clinigence delivered to iGambit concurrently with the execution and delivery of this Agreement (the “Clinigence Disclosure Schedule”), Clinigence hereby represents and warrants to iGambit that, as of the Signing Date and as of the Closing Date:

7.1               Organization and Qualification. Clinigence is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Clinigence, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. Clinigence India is a corporation duly organized, validly existing and in good standing under the laws of India. Each of Clinigence and its Subsidiaries has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Clinigence and its Subsidiaries is duly qualified or licensed as a foreign corporation or other entity (and, as of the Closing Date will be duly qualified as a foreign corporation or other entity) to conduct business and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary or where the failure to so qualify would not reasonably be expected to result in a Clinigence Material Adverse Effect.

7.2               Authority; Capacity. Clinigence has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents, to perform its obligations hereunder, and to consummate the Merger. The execution and delivery of this Agreement and the other Transaction Documents and the consummation by Clinigence of the Merger have been, or will be as of the Closing Date, duly and validly authorized by all requisite actions and no other corporate or other proceedings on the part of Clinigence are necessary to authorize this Agreement or to consummate the Merger. This Agreement, the Transaction Documents and the consummation of the Merger have been, or will be as of the Closing Date, approved by Clinigence’s Board of Directors and the Clinigence Stockholders. This Agreement has been and, at Closing, the other Transaction Documents will be, duly and validly executed and delivered by Clinigence. This Agreement constitutes and, at Closing, together with the other Transaction Documents, will constitute the legal, valid and binding obligation of Clinigence, enforceable against Clinigence in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by the availability of equitable remedies and defenses.

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7.3               Capitalization; Ownership of Clinigence; Debt.

(a)                Section 7.3(a) of the Clinigence Disclosure Schedule sets forth the authorized and outstanding capital of Clinigence and each of its Subsidiaries, and the names of the record owners of all of the issued and outstanding Clinigence Common Stock owned by the Clinigence Stockholders and the number of shares of Clinigence Common Stock so owned. Each share of the capital stock or equity interest of Clinigence and each of its Subsidiaries is duly and validly authorized and issued, fully paid and nonassessable, and was not issued in violation of any preemptive rights of any stockholder or member of Clinigence or any of its Subsidiaries. All of the issued and outstanding shares of capital stock or equity interests of Clinigence and its Subsidiaries has been issued in accordance with all applicable federal and state securities Laws.

(b)                Except as set forth in Section 7.3(a) of the Clinigence Disclosure Schedule, there are no (i) outstanding securities of Clinigence or its Subsidiaries convertible into or exchangeable for any capital stock or other equity interests or securities of Clinigence or any of its Subsidiaries; (ii) preemptive, registration or similar rights on the part of any holder of any class of securities of Clinigence or any of its Subsidiaries; (iii) subscriptions, options, warrants, conversion, exchange or other rights, agreements or commitments of any kind relating to or obligating Clinigence or any of its Subsidiaries to issue, sell, purchase or redeem, or cause to be issued, sold, purchased or redeemed, any shares of capital stock or other equity interests of Clinigence or any of its Subsidiaries or any securities convertible into or exchangeable for any such shares or interests; (iv) other than this Agreement, stockholder agreements, buy-sell agreements, voting agreements, voting trusts or other agreements or understandings relating to the voting, purchase, transfer, redemption or other acquisition of any shares of the capital stock or other equity interests of Clinigence or any of its Subsidiaries; or (v) unpaid dividends or other distributions, whether current or accumulated, due or payable on any of the capital stock or other equity interests of Clinigence or any of its Subsidiaries. Neither Clinigence nor any of its Subsidiaries is obligated to redeem or otherwise acquire any of its outstanding shares of capital stock or other equity interests, and the consummation of the Merger will not trigger any such obligation.

(c)                Section 7.3(c) of the Clinigence Disclosure Schedule sets forth as of the Signing Date a true and complete list of all Debt of Clinigence and each of its Subsidiaries that exceeds $5,000 individually or $10,000 in the aggregate, including the number of shares or other equity interests of Clinigence or its Subsidiaries into which such Debt is convertible, as applicable.

7.4               No Conflicts; Required Consents. No Consents other than those set forth in Section 7.4 of the Clinigence Disclosure Schedule are required with respect to Clinigence’s execution and delivery of this Agreement, the other Transaction Documents, and the consummation of the Merger. The execution, delivery and performance of this Agreement and the other Transaction Documents by Clinigence do not and will not, with or without notice or lapse of time,

(a)                conflict with or violate the Clinigence Certificate of Incorporation;

(b)                conflict with or violate any Legal Requirement applicable to Clinigence or any of its Subsidiaries or by which any property or Assets of Clinigence or any of its Subsidiaries are bound or affected;

(c)                assuming the Consents listed in Section 7.4 of the Clinigence Disclosure Schedule are obtained, result in any breach of or constitute a default under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any Assets of Clinigence or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation;

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(d)                violate or conflict with any other restriction of any kind or character to which Clinigence or any of its Subsidiaries is subject; or

(e)                require Clinigence or any of its Subsidiaries to obtain any Consent of, or make or deliver any filing or notice to, a Governmental Authority.

7.5               Subsidiaries. Except for Clinigence LLC, of which Clinigence is the record and beneficial holder of all of the issued and outstanding equity interests, and Clinigence India, of which Clinigence is the record and beneficial holder of 51% of the issued and outstanding equity interests, Clinigence does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any Entity.

7.6               Financial Statements.

(a)                Clinigence has delivered to iGambit the following financial statements (collectively, the “Clinigence Financial Statements”):

(i)                 the audited consolidated balance sheets, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows, of Clinigence and its Subsidiaries as of and for the fiscal years ended December 31, 2017 and December 31, 2018, and review of the first quarter 2019 interim financial statements, together with the notes thereto; and

(ii)               the unaudited consolidated balance sheets, and the related unaudited consolidated statements of operations, changes in stockholders’ equity and cash flows, of Clinigence and its Subsidiaries (the “Clinigence Interim Balance Sheet”) as of the Balance Sheet Date.

(b)                All of the Clinigence Financial Statements:

(i)                 are true, accurate and complete in all material respects;

(ii)               are consistent in all material respects with the Books and Records of Clinigence and its Subsidiaries;

(iii)             present fairly and accurately the financial condition of Clinigence and its Subsidiaries as of the respective dates thereof and the results of operations, changes in stockholders’ equity and cash flows of Clinigence for the periods covered thereby; and

(iv)              have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered.

7.7               Absence of Undisclosed Liabilities. Neither Clinigence nor any of its Subsidiaries has any Liabilities other than:

(i)                 those set forth in the Clinigence Interim Balance Sheet;

(ii)               those incurred in the ordinary course of business and not required to be set forth in the Clinigence Interim Balance Sheet under GAAP and not in excess of an aggregate amount of $25,000;

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(iii)             the Debt listed in Section 7.3(c) of the Clinigence Disclosure Schedule;

(iv)              those listed in Section 7.7 of the Clinigence Disclosure Schedule;

(v)                those incurred in the ordinary course of business after the Balance Sheet Date and not in excess of $25,000 in the aggregate; or

(vi)              those incurred in connection with the execution of any of the Transaction Documents.

7.8               Absence of Changes. Since the Balance Sheet Date, except as expressly contemplated by this Agreement, (i) Clinigence and its Subsidiaries have conducted the Clinigence Business in the ordinary course of business, (ii) no event or circumstance has occurred that has had or is likely to have a Clinigence Material Adverse Effect, and (iii) neither Clinigence nor any of its Subsidiaries has:

(a)                Entered into any commitment or transaction in excess of $50,000 or any commitment or transaction not in the ordinary course of business;

(b)                Entered into any transaction with its officers, directors, managers, members or stockholders, or their Affiliates, except pursuant to a binding agreement effective as of the Signing Date and disclosed to iGambit in writing;

(c)                Amended or otherwise modified the material terms of any Clinigence Material Contract or Governmental Approval except as approved in writing by iGambit;

(d)                Commenced a Proceeding other than for the routine collection of bills;

(e)                Incurred any indebtedness for borrowed money or guaranteed any such indebtedness or issued or sold any debt securities or guaranteed any debt securities of others;

(f)                 Took any action or failed to take any action that could reasonably be expected to cause or result in a Clinigence Material Adverse Effect; or

(g)                Entered into any contract or agree, in writing or otherwise, to take any of the actions described above in this Section 7.8, or any action that would make any of its representations or warranties contained in this Agreement untrue or incorrect or prevent it from performing or cause it not to perform its covenants hereunder.

7.9               Material Contracts.

(a)                Section 7.9(a) of the Clinigence Disclosure Schedule provides a true and complete list of each of the following contracts to which Clinigence or any of its Subsidiaries is party other than this Agreement (collectively, the “Clinigence Material Contracts”):

(i)                 All leases for real property used by Clinigence or any of its Subsidiaries and all leases of personal property and any Contract affecting any right, title or interest in or to real property;

(ii)               All Contracts with Persons who are Service Providers, and all Clinigence Plans;

(iii)             Any Contract involving financing or borrowing of money, or evidencing indebtedness; any liability for borrowed money; any letters of credit; any obligation for the deferred purchase price of property in excess of $25,000; or guaranteeing in any way any Contract in connection with any Person;

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(iv)              Any joint venture, partnership, cooperative arrangement or any other Contract involving a sharing of profits;

(v)                Any Contract with any Governmental Authority;

(vi)              Any Contract with respect to the discharge, storage or removal of effluent, waste or pollutants;

(vii)            Any Contract for the purchase or sale of any Assets of Clinigence or any of its Subsidiaries other than in the ordinary course of business or for the option or preferential rights to purchase or sell any Assets of Clinigence or any of its Subsidiaries;

(viii)          Any Contract containing covenants not to compete in any line of business or with any Person in any geographical area or that would otherwise result in Clinigence or any of its Subsidiaries being bound by, or subject to, any non-compete or other restriction on the operation or scope of its businesses, including the Clinigence Business;

(ix)              Any Contract related to the acquisition of a business or the equity of any other Entity or the sale of Clinigence or any of its Subsidiaries or any Asset of Clinigence or any of its Subsidiaries;

(x)                Any other Contract which (i) provides for payment or performance by either party thereto having an aggregate value of $25,000 or more; (ii) is not terminable without payment or penalty on thirty (30) days (or less) notice; or (iii) is between, inter alia, Clinigence or any of its Subsidiaries and an Affiliate thereof;

(xi)              Any proposed arrangement of a type that, if entered into, would be a Contract described in any of Section 7.9(a)(i) through 7.9(a)(x) above.

(b)                True and complete copies of each written Clinigence Material Contract and true and complete written summaries of each oral Clinigence Material Contract (including all amendments, supplements, modifications and waivers thereto) have been provided to iGambit by Clinigence.

(c)                Each Clinigence Material Contract is currently valid, in full force and effect, and is enforceable by Clinigence or its Subsidiaries, as applicable, in accordance with its terms.

(d)                Neither Clinigence nor any of its Subsidiaries is in default, and no party has notified Clinigence or any of its Subsidiaries in writing that Clinigence or any of its Subsidiaries is in default, under any Clinigence Material Contract. No event has occurred, and no circumstance or condition exists, that might, with or without notice or lapse of time:

(i)                 result in a violation or breach of any of the provisions of any Clinigence Material Contract;

(ii)               give any Person the right to declare a default or exercise any remedy under any Clinigence Material Contract;

(iii)             give any Person the right to accelerate the maturity or performance of any Clinigence Material Contract or to cancel, terminate or modify any Clinigence Material Contract; or

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(iv)              otherwise have an Clinigence Material Adverse Effect in connection with any Clinigence Material Contract.

(e)                Neither Clinigence nor any of its Subsidiaries has waived any of its rights under any Clinigence Material Contract.

(f)                 The performance of the Clinigence Material Contracts will not result in any violation of or failure by Clinigence or any of its Subsidiaries to comply in all material respects with any Legal Requirement.

(g)                The Clinigence Material Contracts constitute all of the Contracts necessary to enable Clinigence and its Subsidiaries to conduct the Clinigence Business in the manner in which such Clinigence Business is currently being conducted.

(h)                The consummation of the Merger shall not result in Clinigence or any of its Subsidiaries being bound by, or subject to, any non-compete or other restriction on the operation or scope of its businesses, including the Clinigence Business.

7.10           Title; Sufficiency; Condition of Assets. Clinigence or its Subsidiaries has good and marketable title to or, in the case of leased property and assets, has valid and enforceable leasehold interests in, all of the Assets and properties reasonably necessary for the conduct of the Clinigence Business as presently conducted, in each case free and clear of all Encumbrances other than Permitted Encumbrances. No Assets, licenses or other rights that are used in the Clinigence Business are held by any Clinigence Stockholder or any Affiliate of any such stockholder. The Assets and leasehold improvements of Clinigence and its Subsidiaries are in good operating condition, reasonable wear and tear excepted, and are adequate for the purposes for which they are being used.

7.11           Leased Real Property.

(a)                Neither Clinigence nor any of its Subsidiaries owns or has ever owned any real property. Clinigence or its Subsidiaries has a valid, binding and enforceable leasehold interest in each of the leased real properties (collectively, the “Clinigence Facilities”) listed in Section 7.11(a) of the Clinigence Disclosure Schedule, free and clear of any Encumbrances, except for Clinigence Facility Leases and Permitted Encumbrances. Each lease, including all amendments thereto (excluding subordination and non-disturbance agreements, which will be delivered to iGambit on or before Closing), evidencing such leased real property (the “Clinigence Facility Leases”) is also listed in Section 7.11(a) of the Clinigence Disclosure Schedule. Section 7.11(a) of the Clinigence Disclosure Schedule sets forth, in respect of each Clinigence Facility Lease, the date and name of the parties to such Clinigence Facility Lease, description of the leased premises, the commencement and expiration dates of the lease term and any renewal terms, the amount of monthly or annual rental payments, the amount of the security deposit, and the status of rental payments, including any rental payments in arrears, any prepaid rent and the date through which rent is paid as of the Signing Date. Clinigence or its Subsidiaries presently occupies each of Clinigence Facilities free of any subleases, occupancy agreements, licenses, concessions or other agreements granting to any party or parties (other than Clinigence, its Subsidiaries or the applicable landlord) a right of use or occupancy of any portion of any Clinigence Facility. Clinigence’s or its Subsidiaries’ possession and quiet enjoyment of Clinigence Facilities under each of Clinigence Facility Leases has not been disturbed and there are no material disputes with respect to any of Clinigence Facility Leases. Each Clinigence Facility Lease is valid and in full force and effect, and, to Clinigence’s Knowledge, no default or event which with the giving of notice or the passage of time, or both, will constitute default has occurred under any Clinigence Facility Lease or been claimed to have occurred by either the landlord or the tenant thereunder. All Clinigence Facilities and tenant improvements located on or within such leased real property are adequate and suitable for the purposes for which they are currently being used and there are no deferred maintenance or repair items at any Clinigence Facility in excess of $25,000. No security deposit or portion thereof deposited with respect to any Clinigence Facility Lease has been applied in respect of a breach of or default under any of Clinigence Facility Leases that has not been re-deposited in full. Neither Clinigence nor any of its Subsidiaries owes and will not in the future owe any brokerage commissions or finder’s fees with respect to any of Clinigence Facility Leases. There are no material unsatisfied capital expenditure requirements or remodeling obligations of Clinigence or any of its Subsidiaries under any of Clinigence Facility Leases, other than ordinary maintenance and repair obligations. Neither Clinigence nor any of its Subsidiaries has assigned, transferred, sublet, or granted any person the right to use or occupy any of Clinigence Facilities arising under Clinigence Facility Leases or granted any other security interest in any Clinigence Facility Lease or any interest therein. Neither Clinigence nor any of its Subsidiaries has made any material modifications to Clinigence Facilities that will be required to be restored or otherwise removed at the expiration or termination of any Clinigence Facility Lease.

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(b)                Neither Clinigence nor any of its Subsidiaries has any leasehold interest in any leased real property other than Clinigence Facilities. Prior to the Signing Date, Clinigence has provided iGambit with true, correct and complete copies of all Clinigence Facility Leases, including all amendments and supplements thereto. The Clinigence Facility Leases constitute all of the written and oral agreements of any kind for the leasing, rental, use or occupancy of leased real property to which Clinigence or its Subsidiaries is a party. The Clinigence Facility Leases are the result of bona fide arm’s length negotiations between the parties thereto. No delivery date of any Clinigence Facilities under any Clinigence Facility Leases has been accelerated and the premises not yet delivered.

(c)                Neither Clinigence nor any of its Subsidiaries has received any written notice that its occupancy, use or the condition of any Clinigence Facility is in violation of any Applicable Laws, zoning ordinances or land use restrictions. There are no encroachments on the leased real property or any Clinigence Facility and no encroachment of any improvements to each onto adjacent property. Each Clinigence Facility is in good and operable condition and repair and in material compliance with all Applicable Laws.

(d)                Neither Clinigence nor any of its Subsidiaries knows of any facts that would adversely affect the possession, use or occupancy of any of any leased real property or any Clinigence Facility. No portion of any leased real property nor any Clinigence Facility is currently subject to any condemnation proceedings, and, to the Knowledge of Clinigence, no condemnation or taking is threatened or contemplated.

(e)                Clinigence or its Subsidiaries possesses all easements, rights, licenses, permits and approvals necessary to continue operation of the Clinigence Business including those related to the leased real property and any Clinigence Facility copies of which, to the extent in Clinigence’s possession, have been provided to Clinigence.

(f)                 All utilities serving the leased real property and each Clinigence Facility are adequate to operate each in the manner it is currently operated and, to the Knowledge of Clinigence, all utility lines, pipes, hook-ups and wires serving the leased real property and each Clinigence Facility are located within recorded easements for the benefit of each or in a public right-of-way, and any associated charges accrued to date have been fully paid.

7.12           Intellectual Property.

(a)                Section 7.12 of the Clinigence Disclosure Schedule sets forth an accurate and complete list and description of (i) all Registered Intellectual Property Rights owned or held by or on behalf of Clinigence or any of its Subsidiaries, and (ii) all trade and corporate names and all material unregistered trademarks and service marks owned or used by Clinigence or any of its Subsidiaries (collectively, the “Clinigence Registered Intellectual Property Rights”), specifying as to each such item: the name of the applicant/registrant and current owner, the jurisdictions by or in which each such Clinigence Registered Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed (or, for domain names, the applicable registrar), the respective registration or application numbers, the dates of issuance, registration or filing, and the prosecution status. Clinigence or its Subsidiaries are listed in the record of the appropriate Governmental Authority as the sole owner of each item of Clinigence Registered Intellectual Property Rights (except in the case of unregistered trademarks and service marks).

(b)                Each item of Clinigence Intellectual Property is owned solely by or is duly and validly licensed to Clinigence or its Subsidiaries for use in the manner currently used by Clinigence or its Subsidiaries in the conduct of the Clinigence Business, free and clear of any Encumbrances, except for non-exclusive licenses granted to end-user customers in the ordinary course of business. Each item of Clinigence Intellectual Property owned by Clinigence or its Subsidiaries is valid, subsisting, in full force and effect and, to Clinigence’s Knowledge, none is involved in any interference, reexamination, cancellation, or opposition proceeding, or any other currently pending or threatened proceeding or claim challenging the ownership, use, validity or enforceability of any such item of Clinigence Intellectual Property. The Clinigence Intellectual Property constitutes all of the Intellectual Property and Intellectual Property Rights used in or reasonably necessary for the conduct of the Clinigence Business.

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(c)                No Person who has licensed Intellectual Property to Clinigence or any of its Subsidiaries has ownership rights or license rights to improvements made by Clinigence or any of its Subsidiaries in such Intellectual Property pursuant to the terms of such license. Clinigence has not transferred ownership of, or granted any exclusive license of or right to use, or authorized the retention of any exclusive rights to use or joint ownership of, any Intellectual Property Rights that are included in Clinigence Intellectual Property to any Person.

(d)                All material registration, maintenance and renewal fees due and payable in connection with each item of Clinigence Registered Intellectual Property Rights have been paid and all documents and certificates necessary to maintain such Clinigence Registered Intellectual Property Rights have been timely filed with the relevant Government Authority, including the PTO, the U.S. Copyright Office, or their respective counterparts in any relevant foreign jurisdiction, as the case may be. To Clinigence’s Knowledge, there are no actions that must be taken by Clinigence or any of its Subsidiaries within one hundred and twenty (120) days following the Closing Date, including the payment of any registration, maintenance or renewal fees or the filing of any responses to offices actions, documents, applications or certificates for the purposes of obtaining, maintaining, perfecting, preserving or renewing any Clinigence Registered Intellectual Property Rights. Clinigence or its Subsidiaries have timely recorded an assignment of each Registered Intellectual Property Right assigned to Clinigence or any of its Subsidiaries, if any, with the relevant Governmental Authority, including the PTO, the U.S. Copyright Office or their respective counterparts in any relevant foreign jurisdiction, as the case may be. All Clinigence Registered Intellectual Property Rights were prosecuted and recorded in good faith and in compliance with all applicable rules, policies and procedures of any applicable Governmental Authority.

(e)                Clinigence and its Subsidiaries have taken commercially reasonable steps sufficient to maintain and protect the secrecy, confidentiality, value and Clinigence’s and its Subsidiaries’ rights in all Confidential Information and Trade Secrets of Clinigence or its Subsidiaries, respectively. Neither Clinigence nor any of its Subsidiaries has received written notice of any misappropriation or unauthorized disclosure of any Trade Secret or Confidential Information related to the Clinigence Business or the Assets of Clinigence or any of its Subsidiaries, or any violation or breach of obligations of confidentiality with respect to such, nor does Clinigence have Knowledge of any basis for such misappropriation, unauthorized disclosure, violation or breach.

(f)                 The operation of the Clinigence Business does not infringe or misappropriate any Intellectual Property Rights of any Person, violate any right of any Person (including any right to privacy or publicity) or constitute unfair competition or trade practices under the laws of any jurisdiction. Neither Clinigence nor any of its Subsidiaries has received written notice from any Person claiming that such operation or any Clinigence Product infringes or misappropriates any Intellectual Property Rights of any Person, violate any right of any Person (including any right to privacy or publicity) or constitutes unfair competition or trade practices under the laws of any jurisdiction (nor does Clinigence have Knowledge of any basis therefor).

(g)                To Clinigence’s Knowledge, no Person is violating, infringing or misappropriating any Clinigence Intellectual Property. Neither Clinigence nor any of its Subsidiaries has made any such claims against any Person with respect to any Clinigence Intellectual Property, and neither Clinigence nor any of its Subsidiaries has invited any Person to take a license, authorization, covenant not to sue or the like with respect to any Clinigence Intellectual Property.

(h)                There are no Proceedings to which Clinigence or any of its Subsidiaries is a party before any Governmental Authority (including before the PTO) anywhere in the world related to any of the Clinigence Intellectual Property, including any Clinigence Registered Intellectual Property Rights and, to Clinigence’s Knowledge, no such Proceedings are threatened.

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(i)                 No Clinigence Intellectual Property or Clinigence Product is subject to any Proceeding or any outstanding Order that restricts the use, transfer or licensing thereof by Clinigence or any of its Subsidiaries or that would reasonably be expected to adversely affect the validity, use or enforceability of such Clinigence Intellectual Property.

(j)                 Neither this Agreement nor the consummation of the Merger will (i) result in any loss of, or give rise to a right to modify or terminate the right to use, any material Clinigence Intellectual Property, (ii) result in (x) Clinigence or any of its Subsidiaries granting to any Person any license, covenant not to sue, immunity or other right with respect to any Clinigence Intellectual Property, including any release of Clinigence Intellectual Property from escrow; (y) Clinigence, any of its Subsidiaries or any of their respective Affiliates being bound by, or subject to, any non-compete or other restriction on the operation or scope of their businesses, including the Clinigence Business; or (z) Clinigence, any of its Subsidiaries or any of their respective Affiliates being obligated to pay any royalties or other amounts to any Person.

(k)                No current or former Service Provider of Clinigence or any of its Subsidiaries: (i) is, to Clinigence’s Knowledge, in violation of any term or covenant of any employment contract, consulting contract, services contract, statement of work, patent disclosure agreement, invention assignment agreement, non-disclosure agreement, non-competition, non-solicitation agreement or any other contract or agreement with any other party by virtue of such Service Provider’s being employed by, retained or engaged by, or performing services for, Clinigence or any of its Subsidiaries; or (ii) to Clinigence’s Knowledge has developed any technology, software or other copyrightable, patentable, or otherwise proprietary work for Clinigence or any of its Subsidiaries that is subject to any agreement executed prior to the termination of such Service Provider’s employment or other service to Clinigence or any of its Subsidiaries (or executed after the termination of such Service Provider’s employment or other service to Clinigence or any of its Subsidiaries) under which such Service Provider has assigned or otherwise granted to any third party any rights (including any Intellectual Property Rights) in or to such technology, software or other copyrightable, patentable or otherwise proprietary work.

(l)                 Clinigence and its Subsidiaries have taken commercially reasonable steps to preserve and maintain all the interests and proprietary rights of Clinigence and its Subsidiaries in, to and under the Clinigence Intellectual Property.

(m)              Section 7.12(m) of the Clinigence Disclosure Schedule lists all Open Source Software incorporated into, integrated or bundled with, linked to or otherwise used in or in the development of any Clinigence Product (or any part thereof) or otherwise used in any manner that may subject any Clinigence Product, in whole or in part, to all or part of any license obligations of any Open Source Software. To the extent that Open Source Software is incorporated in any Clinigence Products, neither Clinigence nor any of its Subsidiaries is required directly or indirectly to grant, or purport to grant, to third parties, by virtue of intermingling or integration of such software with any Clinigence Products, any rights or immunities under any Clinigence Products. Clinigence and its Subsidiaries have established a commercially reasonable policy that is designed to identify Open Source Software used by or for Clinigence and its Subsidiaries. With respect to any Open Source Software that is or has been used by or for Clinigence or any of its Subsidiaries in any way, Clinigence and its Subsidiaries have been and are in compliance with all applicable licenses with respect thereto, including all copyright notice and attribution requirements.

(n)                Neither Clinigence nor any of its Subsidiaries has (i) licensed any of the software included in any Clinigence Products or Clinigence Intellectual Property in source code form to any Person, or (ii) entered into any escrow agreements with respect to any such software. No event has occurred, and no circumstances or conditions exist, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure or delivery by Clinigence or any of its Subsidiaries (or any Person acting on behalf of Clinigence or any of its Subsidiaries) of any source code included in any Clinigence Products or Clinigence Intellectual Property, other than pursuant to agreements with Service Providers engaged in development activities for Clinigence or any of its Subsidiaries in the ordinary course of business.

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7.13           Service Providers.

(a)                Service Providers and Contracts. No Service Provider of Clinigence or any of its Subsidiaries has been granted the right to continued employment by Clinigence or any of its Subsidiaries, as applicable, or to any compensation following termination of employment with Clinigence or any of its Subsidiaries. Clinigence does not have any Knowledge that any Service Provider of Clinigence or any of its Subsidiaries intends to terminate his or her employment or other engagement with Clinigence or any of its Subsidiaries, nor does Clinigence or any of its Subsidiaries have a present intention to terminate the employment or engagement of any Service Provider.

(b)                Compensation. Clinigence has made available to iGambit an accurate, correct and complete list of all:

(i)                 current Service Providers of Clinigence and its Subsidiaries, including each Service Provider’s name, title or position, present annual compensation (including bonuses, commissions and deferred compensation), accrued and unused paid vacation and other paid leave, years of service, interests in any incentive compensation plan, and estimated entitlements to receive supplementary retirement benefits or allowances (whether pursuant to a contractual obligation or otherwise),

(ii)               individuals who are currently performing services for Clinigence or any of its Subsidiaries related to the Clinigence Business who are classified as “consultants” or “independent contractors,”

(iii)             bonuses, severance payments, termination pay and other special compensation of any kind paid to, accrued with respect to, or that would be payable to (as a result of the Merger), any present or former Service Provider since the Balance Sheet Date,

(iv)              increases in any Service Provider’s wage, salary or other compensation since the Balance Sheet Date, and

(v)                increases or changes in any other benefits or insurance provided to any Service Provider since the Balance Sheet Date. No Service Provider of Clinigence or any of its Subsidiaries is eligible for payments that would constitute “parachute payments” under Section 280G of the Code.

(c)                Disputes. There are no claims, disputes or controversies pending or, to Clinigence’s Knowledge, threatened involving any Service Provider or group of Service Providers. Neither Clinigence nor any of its Subsidiaries has suffered or sustained any work stoppage and no such work stoppage is threatened.

(d)                Wage and Hour Liabilities. Neither Clinigence nor any of its Subsidiaries has (i) any overtime, meal period, break period, hours of service or wage and hour obligation or liability of whatsoever kind with respect to any of its past or current Service Providers or any liability for failure to comply with any Applicable Law relating to any of the foregoing, or (ii) any obligation or liability for any payment to any trust, pension or other fund, including union trust funds, or to any governmental or administrative authority, with respect to unemployment compensation benefits, workers’ compensation benefits, social security, disability or other benefits for its Service Providers (other than routine payments to be made in the normal course of business and consistent with past practice).

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(e)                Labor Relations. There are no strikes, slowdowns, work stoppages or material labor relations controversies pending or, to the Knowledge of Clinigence, threatened between Clinigence or any of its Subsidiaries, on one hand, and any of their respective Service Providers, and neither Clinigence nor any of its Subsidiaries has experienced any such strike, slowdown, work stoppage or material controversy within the past three (3) years.

(f)                 Compliance with Employment Laws. Clinigence and its Subsidiaries are in compliance in all material respects with all Applicable Laws relating to employment practices and the employment of labor or use of contract workers, including those related to immigration, wages, hours and the payment and withholding of Taxes and other sums as required by the appropriate Governmental Authority, and has withheld and paid to the appropriate Governmental Authority or is holding for payment not yet due to such Governmental Authority all amounts required to be withheld from Service Providers of Clinigence and its Subsidiaries and is not liable for any arrears of wages, Taxes, penalties or other sums for failure to comply with any of the foregoing. Neither Clinigence nor any of its Subsidiaries knowingly utilizes or continues to utilize contractors who fail to comply with Form I-9, Employment Eligibility Verification, obligations relating to the contractor’s employees or who otherwise fail to comply with U.S. immigration laws. Since January 1, 2015, neither Clinigence nor any of its Subsidiaries has received any notices from the Social Security Administration or the U.S. Department of Homeland Security regarding a “mismatch” of employee names and Social Security Numbers or employee names and immigration-related documents.

(g)                FLSA. Since January 1, 2015, for purposes of the FLSA and all other Applicable Laws, (i) all individuals characterized and treated by Clinigence or any of its Subsidiaries as consultants or independent contractors are properly treated as independent contractors; (ii) all current or former employees compensated on a commission or piecework basis qualify or qualified for an applicable exemption, including Section 7(i) of the FLSA; and (iii) all current and former employees classified as exempt under the FLSA and Applicable Laws are or have been properly classified.

(h)                Compliance with Legal Requirements. Clinigence and its Subsidiaries have complied in all material respects with all Legal Requirements related to the employment or engagement of their respective Service Providers, including provisions related to wages, hours, leaves of absence, equal opportunity, occupational health and safety, workers’ compensation, severance, employee handbooks or manuals, collective bargaining and the payment of social security and other Taxes. Neither Clinigence nor any of its Subsidiaries has any Liability under any Legal Requirements related to employment and attributable to an event occurring or a state of facts existing on or prior to the Signing Date or the Closing Date.

7.14           Clinigence Benefit Plans.

(a)                Section 7.14(a) of the Clinigence Disclosure Schedule lists each employee benefit plans, as that term is defined in Section 3(3) of ERISA, and fringe benefit plans, as that term is defined in Section 6039D(d) of the Internal Revenue Code, which now are or ever have been maintained by Clinigence or any of its Subsidiaries, or by any trade or business, whether or not incorporated (an “Clinigence ERISA Affiliate”), or to which any Clinigence ERISA Affiliate now has or since December 31, 2016 has had an obligation to contribute (the “Clinigence Plans”). Section 7.14(a) of the Clinigence Disclosure Schedule identifies each of the Clinigence Plans that is an ERISA Plan. No event has occurred nor has there been any omission which would result in violation of any laws, rulings, or regulations applicable to any employee benefit plan. There are no claims pending or, to the Knowledge of the Clinigence, threatened with respect to any employee benefit plan, other than claims for benefits by employees, beneficiaries, or dependents arising in the normal course of the operation of any such plan.

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(b)                Each Clinigence Plan that is intended to be qualified under Section 401(a) or 401(k) of the Internal Revenue Code is identified as a “Qualified Plan” on the schedule of employee benefit plans and has in fact been so qualified from the effective date of its establishment and continues to be so qualified. No event or omission has occurred which would cause any such plan to lose its qualification under Section 401(a) or 401(k) of the Internal Revenue Code, or which would cause the Clinigence to incur liability for any excise tax under the Internal Revenue Code with respect to the maintenance, operation, or any other aspect of any such Qualified Plan.

(c)                With respect to each “group health plan” (as defined in Section 607(1) of ERISA) that has been maintained by the Clinigence, all notices required pursuant to Section 606 of ERISA have been provided on a timely basis and each such plan has otherwise complied in all material respects with the requirements of Sections 606 through 608 of ERISA.

(d)                With respect to each Clinigence Plan maintained by the Clinigence within the three years preceding the Closing, complete and correct copies of the following documents have been delivered to the Acquirer: (i) all documents embodying or governing such Clinigence Plan; (ii) the most recent IRS determination letter with respect to such Clinigence Plan; (iii) the three most recently filed IRS Forms 5500, with all applicable schedules attached thereto; (iv) the three most recent actuarial valuation reports completed with respect to such Clinigence Plan; (v) the summary plan description for such Clinigence Plan; and (vi) any insurance policy related to such Clinigence Plan.

(e)                All contributions and premiums that Clinigence, any of its Subsidiaries or any Clinigence ERISA Affiliate is required to pay under the terms of each of the ERISA Plans and Sections 412, 430 and 431 of the Code, if any, have, to the extent due, been paid in full or properly recorded on the financial statements or records of Clinigence or any of its Subsidiaries, and none of the ERISA Plans or any trust established thereunder has incurred any “accumulated funding deficiency” (as defined in Section 306(a) of ERISA and Section 431 of the Code), or any “unpaid minimum required contribution” (as defined in Section 4971(c) of the Code) whether or not waived, as of the last day of the most recent fiscal year of each of the ERISA Plans ended prior to the Signing Date. No lien has been imposed under Section 430(k)(n) of the Code or Section 306(g) of ERISA on the Clinigence Assets or any Clinigence ERISA Affiliate, and no event or circumstance has occurred that is reasonably likely to result in the imposition of any such lien on any such assets on account of any ERISA Plan.

(f)                 All contributions or other amounts withheld from any employee’s pay for deposit in a 401(k) plan or for payment of any health or insurance premiums or for any other purpose with respect to an Clinigence Plan have been timely deposited or transmitted to an insurance company in accordance with ERISA and applicable Department of Labor regulations and guidance.

(g)                Each of the Clinigence Plans has been operated and administered in all material respects in accordance with its terms and applicable laws, including ERISA and the Code.

7.15           Compliance with Laws; Governmental Approvals.

(a)                Neither Clinigence nor any of its Subsidiaries is now, or during the past five (5) years has been, in conflict with, or in default, breach or violation of, in any material respect, any Legal Requirement applicable to Clinigence or any of its Subsidiaries, or by which any Asset of Clinigence or any of its Subsidiaries is bound, subject or affected, and Clinigence and its Subsidiaries have timely filed all material reports, data and other information required to be filed with any Governmental Authority. Clinigence and its Subsidiaries are in possession of all Governmental Approvals reasonably necessary for Clinigence and its Subsidiaries to own, lease and operate its properties or to carry on the Clinigence Business. No suspension or cancellation of any Governmental Approvals is pending or, to the Knowledge of Clinigence, threatened, and no Governmental Approval is required to be obtained or filed in connection with the execution and delivery of this Agreement and the other Transaction Documents. Neither Clinigence nor any of its Subsidiaries has received written notice or communication from any Person of any inquiry, proceeding or investigation by any Governmental Authority alleging or based upon a violation of any Legal Requirement by Clinigence or any of its Subsidiaries or that involves services furnished or data submitted by Clinigence or any of its Subsidiaries.

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(b)                No Governmental Authority or other Person has conducted, or has given Clinigence or any of its Subsidiaries any notice or communication that it intends to conduct, any audit or other review of Clinigence’s or any of its Subsidiaries’ services to any of its customers with regard to such customer’s participation in, provision of services under, or submission of data in connection with the Medicare or similar state programs, and no such audit or review would reasonably be expected to result in any liability to Clinigence or any of its Subsidiaries for any reimbursement, penalty or interest with respect to payments received by Clinigence or any of its Subsidiaries. To Clinigence’s Knowledge, other than normal claims disputes, none of Clinigence’s or any of its Subsidiaries’ customers has any reimbursement or payment rate appeals, disputes or contested positions currently pending before any Governmental Authority or with any other third-party payor. Neither Clinigence nor any of its Subsidiaries has on behalf of any of its customers submitted any false or fraudulent claim to any third party and has not received any notice from any third party for any allegation of a billing mistake, overpayment claim, false claim or fraud by Clinigence or any of its Subsidiaries. All billing practices of Clinigence and its Subsidiaries have been true, fair and correct and in compliance with all Applicable Laws, and neither Clinigence nor any of its Subsidiaries has billed for or received any payment or reimbursement in excess of amounts permitted by Applicable Laws. Neither Clinigence nor any of its Subsidiaries has knowingly or willfully solicited, received, paid or offered to pay any remuneration, directly or indirectly, overtly or covertly, in cash or in kind, for the purpose of making or receiving any referral, that violated any applicable federal or state self-referral or anti-kickback law (including 42 U.S.C. § 1320a-7b(b)), rule, regulation, and Governmental Authority instructions and guidance. Clinigence and its Subsidiaries have complied with all applicable security and privacy standards regarding protected health information under HIPAA, and all Applicable Laws relating to data privacy and security. The Clinigence Business is being conducted in material compliance with all Legal Requirements, including those relating to licensing and Governmental Approvals. Neither Clinigence nor any of its Subsidiaries has been subject to a corporate integrity agreement, deferred prosecution agreement, consent decree or settlement agreement with or sanction by any Governmental Authority. If required consents timely are obtained and required notices timely are given, the consummation of the Merger will not adversely affect the reimbursement of Clinigence’s or any of its Subsidiaries’ customers by any third party payor.

7.16           Litigation. There is no Proceeding pending or, to the Knowledge of Clinigence, threatened against or affecting Clinigence, any of its Subsidiaries, any Assets of Clinigence or its Subsidiaries or the ability of Clinigence to consummate the Merger. None Clinigence or any of its Subsidiaries nor any Assets of Clinigence or any of its Subsidiaries is subject to any Order or any proposed Order that would prevent or delay the consummation of the Merger or would have a material adverse effect on the Assets of Clinigence or any of its Subsidiaries, the Clinigence Business or the ability of Clinigence to consummate the Merger.

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7.17           Taxes.

(a)                Each of Clinigence and its Subsidiaries has duly and timely filed all Tax Returns in all jurisdictions in which Tax Returns are required to be filed by it and all such Tax Returns are true, correct and complete in all material respect. Clinigence and its Subsidiaries have paid all Taxes required to be paid whether or not shown to be due on such Returns. Copies of all Tax Returns for the three (3) most recent years ending prior to the Signing Date have been made available to iGambit.

(b)                Clinigence and its Subsidiaries have withheld or paid, with respect to Clinigence’s and its Subsidiaries’ employees, all federal and state income Taxes, Taxes pursuant to the Federal Insurance Contribution Act, Taxes pursuant to the Federal Unemployment Tax Act and other Taxes required to be withheld.

(c)                Neither Clinigence nor any of its Subsidiaries has been delinquent in the payment of any Tax nor is there any Tax deficiency outstanding, assessed or, to the Knowledge of Clinigence, proposed against Clinigence or any of its Subsidiaries. Neither Clinigence nor any of its Subsidiaries has executed any unexpired waiver of any statute of limitations on or extension of any period for the assessment or collection of any Tax.

(d)                No audit or other examination of any Tax Return of Clinigence or any of its Subsidiaries by any Tax Authority is presently in progress, nor has Clinigence or any of its Subsidiaries been notified in writing of any request for such an audit or other examination. No claim has been made in writing by any Governmental Authority in a jurisdiction where Clinigence or any of its Subsidiaries does not file Tax Returns that Clinigence or such Subsidiary is or may be subject to taxation by that jurisdiction.

(e)                No adjustment relating to any Tax Returns filed or required to be filed by Clinigence or any of its Subsidiaries has been proposed in writing by any Tax Authority to Clinigence or any of its Subsidiaries or any representative thereof.

(f)                 Neither Clinigence or any of its Subsidiaries has any liability for any unpaid Taxes (whether or not shown to be due on any Tax Return) which has not been accrued for or reserved on Clinigence’s balance sheet as of the Balance Sheet Date in accordance with GAAP, whether asserted or unasserted, contingent or otherwise, which is material to Clinigence or any of its Subsidiaries. There are no Encumbrances with respect to Taxes on any of the Assets of Clinigence or any of its Subsidiaries, other than Encumbrances which are not individually or in the aggregate material, or customary Encumbrances for current Taxes not yet due and payable.

(g)                Neither Clinigence nor any of its Subsidiaries (A) has ever been a member of a consolidated group other than a consolidated group of which Clinigence is the parent corporation or (B) has any liability for the Taxes of any person (other than Clinigence or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise. Neither Clinigence nor any of its Subsidiaries is a party to or has any obligation under any tax-sharing, tax indemnity or tax allocation agreement or arrangement (other than such agreements existing as of the Signing Date between current members of Clinigence’s affiliated group).

(h)                To the Knowledge of Clinigence, none of the Assets of Clinigence or any of its Subsidiaries are tax-exempt use property within the meaning of Section 168(h) of the Code.

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(i)                 Clinigence and its Subsidiaries are in full compliance with all terms and conditions of any Tax exemptions, Tax holiday or other Tax reduction agreement or order of a territorial or foreign government and the consummation of the Merger will not have any material adverse effect on the continued validity and effectiveness of any such Tax exemptions, Tax holiday or other Tax reduction agreement or order.

(j)                 Neither Clinigence nor any of its Subsidiaries has with respect to any open taxable period applied for or been granted permission to adopt a change in its method of accounting requiring adjustments under Section 481 of the Code or comparable Applicable Law.

(k)                Neither Clinigence nor any of its Subsidiaries is a partner or owner in any entity classified as a partnership for federal income tax purposes.

(l)                 Neither Clinigence nor any of its Subsidiaries is classified as a disregarded entity for federal and state income Tax purposes. Clinigence has not made an election under Treasury Regulations Section 301.7701-3 with respect to itself or any Entity.

(m)              No equity options, equity appreciation rights or other equity based awards issued or granted by Clinigence or any of its Subsidiaries are not in material compliance with Code Section 409A. Each “nonqualified deferred compensation plan” (as such term is defined in Code Section 409A and the guidance thereunder) under which Clinigence or any of its Subsidiaries makes or is obligated to make payments is in good faith operational compliance with the requirements of Code Section 409A and the guidance thereunder. No payment to be made by Clinigence or any of its Subsidiaries is or will be subject to penalties of Code Section 409A.

(n)                There is no property or obligation of Clinigence, any of its Subsidiaries or any of their respective Affiliates, including uncashed checks to vendors, customers or employees, non-refunded overpayments, or unclaimed subscription balances, that is escheatable or reportable as unclaimed property to any state, municipality or other governmental agency or Tax Authority under any applicable escheatment or unclaimed property Legal Requirements.

(o)                Neither Clinigence nor any of its Subsidiaries will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting, (B) closing agreement, (C) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the IRC (or any similar provision of state, local or foreign law), (D) installment sale or open transaction disposition made on or prior to the Closing Date, or (E) prepaid amount received on or prior to the Closing Date outside of the ordinary course of business.

(p)                Neither Clinigence nor any of its Subsidiaries has engaged in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(1).

(q)                Neither Clinigence nor any of its Subsidiaries has distributed stock of another Person, and neither Clinigence nor any of its Subsidiaries has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code in the two (2) years prior to the Closing Date or that could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Code Section 355(e)) that includes the transactions contemplated by this Agreement.

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(r)                 Neither Clinigence nor any of its Subsidiaries is or has been at any time during the past five years a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

(s)                 To the best of Clinigence’s Knowledge, there is no property or obligation of it, any of its Subsidiaries or any of their respective Affiliates, including uncashed checks to vendors, customers or employees, non-refunded overpayments, or unclaimed subscription balances, that is escheatable or reportable as unclaimed property to any state, municipality or other governmental agency or Tax Authority under any applicable escheatment or unclaimed property Legal Requirements.

7.18           Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of Clinigence or any of its Subsidiaries.

7.19           Transactions with Affiliates. There are no existing contracts, Merger, indebtedness or other arrangements, or any related series thereof, between Clinigence or any of its Subsidiaries, on the one hand, and any of the directors, officers or other Affiliates of Clinigence or any of its Subsidiaries, on the other hand.

7.20           Insurance Policies. Clinigence has made available to iGambit true and correct copies of all policies of insurance maintained by Clinigence and its Subsidiaries covering or affecting Clinigence, its Subsidiaries the Clinigence Business or any of the Assets of Clinigence or any of its Subsidiaries. All such policies are valid, outstanding and enforceable and neither Clinigence nor any of its Subsidiaries has agreed to modify or cancel any of such insurance policies prior to the Signing Date, nor has Clinigence or any of its Subsidiaries received notice of any actual or threatened modification or cancellation of any such insurance. All premiums due and payable on or prior to the Signing Date for such insurance policies have been duly paid.

7.21           Bank Accounts. Clinigence has provided to iGambit the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which Clinigence or any of its Subsidiaries maintains any deposit or checking account, the account numbers of all such accounts and the names of all persons authorized to draw thereon or make withdrawals therefrom.

7.22           Powers of Attorney. There are no Persons who hold general or special powers of attorney from Clinigence or any of its Subsidiaries.

7.23           Full Disclosure.

(a)                Neither this Agreement nor any of the other Transaction Documents, (i) contains or will contain as of the Closing Date any untrue statement of fact or (ii) omits or will omit to state any material fact necessary to make any of the representations, warranties or other statements or information contained herein or therein (in light of the circumstances under which they were made) not misleading.

(b)                All of the information set forth in the Clinigence Disclosure Schedule and provided to iGambit or iGambit’s counsel in connection with the Merger is accurate, correct and complete in all material respects.

ARTICLE 8.
ADDITIONAL AGREEMENTS

8.1               Expenses. Whether or not the Merger is consummated, except as otherwise provided herein, all fees and expenses incurred in connection with the Merger including all legal, accounting, financial, advisory, consulting and all other fees and expenses of third parties incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the Merger, shall be the obligation of the respective party incurring such fees and expenses.

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8.2               Tax Returns.

(a)                As soon as reasonably practicable after the Closing, Clinigence and its Subsidiaries shall prepare, or cause to be prepared, all Tax Returns of Clinigence and its Subsidiaries required to be filed under applicable Law on or prior to the Closing Date (the “Clinigence Pre-Closing Tax Returns”) and shall be responsible for the timely filing (taking into account any extensions received from the relevant Tax Authorities) of such Tax Returns. Each such Clinigence Pre-Closing Tax Return shall be prepared on a basis consistent with those prepared for prior taxable periods unless otherwise required by applicable Law. Clinigence shall provide iGambit with a copy of each such Tax Return for its review, comment and approval no less than twenty (20) days prior to the earlier of the due date (taking into account valid extensions thereto) for such Tax Return, Clinigence shall revise such Tax Returns to reflect iGambit’s reasonable comments, and Clinigence shall timely file the foregoing unless iGambit withholds its consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. Clinigence stockholders shall be responsible for the payment of all Taxes shown to be due or that may come to be due on such Clinigence Pre-Closing Tax Returns. At the time of the filing of the Clinigence Pre-Closing Tax Returns, Clinigence shall contemporaneously deliver to iGambit an executed copy of all final Tax Returns along with copies of payments submitted with those Tax Returns.

(b)                iGambit shall prepare or cause to be prepared all Tax Returns with respect to a Pre-Closing Tax Period required by Law to be filed by Clinigence or any of its Subsidiaries after the Closing Date. If such Tax Return is a federal income Tax Return or reports a material Liability for Taxes, iGambit will, at least twenty (20) days prior to the due date for filing such Tax Return (taking into account valid extensions thereto), provide Clinigence with a copy of such proposed Tax Return (and such additional information regarding such Tax Return as may reasonably be requested in writing for review and comment. iGambit will consider in good faith any reasonable comments or suggestions made by the Signing Stockholders. All Taxes that are due and payable with respect to Tax Returns described in this Section 8.2(b) shall be the responsibility of the Clinigence Stockholders to the extent they constitute Pre-closing Taxes. The Tax Returns described in this Section 8.2(b) with respect to a Pre-Closing Tax Period shall be prepared on a basis consistent with those prepared for prior taxable periods unless otherwise required by Law.

(c)                The portion of any Tax that is allocable to the portion of any Straddle Period that ends on the Closing Date will be: (A) in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, capital or net worth, (ii) imposed in connection with the sale, transfer or assignment of property, (iii) that are real property Taxes, personal property Taxes and similar ad valorem Taxes, or (iv) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and (B) in the case of other Taxes, deemed to be the amount of such Taxes for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period.

8.3               Schedules. The parties hereto acknowledge and agree that, in the interest of expediting the execution and delivery of this Agreement, they have not delivered all of the Schedules to this Agreement prior to the Signing Date, and it is expressly contemplated that the parties will supplement any such Schedules delivered on or prior to the Signing Date and add additional Schedules after the Signing Date but prior to the Closing Date so that the Schedules shall be accurate and complete as of the Closing Date. If Clinigence discloses any facts, circumstances or matters not disclosed in any Schedules delivered on or prior to the Signing Date that, individually or in the aggregate, could reasonably be expected to result in a Clinigence Material Adverse Effect, then iGambit may elect to terminate this Agreement pursuant to Section 10.1(a)(v). If iGambit discloses any facts, circumstances or matters not disclosed in any Schedules delivered on or prior to the Signing Date that, individually or in the aggregate, could reasonably be expected to result in an iGambit Material Adverse Effect, then Clinigence may elect to terminate this Agreement pursuant to Section 10.1(a)(vi).

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8.4               Voting Agreement. Until the Effective Time or the earlier termination of this Agreement in accordance with its terms, the Signing Stockholder shall vote the shares of iGambit stock owned by him (or provide his written consent) in favor of the approval of this Agreement and the Merger and against the approval of any proposal made in opposition to, or in competition with, this Agreement or the Merger, including any Acquisition Transaction. The Signing Stockholder hereby agrees, during the period commencing on the Signing Date and ending at the Effective Time or the earlier termination of this Agreement in accordance with its terms, except as expressly provided in this Agreement, not to transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the shares of iGambit owned by him. Notwithstanding anything to the contrary in this Agreement, the obligations of the Signing Stockholder under this Agreement shall survive the termination of this Agreement.

8.5               iGambit Board Observer Rights. Promptly following the Closing, iGambit shall enter into an agreement with the Signing Stockholder granting him customary observer rights with respect to the iGambit Board for two (2) years following the Closing.

8.6               HealthDatix Florida Management Team. iGambit shall use its commercially reasonable efforts to retain (and, to the extent required, obtain the necessary consents to the Merger from) the management team of HealthDatix Florida, consisting of Jerry Robinson, Mary Joe Robinson, Kathleen Shepherd and Mario Arnaoutoglou-Andreou (the “HealthDatix Florida Management Team”). Following the Closing, iGambit and Clinigence agree not to terminate any member of the HealthDatix Florida Management Team prior to the second anniversary of the Closing except for cause, as determined in good faith by the iGambit Board.

ARTICLE 9.
CONDITIONS TO CLOSING

9.1               Conditions Precedent to Obligations of Clinigence. The obligations of Clinigence to consummate the Merger are subject to the satisfaction of the following conditions, unless waived by Clinigence in writing:

(a)                Representations and Warranties. The representations and warranties of iGambit, Merger Sub and the Signing Stockholder set forth in this Agreement shall be true and correct in all respects on and as of the date made and as of the Closing Date as if made on the date thereof (except to the extent such representation or warranty specifies an earlier date).

(b)                Performance of Obligations. iGambit, Merger Sub and the Signing Stockholder shall have performed in all respects all obligations and covenants required to be performed by them under this Agreement, including those set forth in Section 4.1, and any other agreement or document entered into in connection herewith prior to the Closing Date.

(c)                No Material Adverse Effect. There shall have been no iGambit Material Adverse Effect from the Balance Sheet Date through the Closing Date.

(d)                Governmental Approvals. Each of the parties shall have obtained all Consents of Governmental Authorities required to consummate the Merger, in form and substance satisfactory to Clinigence.

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(e)                Legal Requirements. No Legal Requirement shall be in effect which prohibits or materially restricts the consummation of the Merger at the Closing, or which otherwise materially adversely affects in any respect the right or ability of Clinigence to own, operate or control iGambit or the iGambit Assets, or Clinigence or the Clinigence Business, respectively, in whole or part, and no Proceeding is pending or threatened in writing by a Governmental Authority which is likely to result in a Legal Requirement having such an effect.

(f)                 Stockholder Consent. Clinigence shall have obtained the requisite consent of its stockholders in accordance with the laws of the State of Delaware, the Clinigence Certificate of Incorporation or related documents, and any agreements applicable to Clinigence approving this Agreement, the other Transaction Documents to which iGambit is a party and the consummation of the Merger.

(g)                Consents Under Specified iGambit Contracts. iGambit shall have obtained all requisite third party Consents to the consummation of the Merger under those iGambit Contracts set forth in Schedule 9.1(g) (each, a “Specified iGambit Contract”).

(h)                Consents Under Specified Clinigence Contracts. Clinigence shall have obtained all requisite third party Consents to the consummation of the Merger under those Clinigence Contracts set forth in Schedule 9.1(h) (each, a “Specified Clinigence Contract”).

(i)                 Closing Deliveries. iGambit and the Signing Stockholder shall have delivered to Clinigence all of the closing documents and agreements set forth in Section 5.1.

(j)                 OTCQB Qualified. iGambit shall be OTCQB qualified and its securities shall be DTC eligible.

(k)                Securities Filings. iGambit shall have filed all forms, reports, statements and documents required to be filed by it with the SEC, including information required pursuant to Rule 14f-1 of the Exchange Act regarding the Merger.

(l)                 Form 8-K. iGambit and Clinigence shall have prepared a draft current report on Form 8-K with respect to the Merger in a form reasonably satisfactory to Clinigence, which will be filed with the SEC immediately following the Effective Time.

(m)              FINRA Approvals. iGambit shall have provided required notice to FINRA of the transactions set forth in Section 4.1 (including the reverse stock split and name change) and of the Merger, and obtained all required FINRA approvals related to the Merger.

(n)                Clinigence Audit. The audit of Clinigence by its accountants shall have been completed.

(o)                Clinigence Audited Financial Statements. Clinigence shall have completed two years of audited financial statements.

(p)                Dissenting Shares. The number of shares of Clinigence Common Stock that are Dissenting Shares shall be less than five percent (5%) of the aggregate number of shares of Clinigence Common Stock issued and outstanding immediately prior to the Effective Time.

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9.2               Conditions Precedent to Obligations of iGambit and the Signing Stockholder. The obligations of iGambit and the Signing Stockholder to consummate the Merger are subject to the satisfaction of the following conditions, unless waived by iGambit and the Signing Stockholder in writing:

(a)                Representations and Warranties. The representations and warranties of Clinigence set forth in this Agreement shall be true and correct in all respects on and as of the date made and as of the Closing Date as if made on the date thereof (except to the extent such representation or warranty specifies an earlier date).

(b)                Performance of Obligations. Clinigence shall have performed in all respects all obligations and covenants required to be performed by them under this Agreement and any other agreement or document entered into in connection herewith prior to the Closing Date.

(c)                No Material Adverse Effect. There shall have been no Clinigence Material Adverse Effect from the Balance Sheet Date through the Closing Date.

(d)                Governmental Approvals. Each of the parties shall have obtained all Consents of Governmental Authorities required to consummate the Merger, in form and substance satisfactory to iGambit.

(e)                Legal Requirements. No Legal Requirement shall be in effect which prohibits or materially restricts the consummation of the Merger at the Closing, or which otherwise materially adversely affects in any respect the right or ability of Clinigence to own, operate or control iGambit or the iGambit Assets, or Clinigence or the Clinigence Business, respectively, in whole or part, and no Proceeding is pending or threatened in writing by a Governmental Authority which is likely to result in a Legal Requirement having such an effect.

(f)                 Consents Under Specified Clinigence Contracts. Clinigence shall have obtained all requisite third party Consents to the consummation of the Merger under the Specified Clinigence Contracts.

(g)                Consents Under Specified iGambit Contracts. iGambit shall have obtained all requisite third party Consents to the consummation of the Merger under the Specified iGambit Contracts.

(h)                Closing Deliveries. Clinigence shall have delivered to iGambit all of the closing documents and agreements set forth in Section 5.2.

(i)                 OTCQB Qualified. iGambit shall be OTCQB qualified and its securities shall be DTC eligible.

(j)                 Form 8-K. iGambit and Clinigence shall have prepared a draft current report on Form 8-K with respect to the Merger in a form reasonably satisfactory to Clinigence, which will be filed with the SEC immediately following the Effective Time.

(k)                Clinigence Audit. The audit of Clinigence by its accountants shall have been completed along with a clean opinion of such accounting firm.

(l)                 Clinigence Audited Financial Statements. Clinigence shall have completed two years of audited financial statements and a review of the interim, unaudited financial statements for the first quarter of 2019.

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(m)              Dissenting Shares. The number of shares of Clinigence Common Stock that are Dissenting Shares shall be less than five percent (5%) of the aggregate number of shares of Clinigence Common Stock issued and outstanding immediately prior to the Effective Time.

ARTICLE 10.
TERMINATION

10.1           Termination.

(a)                Circumstances for Termination. At any time prior to the Closing, this Agreement may be terminated by written notice:

(i)                 by the mutual written consent of Clinigence and iGambit;

(ii)               by Clinigence, if iGambit, the Signing Stockholder and/or Merger Sub is in material breach of any provision of this Agreement, which material breach would give rise to a failure to satisfy any condition set forth in Section 9.1, and such breach shall not have been cured within thirty (30) days of written notice from the terminating party of such breach, provided, that the terminating party is not, on the date of termination, in material breach of any material provision of this Agreement;

(iii)             by iGambit, if Clinigence is in material breach of any provision of this Agreement, which material breach would give rise to a failure to satisfy any condition set forth in Section 9.2, and such breach shall not have been cured within thirty (30) days of written notice from the terminating party of such breach, provided, that the terminating party is not, on the date of termination, in material breach of any material provision of this Agreement;

(iv)              by either Clinigence or iGambit if the Closing has not occurred on or prior to November 30, 2019, or such later date as mutually agreed to in writing by the parties, for any reason, provided, that the terminating party shall not have breached its obligations hereunder in any manner that shall have contributed to the failure to consummate the Closing by such date;

(v)                by iGambit, pursuant to Section 8.3;

(vi)              by Clinigence, pursuant to Section 8.3; and

(vii)            by iGambit if: (A) less than twenty (20) days have passed since the mailing of the iGambit Information Statement; (B) (w) the iGambit Board has determined that an Acquisition Proposal constitutes a Superior Offer (provided that such Acquisition Proposal was not solicited in violation of Section 4.6), (x) iGambit has provided at least ten (10) days’ prior written notice to Clinigence of such determination (which notice shall specify the material terms and conditions of any such Superior Offer (including the identity of the party making such Superior Offer), and shall have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such Superior Offer and other material documents, including the then current form of the definitive agreement with respect to such Superior Offer), (y) iGambit has negotiated in good faith with Clinigence to amend the terms of this Agreement so that the Superior Offer would no longer constitute a Superior Offer, (z) ten (10) days have elapsed since such notice to iGambit and the Acquisition Proposal remains a Superior Offer (it being understood that any material revision or amendment to the terms of such Acquisition Proposal shall require a new notice to Clinigence); and (C) concurrently with the termination hereunder, iGambit enters into a definitive acquisition agreement providing for the Superior Offer; provided, that iGambit shall pay to Clinigence, in immediately available funds, an amount equal to (i) $400,000, (ii) all out of pocket expenses incurred by Clinigence in connection with the transactions contemplated herein and (iii) the outstanding principal balance and accrued interest outstanding (payable at the default rate thereunder) on the promissory notes in favor of Clinigence, the total sum amount of which shall be due and payable immediately upon such termination.

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(b)                Effect of Termination. If this Agreement is terminated in accordance with Section 10.1(a), all obligations of the parties hereunder shall terminate, except for the obligations set forth in this Section 10.1 and in ARTICLE 11; provided, that such termination shall not release either party from any liability that has already accrued as of the effective date of such termination, and shall not constitute a waiver or release of, or otherwise be deemed to prejudice or adversely affect, any rights, remedies or claims, whether for damages or otherwise, which a party may have hereunder, at law, equity or otherwise or which may arise out of or in connection with such termination.

ARTICLE 11.
MISCELLANEOUS PROVISIONS

11.1           Amendments and Waivers. This Agreement may not be amended, supplemented or modified, except by an agreement in writing signed by Clinigence, iGambit, and the Signing Stockholder. Any party may waive compliance by any other party with any term or provision of this Agreement; provided, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

11.2           Notices. All notices, requests, demands and other communications required or permitted under this Agreement and under Applicable Law shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered personally or by telecopy, (ii) one (1) Business Day following the day when deposited with a reputable, established overnight courier service for delivery to the intended addressee, or (iii) three (3) Business Days following the day when deposited with the United States Postal Service as first class, registered or certified mail, postage prepaid and addressed as set forth below:

If to Clinigence:

Clinigence Holdings, Inc.

55 Ivan Allen Jr. Blvd. NW, #875

Atlanta, GA 30308

Attention: Jacob Margolin

Warren Hosseinion

Telephone No.: (678) 778-5844
E-mail: kobi.margolin@clinigence.com

warren.hosseinion@clinigence.com

Following Closing, with a copy, which shall not constitute notice, given in the manner prescribed above, to:

Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, CA 94111-3598
Attention: P. Rupert Russell, Esq.
Telephone No.: (415) 421-6500
Facsimile No.: (415) 421-2922
Email: rrussell@sflaw.com

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If to iGambit, Merger Sub or the Signing Stockholder:

iGambit, Inc.

1050 W. Jericho Turnpike, Suite A

Smithtown, New York 11787

Attention: Elisa Luqman
Telephone No.: [_]

E-mail: elisa@igambit.com

With a copy, which shall not constitute notice, given in the manner prescribed above, to:

Dickinson Wright PLLC
350 East Las Olas Blvd., Suite 1750
Ft. Lauderdale, FL 33301
Attention: Joel Mayersohn, Esq.
Telephone No.: (954)-991-5426
E-mail: jmayersohn@dickisonwright.com

Any party may alter its notice address by notifying the other parties of such change of address in conformity with the provisions of this section.

11.3           Governing Law. This Agreement is to be construed in accordance with and governed by the laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of the State of Delaware to the rights and duties of the parties.

11.4           Exhibits and Schedules. All Exhibits and Schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

11.5           Disclosure Schedule References. The parties hereto agree that any reference in a particular Section of the iGambit Disclosure Schedule or Clinigence Disclosure Schedule, respectively, shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) the representations and warranties (or covenants, as applicable) that are contained in the corresponding Section of this Agreement (except to the extent that the relevance of such disclosure to other Sections and subsections of the iGambit Disclosure Schedule and Clinigence  Disclosure Schedule, respectively, is reasonably apparent from the context of the disclosure or such disclosure is specifically cross referenced in another part of the iGambit Disclosure Schedule or Clinigence  Disclosure Schedule, respectively, in which event such disclosure shall be deemed to relate to such other part of the iGambit Disclosure Schedule or Clinigence  Disclosure Schedule, respectively).

11.6           Assignments Prohibited; Successors and Assigns. No Person shall assign, suffer, or permit an assignment (by operation of law or otherwise) of, its rights or obligations under or interest in this Agreement without the prior written consent of Clinigence. Clinigence shall not assign, or suffer or permit an assignment (by operation of law or otherwise) of, its rights or obligations under or interest in this Agreement without the prior written consent of iGambit, except that no such prior written consent shall be required for any assignment or deemed assignment in connection with (a) any sale or transfer for value of all or substantially all of the assets or business of Clinigence (whether by sale of assets, sale of equity, merger, recapitalization, reorganization or similar transaction), (b) any change in the jurisdiction in which Clinigence is organized or incorporated or (c) in connection with any bona fide initial public offering of Clinigence. Any purported assignment or other disposition, except as permitted herein, shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

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11.7           No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and permitted assigns, and the parties do not intend to confer third-party beneficiary rights upon any other Person.

11.8           Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

11.9           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Merger contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Merger contemplated hereby be consummated as originally contemplated to the fullest extent possible.

11.10        Entire Agreement. This Agreement (which per Section 11.4 includes all Exhibits and Schedules attached hereto) contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written among the parties. The parties intend that this Agreement be the several, complete and exclusive embodiment of their agreement, and that any evidence, oral or written, of a prior or contemporaneous agreement that alters or modifies this Agreement shall not be admissible in any proceeding concerning this Agreement. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

11.11        Interpretation. Unless otherwise indicated herein, with respect to any reference made in this Agreement to a Section (or Article, Subsection, Paragraph, Subparagraph or Clause), Exhibit or Schedule, such reference shall be to a section (or article, subsection, paragraph, subparagraph or clause) of, or an exhibit or schedule to, this Agreement. The table of contents and any article, section, subsection, paragraph or subparagraph headings contained in this Agreement and the recitals at the beginning of this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed, as the context indicates, to be followed by the words “but (is/are) not limited to.” Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate. Where specific language is used to clarify or illustrate by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict the construction of the general statement that is being clarified or illustrated.

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11.12        Construction. The construction of this Agreement shall not take into consideration the party who drafted or whose representative drafted any portion of this Agreement, and no canon of construction shall be applied that resolves ambiguities against the drafter of a document. Each party acknowledges that: (a) it has read this Agreement; (b) it has been represented in the preparation, negotiation and execution of this Agreement by legal counsel of its own choice or has voluntarily declined to seek such counsel; and (c) it understands the terms and consequences of this Agreement and is fully aware of the legal and binding effect of this Agreement.

11.13        Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties only in the State of Delaware, or, if it has or can acquire the necessary jurisdiction, in the United States District Court for the District of Delaware. Each of the parties consents to the exclusive jurisdiction of such courts (and the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

11.14        Waiver of Jury Trial. THE PARTIES HEREBY EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY OR AGAINST EITHER OF THEM RELATING TO THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT INVOLVES COMPLEX MERGER AND THAT DISPUTES HEREUNDER WILL BE MORE QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT DECISION MAKER. ACCORDINGLY, THE PARTIES AGREE, BASED ON THE ADVICE OF THEIR COUNSEL, THAT ANY DISPUTE HEREUNDER BE RESOLVED BY A JUDGE APPLYING APPLICABLE LAW.

11.15        Provisional Relief; Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court as provided in Section 11.13, in addition to any other remedy to which they are entitled at law or in equity.

11.16        Recovery of Fees by Prevailing Party. If any legal action, including an action for arbitration or injunctive relief, is brought relating to this Agreement or the breach or alleged breach hereof, the prevailing party in any final judgment or arbitration award, or the non-dismissing party in the event of a voluntary dismissal by the party instituting the action, shall be entitled to the full amount of all reasonable expenses, including all court costs, arbitration fees and actual attorneys’ fees paid or incurred in good faith.

11.17        Further Assurances. Each party agrees (a) to furnish upon request to each other party such further information, (b) to execute and deliver to each other party such other documents and (c) to do such other acts and things, all as another party may reasonably request for the purpose of carrying out the intent of this Agreement and the Merger contemplated by this Agreement.

11.18        Time of the Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

[Signatures Pages Follow]

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IN WITNESS WHEREOF, each of the parties has executed this Agreement or caused it to be executed on its behalf by their respective officers thereunto duly authorized all as of the date first written above.

CLINIGENCE:

Clinigence Holdings, Inc.

By:
Jacob Margolin
President

By:
Warren Hosseinion
Chairmain of the Board

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IGAMBIT:

iGambit, Inc.

By:
John Salerno
Chief Executive Officer

MERGER SUB:

HealthDatix, Inc.

By:
John Salerno
Chief Executive Officer

SIGNING STOCKHOLDER:

John Salerno

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SCHEDULES AND EXHIBITS

Schedule 1	Definitions
Schedule 2.6	Directors and Officers of Surviving Corporation
Schedule 4.1	Conversion of iGambit Deferred Compensation
Schedule 6	iGambit Disclosure Schedule
Schedule 7	Clinigence Disclosure Schedule
Schedule 9.1(g)	Specified iGambit Contracts
Schedule 9.1(h)	Specified Clinigence Contracts

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SCHEDULE 1
Definitions

“Acquisition Proposal” has the meaning specified in Section 4.6.

“Acquisition Transaction” has the meaning specified in Section 4.6.

“Affiliate” means, with respect to a specified Person, (a) any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person; (b) any Person who is a director, officer, manager or general partner (i) of such specified Person, or (ii) of any Person described in clause (a) above; or (c) any Person who is related to a Person described in clauses (a) or (b) above by blood or marriage. For the purposes of this definition, (1) ”control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing, and (2) ”control” shall be deemed to include ownership of 50% or more of the voting securities of such specified Person.

“Agreement” means this Agreement and Plan of Merger (including the iGambit Disclosure Schedule, the Clinigence Disclosure Schedule, and all other schedules and exhibits attached hereto), as amended from time to time.

“Applicable Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Assets” means, with respect to iGambit, Clinigence or their respective Subsidiaries, as applicable, all of the assets whether real, personal, tangible or intangible used or held for use in connection with the iGambit Business or the Clinigence Business, as applicable, all of which are owned or leased by such Person.

“Balance Sheet Date” means March 31, 2019.

“Books and Records” means all books, files, papers, agreements, correspondence, databases, information systems, programs, software, documents and records of iGambit, Clinigence or their respective Subsidiaries, as applicable, on whatever medium.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in San Francisco, California or New York, New York are authorized or required by Applicable Law to close.

“Cancelled Shares” has the meaning set forth in Section 3.1(a).

“Capitalization Certificate” has the meaning set forth in Section 3.3(e).

“Certificate of Merger” has the meaning set forth in Section 2.3.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

“Clinigence” has the meaning set forth in the Preamble.

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“Clinigence Assets” means all assets, properties, business and goodwill, owned, held or used in or arising from or related to the conduct of the Clinigence Business by Clinigence or any of its Subsidiaries as the same shall exist as of the Closing Date.

“Clinigence Board” has the meaning set forth in the Recitals.

“Clinigence  Business” means the business conducted by Clinigence or any of its Subsidiaries as of the Closing Date.

“Clinigence Certificate of Incorporation” means the Certificate of Incorporation of Clinigence  filed with the Secretary of State of the State of Delaware.

“Clinigence Common Stock” has the meaning set forth in the Recitals.

“Clinigence Disclosure Schedule” has the meaning specified in the first paragraph of ARTICLE 7.

“Clinigence ERISA Affiliate” has the meaning specified in Section 7.14(a).

“Clinigence Facilities” has the meaning specified in Section 7.11(a).

“Clinigence Facility Leases” has the meaning specified in Section 7.11(a).

“Clinigence Financial Statements” has the meaning specified in Section 7.6(a).

“Clinigence India” means Clinigence India Private Limited, an entity organized under the laws of India.

“Clinigence Intellectual Property” means all Intellectual Property and Intellectual Property Rights used, held for use, or contemplated to be used in connection with the Clinigence Business, any Clinigence Products, whether owned or controlled, licensed, owned or controlled by or for, licensed to, or otherwise held by or for the benefit of Clinigence or any of its Subsidiaries, including the Clinigence (or any of its Affiliates) Registered Intellectual Property Rights.

“Clinigence Interim Balance Sheet” has the meaning set forth in Section 7.6(a)(ii).

“Clinigence LLC” means Clinigence, LLC, a Georgia limited liability company.

“Clinigence Material Adverse Effect” means any event, change or effect that, when taken individually or together with all other adverse events, changes and effects, is or is reasonably likely (i) to be materially adverse to the financial condition, properties, assets, liabilities, business, operations or results of operations of Clinigence, any of its Subsidiaries or the Clinigence Business or (ii) to prevent or materially delay consummation of the Merger or otherwise to prevent Clinigence from performing its obligations under this Agreement; and

“Clinigence Material Contracts” has the meaning specified in Section 7.9(a).

“Clinigence Plans” has the meaning specified in Section 7.14(a).

“Clinigence Products” means all products and services that Clinigence has made commercially available and for which Clinigence or any of its Subsidiaries currently receives revenue and all products and services under development as of the Signing Date by Clinigence that Clinigence or any of its Subsidiaries intends to make commercially available.

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“Clinigence Registered Intellectual Property Rights” has the meaning specified in Section 7.12(a).

“Clinigence Stockholders” has the meaning set forth in Section 3.1(b).

“Clinigence Stock Option” has the meaning set forth in Section 3.3(a).

“Clinigence Warrant” has the meaning set forth in Section 3.3(b).

“Closing” has the meaning specified in Section 2.2.

“Closing Date” has the meaning specified in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended.

“Confidential Information” means all Trade Secrets and other confidential and/or proprietary information of a Person, including information derived from reports, investigations, research, work in progress, codes, marketing and sales programs, financial projections, cost summaries, pricing formulae, algorithms, contract analyses, financial information, projections, confidential filings with any state or federal agency, and all other confidential concepts, methods of doing business, ideas, materials or information prepared or performed for, by or on behalf of such Person by its Service Providers or Representatives, and including confidential and/or proprietary information obtained from other Person’s to whom such Person has a duty of confidentiality.

“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Approval).

“Consideration Spreadsheet” has the meaning specified in Section 3.3(f).

“Contract” means any agreement, contract, consensual obligation, promise, understanding, arrangement, commitment or undertaking of any nature (whether written or oral and whether express or implied), whether or not legally binding.

“Copyrights” means all copyrights, including in and to works of authorship and all other rights corresponding thereto throughout the world, whether published or unpublished, including rights to prepare, reproduce, perform, display and distribute copyrighted works and copies, compilations and derivative works thereof.

“Debt” means, with respect to any Person, all liabilities: (a) for money borrowed from banks or similar financial institutions or evidenced by bonds, debentures, notes or other similar instruments; (b) under any capitalized lease liabilities; (c) under any interest rate protection agreements (valued on a market quotation basis); (d) for any debt-like obligation in respect of the deferred purchase price of property with respect to which such Person is liable as obligor; (e) for any accrued interest, prepayment premiums or penalties or other costs or expenses related to any of the foregoing, in each case determined in accordance with GAAP and (f) guarantees of any of the foregoing on behalf of another Person.

“Disqualification Event” has the meaning set forth in Section 6.23(b).

“Dissenting Shares” has the meaning set forth in Section 3.4.

“Dissenting Stockholders” has the meaning set forth in Section 3.4.

“DGCL” has the meaning set forth in the Recitals.

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“Effective Time” has the meaning set forth in Section 2.3.

“Encumbrance” means, with respect to any property or asset, any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, adverse claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, Order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature in respect of such property or asset (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset). For the purposes of this Agreement, a Person shall be deemed to own subject to an Encumbrance any property or asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

“Entity” means any corporation (including any non-profit corporation), joint stock company, partnership, limited liability company, limited liability partnership, joint venture, estate, association, trust or other entity or organization.

“Environmental Laws” means all Applicable Laws relating to (a) the control of any potential pollutant or protection of the air, water or land, (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation, and (c) exposure to hazardous, toxic or other substances alleged to be harmful, and includes, (i) the terms and conditions of any license, permit, approval, or other authorization by any Governmental Authority, and (ii) judicial, administrative, or other regulatory decrees, judgments, and orders of any Governmental Authority. The term “Environmental Laws” shall include, but not be limited to the following statutes and the regulations promulgated thereunder: the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., RCRA, the Superfund Amendments and Reauthorization Act, 42 U.S.C. § 11011 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., CERCLA, the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., and any state, county, or local regulations similar thereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Plans” has the meaning specified in Section 6.14(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 3.2(a).

“Exchange Ratio” has the meaning set forth in Section 3.1(b).

“FINRA” has the meaning set forth in Section 4.1(f).

“FLSA” has the meaning specified in Section 6.13(g).

“Fraud” means fraud, fraudulent inducement, misappropriation or intentional misrepresentation or concealment

“GAAP” means generally accepted accounting principles in the United States in effect on the date on which they are to be applied pursuant to this Agreement, applied consistently throughout the relevant periods.

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“Governmental Approval” means any: (a) permit, license, certificate, concession, approval, consent, ratification, permission, clearance, confirmation, exemption, waiver, franchise, certification, designation, rating, registration, variance, qualification, accreditation or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement; or (b) right under any Contract with any Governmental Authority.

“Governmental Authority” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or Entity and any court or other tribunal); (d) multinational organization or body; or (e) individual, Entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing or arbitral authority or power of any nature.

“Hazardous Materials” means any (a) toxic or hazardous materials or substances; (b) solid wastes, including asbestos, polychlorinated biphenyls, mercury, flammable or explosive materials; (c) radioactive materials; (d) petroleum or petroleum products (including crude oil); and (e) any other chemical, pollutant, contaminant, substance or waste that is regulated by any Governmental Authority under any Environmental Law.

“HealthDatix Florida” means HealthDatix, Inc., a Florida corporation.

“HealthDatix Florida Management Team” has the meaning set forth in Section 8.6.

“HIPAA” has the meaning specified in Section 6.15(b).

“Intellectual Property” means, collectively, all technology, inventions, know how, customer lists, supplier lists, methods, proprietary processes and formulae, works of authorship, databases and other compilations and collections of data, software source code and object code, algorithms, architectures, structures, screen displays, photographs, images, development tools, designs, blueprints, specifications, technical drawings (or similar information in electronic format), domain names, proprietary and confidential information, and all documentation and media constituting, describing or relating to the foregoing, including manuals, programmers’ notes, memoranda and records.

“Intellectual Property Rights” means any or all rights in and to Intellectual Property and intangible industrial property rights, including (i) Patents, Trade Secrets, Copyrights, Trademarks and (ii) any rights similar, corresponding or equivalent to any of the foregoing anywhere in the world, including social media rights (such as Facebook).

“iGambit” has the meaning set forth in the Preamble.

“iGambit Assets” means all assets, properties, business and goodwill, owned, held or used in or arising from or related to the conduct of the iGambit Business by iGambit or any of its Subsidiaries as the same shall exist as of the Closing Date.

“iGambit ERISA Affiliate” has the meaning specified in Section 6.14(a).

“iGambit Board” has the meaning set forth in the Recitals.

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“iGambit Business” means the business conducted by iGambit and its Subsidiaries as of the Closing Date.

“iGambit Certificate of Incorporation” means the Certificate of Incorporation of iGambit filed with the Secretary of State of the State of Delaware.

“iGambit Common Stock” has the meaning set forth in the Recitals.

“iGambit Disclosure Schedule” has the meaning specified in the first paragraph of ARTICLE 6.

“iGambit Facilities” has the meaning specified in Section 6.11(a).

“iGambit Facility Leases” has the meaning specified in Section 6.11(a).

“iGambit Financial Statements” has the meaning specified in Section 6.6(a).

“iGambit Intellectual Property” means all Intellectual Property and Intellectual Property Rights used, held for use, or contemplated to be used in connection with the iGambit Business, any iGambit Products, whether owned or controlled, licensed, owned or controlled by or for, licensed to, or otherwise held by or for the benefit of iGambit or any of its Subsidiaries, including the iGambit (or any of its Affiliates) Registered Intellectual Property Rights.

“iGambit Interim Balance Sheet” has the meaning set forth in Section 6.7.

“iGambit Material Adverse Effect” means any event, change or effect that, when taken individually or together with all other adverse events, changes and effects, is or is reasonably likely (i) to be materially adverse to the financial condition, properties, assets (including the iGambit Assets), liabilities, business, operations or results of operations of iGambit, its Subsidiaries, the iGambit Assets or the iGambit Business or (ii) to prevent or materially delay consummation of the Merger or otherwise to prevent iGambit from performing its obligations under this Agreement;

“iGambit Material Contracts” has the meaning specified in Section 6.9(a).

“iGambit Option Shares” has the meaning set forth in Section 3.3(a).

“iGambit Plans” has the meaning specified in Section 6.14(a).

“iGambit Products” means all products and services that iGambit or any of its Subsidiaries has made commercially available and for which iGambit or any of its Subsidiaries currently receives revenue and all products and services under development as of the Signing Date by iGambit or any of its Subsidiaries that iGambit or any of its Subsidiaries intends to make commercially available.

“iGambit Registered Intellectual Property Rights” has the meaning specified in Section 6.12(a).

“iGambit Warrant Shares” has the meaning set forth in Section 3.3(b).

“IRS” means the Internal Revenue Service.

“Knowledge” An individual shall be deemed to have “Knowledge” of a particular fact or other matter if: (a) such individual is actually aware of such fact or other matter or (b) (except when Knowledge is stated to be “actual Knowledge”) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonable inquiry concerning the truth or existence of such fact or other matter. iGambit and Clinigence shall be deemed to have “Knowledge” of a particular fact or other matter if any of their respective Subsidiaries or any of their or their respective Subsidiaries’ directors, managers, officers or Service Providers with the authority to establish policy for the respective party has actual knowledge of such fact or other matter after reasonable inquiry.

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“Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, Order, edict, decree, proclamation, treaty, convention, rule, regulation, permit, ruling, directive, pronouncement, requirement (licensing or otherwise), specification, determination, decision, opinion or interpretation that is, has been or may in the future be issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liability” means any Debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such Debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such Debt, obligation, duty or liability is immediately due and payable.

“Merger” has the meaning set forth in Section 2.1.

“Merger Consideration” has the meaning set forth in Section 3.1(b).

“Merger Sub” has the meaning set forth in the Preamble.

“Merger Sub Board” has the meaning set forth in the Recitals.

“Nondisclosure Agreement” means that certain Master Mutual Non-Disclosure Agreement dated as of May 31, 2019, between iGambit and Clinigence.

“Open Source Software” has the meaning specified in Section 6.12(m).

“Order” means any: (a) temporary, preliminary or permanent order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, verdict, sentence, stipulation, subpoena, writ or award that is or has been issued, made, entered, rendered or otherwise put into effect by or under the authority of any court, administrative agency or other Governmental Authority; or (b) Contract with any Governmental Authority that is or has been entered into in connection with any Proceeding.

“Patents” means all United States and foreign patents and utility models and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and equivalent or similar rights anywhere in the world in inventions and discoveries.

“Permitted Encumbrances” means:

(a)                mechanics’, carriers’, workmen’s, repairmen’s or other similar liens arising or incurred in the ordinary course of business;

(b)                conditional sales contracts (covering personalty and equipment, but not real property) and equipment leases entered into in the ordinary course of business; and

(c)                Encumbrances for Taxes, assessments and other governmental charges which are not due and payable or which may thereafter be paid without penalty.

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“Person” means an individual, Entity or Governmental Authority.

“Personally Identifiable Information” means any information that can be used to identify a specific individual as defined by Applicable Laws in the relevant jurisdictions, such as the individual’s name, address, telephone number, fax number, email address, credit card or financial or bank account number, medical information, or health insurance information.

“Pre-Closing Period” means any taxable period ending on or before the close of business on the Closing Date or, in the case of any taxable period which includes, but does not end on, the Closing Date, the portion of such period up to and including the Closing Date.

“Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is, has been or may in the future be commenced, brought, conducted or heard at law or in equity or before any Governmental Authority or any arbitrator or arbitration panel.

“PTO” has the meaning specified in Section 6.12(d).

“Receivables” means all bona fide accounts and notes receivable, deposits in transit, checks and negotiable instruments arising out of or relating to the iGambit Business.

“Registered Intellectual Property Rights” means all United States, international and foreign: (i) Patents, (ii) registered Trademarks, applications to register Trademarks, including intent-to-use applications, or other registrations or applications related to Trademarks, (iii) Copyright registrations and applications to register Copyrights and (iv) any other Intellectual Property Rights that is the subject of an application, certificate, filing, registration or other document issued by, filed with, or recorded by, any state, government or other public legal authority at any time.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

“Representatives” of a Person means the officers, managers, directors, Service Providers, attorneys, accountants, advisors, agents, distributors, licensees, members, stockholders, subsidiaries and lenders of such Person.

“Luqman Employment Agreement” has the meaning specified in Section 5.1(a).

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 6.23(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Service Provider” of a Person means an employee, independent contractor, consultant, officer, director, advisory board member, manager, general partner or other service provider (including any Service Provider Entity and any individuals providing services through, to, for or on behalf of a Service Provider Entity) to such Person.

“Service Provider Entity” means an Entity engaged by a Person to provide services to or on behalf of such Person. For the avoidance of doubt, a Service Provider Entity can include a consulting firm, temporary placement agency, staffing agency, professional employer organization (PEO), “umbrella company,” “pass through” employment agency, employee leasing firm or agency, an organization that provides outsourced human resources services or an Entity formed by an individual and through which an individual provides services to third parties.

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“Signing Date” has the meaning set forth in the Preamble.

“Signing Stockholder” has the meaning set forth in the Preamble.

“Specified Clinigence Contract” has the meaning specified in Section 9.1(h).

“Specified iGambit Contract” has the meaning specified in Section 9.1(g).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, trust or other entity, the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association, trust or other entity, of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power (or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests) are, as of such date, owned by such Person or one (1) or more Subsidiaries of such Person or by such Person and one (1) or more Subsidiaries of such Person.

“Superior Offer” means an unsolicited, bona fide written offer to enter into an Acquisition Transaction (a) which the iGambit Board in good faith determines in its reasonable judgment includes consideration payable to the iGambit Stockholders in an amount greater than the aggregate consideration payable to iGambit Stockholders in connection with the Merger and otherwise is on terms that the iGambit Board has determined in its good faith judgment (after consultation with its financial advisors and outside counsel and after taking into account all legal, financial (including the financing terms of such proposal), regulatory and other aspects of the proposal) are more favorable to the iGambit Stockholders from a financial point of view than this Agreement, and (b) with respect to which the iGambit Board has determined in good faith (after consultation with its financial advisors and outside counsel and after taking into account all legal, financial (including the financing terms of such proposal), regulatory and other aspects of the proposal) is reasonably likely to be consummated (if accepted).

“Surviving Corporation” has the meaning set forth in Section 2.1.

“Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount and any interest on such penalty, addition to tax or additional amount, imposed by any Tax Authority.

“Tax Authority” means Governmental Authority responsible for the imposition, assessment or collection of any Tax (domestic or foreign).

“Tax Return” means any return, statement, declaration, notice, certificate or other document that is or has been filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement related to any Tax.

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“Trade Secrets” means all trade secrets under Applicable Law and other rights in know-how and confidential or proprietary information, processing, manufacturing or marketing information, including new developments, inventions, processes, ideas or other proprietary information that provide a Person with advantages over competitors who do not know or use it and documentation thereof (including related papers, blueprints, drawings, chemical compositions, formulae, diaries, notebooks, specifications, designs, methods of manufacture and data processing software, compilations of information) and all claims and rights related thereto.

“Trademarks” means all trademarks, service marks, trade names, corporate names, service names, brand names, trade dress, logos, designs, artwork or variants thereof, promotional materials, Internet domain names, IP addresses, email addresses, fictitious and other business names, personal names, identities, privacy rights, and general intangibles of like nature, together with the goodwill associated with any of the foregoing, and all applications, ITU Applications, registrations and renewals thereof.

“Transmittal Letter” has the meaning set forth in Section 3.2(b).

“Transaction Documents” means this Agreement and all other agreements, certificates, instruments, documents and writings delivered by iGambit, Merger Sub, the Signing Stockholder or Clinigence in connection with the Merger, excluding the Luqman Employment Agreement.

“Treasury Regulations” means the income Tax regulations, including temporary regulations, promulgated under the Code, as those regulations may be amended from time to time. Any reference herein to a specific section of the Treasury Regulations shall include any corresponding provisions of any succeeding, similar, substitute, proposed or final Treasury Regulation.

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SCHEDULE 2.6

Directors and Officers

Post-Closing directors of Clinigence Holdings, Inc.:

Warren Hosseinion (chairman)

Kobi Margolin

Larry Schimmel

Martin Breslin

Mitch Creem

Mark Fawcett

David Meiri

John Waters

Elisa Luqman

John Salerno shall be an observer to the board of directors in accordance with Section 8.5

Post-Closing officers of Clinigence Holdings, Inc.:

Kobi Margolin – Chief Executive Officer

Elisa Luqman – Chief Financial Officer and General Counsel

Larry Schimmel – Chief Medical Officer

Charles Kandzierski – Chief Operating and Information Officer

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SCHEDULE 4.1

Conversion of iGambit Deferred Compensation

Service Provider	Percentage of Deferred Compensation to be Converted to Shares of iGambit Common Stock
Elisa Luqman	66.67%
Kathleen Shepherd	50%
MJ Robinson	50%
Jerry Robinson	50%
John Salerno	0%

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SCHEDULE 9.1(g)

Specified iGambit Contracts

1.	Jerry Robinson, President HealthDatix Inc. Employment Agreement dated April 1, 2017.
2.	Mary-Jo Robinson, VP of Business Development HealthDatix Inc. Employment Agreement dated April 1, 2017.
3.	Kathleen Shepherd, Vice President of Operations, HealthDatix Inc. Employment Agreement dated April 1, 2017.

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SCHEDULE 9.1(h)

Specified Clinigence Contracts

Financing Agreement, by and between Clinigence LLC and Lighter Capital, dated 6/29/2017

HMS	Notification of change of control	Need acceptance
Gateway	Notification of change of control
Cal-ACO	Notification of change of control
PHPNI	Notification of change of control
ProviDrs Care	Notification of change of control
Salubris	Notification of change of control
Health Trio/TakeCare	Notification of change of control
Varmed	Notification of change of control
Nivano	Notification of change of control
Buffalo	Clinigence
Goshen	Clinigence
ApolloMed	Clinigence
Sunshine	Clinigence
Medvision	Notification of change of control
Sendero	Notification of change of control
DST/JHU ACGs	Notification of change of control

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ANNEX A – 1 Clinigence LLC 2017 and 2018 Audited Financials

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Clinigence, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Clinigence, LLC and subsidiaries (the "Company") as of December 31, 2018 and 2017, the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion

/s/Hall & Company

We have served as the Company’s auditor since 2019

Irvine, CA

August 2, 2019

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CONSOLIDATED BALANCE SHEETS
As of December 31,
	2018	2017
CURRENT ASSETS:
Cash	$119,267	$11,709
Accounts receivable, net	186,150	104,061
TOTAL CURRENT ASSETS	305,417	115,770
NON-CURRENT ASSETS:
Property and equipment, net	7,612	8,134
Other receivable	116,964	—
Other assets	19,435	10,264
TOTAL NON-CURRENT ASSETS	144,011	18,398
TOTAL ASSETS	$449,428	$134,168
LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$567,006	$164,759
Current portion of convertible notes payable	300,000	50,000
Current portion of notes payable	177,055	37,233
TOTAL CURRENT LIABILITIES	1,044,061	251,992
NON-CURRENT LIABILITIES:
Convertible notes payable, net of current portion	$299,996	$200,000
Notes payable, net of current portion and discounts	602,724	752,586
TOTAL NON-CURRENT LIABILITIES	902,720	952,586
TOTAL LIABILITIES	1,946,781	1,204,578
MEMBERS' DEFICIT:
Preferred member units capital contributions	2,876,000	2,876,000
Members' capital contributions	1,078,922	555,736
Members' deficit	(5,452,275)	(4,502,146)
TOTAL MEMBERS' DEFICIT	(1,497,353)	(1,070,410)
TOTAL LIABILITIES AND MEMBERS' DEFICIT	$449,428	$134,168

See accompanying notes to financial statements

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CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Years Ended December 31,
	2018	2017
REVENUES	$1,366,996	$1,872,827
COST OF SALES
Service Hosting Costs	185,521	289,874
Direct Labor Costs	189,003	272,126
Third Party License Fees	133,116	96,017
TOTAL COST OF SALES	507,640	658,017
GROSS PROFIT	859,356	1,214,810
OPERATING EXPENSES:
Research and Development	545,223	871,171
Sales and Marketing	208,924	482,695
General and Administrative	945,607	675,834
TOTAL OPERATING EXPENSES	1,699,754	2,029,700
LOSS FROM OPERATIONS	(840,398)	(814,890)
OTHER INCOME (EXPENSE)
Interest expense	(109,799)	(129,363)
Interest income	68	729
TOTAL OTHER EXPENSE, NET	(109,731)	(128,634)
LOSS BEFORE PROVISION FOR TAXES	(950,129)	(943,524)
PROVISION FOR INCOME TAXES	—	—
NET LOSS	$(950,129)	(943,524)
LOSS PER MEMBER UNIT	$(0.07)	$(0.07)
WEIGHTED AVERAGE MEMBER UNITS OUTANDING - BASIC AND DILUTED	14,185,259	14,185,259

See accompanying notes to financial statements

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CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the Years Ended December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(950,129)	$(943,524)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	522	—
Stock based compensation	155,886	61,916
Amortization of debt issuance costs	2,685	20,377
Changes in assets and liabilities:
Accounts receivable	(82,089)	591
Accounts payable and accrued liabilities	402,247	58,250
Prepaid expenses	—	—
Other assets	(9,171)	—
Net cash used in operating activities	(480,049)	(802,390)
Cash flows from investing activities:
Advance to acquisition target	(116,964)	—
Purchases of property and equipment	—	(4,757)
Net cash used in investing activities	(116,964)	(4,757)
Cash flows from financing activities:
Proceeds from subsidiary contributions, net	367,300	—
Proceeds from issuance of notes and convertible notes payable	404,997	537,607
Proceeds from issuance of related party notes payable	144,000	—
Payments on notes and convertible notes payable	(156,726)	—
Payments on related party notes payable	(55,000)	(87,777)
Net cash provided by financing activities	704,571	449,830
Net change in cash and cash equivalents	107,558	(357,317)
Cash and cash equivalents, beginning of year	11,709	369,026
Cash and cash equivalents, end of year	$119,267	$11,709
SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid	$93,012	$49,810
Income taxes paid	$—	$—

See accompanying notes to financial statements

A-1-4

CONSOLIDATED STATEMENTS OF MEMBERS’ DEFICIT

For the Years Ended December 31, 2018 and 2017

	Series A Preferred Member Units	Amount	Common Member Units	Member Capital	Accumulated Deficit	Total
Balance - December 31, 2016	12,216,509	2,876,000	1,968,750	493,820	(3,558,622)	(188,802)
Stock based compensation	—	—	—	61,916	—	61,916
Net (loss)	—	—	—	—	(943,524)	(943,524)
Balance - December 31,2017	12,216,509	2,876,000	1,968,750	555,736	(4,502,146)	(1,070,410)
Stock based compensation	—	—	—	155,886		155,886
Subsidiary contributions	—	—	—	367,300	—	367,300
Net (loss)	—	—	—	—	(950,129)	(950,129)
Balance - December 31,2018	12,216,509	2,876,000	1,968,750	1,078,922	(5,452,275)	(1,497,353)

See accompanying notes to financial statements

A-1-5

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Clinigence, LLC (the “LLC”) was organized as a Georgia Limited Liability Company on March 19, 2010. Together with its subsidiary Clinigence Holdings, Inc. (“CLI”; with an inception date of October 2018); and its wholly owned subsidiary Clinigence India. The Company is a population health analytics company that provides turnkey SaaS solutions that enable connected intelligence across the care continuum by transforming massive amounts of data into actionable insights. The Company’s solutions help healthcare organizations throughout the United States improve the quality and cost-effectiveness of care, enhance population health management and optimize provider networks. The Company enables risk-bearing healthcare organizations achieve their objectives on the path to value-based care. The Company’s platform automatically extracts and delivers targeted data insights from its cloud-based analytics engine directly to the workflows and technologies of its customers. This enhances end-user workflows with actionable analytics, seamlessly delivers data from disparate sources to the point of engagement, automates the delivery of data to ensure on-time access, and reduces dependency on non-essential applications from the end-user’s workflow. All of this allows the healthcare organization to enable population health management, manage cost and utilization, improve quality, identify gaps in care, risk stratify and target patients, increase collaboration among providers and to optimize network provider performance.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Preparation

The preparation of these consolidated financial statements (the “financial statements”) in conformity with accounting principles generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The Company consolidates the assets, liabilities, and operating results of its wholly-owned subsidiaries, Clinigence Holdings, Inc. and Clinigence India. All intercompany accounts and transactions have been eliminated in consolidation.

Revenue Recognition

Revenue is generated primarily by software licenses, training, and consulting. Software licenses are provided as SaaS-based subscriptions that grants access to proprietary online databases and data management solutions. Training and consulting are project based and billable to customers on a monthly-basis or task-basis.

Revenue from training and consulting are generally recognized upon delivery of training or completion of the consulting project. The duration of training and consulting projects are typically a few weeks or months and last no longer than 12 months.

SaaS-based subscriptions are generally marketed under multi-year agreements with annual, semi-annual, quarterly, or month-to-month renewals and revenue is recognized ratably over the renewal period with the unearned amounts received recorded as deferred revenue.

A-1-6

Deferred revenue is recorded as accrued expenses in the accompanying consolidated balance sheet and was not significant at December 31, 2018 and 2017. For multiple- element arrangements accounted for in accordance with specific software accounting guidance, multiple deliverables are segregated into units of accounting which are delivered items that have value to a customer on a standalone basis.

Cost of Sales

The Company’s costs of sales primarily consist of cloud computing and storage costs, datasets, and contracted and internal labor costs.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include, among others, provisions for doubtful accounts, and valuation of stock-based compensation. Actual results could materially differ from those estimates.

Cash

Cash and cash equivalents are comprised of cash and highly liquid investments with original maturities of 90 days or less at the date of purchase. The Company does not have any cash equivalents as of December 31, 2018 and 2017. The Company is exposed to credit risk in the event of default by the financial institutions to the extent the amounts on deposit or invested are in excess of amounts that are insured.

Accounts Receivable

Accounts receivable represent valid claims against debtors for sales arising on or before the balance sheet date and are reduced to their estimated net realizable value. Accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition. Amounts are written-off only after all reasonable collection efforts have been made. The Company did not have a material allowance for accounts of December 31, 2018 and 2017.

Concentration of Credit Risk

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral.

Property and Equipment

Property and equipment, consisting of computers and other office equipment, is recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to five years. Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized.

A-1-7

At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation or amortization are removed from the accounts and any resulting gains or losses are reflected in the accompanying statements of operations.

Long-Lived Assets

Long-lived assets include property and equipment. These assets are recorded at cost and depreciated or amortized over their estimated useful lives. For purposes of determining whether there are any impairment losses, management evaluates the carrying value of the Company’s identifiable long-lived assets, including their useful lives, when indicators of impairment are present, considering whether the undiscounted lowest identifiable cash flows are sufficient to recover the carrying amount of the applicable asset or asset group. If an impairment is indicated, the Company computes the impairment based on the fair value of the asset, as compared to the carrying value of the asset, such a loss would be charged to expense in the period the impairment is identified. Furthermore, if the review of the carrying values of the long-lived assets indicates impairment of such assets, the Company may determine that shorter estimated useful lives are more appropriate.

Income Taxes

The Company is a limited liability company. As such, profits and losses of the Company are allocated and taxed on an individual member holder basis without impact to the Company on an asset and liability basis. In late 2018, the LLC formed Clinigence Holdings, Inc. (“CLI”), a C-Corporation. As of, and for the year ended December 31, 2018, CLI had immaterial assets and operations.

The Company recognizes interest and penalties associated with uncertain tax positions as a component of income tax expense. The Company does not have any unrecognized tax benefits or a liability for uncertain tax positions at December 31, 2018 and 2017. The Company does not expect to have any unrecognized tax benefits within the next twelve months. The Company recognizes accrued interest and penalties associated with uncertain tax positions, if any, as part of income tax expense. There were no tax related interest and penalties recorded for 2018 and 2017. Since the Company incurred net operating losses in every tax year since inception, all of its income tax returns are subject to examination and adjustments by the IRS for at least three years following the year in which the tax attributes are utilized.

Fair Value Measurement

The Company applies fair value accounting for all financial assets and liabilities and non- financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as risks inherent in valuation techniques, transfer restrictions and credit risk. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

A-1-8

Level 1 Inputs: Quoted prices in active markets for identical assets or liabilities.

Level 2 Inputs: Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Inputs: Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

The fair value of certain of the Company’s financial instruments carried at cost, including cash, accounts receivable, accounts payable, and notes payable approximate the carrying amounts presented in the balance sheet due to the short-term nature of these instruments.

Stock-based Compensation

Stock-based compensation costs for eligible employees and directors are measured at fair value on the date of grant and are expensed over the requisite service period using a straight- line attribution method for the entire award that are subject to only service vesting conditions

Debt Issuance Costs

Debt issuance costs incurred in connection with the issuance of long-term debt are capitalized and amortized to interest expense over the terms of the related debt agreements using the effective interest method.

NOTE 3 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Since inception, the Company has not generated sufficient cash flows from its operations to fund the Company’s on-going obligations as they arise. Additionally, the Company has a working capital deficit at December 31, 2018. In the future, the Company may require sources of capital in addition to cash on hand to continue operations and to implement its strategy.

As further discussed in Note 8, the Company has raised $4,015,000 since December 31, 2018 through its wholly-owned subsidiary, CLI, and has entered into a capital contribution agreement to acquire Qualmetrix, Inc.

The Company may be forced to seek credit line facilities from financial institutions, equity investments or debt arrangements. No assurances can be given that the Company will be successful in obtaining such additional financing on reasonable terms, or at all. If adequate funds are not available on acceptable terms, or at all, the Company may be unable to adequately fund its business plan. This raises substantial doubt about the Company’s ability to continue as a going concern. These financials do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might result from this uncertainty.

A-1-9

NOTE 4 - RELATED PARTY TRANSACTIONS

In the fourth quarter of 2018, the Company loaned Qualmetrix, Inc. $116,964 included in other assets in the accompanying balance sheets. In March 2019, and further discussed in Note 8, the Company, through its wholly-owned subsidiary Clinigence Holdings, Inc., acquired the assets and operations and assumed the liabilities of Qualmetrix, Inc. During the years ended December 31, 2018 and 2017, the Company entered into service contracts with Qualmetrix whereby it compensated Qualmetrix $90,000 per year.

In 2018, the Company received convertible debt proceeds totaling $548,997, from related parties. The terms of the convertible debt are discussed in more detail in Note 5.

NOTE 5 - NOTES AND CONVERTIBLE NOTES PAYABLE

Notes Payable

Notes payable consisted of the following at December 31:

Note Description	2018	2017
Notes Payable:
Notes Payable with maturities between sixmonths and twelve months from the date of issuance with annual percentage interest rates between 24% and 29%	$63,448	$—
Note payable issued in May 2013 with a maturity date of May 2023 and interest rate of Prime + 2% (7.5% and 6.5% at December 31, 2018 and 2017, respectively)	267,137	317,951
Note payable issued in June 2017 with a maturity date of June 2022 and effective interest rate of 10.66%	449,194	486,328
Total Notes payable	$779,779	$804,279
Unamortized discounts	—	(14,460)
Current portion	(177,055)	(37,233)
Total Notes payable, net	$602,724	$752,586

Beginning in April 2018, the Company entered into a series of short-term note with interest rates ranging from 24 to 29% per annum. Throughout the year ended December 31, 2018 the Company made average monthly principal and interest payments approximating

$12,000 per month. The final payment under these short-term note arrangements was paid in July 2019.

In June 2017, the Company entered into a Revenue Loan Investment for net working capital proceeds of $500,000. The Company is required to make monthly principal and interest payment on the Revenue Loan based on it net cash receipts from operations in the following 3 tiers:

•	Tier 1 – Payments at a rate of 6.0% of the net cash receipts from the immediate month prior until cumulative loan payments are based on $2,500,000 of net cash receipts.
•	Tier 2 – After achieving loan payments based on $2,500,000 of net cash receipts in a loan year, additional payments are based on 3.0% of amounts in excess of the Tier 1 Cap.
•	Tier 3 – Payments at a rate of 0.5% of net cash receipts in excess of $3.200,000 in a loan year.

A-1-10

From the inception of the Revenue Loan in June 2017 through December 31, 2018 the Company has paid its monthly principal and interest payments based on the Tier 1 net cash receipts.

In May 2013, the Company entered into a note agreement with a financial institution whereby it received net working capital proceeds of $500,000. The Company makes monthly principal and interest payments approximating $6,000 per month as of December 31, 2018 based on a variable interest rate of Prime plus 2% (7.5% as of December 31, 2018).

Convertible Notes

Convertible notes payable consisted of the following at December 31:

Note Description	2018	2017
Convertible Notes Payable:
Notes payable convertible into Member Units at $0.44 per Unit; nominal interest rate of 5%; and maturity date in April 2018	—	50,000
Notes payable convertible into Member Units at $0.44 per Unit; nominal interest rate of 5%; and maturity date in January 2019	200,000	200,000
Notes payable convertible into Member Units at $0.59 per Unit; nominal interest rate of 12%; and maturity date in August 2019	100,000	—
Notes payable convertible into Member Units at $0.59 per Unit; nominal interest rate of 12%; and maturity dates in March, April and August 2021	299,996	—
Total Convertible notes payable	$599,996	$250,000
Current portion	(300,000)	(50,000)
Total convertible and other notes payable, net	$299,996	$200,000

Beginning in April 2018, and through August 2018, the Company entered into 12% convertible note agreements for aggregate proceeds of $417,000 with investors at an initial conversion price of $0.59 per share and convertible into common or preferred member units at the option of the holder and maturing on the three-year anniversary date of issuance. No payments are due until maturity. The notes carry a mandatory conversion feature in the event the Company receives a Qualified Financing defined as an equity financing involving one or more third party institutional or venture capital investors independent of the existing note and equity holders in excess of $1,00,000. In the event of a qualified financing the convertible notes will be converted at 65% of initial stated conversion price. Through December 31, 2018, no qualified financing has been achieved. The Company determined that the discounted conversion price based on the receipt of a qualified financing resulted in the notes containing a beneficial conversion feature. Since the contingency has not been met, the Company has not recognized the accounting impacts of the beneficial conversion feature in the accompanying consolidated balance sheets and statements of operations.

In 2014 and 2015, the Company entered into 5% convertible note agreements for aggregate proceeds of $250,000 with investors at an initial conversion price of $0.44 per share and convertible into common or preferred member units at the option of the holder and maturing on the three-year anniversary date of issuance. No payments are due until maturity. The notes carry a mandatory conversion feature in the event the Company receives a Qualified Financing defined as an equity financing involving one or more third party institutional or venture capital investors independent of the existing note and equity holders in excess of $1,00,000. In the event of a qualified financing the convertible notes will be converted at 80% of initial stated conversion price. Through December 31, 2018, no qualified financing has been achieved. The Company determined that the discounted conversion price based on the receipt of a qualified financing resulted in the notes containing a beneficial conversion feature. Since the contingency has not been met, the Company has not recognized the accounting impacts of the beneficial conversion feature in the accompanying consolidated balance sheets and statements of operations.

A-1-11

As part of the 2014 note issuance, the Company issued the note holder warrants convertible into 402,062 common or preferred member units at a rate of $0.44 per unit at the option of the holder. The warrants, with an estimated value of $90,000 on the grant date, were valued using a Black-Scholes model and were fully amortized as of December 31, 2016. In the event of a qualified financing the convertible notes will be converted at 80% of initial stated conversion price. Through December 31, 2018, no qualified financing has been achieved. The warrants will expire in January 2021 if not exercised.

In April 2018, the Company settled the 5% convertible notes totaling approximately $58,000 representing $50,000 of principal and approximately $8,000 of previously accrued interest.

The following table illustrates the Company’s payment obligations on its notes payable and convertible notes payable:

Year	Amount
2019	$477,055
2020	124,085
2021	435,522
2022	311,093
2023	32,020
Thereafter	—
Total	$1,379,775

NOTE 6 - MEMBERS’ EQUITY

As of December 31, 2018, the Company is authorized to issue member units totaling 21,814,179. The member units consist of three classes: i) Series A preferred, 14,488,003 units authorized and 12,216,509 issued and outstanding; ii) common units, 3,841,216 authorized and 1,968,750 issued and outstanding; and iii) incentive units, 3,793,081 authorized and 2,102,590 vested at December 31, 2018.

Series A Preferred Member Units

As of December 31, 2018 and 2017, the Company had 12,216,509 Series A member units outstanding and received cash proceeds of $2,876,000:

Voting Rights - Each Series A Member unit is entitled to the number of votes equal to the number of common units. Holders of the Series A units are entitled to vote together with the holders of common units and not as a separate class on all matters submitted to vote of the unit holders.

A-1-12

Net Profit and Loss Allocations – Net profits and losses are allocated to the Series A members in proportion to their share of net profit or loss considering the total common and preferred member units outstanding.

Preemptive Rights - Each Series A Member and Common Member (the “Eligible Members”) shall have a preemptive right to purchase all (or any portion) of its pro rata share of any and all new Units (including securities or debt convertible into or exercisable or exchangeable for Units), that the Company may, from time to time, propose to sell and issue to any Person (each, a “Proposed Issuance”). For purposes of calculating the eligible pre-emptive rights, an Eligible Member’s pro rata share shall equal the percentage represented by (x) the number of outstanding Units (of each class) held by such Eligible Member, divided by (y) the total number of outstanding Units (of each class) held by all Eligible Members.

Common Member Units

As of December 31, 2018 and 2017, the Company had 1,968,750 common member units issued and outstanding. The common member units were issued to the founding members of the Company on an in-kind basis at the Company’s inception in 2010.

Voting Rights - Each common member unit is entitled to the number of votes equal to the number of common units. Holders of common units are entitled to vote together with the holders of Series A units and not as a separate class on all matters submitted to vote of the unit holders.

Net Profit and Loss Allocations – Net profits and losses are allocated to the common members in proportion to their share of net profit or loss considering the total common and preferred member units outstanding.

Preemptive Rights - Each Common Member (the “Eligible Members”) shall have a preemptive right to purchase all (or any portion) of its pro rata share of any and all new Units (including securities or debt convertible into or exercisable or exchangeable for Units), that the Company may, from time to time, propose to sell and issue to any Person (each, a “Proposed Issuance”). For purposes of calculating the eligible pre-emptive rights, an Eligible Member’s pro rata share shall equal the percentage represented by (x) the number of outstanding Units (of each class) held by such Eligible Member, divided by (y) the total number of outstanding Units (of each class) held by all Eligible Members.

Incentive Units

As of December 31, 2018 and 2017 the Company had 3,793,081 and 2,397,364 incentive units issued with 2,466,894 and 1,994, vested at December 31, 2018 and 2017, respectively. Both vested and non-vested incentive units are not subject to proportionate allocations of net profits and losses and do not have any voting rights.

A summary of the incentive unit activity is as follows:

	Units	Grant Date Fair Value
Outstanding at January 1, 2018	2,397,364	$0.25
Units granted	1,395,717	0.34
Forfeited and cancelled	—	—
Outstanding at December 31, 2018	3,793,081	0.28
Vested at December 31, 2018	2,466,894	0.25

A-1-13

Stock-based compensation expense associated with incentive units totaled $155,886 and

$61,916 for the years ended December 31, 2018 and 2017, respectively. The Company expects to recognize unrecognized compensation cost associated with unvested incentive unit totaling approximately $542,000 over the weighted average remaining requisite service period of approximately 3.5 years.

Subsidiary Equity – Clinigence Holdings, Inc.

In October 2018, the Company formed Clinigence Holdings, Inc. which is authorized to issue 100,000,000 shares of common stock with a par value of $0.00001. In the fourth quarter of 2018 the Company issued 360,000 shares of common stock in Clinigence Holdings, Inc. for gross cash proceeds totaling $450,000 and incurred capital raising costs of $82,700. The issuance of the Clinigence Holdings, Inc. common stock was in contemplation of the expected Contribution Agreement as more fully discussed in Note 8.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

The Company leases its office space under a 64-month non-cancellable lease arrangement that began on January 1, 2019 and expires on in April 2024. The lease payments escalate at a rate of three percent per annum and begin with base monthly lease payments of $5,477. Lease expense approximated $65,000 in each of the two years ended December 31, 2018 and 2017.

The following table provides the lease payments due by year under the Company’s non- cancellable lease agreement:

Year	Amount
2019	$65,728
2020	67,700
2021	69,731
2022	71,823
2023	73,978
Thereafter	25,399
Total	$374,359

From time to time, the Company is involved in lawsuits, claims, investigations and proceedings that arise in the ordinary course of business. The Company is not a named party in any other pending or threatened litigation that we expect to have a material adverse impact on our business, results of operations, financial condition or cash flows.

A-1-14

NOTE 8 - SUBSEQUENT EVENTS

The Company evaluated its financial statements for subsequent events through July 23, 2019, the date these financial statements were available to be issued.

Through June 2019, the Company issued 3,212,000 shares of Clinigence Holdings, Inc. common stock for cash proceeds totaling $4,015,000.

On March 1, 2019, the Company entered into a Contribution Agreement by and among Clinigence Holdings, Inc. (“Holdings”), Qualmetrix, Inc., and the Members of Clinigence, LLC (“Agreement”) whereby Clinigence Holdings, Inc. acquired all of the assets and operations and assumed all of the liabilities of Qualmetrix, Inc. Pursuant to the Agreement, all of the outstanding Series A and Series B Preferred Stock and Common Stock of Qualmetrix, Inc. totaling 34,726,659 shares were exchanged for 5,021,951 common shares of Clinigence Holdings, Inc. All outstanding shares of Qualmetrix, Inc. immediately preceding the exchange were treated as one class. On the date of the transaction, the total consideration for the acquisition of Qualmetrix, Inc. had an estimated fair value of approximately

$6,277,439 and is expected to primarily be allocated to identifiable intangible assets. The Company has not yet completed its purchase price allocation.

As part of the Contribution Agreement, 15,978,062 issued and outstanding member units of Clinigence LLC were exchanged for 7,533,000 shares of common stock of common stock of Clinigence Holdings, Inc. All outstanding preferred member units, common units, and incentive units of Clinigence LLC immediately preceding the exchange were treated as one class. In addition, and in conjunction with the Contribution Agreement, the Company agreed to adopt an equity incentive plan. As part of the adoption, the Company agreed to issue two of its key employees a total of 945,000 restricted shares of common stock of Clinigence Holdings, Inc. in the event the Company’s shares are listed on a public exchange prior to December 31, 2019.

Upon closing the Contribution Agreement, any convertible Debt of Clinigence LLC or QualMetrix that is not repaid in full at Closing and holders of such Debt elect to convert such Debt and any holders of warrants issued by Clinigence LLC or QualMetrix elect to exercise such warrants, Clinigence Holdings shall, to the extent permissible under applicable federal and state securities laws as reasonably determined by Clinigence Holdings, issue Clinigence Holdings Shares to the holders of such warrants and such Debt in satisfaction thereof (or, in the case of holders of convertible Debt or warrants of QualMetrix, issue Clinigence Holdings Shares to QualMetrix as part of the QualMetrix Closing Shares for issuance to such holders upon the liquidation of QualMetrix).

The Company did not incur material acquisition costs associated with the Contribution Agreement.

A-1-15

ANNEX A – 2 QualMetrix Inc. 2017 and 2018 Audited Financials

 Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

Qualmetrix, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Qualmetrix, Inc. and subsidiaries (the "Company") as of December 31, 2018 and 2017, the related statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Hall & Company

Hall & Company

We have served as the Company’s auditor since 2019

Irvine, CA

July 19, 2019

A-2-1

BALANCE SHEETS
As of December 31,

	2018	2017
CURRENT ASSETS:
Cash	$4,029	$9,154
Accounts receivable, net	14,500	28,972
TOTAL CURRENT ASSETS	18,529	38,126
NON-CURRENT ASSETS:
Property and equipment, net	5,870	12,266
Other assets	1,650	1,650
TOTAL NON-CURRENT ASSETS	7,520	13,916
TOTAL ASSETS	$26,049	$52,042

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$384,062	$254,559
Related party notes payable	204,037	101,252
Deferred compensation	163,778	13,483
Deferred revenues	46,438	146,692
TOTAL CURRENT LIABILITIES	798,315	515,986

STOCKHOLDERS' DEFICIT:
Preferred stock; $0.00001 par value; 20,179,600 shares authorized; 7,902,800 Series A and 12,276,800 Series B shares issued and outstanding, respectively	202	202
Common stock; $0.00001 par value; 40,512,800 shares authorized; 14,547,059 shares issued and outstanding	145	145
APIC	9,031,279	9,024,371
Accumulated deficit	(9,803,892)	(9,488,662)
TOTAL STOCKHOLDERS' DEFICIT	(772,266)	(463,944)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$26,049	$52,042

The accompanying notes are an integral part of these consolidated financial statements

A-2-2

STATEMENTS OF OPERATIONS
For the years ended December 31,

	2018	2017
REVENUES – Software Licenses	$859,411	$988,827

COST OF SALES
Service Hosting Costs	145,701	234,860
Third Party License Fees	111,073	120,214
TOTAL COST OF SALES	256,774	355,074

GROSS PROFIT	602,637	633,753

OPERATING EXPENSES:
R&D	327,481	659,420
Sales and Marketing	153,872	725,011
G&A	416,029	444,064
Depreciation & Amortization	9,700	11,248
TOTAL OPERATING EXPENSES	907,082	1,839,743

LOSS FROM OPERATIONS	(304,445)	(1,205,990)
OTHER INCOME AND (EXPENSE)
Interest expense	(10,785)	(1,250)
Other income	—	1,921
TOTAL OTHER EXPENSE, NET	(10,785)	671

LOSS BEFORE PROVISION FOR INCOME TAXES	(315,230)	(1,205,319)

PROVISION FOR INCOME TAXES	—	—

NET LOSS	$(315,230)	$(1,205,319)
Loss per share - basic & diluted	$(0.02)	$(0.08)
Weighted average shares of common stock outstanding- basic & diluted	14,547,059	14,547,059

The accompanying notes are an integral part of these consolidated financial statements

A-2-3

STATEMENTS OF STOCKHOLDERS’ DEFICIT
For the Years Ended December 31, 2018 and 2017

	Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	APIC	Accumulated Deficit	Total
Balance - 12/31/2016	20,179,600	202	14,547,059	145	9,017,990	(8,283,343)	734,994
Net (loss)	—	—	—	—	—	(1,205,319)	(1,205,319)
Stock grant compensation	—	—	—	—	6,381	—	6,381
Balance – 12/31/2017	20,179,600	202	14,547,059	145	9,024,371	(9,488,662)	(463,944)
Net (loss)	—	—	—	—	—	(315,230)	(315,230)
Stock compensation	—	—	—	—	6,908	—	6,908
Balance - 12/31/2018	20,179,600	202	14,547,059	145	9,031,279	(9,803,892)	(772,266)

The accompanying notes are an integral part of these consolidated financial statements

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STATEMENTS OF CASH FLOWS

	For The Years Ended December 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	($315,230)	($1,205,319)

Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	9,700	11,248
Stock based compensation	6,908	6,381
Changes in assets and liabilities:
Accounts receivable	14,471	17,358
Accounts payable and accrued liabilities	129,503	110,450
Prepaid Expenses	—	3,700
Deferred Revenue	(100,254)	37,107
Deferred Compensation	150,295	13,333
Net cash (used in) provided by operating activities	(104,607)	(1,005,742)
Cash flows from investing activities:
Proceed from Retirement of Fixed Assets	—	4,500
Property and equipment acquired	(3,304)	—
Net cash used in investing activities	(3,304)	4,500
Cash flows from financing activities:
Proceed from related party notes payable	102,785	101,252

Net cash used in financing activities	102,785	101,252
Net change in cash and cash equivalents	(5,126)	(899,990)
Cash and cash equivalents, beginning of year	9,154	909,144
Cash and cash equivalents, end of year	$4,029	$9,154

SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid	14,495	1,250
Income taxes paid	—	—

The accompanying notes are an integral part of these consolidated financial statements

A-2-5

NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

Organization

Qualmetrix, Inc. (the “Company”) was organized as a Delaware Corporation on July 19, 2013.

Nature of Business

QualMetrix, Inc., founded in 2013 and based in Miramar, Florida, is a population health analytics company that provides turnkey SaaS solutions that enable connected intelligence across the care continuum by transforming massive amounts of data into actionable insights. The company’s solutions help healthcare organizations improve the quality and cost-effectiveness of care, enhance population health management and optimize provider networks. The company enables risk-bearing healthcare organizations to achieve their objectives on the path to value-based care. The Company’s platform automatically extracts and delivers targeted data insights from its cloud-based analytics engine directly to the workflows and technologies of its customers. This enhances end-user workflows with actionable analytics, seamlessly delivers data from disparate sources to the point of engagement, automates the delivery of data to ensure on-time access, and reduces dependency on non-essential applications from the end-user’s workflow. All of this allows the healthcare organization to enable population health management, manage cost and utilization, improve quality, identify gaps in care, risk stratify and target patients, increase collaboration among providers and to optimize network provider performance.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Preparation

The preparation of these financial statements in conformity with accounting principles generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Going Concern

The Company had net loss of approximately $250,000 and $1,200,000 for the years ended December 31, 2018 and 2017, respectively. The Company had a working capital deficit of approximately $715,000 and $480,000 for each year end, respectively.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

These factors raise significant doubt as to the Company’s ability to pursue its operations without additional capital sources or continue as a going concern. As part of management’s plans, and described in more detail in Note 8, the Company entered into a Contribution Agreement with Clinigence Holdings, Inc. whereby Clinigence Holdings will acquire the assets and operations and assume the liabilities of the Company.

Revenue Recognition

Revenue is generated primarily by software licenses, maintenance support on software licenses, and training and consulting. Software licenses, including maintenance support, are provided as SaaS-based subscriptions that grants access to proprietary online databases and data management solutions. Training and consulting are project based and billable to customers on a monthly-basis or task-basis.

Revenue from training and consulting are generally recognized upon delivery of training or completion of the consulting project. The duration of training and consulting projects are typically a few weeks or months and last no longer than 12 months.

SaaS-based subscriptions, including maintenance support, are generally marketed under multi-year agreements with annual, semi-annual, quarterly, or month-to-month renewals and revenue is recognized ratably over the renewal period with the unearned amounts received recorded as deferred revenue. SaaS-based subscriptions are considered multiple-element arrangements because of the multiple deliverables which includes access to the software platform and the related maintenance support. For multiple- element arrangements accounted for in accordance with specific software accounting guidance, multiple deliverables are segregated into units of accounting which are delivered items that have value to a customer on a standalone basis. The maintenance support provides technical support to the customer when the customer has access to the SaaS-based software platform. Absent of a subscription to the SaaS-base software platform, a customer does not receive maintenance support from the Company nor can the customer purchase maintenance support from a third-party provider. As such, maintenance support is not considered a deliverable item that is standalone or separate from the SaaS-based software platform.

Cost of Sales

The Company’s costs of sales primarily consist of cloud computing and storage costs, datasets, and contracted and internal labor costs.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include, among others, provisions for doubtful accounts, software amounts eligible for capitalization and useful lives and recoverability of long-lived assets. Actual results could materially differ from those estimates.

Cash

Cash and cash equivalents are comprised of cash and highly liquid investments with original maturities of 90 days or less at the date of purchase.  The Company does not have any cash equivalents as of December 31, 2018 and 2017.

Accounts Receivable

Accounts receivable represent valid claims against debtors for sales arising on or before the balance sheet date and are reduced to their estimated net realizable value. Accounts receivable are periodically evaluated for collectability based on past credit history with customers and their current financial condition. Amounts are written-off only after all reasonable collection efforts have been made. The Company did not have a material allowance for doubtful accounts at December 31, 2018 and 2017.

Concentration of Credit Risk

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral.

During the years ended December 31, 2018 and 2017, the Company had sales to one and two customers that approximated 11% and 35% of total sales, respectively. At December 31, 2018 and 2017, the Company had amounts receivable from one and three customers that approximated 97% and 96%, respectively.

Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to five years. Maintenance and repairs are charged to expense as incurred. Renewals and improvements of a major nature are capitalized.

At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation or amortization are removed from the accounts and any resulting gains or losses are reflected in the accompanying statements of operations.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising

The Company expenses advertising as incurred. Advertising expense for the year ended December 31, 2018 and 2017 was not material.

Income Taxes

Income taxes are accounted for under the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry-forwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  Valuation allowances are established when necessary in order to reduce deferred tax assets to the amounts expected to be recovered.

The Company has established a valuation allowance for its deferred tax assets that are not recoverable from taxable temporary differences because the Company is unable to conclude that future utilization of a portion of its net operating loss carryforwards and other deferred tax assets is more likely than not.

The calculation of the Company’s tax positions involves dealing with uncertainties in the application of complex tax regulations in several different state tax jurisdictions. The Company is periodically reviewed by tax authorities regarding the amount of taxes due.  These reviews include inquiries regarding the timing and amount of deductions and the allocation of income among various tax jurisdictions.  The Company records estimated reserves for exposures associated with positions that it takes on its income tax returns that do not meet the more likely than not standards.

Fair Value Measurement

The Company applies fair value accounting for all financial assets and liabilities and non- financial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, which are required to be recorded at fair value, the Company considers the principal or most advantageous market in which the Company would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as risks inherent in valuation techniques, transfer restrictions and credit risk. Fair value is estimated by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1 Inputs: Quoted prices in active markets for identical assets or liabilities.

Level 2 Inputs: Observable inputs other than quoted prices in active markets for identical

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Inputs: Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

The fair value of certain of the Company’s financial instruments carried at cost, including cash, accounts receivable, accounts payable, accrued expenses and related party payable approximate the carrying amounts presented in the balance sheet due to the short-term nature of these instruments.

Long-Lived Assets

Long-lived assets include property and equipment. These assets are recorded at cost and depreciated or amortized over their estimated useful lives. For purposes of determining whether there are any impairment losses, management evaluates the carrying value of the Company’s identifiable long-lived assets, including their useful lives, when indicators of impairment are present, considering whether the undiscounted lowest identifiable cash flows are sufficient to recover the carrying amount of the applicable asset or asset group. If an impairment is indicated, the Company computes the impairment based on the fair value of the asset, as compared to the carrying value of the asset, such a loss would be charged to expense in the period the impairment is identified. Furthermore, if the review of the carrying values of the long-lived assets indicates impairment of such assets, the Company may determine that shorter estimated useful lives are more appropriate. There was no impairment at December 31, 2018 and 2017.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 and other subsequent revisions amend the guidance for revenue recognition to replace numerous, industry specific requirements and converges areas under this topic with those of the International Financial Reporting Standards. The ASU implements a five-step process for customer contract revenue recognition that focuses on transfer of control, as opposed to transfer of risk and rewards. The amendment also requires enhanced disclosures regarding the nature, amount, timing and uncertainty of revenues and cash flows from contracts with customers. Other major provisions include the capitalization and amortization of certain contract costs, ensuring the time value of money is considered in the transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. Entities can transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption. The Company adopted ASU 2014-09 on January 1, 2018.

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NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In January 2016, the FASB issued ASU No. 2016-01, “Financial Instruments - Overall (Topic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”). ASU 2016-01 addresses certain aspects of recognition, measurement, presentation and disclosures of financial instruments including the requirement to measure certain equity investments at fair value with changes in fair value recognized in net income. The Company adopted ASU 2016-01 on January 1, 2018. The adoption of ASU 2016-01 did not have a material impact on the Company’s financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASC 842”), which amends the existing accounting standards for leases. The new standard requires lessees to record a right-of-use (“ROU”) asset and a corresponding lease liability on the balance sheet (with the exception of short-term leases), whereas under current accounting standards the Company’s lease portfolio consists primarily of operating leases and is not recognized on its balance sheets. The new standard also requires expanded disclosures regarding leasing arrangements. The new standard is effective for the Company beginning January 1, 2019. In July 2018, the FASB issued ASU No. 2018- 11, Leases (Topic 842): Targeted Improvements, which provides an alternative modified transition method. Under this method, the cumulative-effect adjustment to the opening balance of retained earnings is recognized on the date of adoption with prior periods not restated.

The Company adopted ASC 842 as of January 1, 2019, using the alternative modified transition method and will record a cumulative-effect adjustment to the opening balance of retained earnings as of that date. Prior periods will not be restated. In preparation of adopting ASC 842, the Company is implementing additional internal controls to enable future preparation of financial information in accordance with ASC 842. The Company has also substantially completed its evaluation of the impact on the Company’s lease portfolio. The Company believes the largest impact will be on the balance sheets for the accounting of facilities-related leases, which represents a majority of its operating leases it has entered into as a lessee. These leases will be recognized under the new standard as ROU assets and operating lease liabilities. The Company will also provide expanded disclosures for its leasing arrangements.

The new standard provides a number of optional practical expedients in transition. The Company expects to elect: (1) the “package of practical expedients”, which permits it not to reassess under the new standard its prior conclusions about lease identification, lease classification, and initial direct costs, and (2) the use-of-hindsight in determining the lease term and in assessing impairment of ROU assets. In addition, the new standard provides practical expedients for an entity’s ongoing accounting that the Company anticipates making, comprised of the following: (1) the election for classes of underlying asset to not separate non- lease components from lease components, and (2) the election for short-term lease recognition exemption for all leases that qualify.

A-2-11

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company will finalize its accounting assessment and quantitative impact of the adoption during fiscal year 2019. As the Company completes its evaluation of this new standard, new information may arise that could change the Company’s current understanding of the impact to leases. Additionally, the Company will continue to monitor industry activities and any additional guidance provided by regulators, standards setters, or the accounting profession, and adjust the Company’s assessment and implementation plans accordingly.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments-Credit Losses (Topic 326)-Measurement of Credit Losses on Financial Instruments” (“ASU 2016-13”). The new standard requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. ASU 2016-13 will become effective for fiscal years beginning after December 15, 2019, with early adoption permitted. The Company is currently evaluating the impact ASU 2016-13 will have on the financial statements.

In August 2016, the FASB issued ASU No. 2016-15, “Statement of Cash Flows (Topic 230) – Classification of Certain Cash Receipts and Cash Payments” (“ASU 2016-15”). This ASU provides clarification regarding how certain cash receipts and cash payments are presented and classified in the statement of cash flows. This ASU addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. The issues addressed in this ASU that will affect the Company are classifying debt prepayments or debt extinguishment costs and contingent consideration payments made after a business combination. This update is effective for annual and interim periods beginning after December 15, 2017, and interim periods within that reporting period. The Company adopted ASU 2016-15 on January 1, 2018. The adoption of ASU 2016-15 did not have a material impact on the Company’s financial statements.

In May 2017, the FASB issued ASU No. 2017-09, “Compensation - Stock Compensation (Topic 718): Scope of Modification Accounting” (“ASU 2017-09”), to clarify which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting in Topic 718. This ASU is effective for annual periods beginning after December 15, 2017. ASU 2017-09 will be applied prospectively when changes to the terms or conditions of a share- based payment award occur. The Company adopted ASU 2017-01 on January 1, 2018. The adoption of ASU 2017-09 did not have a material impact on the Company’s financial statements.

A-2-12

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In July 2017, the FASB issued ASU No. 2017-11, “Earnings Per Share (Topic 260): Distinguishing Liabilities from Equity (Topic 480); Derivatives and Hedging (Topic 815): (Part 1) Accounting for Certain Financial Instruments with Down Round Features, (Part II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Non-controlling Interests with a Scope Exception” (“ASU 2017-11”). The amendments in Part I of this Update change the classification analysis of certain equity-linked financial instruments (or embedded features) with down round features. When determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity’s own stock. The amendments also clarify existing disclosure requirements for equity-classified instruments. The amendments in Part 1 of this update are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in any interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. The Company adopted ASU 2017-11 on January 1, 2018.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	As of December 31,
	2018	2017
Furniture and equipment	$54,314	$51,010
Less: Accumulated Depreciation	(48,444)	(38,744)
Furniture and equipment, net	$5,870	$12,266

During the years ended December 31, 2018 and 2017 depreciation expense on property and equipment totaled approximately $9,700 and $11,248, respectively.

A-2-13

NOTE 4 - NOTES PAYABLE -RELATED PARTIES

Notes and payable consist of the following:

	As of December 31,
	2018	2017
Demand notes payable to officers, including interest at 8% per annum	$204,037	$101,252

In October 2017, the Company entered into demand notes with its former Chief Executive Officer totaling $100,000. The notes matured in October 2018 and remain outstanding.

In January through April 2018, the Company issued additional note to its former Chief Executive Officer totaling $92,000 maturing one year from the date of issuance.

During the years ended December 31, 2018 and 2017, the Company recognized interest expense of $10,785 and $1,250, respectively. As of December 31, 2018, all of the interest recognized remains unpaid and outstanding.

NOTE 5 - INCOME TAXES

The Company provides for income taxes using an asset and liability approach. Deferred tax assets and liabilities are recorded based on the temporary differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

The Company recognizes reductions in its deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether it will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded.

A-2-14

NOTE 5 - INCOME TAXES (CONTINUED)

The Company’s deferred tax assets by period are as follows:

	December 31,	December 31,
	2018	2017
Deferred Tax Asset	$2,431,000	$2,351,000
Valuation Allowance	(2,431,000)	(2,351,000)
Net Deferred Tax Asset	$—	$—

The components of income tax expense for the years ended December 31, 2018 and 2017, respectively, are as follows:

	December 31,	December 31,
	2018	2017
Change in Net Operating Loss	$80,000	$678,000)
Change in Valuation Allowance	(80,000)	(678,000)
Income Tax Expense	$—	$—

The differences between the statutory income tax rates computed at the U.S. federal statutory rate and our effective rate were the following:

	December 31,	December 31,
	2018	2017
Federal Statutory Rate	21%	21%
State Statutory Rate, net of Federal Benefit	4.345%	4.345%
Valuation Allowance	(25.345)%	(25.345)%
Net Rate	0%	0%

A-2-15

NOTE 5 - INCOME TAXES (CONTINUED)

On December 22, 2017, the President signed into law Public Law No. 115-97, commonly referred to as the Tax Cuts and Jobs Act (TCJA), following its passage by the United States Congress. The TCJA makes significant changes to the U.S. federal income tax laws including among other changes a federal corporate tax rate reduction from 35% to 21% for tax years beginning after December 31, 2017, repeal of the corporate AMT tax system, and immediate expensing of certain types of business assets placed in service after September 27, 2017. Due to the impact of the Company’s full valuation allowance on net deferred tax assets, the TCJA had minimal impact on the Company’s provision for income taxes. As a result of the reduction in the federal corporate tax rate, the Company recorded additional tax expense of $1,313,000 and $1,140,000 with a corresponding reduction in the valuation allowance during the year ended December 31, 2018 and 2017, respectively.

As of December 31, 2018, the Company had net operating loss carryforwards totaling approximately $9,432,000. The Company does not believe that it has any uncertain tax positions, correspondingly, no estimated accruals for interest and penalties have been made in the accompanying financial statements.

At the end of 2018 and 2017, the Company had net deferred tax assets of approximately $2,351,000 and $2,431 against which a valuation allowance of $2,351,000 and $2,431,000 has been provided.

This asset is related to federal and state net operating losses that expire beginning in the year ended December 31, 2033.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

From time to time, the Company enters into certain types of contracts that contingently require the Company to indemnify parties against third-party claims. These contracts primarily relate to (i) certain leases, under which the Company may be required to indemnify property owners for liabilities and other claims arising from the Company’s use of the applicable premises; (ii) certain agreements with the Company’s officers and employees, under which the Company may be required to indemnify such persons for liabilities arising out of their employment relationship; and (iii) pursuant to the asset purchase agreement, under which the Company shall indemnify, defend and save and hold harmless the seller, its affiliates, from and against any and all claims, losses, costs, expenses or liabilities incurred in connection with, arising out of, resulting from or relating to any breach of any covenant or agreement or any claim of fraud of intentional misrepresentation. The terms of such obligations vary by contract and, in most instances; a specific or maximum dollar amount is not explicitly stated therein. Generally, amounts under these contracts cannot be reasonably estimated until a specific claim is asserted. No claims have been asserted and no liabilities have been recorded for these indemnities on the Company’s balance sheet.

A-2-16

NOTE 6 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

In the ordinary course of business, the Company may face various claims brought by third parties and may, from time to time, make claims or take legal actions to assert its rights, including intellectual property disputes, contractual disputes and other commercial disputes. Any of these claims could subject the Company to litigation. As of December 31, 2018 and 2017, the Company did not have any pending litigation that is believed to have material impact on its financial position, results of operations, or cash flows.

NOTE 7 - STOCKHOLDERS’ EQUITY

As of December 31, 2018 and 2017, the Company was authorized to issue 40,512,800, shares of common stock and 20,179,600 shares of preferred stock, each with a par value of $0.00001. The Company had 14,547,059 shares of common stock; 7,902,800 shares of Series A preferred stock; and 12,276,800 shares of Series B preferred stock issued and outstanding at December 31, 2018 and 2017. The terms of each series of preferred stock was defined by the Company’s Board of Directors and stockholders prior to issuance.

Series B Preferred Stock

During the year ended December 31, 2015, the Company issued a total of 12,276,800 shares of Series B preferred stock (“Preferred”) at a price of $0.41 per share for total gross cash proceeds of approximately $5,000,000. Each share of Series B Preferred has the following rights:

Voting Rights - Each share of Series B preferred stock is entitled to the number of votes equal to the number of common shares into which such Class B preferred shares could be converted. Except as provided by law or by the other provisions of the Company’s Certificate of Incorporation, holders of Series A Preferred Stock and the holders of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.

Dividend Rights - Each share of Series B preferred stock is entitled to receive legally available funds for cash dividends at a rate of 8% of the original issue price of $0.41 per share, prior and in preference to any dividend declared on the Company’s Series A preferred stock and common stock, when and if dividends are declared by the Board of Directors. Such dividends are non-cumulative. No dividend was declared during the years ended December 31, 2018 and 2017.

Liquidation Rights - Upon any liquidation transaction, the holders of Series B Preferred Stock shall be entitled to receive, prior to any distribution of any assets of the Company to holders of Common Stock and Series A Preferred Stock, an amount per share equal to the original issue price ($0.41) for each share of Series B Preferred Stock then held by them plus all declared or undeclared and unpaid dividends. If, upon any such Liquidation Transaction, the assets of the Company shall be insufficient to make payment in full of all applicable preferential amounts to all holders of Preferred Stock, then the assets and funds legally available for distribution shall be distributed ratably among the holders of Preferred Stock in proportion to the preferential amount to which each holder of Preferred Stock would otherwise be respectively entitled. The liquidation preference was waived in connection with the merger subsequent to year end (see Note 8).

A-2-17

NOTE 7 - STOCKHOLDERS’ EQUITY (CONTINUED)

After the payment of the full liquidation preference of all preferred stock, the remaining assets of the Company legally available for distribution in such Liquidation Transaction, if any, shall be distributed ratably, first to the Series A preferred holders with any remaining assets to the holders of common stock.

Mandatory Conversion – Upon either (a) the closing of the sale of shares of Common Stock to the public at a price of at least three (3) times the Series B Original Issue Price (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Stock), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $50,000,000 (fifty million dollars) of gross proceeds to the Corporation or (b) the date and time, or the occurrence of an event, specified by vote or written consent of the Requisite Holders (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”), then (i) all outstanding shares of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective conversion rate.

Deemed Liquidation - A "Liquidation Transaction" shall be deemed to occur, unless the holders of at least a majority of the outstanding shares of Series B Preferred Stock elect otherwise by written notice sent to the Corporation at least 10 days prior to the effective date of any such event, if the Corporation shall (a) merge or consolidate in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

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NOTE 7 - STOCKHOLDERS’ EQUITY (CONTINUED)

Holder Conversion Rights– The holders of Series B Preferred Stock shall be entitled to the following conversion rights:

Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, and without payment of additional consideration by the holder, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Original Issue Price of $0.41 (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like with respect to the Series B Preferred Stock) in the case of the Series B Preferred Stock, by the Conversion Price applicable to such shares (such quotient is referred to herein as the "Conversion Rate"), determined as hereafter provided, in effect on the date of conversion.

In the event the Company issues additional equity, and/or equity-linked instrument at a price less than the then effective conversion price, the conversion price shall be reduced by the quotient of the pre issuance diluted common stock outstanding (including the conversion of the Series B preferred outstanding and the post-issuance common shares outstanding; multiplied by the effective conversion in effect immediately prior to such issuance.

Series A Preferred Stock

Prior to December 31, 2015, the Company issued a total of 7,902,800 shares of Series A Preferred Stock (“Preferred”) at a price of $0.50 per share for total consideration of $3,928,000. Each share of Series A preferred stock carries substantively the same features as the Series B preferred stock except for its liquidation preference and initial conversion price being $0.50.

Common Stock

As of December 31, 2018 and 2017, the Company had 14,547,059 shares of common stock issued and outstanding.

Stock Options

In 2015, the Company’s Board of Directors approved the 2015 Stock Incentive Plan (“Plan”) providing for the issuance of 5,064,000 shares of common stock on a one for one basis underlying each stock option granted. Stock options granted under the Plan generally vest equally over a 3 to 4-year period beginning on the grant date. The exercise price for each stock option award approximates the fair value of the underlying common stock on the date of grant and, in most cases, expire ten years from the date of grant. The Plan terminates no later than the tenth anniversary of the approval of the incentive plans by the Company’s Board of Directors. As of December 31, 2018, the Company had 4,376,797 options available for future issuance under the Equity Incentive Plan.

A-2-19

NOTE 7 - STOCKHOLDERS’ EQUITY (CONTINUED)

The Company’s Board of Directors administers the discretionary option grant and stock issuance programs. The Board determines which eligible individuals are to receive option grants under the Plan, the time or times when the grants are to be made, the number of shares subject to each grant, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, the vesting schedule to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

The Company utilizes a Black-Scholes pricing model to estimate the grant date fair value for all stock option awards. The Company estimates the expected term for new grants based upon the Company’s best estimate. The Company’s expected volatility for the expected term of the option is based upon the historical volatility experienced in the Company’s stock price. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company determined the fair value of non-vested shares using the precedent transaction method. The Company did not grant any options during the year ended December 31, 2018. The following table illustrates the assumptions used for all awards granted during the year ended December 31, 2017:

Expected volatility	51.3%
Expected dividends	—
Expected term (years)	6.25
Risk-free rate	1.50%

A summary of the stock option activity is as follows:

	Options	Weighted Average Excise Price	Weighted Average Remaining Contractual Term (Years)
Outstanding at January 1, 2017	360,564	$0.04	9.08
Options granted	326,639	0.04
Exercised	—	—
Forfeited, cancelled or expired	—	—
Outstanding at December 31, 2017	687,203	0.04	8.60
Options granted	—	—
Exercised	—	—
Forfeited, cancelled or expired	—	—
Outstanding at December 31, 2018	687,203	$0.04	7.60
Exercisable at December 31, 2018	687,203	0.04	7.60

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NOTE 7 - STOCKHOLDERS’ EQUITY (CONTINUED)

During the year ended December 31, 2017, the aggregate grant date fair value of the stock options issued was approximately $0.04 per share. Stock-based compensation expense associated with stock options for the periods presented was approximately $7,000 and $6,500 during the years ended December 31, 2018 and 2017, respectively. Total unearned compensation cost approximated $14,000 at December 31, 2018.

NOTE 8 - SUBSEQUENT EVENTS

On March 1, 2019, the Company entered into a Contribution Agreement by and among Clinigence Holdings, Inc. (“Holdings”), Clinigence LLC, LLC, and the Members of Clinigence, LLC (“Agreement”) whereby Clinigence Holdings, Inc. acquired all of the assets and operations and assumed all of the liabilities of the Company. Pursuant to the Agreement, all of the outstanding Series A and Series B Preferred Stock, Common Stock and stock options of the Company totaling 34,726,659 shares were exchanged for 5,021,951 shares of Holdings. All outstanding shares and stock options of the Company immediately preceding the exchange were treated as one class.

QualMetrix, Inc. currently has 18 customers, including 9 HMOs/health plans, 6 ACOs (4 overlap with Clinigence, LLC), 2 MSOs and 2 medical groups, with almost 2 million patients (100,000 overlap with Clinigence, LLC) on the platform. Customers include the University of Miami Health System, Sendero Health Plans, Colorado Choice Health Plans and BlueCross BlueShield of Puerto Rico.

Clinigence, LLC was a customer of the Company during 2017 and 2018. During the years ended December 31, 2018 and 2017, the Company earned revenues of approximately $90,000 each year. At December 31, 2018 and 2017, approximately $9,000 and $0 was due to the Company, respectively.

A-2-21

ANNEX B CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

IGAMBIT INC.

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 242 of Title 8 of the Delaware Code does hereby certify:

FIRST: That at a meeting of the Board of Directors of iGambit Inc., resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FIRST” so that, as amended, said Article shall be and read as follows:

“The name of the corporation is Clinigence Holdings, Inc.”

RESOLVED FURTHER, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FOURTH” so that, as amended, said Article shall be and read as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is nine hundred million (900,000,000) shares consisting of eight hundred million (800,000,000) shares of Common Stock with a par value of one tenth of one cent ($.001) per share, and one hundred million (100,000,000) shares of Preferred Stock par value of one tenth of one cent ($.001) per share, having such designations, preferences, relative and other rights as the Board of Directors shall, in its discretion, so designate.

Reverse Stock Split. Effective at 12:01 a.m. on [ ], 2019 (the “Effective Time”), every [ ] shares of common stock issued and outstanding immediately prior to the Effective the holder thereof, into one (1) validly issued, fully paid and non-assessable share of common stock (“New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of common stock shall be issued in connection with the Reverse Stock Split. No stockholder of the Corporation shall transfer any fractional shares of common stock. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of common stock. A holder of Old Common Stock who otherwise would be entitled to receive fractional shares of New Common Stock because they hold a number of shares of Old Common Stock not evenly divisible by the Reverse Stock Split ratio will receive the fractional share of Old Common Stock rounded up to the next whole share of New Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (“Old Certificates”), shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined.”

SECOND: That thereafter, in accordance with Section 228 of the General Corporation Law of the State of Delaware, a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class, approved the foregoing amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this [ ] day of _______________, 2019 A.D.

By:
Elisa Luqman, Secretary

B-1

ANNEX C IGAMBIT INC. 2019 OMNIBUS EQUITY INCENTIVE PLAN

iGAMBIT, INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN

C-1

Page
SECTION 1. Establishment and Purpose.	C-3
(a) Purpose	C-3
(b) Adoption and Term	C-3
SECTION 2. Definitions.	C-3
SECTION 3. Administration.	C-8
(a) Committee of the Board of Directors	C-8
(b) Authority	C-8
(c) Exchange Program	C-9
(d) Delegation by the Committee	C-9
(e) Indemnification	C-9
SECTION 4. Eligibility and Award Limitations.	C-9
(a) Award Eligibility	C-9
(b) Award Limitations	C-9
SECTION 5. Stock Subject To The Plan.	C-9
(a) Shares Subject to the Plan	C-9
(b) Lapsed Awards	C-10
SECTION 6. Terms And Conditions Of Stock Options.	C-10
(a) Power to Grant Options	C-10
(b) Optionee to Have No Rights as a Stockholder	C-10
(c) Award Agreements	C-10
(d) Vesting	C-11
(e) Exercise Price and Procedures.	C-11
(f) Effect of Termination of Service	C-12
(g) Limited Transferability of Options	C-12
(h) Acceleration of Exercise Vesting	C-12
(i) Modification, Extension, Cancellation and Regrant	C-12
(j) Term of Option	C-13
(k) Special Rules For Incentive Stock Options (“ISOs”)	C-13
(l) Shareholder Rights	C-12
SECTION 7. Restricted Stock.	C-14
(a) Grant of Restricted Stock	C-14
(b) Establishment of Performance Criteria and Restrictions	C-14
(c) Share Certificates and Transfer Restrictions	C-14
(d) Voting and Dividend Rights	C-15
(e) Award Agreements	C-15
(f) Time Vesting	C-15
(g) Acceleration of Vesting	C-16
SECTION 8. Restricted Stock Units	C-16
(a) Grant	C-16
(b) Vesting Criteria and Other Terms	C-16
(c) Earning of Restricted Stock Units	C-16
(d) Dividend Equivalents	C-16
(e) Form and Timing of Payment	C-16
(f) Cancellation	C-16
SECTION 9. Stock Appreciation Rights.	C-17
(a) Grant	C-17
(b) Exercise and Payment	C-17
SECTION 10. Performance Units and Performance Shares.	C-17
(a) Grant of Performance Units/Shares	C-17
(b) Value of Performance Units/Shares	C-17
(c) Performance Objectives and Other Terms	C-18
(d) Measurement of Performance Goals	C-18
(e) Earning of Performance Units/Shares	C-19
(f) Form and Timing of Payment of Performance Units/Shares	C-19
(g) Cancellation of Performance Units/Shares	C-19
(h) Non-transferability	C-19
SECTION 11. Tax Withholding.	C-20
(a) Tax Withholding for Options	C-20
(b) Tax Withholding for Restricted Stock and Other Awards	C-20
SECTION 12. Adjustment of Shares and Representations.	C-20
(a) General	C-20
(b) Mergers and Consolidations	C-21
(c) Reservation of Rights	C-21
SECTION 13. Miscellaneous.	C-22
(a) Regulatory Approvals	C-22
(b) Strict Construction	C-22
(c) Choice of Law	C-22
(d) Compliance With Code Section 409A	C-22
(e) Date of Grant	C-22
(f) Conditions Upon Issuance of Shares.	C-22
(g) Stockholder Approval	C-23
SECTION 14. No Employment or Service Retention Rights.	C-23
SECTION 15. Duration and Amendments.	C-23
(a) Term of the Plan	C-23
(b) Right to Amend or Terminate the Plan	C-23
(c) Effect of Amendment or Termination	C-23
SECTION 16. Execution.	C-23

C-2

iGAMBIT, INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN

SECTION 1. Establishment and Purpose.

(a)          Purpose. The purpose of the Plan is to promote the interests of iGambit, Inc., a Delaware corporation (the “Corporation”), and its stockholders by providing eligible employees, directors and consultants with additional incentives to remain with the Corporation and its subsidiaries, to increase their efforts to make the Corporation more successful, to reward such persons by providing an opportunity to acquire shares of Common Stock on favorable terms and to attract and retain the best available personnel to participate in the ongoing business operations of the Corporation.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

(b)          Adoption and Term. The Plan has been approved by the Board of Directors of the Corporation, and subject to the approval of a majority of the voting power of the stockholders of the Corporation, is effective ___________, 2019. The Plan will remain in effect until terminated or abandoned by action of the Board of Directors except as otherwise provided in Section 15. The Plan replaces and supercedes any prior stock option or stock incentive plan maintained by the Corporation.

SECTION 2. Definitions.

(a)          “Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(b)          “Award” means the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units or Performance Shares made pursuant to the Plan.

(c)          “Award Agreement” means an agreement entered into by the Corporation and the Participant setting forth the terms applicable to an Award granted to the Participant under the Plan.

(d)          “Board of Directors” means the Board of Directors of the Corporation, as constituted from time to time.

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(e)          “Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Corporation public disgrace or disrepute, or adversely affects the Corporation's operations, condition (financial or otherwise), prospects or interests, (ii) gross negligence or willful misconduct with respect to the Corporation, including, without limitation fraud, embezzlement, theft or dishonesty in the course of his or her employment; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician's prescription; (iv) refusal, failure or inability to perform any material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (6) below) to the Corporation (other than due to a disability), which failure, refusal or inability is not cured within 10 days after delivery of notice thereof; (v) material breach of any agreement with or duty owed to the Corporation; or (vi) any breach of any obligation or duty to the Corporation (whether arising by statute, common law, contract or otherwise) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Corporation have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines "Cause," then with respect to such Participant, "Cause" shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(f)           “Change of Control” means the occurrence of any of the following, in one transaction or a series of related transactions: (i) any person (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becoming a "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the Corporation's then outstanding capital stock; (ii) a consolidation, share exchange, reorganization or merger of the Corporation resulting in the stockholders of the Corporation immediately prior to such event not owning at least a majority of the voting power of the resulting entity's securities outstanding immediately following such event or, if the resulting entity is a direct or indirect subsidiary of the entity whose securities are issued in such transaction(s), the voting power of such issuing entity's securities outstanding immediately following such event; (iii) the sale or other disposition of all or substantially all the assets of the Corporation (other than a transfer of financial assets made in the ordinary course of business for the purpose of securitization or any similar purpose); (iv) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; (v) a liquidation or dissolution of the Corporation; or (vi) any similar event deemed by the Committee to constitute a Change in Control for purposes of the Plan. For the avoidance of doubt, a transaction or a series of related transactions will not constitute a Change in Control if such transaction(s) result(s) in the Corporation, any successor to the Corporation, or any successor to the Corporation's business, being controlled, directly or indirectly, by the same person or persons who controlled the Corporation, directly or indirectly, immediately before such transaction(s).

(g)          “Code” means the Internal Revenue Code of 1986, as amended.

(h)          “Committee” means the Compensation Committee of the Board of Directors or such other committee or individuals satisfying Applicable Laws appointed by the Board in accordance with Section 3 hereof.

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(i)           “Common Stock” means the common stock of the Corporation.

(j)           “Consultant” means any person other than an Employee, engaged by the Corporation or Subsidiary to render services to such entity.

(k)          “Corporation” means iGambit, Inc., a Delaware corporation and where applicable, its Subsidiaries.

(l)           “Date of Grant” means the date on which the Committee grants an Award pursuant to the Plan.

(m)        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

(n)          “Effective Date” means ______________, 2019.

(o)          “Employee” means any individual who is a common-law employee of the Corporation or a Subsidiary.

(p)          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)          “Exchange Program” means a program established by the Committee under which outstanding Awards are amended to provide for a lower Exercise Price or surrendered or cancelled in exchange for (i) Awards with a lower exercise price, (ii) a different type of Award or awards under a different equity incentive plan, (iii) cash, or (iv) a combination of (i), (ii) and/or (iii).  Notwithstanding the preceding, the term Exchange Program does not include any (i) action described in Section 12 or any action taken in connection with a Change in Control transaction or (ii) transfer or other disposition permitted under Section 12.  For the purpose of clarity, each of the actions described in the prior sentence, none of which constitute an Exchange Program, may be undertaken (or authorized) by the Committee in its sole discretion without approval by the Corporation's shareholders.

(r)           “Exercise Price” with respect to an Option, means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option, as determined by the Committee on the Date of Grant. In no event shall the Exercise Price of any Common Stock made the subject of an Option, be less than the Fair Market Value on the Date of Grant.

(s)          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

C-5

(i)            If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sale price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)          If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, or if the Common Stock is quoted on the Over-the-Counter (OTC) market, be that the OTCQB, OTCBB or Pink Sheets, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal, the OTC, or such other source as the Committee deems reliable;

(iii)         For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Corporation's Common Stock; or

(iv)         In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Board of Directors after taking into account such factors as the Board shall deem appropriate

(t)           “Incentive Stock Option” or “ISO” means a stock option intended to satisfy the requirements of Section 422(b) of the Code.

(u)          “Nonstatutory Option” means a stock option not intended to satisfy the requirements of Section 422(b) of the Code.

(v)          “Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)         “Option” means an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase shares of Common Stock.

(x)          “Option Stock” means those shares of Common Stock made the subject of an Option granted pursuant to the Plan.

(y)          “Optionee” means an individual who is granted an Option.

(z)          “Outside Director” means a member of the Board of Directors who is not an Employee.

(aa)       “Participant” means a person who has an outstanding Award under the Plan. The term Participant also refers to an Optionee.

C-6

(bb)      “Performance Goal” means a performance goal established by the Committee pursuant to Section 10(c) of the Plan.

(cc)       “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine pursuant to Section 10.

(dd)      “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Committee may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee)       “Plan” means this iGambit, Inc. 2019 Omnibus Equity Incentive Plan.

(ff)         "Registration Date" means the effective date of the first registration statement that is filed by the Corporation and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Corporation's securities.

(gg)      “Restricted Stock” means those shares of Common Stock made the subject of an Award granted under the Plan.

(hh)      “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Corporation.

(ii)          “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)          “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)       “Service” means service as an Employee, Consultant or Outside Director.

(ll)          “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(mm)   “Stock Appreciation Right” or “SAR” means a right awarded to a Participant pursuant to Section 9 of the Plan, which shall entitle the Participant to receive cash, Common Stock, other property or a combination thereof, as determined by the Committee, in an amount equal to or otherwise based on the excess of (a) the Fair Market Value of a share of Common Stock at the time of exercise over (b) the exercise price of the right, as established by the Committee on the date the award is granted..

(nn)      “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

C-7

SECTION 3. Administration.

(a)          Committee of the Board of Directors. The Plan may be administered by the Compensation Committee of the Board of Directors or such other Committee or individuals as appointed by the Board to administer the Plan. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. Members of the Committee shall serve for such period of time as the Board of Directors may determine and shall be subject to removal by the Board of Directors at any time. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authorities previously delegated to the Committee. If no Committee has been appointed, the entire Board of Directors shall administer the Plan.

To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b)          Authority. Subject to the terms and conditions of the Plan, the Committee shall have the sole discretionary authority:

(i)           to authorize the granting of Awards under the Plan;

(ii)          to select the Employees, Consultants or Outside Directors who are to be granted Awards under the Plan and to determine the conditions subject to such Awards;

(iii)         to construe and interpret the Plan;

(iv)         to determine Fair Market Value;

(v)          to establish and modify administrative rules for the Plan;

(vi)         to impose such conditions and restrictions with respect to the Awards, not inconsistent with the terms of the Plan, as it determines appropriate;

(vii)       to execute or cause to be executed Award Agreements; and

(viii)      generally, to exercise such power and perform such other acts in connection with the Plan and the Awards, and to make all determinations under the Plan as it may deem necessary or advisable or as required, provided or contemplated hereunder.

C-8

Any person delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

(c)          Exchange Program.  Notwithstanding anything in this Section 3, the Committee shall not implement an Exchange Program without the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of Corporation's shareholders.

(d)          Delegation by the Committee.  The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Corporation; provided, however, that the Committee may not delegate its authority and powers (a) with respect to an Officer or (b) in any way which would jeopardize the Plan's qualification under Code Section 162(m), if applicable, or Rule 16b-3.

(e)          Indemnification. To the maximum extent permitted by law, the Corporation shall indemnify each member of the Committee, the Board, and any Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in the action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Corporation in defending against any such claim. The Corporation shall have the right to select counsel and to control the prosecution or defense of the suit. The Corporation shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Corporation consents in writing to the settlement or compromise.

SECTION 4. Eligibility and Award Limitations.

(a)          Award Eligibility. Employees, Consultants and Outside Directors shall be eligible for the grant of Awards under the Plan. Only Employees shall be eligible for the grant of Incentive Stock Options.

(b)          Award Limitations. The Corporation may apply limits on the grant of Awards during any fiscal year or any particular type or amount of Award.

SECTION 5. Stock Subject To The Plan.

(a)          Shares Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is _________ Shares (the "Initial Share Reserve").  The Shares may be authorized, but unissued, or reacquired Common Stock.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in this Section 5(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b).

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(b)          Lapsed Awards.  To the extent an Award expires, is surrendered pursuant to an Exchange Program or becomes unexercisable without having been exercised or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  Notwithstanding the foregoing (and except with respect to Shares of Restricted Stock that are forfeited rather than vested), Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6. Terms And Conditions Of Stock Options.

(a)          Power to Grant Options. Subject to the maximum per person share limitation in Section 4, the Committee may grant to such Employees or persons as the Committee may select, Options entitling the Optionee to purchase shares of Common Stock from the Corporation in such quantity, and on such terms and subject to such conditions not inconsistent with the terms of the Plan, as may be established by the Committee at the time of grant or pursuant to applicable resolution of the Committee, and as set forth in the Participant’s Option Award Agreement. Options granted under the Plan may be Nonstatutory Stock Options or Incentive Stock Options.

(b)          Optionee to Have No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to the shares of Common Stock made subject to an Option unless and until such Optionee exercises such Option and is issued the shares purchased thereby. No adjustments shall be made for distributions, dividends, allocations, or other rights with respect to any shares of Common Stock prior to the exercise of such Option.

(c)          Award Agreements. The terms of any Option shall be set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. In the event that any provision of an Option granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan constituted on the Date of Grant of such Option shall control. No person shall have any rights under any Option granted under the Plan unless and until the Corporation and the Optionee have executed an Award Agreement setting forth the grant and the terms and conditions of the Option.

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(d)          Vesting. Unless a different vesting schedule is listed in an individual Award Agreement, the Shares subject to an Option granted under the Plan shall vest and become exercisable in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(e)          Exercise Price and Procedures.

(1)          Exercise Price. The Exercise Price means the price per share at which an Optionee may exercise his Option to acquire all or a portion of the shares of Common Stock that are the subject of such Option. Notwithstanding the foregoing, in no event shall the Exercise Price of any Common Stock made the subject of an Option be less than the Fair Market Value of such Common Stock, determined as of the Date of Grant.

(2)          Exercise Procedures. Each Option granted under the Plan shall be exercised by providing written notice to the Committee, together with payment of the Exercise Price, which notice and payment must be received by the Committee on or before the earlier of (i) the date such Option expires, and (ii) the last date on which such Option may be exercised as provided in paragraph (f) below.

(3)          Payment of Exercise Price. The Exercise Price times the number of the shares to be purchased upon exercise of an Option granted under the Plan shall be paid in full at the time of exercise. The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Committee will determine the acceptable form of consideration at the time of grant.  Such consideration for both types of Options may consist entirely of: (i) cash; (ii) check; (iii) promissory note, to the extent permitted by Applicable Laws, (iv) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Corporation, as the Committee determines in its sole discretion; (v) consideration received by the Corporation under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Corporation in connection with the Plan; (vi) by net exercise; (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (viii) any combination of the foregoing methods of payment.

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(f)           Effect of Termination of Service. Subject to paragraph (k) below regarding Special Rules for Incentive Stock Options, the following provisions shall govern the exercise of any Options granted to an Optionee that are vested and outstanding at the time Optionee’s Service ceases:

(1)          Termination of Employment for Reasons Other than Death, Disability or a Termination for Cause. Should Optionee’s Service with the Corporation cease for any reason other than death, Disability or a termination for Cause (as determined by the Committee), then each Option shall remain exercisable until the close of business on the earlier of (i) 3 months following the date Optionee’s Service ceased or (ii) the expiration date of the Option.

(2)          Termination of Employment Due to Death or Disability. Should Optionee’s Service cease due to death or Disability, then each Option shall remain exercisable until the close of business on the earlier of (i) the 12 month anniversary of the date Optionee’s Service ceased, or (ii) the expiration date of the Option.

(3)          Termination for Cause. Should Optionee’s Service be terminated for Cause while his Option remains outstanding, each outstanding Option granted to Optionee (whether vested or unvested) shall terminate immediately and Optionee shall forfeit all rights with respect to such Award.

(g)          Limited Transferability of Options. An Option shall be exercisable only by the Optionee during his lifetime and shall not be assignable or transferable other than by will or by the laws of inheritance following Optionee’s death.

(h)          Acceleration of Exercise Vesting. Notwithstanding anything to the contrary in the Plan, the Committee, in its discretion, may allow the exercise in whole or in part, at any time after the Date of Grant, any Option held by an Optionee, which Option has not previously become exercisable. In the event of a Change of Control of the Corporation, the Committee, in its discretion may provide that Options shall become 100% vested and exercisable on the date of the Change of Control. Options shall also become 100% vested in the event Optionee dies or becomes Disabled while employed.

(i)           Modification, Extension, Cancellation and Regrant. Within the limitations of the Plan and after taking into account any possible adverse tax or accounting consequences, the Committee may modify, or extend outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option or cause a violation of Code Section 409A.

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(j)           Term of Option. No Option shall have a term in excess of ten (10) years measured from the date that the Option is granted.

(k)          Special Rules For Incentive Stock Options (“ISOs”). In addition to the provisions of this Section 6, the terms specified below shall be applicable to all Incentive Stock Options granted under the Plan. Except as modified by the provisions of this paragraph (k), all of the provisions of the Plan shall be applicable to Incentive Stock Options. Options that are specifically designated as Nonstatutory Options are not subject to the terms of this paragraph (k).

(1)          Eligibility. Incentive Options may only be granted to Employees.

(2)          Dollar Limitation. The aggregate Fair Market Value of the shares of Common stock (determined as of the Date of Grant) for which one or more Incentive Options granted to any Employee pursuant to the Plan may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed $100,000. To the extent that an Optionee’s Options exceed that limit, they will be treated as Nonstatutory Options (but all of the other provisions of the Option shall remain applicable), with the first Options that were awarded to Optionee to be treated as Incentive Stock Options.

(3)          Restrictions on Sale of Shares. Shares issued pursuant to the exercise of an Incentive Stock Option may not be sold by the Employee until the expiration of 12 months after exercise and 24 months from the Date of Grant. Shares that do not satisfy these restrictions shall be treated as a grant of Nonstatutory Options.

(4)          Special Rules for Incentive Stock Options Granted to 10% Stockholder.

a.            Exercise Price. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, the Exercise Price of the Incentive Stock Option must be at least 110% of the Fair Market Value of the Corporation’s Common Stock.

b.            Term of Option. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date the Incentive Stock Option is granted.

c.            Definition of 10% Stockholder. For purposes of the Plan, an Employee is deemed to be a “10% Stockholder” if he owns more than 10% of the Corporation or any Subsidiary.

(5)          Special Rules for Exercise of Incentive Stock Options Following Termination of Employment.

a.            Death or Disability. In order to preserve tax treatment as an Incentive Stock Option, Options granted to an Optionee who dies or becomes Disabled while employed must be exercised by the Optionee or his executor or beneficiary no later than (i) 12 months following the date of death or Disability, or (ii) the expiration date of the Incentive Stock Option, if earlier.

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b.            Termination For Reason Other Than Death or Disability. In order to preserve tax treatment as an Incentive Stock Option, an Optionee must exercise any vested and outstanding Incentive Stock Options no later than: (i) three (3) months following the date the Optionee terminates employment for any reason other than death or Disability; or (ii) the expiration date of the Incentive Stock Option if earlier.

(6)          Miscellaneous. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein. To the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option, to that extent, shall be deemed to be a Nonstatutory Stock Option for all purposes of this Plan.

(l)           Shareholder Rights. Until the Shares covered by an Option are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Corporation will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

SECTION 7. Restricted Stock.

(a)          Grant of Restricted Stock. The Committee may cause the Corporation to issue shares of Restricted Stock under the Plan, subject to such restrictions, conditions and other terms as the Committee may determine in addition to those set forth herein.

(b)          Establishment of Performance Criteria and Restrictions. Restricted Stock Awards will be subject to time vesting under paragraph (f) of this Section 7. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than time vesting, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Stock. Corporate or individual performance criteria include, but are not limited to, designated levels or changes in total shareholder return, net income, total asset return, or such other financial measures or performance criteria as the Committee may select. Such restrictions shall be set forth in the Participant’s Restricted Stock Agreement.

(c)          Share Certificates and Transfer Restrictions. Restricted Stock awarded to a Participant may be held under the Participant’s name in a book entry account maintained by or on behalf of the Corporation. Upon vesting of the Restricted Stock, the Corporation will establish procedures regarding the delivery of share certificates or the transfer of shares in book entry form. None of the Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of prior to the date on which such Restricted Stock vests in accordance with the Plan.

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(d)          Voting and Dividend Rights. Except as otherwise determined by the Committee either at the time Restricted Stock is awarded or at any time thereafter prior to the lapse of the restrictions, holders of Restricted Stock shall not have the right to vote such shares or the right to receive any dividends with respect to such shares, until such shares are vested. All distributions, if any, received by the Participant with respect to Restricted Stock as a result of any stock split, stock distributions, combination of shares, or other similar transaction shall be subject to the restrictions of the Plan.

(e)          Award Agreements. The terms of the Restricted Stock granted under the Plan shall be as set forth in an Award Agreement in such form as the Committee shall from time to time determine. Each Award Agreement shall comply with and be subject to the terms and conditions of the Plan and such other terms and conditions as the Committee may deem appropriate. No Person shall have any rights under the Plan unless and until the Corporation and the Participant have executed an Award Agreement setting forth the grant and the terms and conditions of the Restricted Stock. The terms of the Plan shall govern all Restricted Stock granted under the Plan. In the event that any provision of an Award Agreement shall conflict with any term in the Plan as constituted on the Date of Grant, the term in the Plan shall control.

(f)           Time Vesting. Except as otherwise provided in a Participant’s Award Agreement, the Restricted Stock granted under the Plan will vest in accordance with the following schedule:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

In the event a Participant terminates employment prior to 100% vesting, any Shares of Restricted Stock which are not vested shall be forfeited immediately and permanently. However, a Participant shall be 100% vested in his Restricted Stock in the event he terminates employment by reason of death or Disability. A Participant shall also be 100% vested in his Restricted Stock on the date of a Change of Control. If a Participant’s Service is terminated for Cause as determined in the sole discretion of the Committee, his or her Restricted Stock Award (whether vested or unvested) shall be forfeited immediately. The Committee may approve Restricted Stock grants that provide alternate vesting schedules. Fractional shares shall be rounded down.

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(g)          Acceleration of Vesting. Notwithstanding anything to the contrary in the Plan, the Board of Directors, in its discretion, may accelerate, in whole or in part, the vesting schedule applicable to a grant of Restricted Stock.

SECTION 8. Restricted Stock Units

(a)          Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Committee.  After the Committee determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions (if any) related to the grant, including the number of Restricted Stock Units.

(b)          Vesting Criteria and Other Terms.  The Committee will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Committee may set vesting criteria based upon the achievement of Corporation-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Committee in its discretion. Unless a different vesting schedule is set forth in the Award Agreement, the following time vesting schedule will apply:

Completed Years of Employment/Service From Date of Grant	Cumulative Vesting Percentage
1	25%
2	50%
3	75%
4 Years or more	100%

(c)          Earning of Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Committee and as set forth in the Award Agreement on the Date of Grant.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout as long as such reduction or waiver does not violate Code Section 409A.

(d)          Dividend Equivalents.  The Committee may, in its sole discretion, award dividend equivalents in connection with the grant of Restricted Stock Units that may be settled in cash, in Shares of equivalent value, or in some combination thereof.

(e)          Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the Award Agreement.  The Committee, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both. Timing and payment of Restricted Stock Units will be subject to and structured to comply with the rules of Code Section 409A and the treasury regulations thereunder.

(f)           Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Corporation.

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SECTION 9. Stock Appreciation Rights.

(a)          Grant. A Participant may be granted one or more Stock Appreciation Rights under the Plan and such SARs shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. A SAR may relate to a particular Stock Option and may be granted simultaneously with or subsequent to the Stock Option to which it relates. Except to the extent otherwise modified in the grant, (i) SARs not related to a Stock Option shall be granted subject to the same terms and conditions applicable to Stock Options as set forth in Section 6, and (ii) all SARs related to Stock Options granted under the Plan shall be granted subject to the same restrictions and conditions and shall have the same vesting, exercisability, forfeiture and termination provisions as the Stock Options to which they relate. SARs may be subject to additional restrictions and conditions. The per-share base price for exercise or settlement of SARs shall be determined by the Committee, but shall be a price that is equal to or greater than the Fair Market Value of such shares. Other than as adjusted pursuant to Section 12, the base price of SARs may not be reduced without shareholder approval (including canceling previously awarded SARs and regranting them with a lower base price).

(b)          Exercise and Payment. To the extent a SAR relates to a Stock Option, the SAR may be exercised only when the related Stock Option could be exercised and only when the Fair Market Value of the shares subject to the Stock Option exceed the exercise price of the Stock Option. When a Participant exercises such SARs, the Stock Options related to such SARs shall automatically be cancelled with respect to an equal number of underlying shares. Unless the Committee decides otherwise (in its sole discretion), SARs shall only be paid in cash or in shares of Common Stock. For purposes of determining the number of shares available under the Plan, each Stock Appreciation Right shall count as one share of Common Stock, without regard to the number of shares, if any, that are issued upon the exercise of the Stock Appreciation Right and upon such payment. Shares issuable in connection with a SAR are subject to the transfer restrictions under the Plan.

SECTION 10. Performance Units and Performance Shares.

(a)          Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees, Consultants or Outside Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)          Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of the grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a “Performance Period.”

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(c)          Performance Objectives and Other Terms. The Committee will set Performance Goals or other vesting provisions (including, without limitation, continued status as an Employee, Consultant or Outside Director) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to an Employee, Consultant or Outside Director.  The time period during which the performance objectives or other vesting provisions must be met will be called the "Performance Period."  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, will determine.  The Committee may set performance objectives based upon the achievement of Corporation-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion.

(d)          Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained ("Performance Targets") with respect to one or more measures of business or financial performance (each, a "Performance Measure"), subject to the following:

(i)           Performance Measures. For each Performance Period, the Committee shall establish and set forth in writing the Performance Measures, if any, and any particulars, components and adjustments relating thereto, applicable to each Participant.  The Performance Measures, if any, will be objectively measurable and will be based upon the achievement of a specified percentage or level in one or more objectively defined and non-discretionary factors preestablished by the Committee.  Performance Measures may be one or more of the following, as determined by the Committee:  (i) sales or non-sales revenue; (ii) return on revenues; (iii) operating income; (iv) income or earnings including operating income; (v) net income; (vi) pre-tax income or after-tax income; (vii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (viii) raising of financing or fundraising; (ix) project financing; (x) revenue backlog; (xi) power purchase agreement backlog; (xii) gross margin; (xiii) operating margin or profit margin; (xiv) capital expenditures, cost targets, reductions and savings and expense management; (xv) return on assets (gross or net), return on investment, return on capital, or return on shareholder equity; (xvi) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xvii) performance warranty and/or guarantee claims; (xviii) stock price or total stockholder return; (xix) earnings or book value per share (basic or diluted); (xx) economic value created; (xxi) pre-tax profit or after-tax profit; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, objective customer satisfaction or information technology goals; (xxiii) objective goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (xxiv) construction projects consisting of one or more objectives based upon meeting project completion timing milestones, project budget, site acquisition, site development, or site equipment functionality; (xxv) objective goals relating to staff management, results from staff attitude and/or opinion surveys, staff satisfaction scores, staff safety, staff accident and/or injury rates, headcount, performance management, completion of critical staff training initiatives; (xxvi) objective goals relating to projects, including project completion timing milestones, project budget; (xxvii) key regulatory objectives; and (xxviii) enterprise resource planning.

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(ii)          Committee Discretion on Performance Measures.  As determined in the discretion of the Committee, the Performance Measures for any Performance Period may (a) differ from Participant to Participant and from Award to Award, (b) be based on the performance of the Corporation as a whole or the performance of a specific Participant or one or more Subsidiaries, divisions, departments, regions, stores, segments, products, functions or business units of the Corporation, (c) be measured on a per share, per capita, per unit, per square foot, per employee, per branch basis, and/or other objective basis (d) be measured on a pre-tax or after-tax basis, and (e) be measured on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index).  Without limiting the foregoing, the Committee shall adjust any performance criteria, Performance Measures or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Corporation, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(e)          Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Unit/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, and subject to restrictions under Applicable Laws such as Code Section 409A, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

(f)           Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum, within 90 calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate fair market value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in combination thereof. Prior to the beginning of each Performance Period, Participants may, if so permitted by the Corporation, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

(g)          Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Corporation, the Shares subject thereto shall again be available for grant under the Plan.

(h)          Non-transferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

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SECTION 11. Tax Withholding.

(a)          Tax Withholding for Options. The Corporation shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment in cash in United States dollars from an Optionee or beneficiary in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any amount payable and/or shares of Common Stock issuable under such Optionee's Option, and the Corporation may defer payment or issuance of the shares of Common Stock upon such Optionee's exercise of an Option unless indemnified to its satisfaction against any liability for such tax. The amount of any such withholding shall be determined by the Corporation.

(b)          Tax Withholding for Restricted Stock and Other Awards. When a Participant incurs tax liability in connection with the vesting, lapse of a restriction or distribution of Restricted Stock or other Award, and the Participant is obligated to pay an amount required to be withheld under applicable tax laws, the Committee shall establish procedures to satisfy the withholding tax obligation. The Participant also has the option to make payment in cash in United States dollars pursuant to procedures established by the Corporation. The amount of any such withholding shall be determined by the Corporation.

SECTION 12. Adjustment of Shares and Representations.

(a)          General. Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, the Committee shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable pursuant to the Plan, (ii) the number and/or class of securities and the Exercise Price per share in effect for each outstanding Option in order to prevent the dilution or enlargement of benefits, (iii) the number of shares of Restricted Stock granted; or (iv) the number of Performance Shares awarded, if applicable. As a condition to the exercise of an Award, the Corporation may require the person exercising such Option to make such representations and warranties at the time of any such exercise as the Corporation may at that time determine, including without limitation, representations and warranties that (i) the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares in violation of applicable federal or state securities laws, and (ii) such person is knowledgeable and experienced in financial and business matters and is capable of evaluating the merits and the risks associated with purchasing the Shares.

The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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(b)          Mergers and Consolidations. In the event that the Corporation is a party to a Change of Control, outstanding Awards that are not yet vested shall be subject to the agreement of merger or consolidation or asset sale. Such agreement, without the Participant’s consent, may provide for:

(i)            The continuation of such outstanding Awards by the Corporation (if the Corporation is the surviving Corporation);

(ii)          The assumption of the Plan and such outstanding Awards by the surviving Corporation;

(iii)         The substitution by the surviving Corporation of options with substantially the same terms for such outstanding Awards;

(iv)         Such other action as the Board of Directors determines.

Each Option that is assumed or otherwise continued in effect in connection with a Change of Control shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Optionee in connection with the consummation of such Change of Control, had the Option been exercised immediately prior to such Change of Control.

(c)          Reservation of Rights. Except as provided in this Section 12, a Participant shall have no Shareholder rights by reason of (i) any subdivision or consolidation of shares of stock of any class, or (ii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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SECTION 13. Miscellaneous.

(a)          Regulatory Approvals. The implementation of the Plan, the granting of any Options, Restricted Stock or Performance Unit/Performance Share Awards under the Plan, and the issuance of any shares of Common Stock upon the exercise of any Option, lapse of restrictions on Restricted Stock, or payout of Performance Share Award shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities, if any, including applicable securities laws having jurisdiction over the Plan, the Options or Restricted Stock granted, and the shares of Common Stock issued pursuant to it.

(b)          Strict Construction. No rule of strict construction shall be implied against the Committee, the Corporation or Subsidiary or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

(c)          Choice of Law. All determinations made and actions taken pursuant to the Plan shall be governed by the internal laws of the State of Delaware and construed in accordance therewith.

(d)          Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Committee.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.  In no event will the Corporation be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of applicable of Code Section 409A.

(e)          Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

(f)           Conditions Upon Issuance of Shares.

(i)            Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Corporation with respect to such compliance.

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(ii)          Investment Representations.  As a condition to the exercise of an Award, the Corporation may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

(g)          Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Corporation within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

SECTION 14. No Employment or Service Retention Rights.

Nothing in the Plan or in any Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 15. Duration and Amendments.

(a)          Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Corporation’s stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Awards that have already occurred for which shareholder approval is a prerequisite for the granting of such Awards, shall be rescinded, and no such additional grants or awards shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption only with respect to the Corporation’s ability to grant ISOs under the Plan and may be terminated at any date by the Board of Directors pursuant to paragraph (b) below.

(b)          Right to Amend or Terminate the Plan. The Committee may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that certain amendments, including amendments that increase the number of Shares of Common Stock available for issuance under the Plan (except as provided in Section 12) or change the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Corporation’s stockholders. The Corporation will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)          Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Corporation. No Shares of Common Stock shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any shares of Restricted Stock or Performance Shares previously issued or any Option previously granted under the Plan.

SECTION 16. Execution.

To record the adoption of the Plan by the Board of Directors, the Corporation has caused its authorized officer to execute the same.

iGAMBIT, INC.

By:
Title:
Date:

C-23

ANNEX D AMENDED AND RESTATED BY LAWS

AMENDED AND RESTATED BYLAWS OF

iGambit Inc. (formerly Bigvault.com Inc).

Effective [ ,2019]

ARTICLE I — CORPORATE OFFICES

1.1     REGISTERED OFFICE

The registered office shall be fixed in the corporation’s certificate of incorporation. References in these bylaws to the certificate of incorporation shall mean the certificate of incorporation of the corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock.

1.2     OTHER OFFICES

The corporation’s board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II — MEETINGS OF STOCKHOLDERS

2.1     PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s then-principal executive office.

2.2     ANNUAL MEETING

The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Delaware, as the board of directors shall designate from time to time and stated in the corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted.

2.3     SPECIAL MEETING

(i)     A special meeting of the stockholders, other than those required by statute, may be called at any time only by (A) the affirmative vote of a majority of the Whole Board, (B) the chairperson of the board of directors, (C) the chief executive officer, or (D) the president (in the absence of a chief executive officer). A special meeting of the stockholders may not be called by any other person or persons. The board of directors, by the affirmative vote of a majority of the Whole Board, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these Bylaws, the term “Whole Board” will mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

(ii)     The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the board of directors acting by the affirmative vote of a majority of the Whole Board, the chairperson of the board of directors, the chief executive officer or the president (in the absence of a chief executive officer).

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2.4     ADVANCE NOTICE PROCEDURES

(i)     Advance Notice of Stockholder Business at Annual Meeting. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought by a stockholder before an annual meeting, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations), clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

(a)     To comply with clause (C) of Section 2.4(i), above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

(b)     To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person as of the date of delivery of such notice, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

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(c)     Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)     Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

(a)     To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary at the then-principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a), above; provided additionally, however, that in the event that the number of directors to be elected to the board of directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased board made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the secretary at the principal executive offices of the corporation not later than the close of business on the tenth day following the day on which such Public Announcement is first made by the corporation.

(b)     To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1)     as to each person whom the stockholder proposes to nominate for election or re-election as a director (a “nominee”): (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the board of directors, (F) a written statement executed by the nominee acknowledging that as a director of the corporation, the nominee will owe fiduciary duties under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and

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(2)     as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b), above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)     At the request of the board of directors, any person nominated by a stockholder for election or re-election as a director must furnish to the secretary (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the corporation under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the corporation and (3) such other information that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of any such information of the kind specified in this Section 2.4(ii)(c) if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d)     Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)     Advance Notice of Director Nominations for Special Meetings.

(a)     For a special meeting of stockholders at which directors are to be elected or re-elected, nominations of persons for election or re-election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the then-principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected or re-elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Any person nominated in accordance with this Section 2.4(iii) is subject to, and must comply with, the provisions of Section 2.4(ii)(c).

(b)     The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

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(iv)     Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of:

(a)     a stockholder to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act; or

(b)     the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

2.5     NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6     QUORUM

The holders of a majority of the voting power of the stock issued, outstanding and entitled to vote, and present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the then-issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.

If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson of the meeting shall have the authority to adjourn a meeting of the stockholders in all other events. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7     ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment, a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

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2.8     CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, the chief executive officer (in the absence of the chairperson) or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9     VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.

2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Except as otherwise required by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

2.11     RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

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A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12     PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

2.13     LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s then-principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place (as opposed to solely by means of remote communication), then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14     INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting shall appoint a person to fill that vacancy.

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Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots, (vi) determine the result; and (vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III — DIRECTORS

3.1     POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2     NUMBER OF DIRECTORS

The board of directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time solely by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3     ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. If so provided in the certificate of incorporation, the directors of the corporation shall be divided into classes.

3.4     RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then-in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

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3.5     PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6     REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7     SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate.

Notice of the time and place of special meetings shall be:

(i)      delivered personally by hand, by courier or by telephone;

(ii)     sent by United States first-class mail, postage prepaid;

(iii)    sent by facsimile; or

(iv)    sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8     QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

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The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by the DGCL, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of such directors.

3.9     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation, these bylaws or DGCL, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10     FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation, these bylaws or DCGL, the board of directors shall have the authority to fix the compensation of directors.

3.11     REMOVAL OF DIRECTORS

A director may be removed from office by the stockholders of the corporation only for cause.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV — COMMITTEES

4.1     COMMITTEES OF DIRECTORS

The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2     COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3     MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

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(i)     Section 3.5 (place of meetings and meetings by telephone);

(ii)    Section 3.6 (regular meetings);

(iii)   Section 3.7 (special meetings; notice);

(iv)   Section 3.8 (quorum; voting);

(v)    Section 3.9 (action without a meeting); and

(vi)   Section 7.5 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

(i)     the time of regular meetings of committees may be determined by resolution of the committee;

(ii)    special meetings of committees may also be called by resolution of the committee; and

(iii)   notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors or a committee may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4     SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V — OFFICERS

5.1     OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2     APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Section 5 for the regular election to such office.

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5.3     SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4     REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board of directors. Any such officer, except in the case of an officer chosen by the board of directors, may also be removed by an officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written or electronic notice to the corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5     VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6     REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairperson of the board of directors, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7     AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

5.8     THE CHAIRPERSON OF THE BOARD

The chairperson of the board shall have the powers and duties customarily and usually associated with the office of the chairperson of the board. The chairperson of the board shall preside at meetings of the board of directors.

5.9     THE VICE CHAIRPERSON OF THE BOARD

The vice chairperson of the board shall have the powers and duties customarily and usually associated with the office of the vice chairperson of the board. In the case of absence or disability of the chairperson of the board, the vice chairperson of the board shall perform the duties and exercise the powers of the chairperson of the board.

5.10     THE CHIEF EXECUTIVE OFFICER

The chief executive officer shall have, subject to the supervision, direction and control of the board of directors, ultimate authority for decisions relating to the supervision, direction and management of the affairs and the business of the corporation customarily and usually associated with the position of chief executive officer, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the corporation. If at any time the office of the chairperson and vice chairperson of the board shall not be filled, or in the event of the temporary absence or disability of the chairperson of the board and the vice chairperson of the board, the chief executive officer shall perform the duties and exercise the powers of the chairperson of the board unless otherwise determined by the board of directors.

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5.11     THE PRESIDENT

The president shall have, subject to the supervision, direction and control of the board of directors, the general powers and duties of supervision, direction and management of the affairs and business of the corporation customarily and usually associated with the position of president. The president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board or the chief executive officer. In the event of the absence or disability of the chief executive officer, the president shall perform the duties and exercise the powers of the chief executive officer unless otherwise determined by the board of directors.

 5.12     THE VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS

Each vice president and assistant vice president shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer or the president.

5.13     THE SECRETARY AND ASSISTANT SECRETARIES

(i)     The secretary shall attend meetings of the board of directors and meetings of the stockholders and record all votes and minutes of all such proceedings in a book or books kept for such purpose. The secretary shall have all such further powers and duties as are customarily and usually associated with the position of secretary or as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer or the president.

(ii)     Each assistant secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chairperson of the board, the chief executive officer, the president or the secretary. In the event of the absence, inability or refusal to act of the secretary, the assistant secretary (or if there shall be more than one, the assistant secretaries in the order determined by the board of directors) shall perform the duties and exercise the powers of the secretary.

5.14     THE CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURERS

(i)     The chief financial officer shall be the treasurer of the corporation. The chief financial officer shall have custody of the corporation’s funds and securities, shall be responsible for maintaining the corporation’s accounting records and statements, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation, and shall deposit or cause to be deposited moneys or other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The chief financial officer shall also maintain adequate records of all assets, liabilities and transactions of the corporation and shall assure that adequate audits thereof are currently and regularly made. The chief financial officer shall have all such further powers and duties as are customarily and usually associated with the position of chief financial officer, or as may from time to time be assigned to him or her by the board of directors, the chairperson, the chief executive officer or the president.

(ii)     Each assistant treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the board of directors, the chief executive officer, the president or the chief financial officer. In the event of the absence, inability or refusal to act of the chief financial officer, the assistant treasurer (or if there shall be more than one, the assistant treasurers in the order determined by the board of directors) shall perform the duties and exercise the powers of the chief financial officer.

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ARTICLE VI — STOCK

6.1     STOCK CERTIFICATES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson of the board of directors or vice-chairperson of the board of directors, or the president or a vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

6.2     SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section 6.2 or Sections 151, 156, 202(a) or 218(a) of the DGCL or with respect to this section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3     LOST, STOLEN OR DESTROYED CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and upon the owner’s making of an affidavit of lost, stolen or destroyed certificate, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4     DIVIDENDS

The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of incorporation.

The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

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6.5     TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the certificate of incorporation, these bylaws, applicable law or contract.

6.6     STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7     REGISTERED STOCKHOLDERS

The corporation:

(i)      shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii)     shall be entitled (to the fullest extent permitted by applicable law) to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii)    shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1     NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2 NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i)	by electronic mail, when directed the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and
(ii)	such inability becomes known to the secretary or an assistant secretary or to the transfer agent, or other person responsible for the giving of notice.

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However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(ii)	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;
(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(iv)	if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3     NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4     NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5     WAIVER OF NOTICE

Whenever notice is required to be given to stockholders, directors or other persons under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the board of directors, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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ARTICLE VIII — INDEMNIFICATION

8.1     INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director of the corporation or an officer of the corporation, or while a director of the corporation or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of a subsidiary or another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2     INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or while a director or officer of the corporation is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3     SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4     INDEMNIFICATION OF OTHERS; ADVANCE PAYMENT TO OTHERS

Subject to the other provisions of this Article VIII, the corporation shall have power to advance expenses to and indemnify its employees and its agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate the determination of whether employees or agents shall be indemnified or receive an advancement of expenses to such person or persons as the board of determines.

8.5     ADVANCE PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems reasonably appropriate and shall be subject to the corporation’s expense guidelines.

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8.6     LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i)       for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii)      for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iii)     for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv)     initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(v)      if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforcebable.

8.7     DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8     NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

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8.9     INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10     SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11     EFFECT OF REPEAL OR MODIFICATION

Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

8.12     CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

ARTICLE IX — GENERAL MATTERS

9.1     EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2     FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

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9.3     SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4     CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both an entity and a natural person.

ARTICLE X — AMENDMENTS

These bylaws may be adopted, amended or repealed by the affirmative vote of the holders of at least 66⅔% of the total voting power of outstanding voting securities, voting together as a single class. The board of directors, acting by the affirmative vote of a majority of the Whole Board, shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

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